    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 25, 2002

                                                       REGISTRATION NOS. 2-99715
                                                                        811-4386
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                    [X]
               Post-Effective Amendment No. 48                               [X]
                                            and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                            [X]
               Amendment No. 49                                              [X]


                           VAN KAMPEN TAX FREE TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

        1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555
                    (Address of Principal Executive Offices)

                                 (630) 684-6000
                        (Registrant's Telephone Number)


                                 SARA L. BADLER


          Executive Director, General Counsel and Assistant Secretary

                          Van Kampen Investments Inc.
                                1 Parkview Plaza
                                 P.O. Box 5555
                        Oakbrook Terrace, IL 60181-5555
                    (Name and Address of Agent for Service)

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                            ------------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)


          [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)



          [X] ON JANUARY 28, 2002 PURSUANT TO PARAGRAPH (B)


          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     TITLE OF SECURITIES BEING REGISTERED SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement contains seven Prospectuses and seven Statements of Additional Information describing seven series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:

     Facing Page

     Prospectuses with respect to the Applicable Series, in the following order:


   (i)  Van Kampen Strategic Municipal Income Fund
  (ii)  Van Kampen Insured Tax Free Income Fund
 (iii)  Van Kampen California Insured Tax Free Fund
  (iv)  Van Kampen Municipal Income Fund
   (v)  Van Kampen Intermediate Term Municipal Income Fund
  (vi)  Van Kampen Florida Insured Tax Free Income Fund
 (vii)  Van Kampen New York Tax Free Income Fund


     Statements of Additional Information with respect to the Applicable Series, in the following order:


   (i)  Van Kampen Strategic Municipal Income Fund
  (ii)  Van Kampen Insured Tax Free Income Fund
 (iii)  Van Kampen California Insured Tax Free Fund
  (iv)  Van Kampen Municipal Income Fund
   (v)  Van Kampen Intermediate Term Municipal Income Fund
  (vi)  Van Kampen Florida Insured Tax Free Income Fund
 (vii)  Van Kampen New York Tax Free Income Fund


     Part C Information

     Exhibits
                           -------------------------

     The Prospectus and Statement of Additional Information with respect to each of Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund, three other series of the Registrant, were included in Post-Effective Amendment No. 31 to the Registration Statement of the Registrant and no changes thereto are affected hereby.

     The Prospectus and Statement of Additional Information with respect to Van Kampen California Municipal Income Fund, a series of the Registrant, were included in Post-Effective Amendment No. 46 to the Registration Statement of the Registrant and no changes thereto are affected hereby.

Van Kampen Strategic Municipal Income Fund

 -------------------------------------------------------------------------------


Van Kampen Strategic Municipal Income Fund's (formerly known as Van Kampen Tax Free High Income Fund) investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  15
Purchase of Shares..........................................  16
Redemption of Shares........................................  23
Distributions from the Fund.................................  24
Shareholder Services........................................  25
Federal Income Taxation.....................................  27
Financial Highlights........................................  30
Appendix -- Description of Securities Ratings............... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.


                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities that are rated at the time of purchase between BBB and B- (inclusive) by Standard and Poor's ("S&P") or between Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher grade securities. For a description of securities ratings, see the appendix to this Prospectus.

The Fund's investment adviser buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and selects securities that it believes offers higher yields with reasonable credit risks considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of such securities materially change.


Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.



Market risk is often greater among certain types of debt securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund invests primarily in securities with medium- and lower-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.



CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are willing to take on the increased risks of investing in medium- and lower-grade securities in exchange for potentially higher income

- Wish to add to their investment portfolio a fund that invests primarily in medium- and lower-grade municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.


[GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                              0.08
1993                                                                             15.82
1994                                                                             -4.93
1995                                                                             15.52
1996                                                                              3.21
1997                                                                              9.05
1998                                                                              5.98
1999                                                                             -4.10
2000                                                                              3.41
2001                                                                              4.40

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 6.09% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -5.60% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                               PAST
    FOR THE                                   10 YEARS
    PERIODS ENDED           PAST     PAST     OR SINCE
    DECEMBER 31, 2001      1 YEAR   5 YEARS   INCEPTION
----------------------------------------------------------------
    Van Kampen Strategic
    Municipal Income
    Fund -- Class A
    Shares                  -.59%    2.65%        4.12%
    Lehman Brothers
    Municipal Bond Index    5.13%    5.98%        6.63%
 ................................................................
    Van Kampen Strategic
    Municipal Income
    Fund -- Class B
    Shares                  -.38%    2.62%        4.25%(1))**
    Lehman Brothers
    Municipal Bond Index    5.13%    5.98%        6.08%(1)
 ................................................................
    Van Kampen Strategic
    Municipal Income
    Fund -- Class C
    Shares                  2.58%    2.86%        3.71%(2)
    Lehman Brothers
    Municipal Bond Index    5.13%    5.98%        5.97%(3)
 ................................................................



Inception dates: (1) 4/30/93, (2) 8/13/93, (3) 7/31/93.


 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.


** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended September 30, 2001 is 5.61% for Class A Shares, 5.12% for Class B Shares and 5.13% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
 ................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
 ................................................................
Redemption fee                None         None         None
 ................................................................
Exchange fee                  None         None         None
 ................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.48%        0.48%        0.48%
 ................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%(6)     1.00%(6)
 ................................................................
Other expenses               0.14%        0.14%        0.14%
 ................................................................
Total annual fund
operating expenses           0.87%        1.62%        1.62%
 ................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declining thereafter as follows:


                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $560      $739       $  934      $1,497
 ....................................................................
Class B Shares           $565      $861       $1,031      $1,721*
 ....................................................................
Class C Shares           $265      $511       $  881      $1,922
 ....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $560      $739       $934       $1,497
 ...................................................................
Class B Shares           $165      $511       $881       $1,721*
 ...................................................................
Class C Shares           $165      $511       $881       $1,922
 ...................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------


The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in medium- and lower-grade municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this Prospectus. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.


                                 UNDERSTANDING
                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

     MOODY'S       S&P          MEANING
------------------------------------------------------
         Aaa       AAA          Highest quality
 ......................................................
          Aa       AA           High quality
 ......................................................
           A       A            Above-average quality
 ......................................................
         Baa       BBB          Average quality
------------------------------------------------------
          Ba       BB           Below-average quality
 ......................................................
           B       B            Marginal quality
 ......................................................
         Caa       CCC          Poor quality
 ......................................................
          Ca       CC           Highly speculative
 ......................................................
           C       C            Lowest quality
 ......................................................
          --       D            In default
 ......................................................

The Fund invests in a broad range of municipal securities represented by many states, regions and economies. In selecting securities for investment, the Fund's investment adviser allocates portfolio assets among various municipalities and adjusts the Fund's exposure to each state or region based on its perception of the most favorable markets and issuers. As a result, the amount invested in municipal securities in a particular state or region will vary in accordance with the assessments of the Fund's investment adviser of the relative income potential of such investments.

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund's investment adviser selects securities which it believes offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. At times, the market conditions in the municipal securities markets may be such that the Fund's investment adviser may invest in higher-grade securities, particularly when the difference in returns between quality classifications is narrow or when the Fund's investment adviser expects interest rates to increase. These investments may lessen the decline in the net asset value of the Fund but also may affect the amount of current income since yields on higher-grade securities are usually lower than yields on medium- or lower-grade securities. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest.

Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Securities" below.

The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

            RISKS OF INVESTING IN MEDIUM- AND LOWER-GRADE SECURITIES


Securities that are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in medium- and lower-grade securities before investing in the Fund.



Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Medium-and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- and lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in medium- and lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- and lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- and lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- and lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium-and lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium- and lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- and lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- and lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- and lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.


During periods of reduced market liquidity or in the absence of readily available market quotations for medium- and lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the

Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income and thereby is included in the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.


Many medium- and lower-grade securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.


Special tax considerations are associated with investing in certain medium- and lower-grade securities, such as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



The table below sets forth the percentage of the Fund's assets during the fiscal year ended September 30, 2001 invested in the various rating categories (based on the higher of S&P or Moody's rating) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the fiscal year computed on a monthly basis.


                                          UNRATED SECURITIES OF
                     RATED SECURITIES      COMPARABLE QUALITY
    RATING          (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
    CATEGORY         PORTFOLIO VALUE)       PORTFOLIO VALUE)
-------------------------------------------------------------------
    AAA/Aaa               17.36%                  0.43%
 ...................................................................
    AA/Aa                  2.50%                  0.28%
 ...................................................................
    A/A                    7.98%                  0.22%
 ...................................................................
    BBB/Baa                7.07%                  8.69%
 ...................................................................
    BB/Ba                  3.55%                 35.17%
 ...................................................................
    B/B                    1.14%                 10.87%
 ...................................................................
    CCC/Caa                0.00%                  1.75%
 ...................................................................
    CC/Ca                  0.00%                  1.24%
 ...................................................................
    C/C                    0.00%                  0.55%
 ...................................................................
    D                      0.00%                  1.20%
 ...................................................................
    Percentage of
    Rated and
    Unrated
    Securities            39.60%                 60.40%
 ...................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                             ADDITIONAL INFORMATION

                          REGARDING CERTAIN SECURITIES


The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.



Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.



The amount of non-cash interest income earned on zero coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.


                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such high-quality, short-term municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
 ..................................................
    Over $500 million            0.45%
 ..................................................


Applying this fee schedule, the effective advisory fee rate was 0.48% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal Team. The group is made up of established investment professionals. Current members of the group include Dennis S. Pietrzak, an Executive Director of the Adviser, Wayne D. Godlin, an Executive Director of the Adviser, and James D. Phillips, a Vice President of the Adviser. The composition of the group may change without notice from time to time.





Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
 ................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
 ................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
 ................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
 ................................................................
    $1,000,000 or more                *              *
 ................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
 .....................................................
    Second                      3.75%
 .....................................................
    Third                       3.50%
 .....................................................
    Fourth                      2.50%
 .....................................................
    Fifth                       1.50%
 .....................................................
    Sixth                       1.00%
 .....................................................
    Seventh and After            None
 .....................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



 (1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.


 (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus
      0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10)Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
    (10).



The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities.

Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.



If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.



Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended September 30, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                   CLASS A SHARES
                                                   FISCAL                 NINE MONTHS            FISCAL
                                                 YEAR ENDED                  ENDED             YEAR ENDED
                                               SEPTEMBER 30,             SEPTEMBER 30,        DECEMBER 31,
                                         2001       2000       1999           1998           1997       1996
      ---------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............      $13.27     $13.91     $15.08         $14.85         $14.47     $14.98
                                        ------     ------     ------         ------         ------     ------
       Net Investment Income......         .77        .77        .81            .64            .90        .96
       Net Realized and Unrealized
         Gain/Loss................        (.05)      (.63)     (1.17)           .22            .38       (.51)
                                        ------     ------     ------         ------         ------     ------
      Total from Investment
       Operations.................         .72        .14       (.36)           .86           1.28        .45
      Less Distributions from and
       in Excess of Net Investment
       Income.....................         .74        .78        .81            .63            .90        .96
                                        ------     ------     ------         ------         ------     ------
      Net Asset Value, End of the
       Period.....................      $13.25     $13.27     $13.91         $15.08         $14.85     $14.47
                                        ======     ======     ======         ======         ======     ======
      Total Return................       5.46%(a)   1.27%(a)  -2.51%(a)       6.00%*(a)      9.05%(a)   3.21%(a)
      Net Assets at End of the
       Period (In millions).......      $607.1     $621.5     $745.2         $771.4         $706.3     $671.9
      Ratio of Expenses to Average
       Net Assets (d).............        .87%       .91%       .96%           .92%           .94%       .99%
      Ratio of Net Investment
       Income to Average Net
       Assets (d).................       5.88%      5.91%      5.46%          5.66%          6.09%      6.60%
      Portfolio Turnover..........         22%        37%        77%            66%*           63%        59%

                                                               CLASS B SHARES
                                               FISCAL                 NINE MONTHS            FISCAL
                                             YEAR ENDED                  ENDED             YEAR ENDED
                                           SEPTEMBER 30,             SEPTEMBER 30,        DECEMBER 31,
                                     2001       2000       1999           1998           1997       1996
      ----------------------------  -----------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $13.27     $13.90     $15.07         $14.84         $14.47     $14.98
                                    ------     ------     ------         ------         ------     ------
       Net Investment Income......     .68        .69        .69            .55            .77        .84
       Net Realized and Unrealized
         Gain/Loss................    (.06)      (.64)     (1.16)           .23            .39       (.50)
                                    ------     ------     ------         ------         ------     ------
      Total from Investment
       Operations.................     .62        .05       (.47)           .78           1.16        .34
      Less Distributions from and
       in Excess of Net Investment
       Income.....................     .65        .68        .70            .55            .79        .85
                                    ------     ------     ------         ------         ------     ------
      Net Asset Value, End of the
       Period.....................  $13.24     $13.27     $13.90         $15.07         $14.84     $14.47
                                    ======     ======     ======         ======         ======     ======
      Total Return................   4.71%(b)    .48%(b)  -3.25%(b)       5.35%*(b)      8.23%(b)   2.40%(b)
      Net Assets at End of the
       Period (In millions).......  $176.5     $221.4     $282.5         $279.6         $229.6     $173.8
      Ratio of Expenses to Average
       Net Assets (d).............   1.63%      1.67%      1.73%          1.68%          1.71%      1.75%
      Ratio of Net Investment
       Income to Average Net
       Assets (d).................   5.12%      5.15%      4.70%          4.90%          5.30%      5.84%
      Portfolio Turnover..........     22%        37%        77%            66%*           63%        59%

                                                               CLASS C SHARES
                                               FISCAL                 NINE MONTHS            FISCAL
                                             YEAR ENDED                  ENDED             YEAR ENDED
                                           SEPTEMBER 30,             SEPTEMBER 30,        DECEMBER 31,
                                     2001       2000       1999           1998           1997       1996
      ----------------------------  ---------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $13.27     $13.90     $15.07         $14.84         $14.47     $14.99
                                    ------     ------     ------         ------         ------     ------
       Net Investment Income......     .68        .69        .69            .55            .78        .85
       Net Realized and Unrealized
         Gain/Loss................    (.06)      (.64)     (1.16)           .23            .38       (.52)
                                    ------     ------     ------         ------         ------     ------
      Total from Investment
       Operations.................     .62        .05       (.47)           .78           1.16        .33
      Less Distributions from and
       in Excess of Net Investment
       Income.....................     .65        .68        .70            .55            .79        .85
                                    ------     ------     ------         ------         ------     ------
      Net Asset Value, End of the
       Period.....................  $13.24     $13.27     $13.90         $15.07         $14.84     $14.47
                                    ======     ======     ======         ======         ======     ======
      Total Return................   4.71%(c)    .48%(c)  -3.25%(c)       5.35%*(c)      8.23%(c)   2.33%(c)
      Net Assets at End of the
       Period (In millions).......   $44.4      $49.1      $61.5          $63.2          $38.6      $18.8
      Ratio of Expenses to Average
       Net Assets (d).............   1.62%      1.67%      1.73%          1.68%          1.71%      1.75%
      Ratio of Net Investment
       Income to Average Net
       Assets (d).................   5.13%      5.15%      4.69%          4.90%          5.24%      5.84%
      Portfolio Turnover..........     22%        37%        77%            66%*           63%        59%


    *  Non-Annualized


    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

Appendix -- Description
of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                                LONG-TERM ISSUE
                                 CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                                MUNICIPAL NOTES

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                            TAX-EXEMPT DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1. Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2. Notes allowing for negative coupons, or negative principal.

3. Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            SHORT-TERM EXEMPT NOTES

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                          TAX-EXEMPT COMMERCIAL PAPER

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Phillip B. Rooney
R. Craig Kennedy                Wayne W. Whalen*
Mitchell M. Merin*              Suzanne H. Woolsey


*"Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker



  - WEB SITE
     www.vankampen.com



  - FUNDINFO(R)
     Automated Telephone System 800-847-2424



  - INVESTOR SERVICES 800-341-2911



DEALERS



  - WEB SITE
     www.vankampen.com



  - FUNDINFO(R)
     Automated Telephone System 800-847-2424



  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)



  - For shareholder and dealer inquiries through TDD, call 800-421-2833



VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256

Attn: Van Kampen Strategic Municipal Income Fund


Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713


Attn: Van Kampen Strategic Municipal Income Fund


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen

Strategic Municipal

Income Fund



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



                                JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                    STMIPRO 1/02

The Fund's Investment Company
Act File No. is 811-4386.

Van Kampen Insured Tax Free Income Fund
 -------------------------------------------------------------------------------

Van Kampen Insured Tax Free Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Federal Income Taxation.....................................  25
Financial Highlights........................................  27


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.


                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company.

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions, and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.


Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Under normal market conditions, up to 10% of the Fund's total assets may be invested in tax-exempt money market funds which are not insured. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities.


Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.


Market risk is often greater among certain types of debt securities, such as zero coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Wish to add to their investment portfolio a fund that invests substantially all of its assets in insured municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                              9.51
1993                                                                             12.32
1994                                                                             -6.31
1995                                                                             17.49
1996                                                                              3.64
1997                                                                              8.19
1998                                                                              5.65
1999                                                                             -5.03
2000                                                                             13.18
2001                                                                              3.86

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.35% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -6.08% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                           PAST
    FOR THE                               10 YEARS
    PERIODS ENDED       PAST     PAST     OR SINCE
    DECEMBER 31, 2001  1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------
    Van Kampen
    Insured Tax Free
    Income Fund --
    Class A Shares     -1.09%    3.98%      5.49%
    Lehman Brothers
    Municipal Bond
    Index               5.13%    5.98%      6.63%
 .......................................................
    Van Kampen
    Insured Tax Free
    Income Fund --
    Class B Shares      -.78%    3.93%      4.52%(1)**
    Lehman Brothers
    Municipal Bond
    Index               5.13%    5.98%      6.08%(2)
 .......................................................
    Van Kampen
    Insured Tax Free
    Income Fund --
    Class C Shares      2.08%    4.17%      4.14%(3)
    Lehman Brothers
    Municipal Bond
    Index               5.13%    5.98%      5.97%(4)
 .......................................................



Inception dates: (1) 5/3/93, (2) 4/30/93, (3) 8/13/93, (4) 7/31/93.


 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


The current yield for the thirty-day period ended September 30, 2001 is 4.33% for Class A Shares, 3.76% for Class B Shares and 3.78% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
 ................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
 ................................................................
Redemption fee                None         None         None
 ................................................................
Exchange fee                  None         None         None
 ................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.51%        0.51%        0.51%
 ................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%(6)     1.00%(6)
 ................................................................
Other expenses               0.14%        0.14%        0.14%
 ................................................................
Total annual fund
operating expenses           0.90%        1.65%        1.65%
 ................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declining thereafter as follows:


                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $562      $748       $  950      $1,530
 ....................................................................
Class B Shares           $568      $870       $1,047      $1,754*
 ....................................................................
Class C Shares           $268      $520       $  897      $1,955
 ....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $562      $748       $  950      $1,530
 ....................................................................
Class B Shares           $168      $520       $  897      $1,754*
 ....................................................................
Class C Shares           $168      $520       $  897      $1,955
 ....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO").

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.

The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and selects securities that it believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration, and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest.

The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Although the Fund invests substantially all of its total assets in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.

The Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, the Fund would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES


The Fund invests substantially all of its assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in insured securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.


Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Fund's Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, the illiquidity of the derivative instrument and, to the extent that the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if the Strategic Transactions had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.


                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero coupon securities which are debt securities that do not entitle the holder to periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero-coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million          0.525%
 ..................................................
    Next $500 million           0.500%
 ..................................................
    Next $500 million           0.475%
 ..................................................
    Over $1,500 million         0.450%
 ..................................................


Applying this fee schedule, the effective advisory fee rate was 0.51% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Investment Grade Municipal team. The team is made up of established investment professionals. Current members of the team include James F. Willison, a Managing Director of the Adviser, Joseph R. Arcieri, an Executive Director of the Adviser and Joseph
A. Piraro, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.



The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
 ................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
 ................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
 ................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
 ................................................................
    $1,000,000 or more                *              *
 ................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
 .....................................................
    Second                      3.75%
 .....................................................
    Third                       3.50%
 .....................................................
    Fourth                      2.50%
 .....................................................
    Fifth                       1.50%
 .....................................................
    Sixth                       1.00%
 .....................................................
    Seventh and After            None
 .....................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a " company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


 (1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under

     Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10)Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
    (10).



The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank & Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that

Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.



If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.



Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended September 30, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998, and the fiscal years ended December 31, 1997 and 1996, has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                               CLASS A SHARES
                                                                                      NINE MONTHS
                                                        FISCAL YEAR ENDED                ENDED          FISCAL YEAR ENDED
                                                          SEPTEMBER 30,              SEPTEMBER 30,         DECEMBER 31,
                                                   2001        2000        1999          1998            1997        1996
      ---------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................    $18.27      $18.08      $19.96        $19.63          $19.24      $19.55
                                                 --------    --------    --------      --------        --------    --------
       Net Investment Income...................       .86         .91         .91           .71             .97         .98
       Net Realized and Unrealized Gain/Loss...       .98         .17       (1.64)          .37             .55        (.30)
                                                 --------    --------    --------      --------        --------    --------
      Total from Investment Operations.........      1.84        1.08        (.73)         1.08            1.52         .68
                                                 --------    --------    --------      --------        --------    --------
      Less:
       Distributions from and in Excess of Net
         Investment Income.....................       .89         .88         .92           .72             .97         .99
       Distributions from Net Realized Gain....       -0-         .01         .23           .03             .16         -0-
                                                 --------    --------    --------      --------        --------    --------
      Total Distributions......................       .89         .89        1.15           .75            1.13         .99
                                                 --------    --------    --------      --------        --------    --------
      Net Asset Value, End of the Period.......    $19.22      $18.27      $18.08        $19.96          $19.63      $19.24
                                                 ========    ========    ========      ========        ========    ========
      Total Return.............................    10.28%(a)    6.13%(a)   -3.80%(a)      5.61%*(a)       8.19%(a)    3.65%(a)
      Net Assets at End of the Period (In
       millions)...............................  $1,129.6    $1,086.6    $1,178.3      $1,353.9        $1,283.5    $1,283.7
      Ratio of Expenses to Average Net
       Assets (d)..............................      .90%        .90%        .92%          .90%            .92%        .95%
      Ratio of Net Investment Income to Average
       Net Assets (d)..........................     4.55%       5.10%       4.77%         4.85%           5.07%       5.11%
      Portfolio Turnover.......................       80%         69%         92%           62%*            82%         92%

                                                                          CLASS B SHARES
                                                                                NINE MONTHS        FISCAL YEAR
                                                     FISCAL YEAR ENDED             ENDED              ENDED
                                                       SEPTEMBER 30,           SEPTEMBER 30,       DECEMBER 31,
                                                  2001      2000      1999         1998           1997      1996
      -----------------------------------------  ----------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................  $18.26    $18.08    $19.96       $19.63         $19.24    $19.55
                                                 ------    ------    ------       ------         ------    ------
       Net Investment Income...................     .70       .78       .76          .60            .82       .83
       Net Realized and Unrealized Gain/Loss...     .99       .15     (1.64)         .37            .55      (.30)
                                                 ------    ------    ------       ------         ------    ------
      Total from Investment Operations.........    1.69       .93      (.88)         .97           1.37       .53
                                                 ------    ------    ------       ------         ------    ------
      Less:
       Distributions from and in Excess of Net
         Investment Income.....................     .75       .74       .77          .61            .82       .84
       Distributions from Net Realized Gain....     -0-       .01       .23          .03            .16       -0-
                                                 ------    ------    ------       ------         ------    ------
      Total Distributions......................     .75       .75      1.00          .64            .98       .84
                                                 ------    ------    ------       ------         ------    ------
      Net Asset Value, End of the Period.......  $19.20    $18.26    $18.08       $19.96         $19.63    $19.24
                                                 ======    ======    ======       ======         ======    ======
      Total Return.............................   9.42%(b)  5.25%(b) -4.60%(b)     5.07%*(b)      7.36%(b)  2.83%(b)
      Net Assets at End of the Period (In
       millions)...............................   $49.2     $43.0     $56.8        $71.9          $70.1     $71.6
      Ratio of Expenses to Average Net
       Assets (d)..............................   1.69%     1.68%     1.68%        1.66%          1.69%     1.74%
      Ratio of Net Investment Income to Average
       Net Assets (d)..........................   3.76%     4.34%     3.99%        4.08%          4.29%     4.38%
      Portfolio Turnover.......................     80%       69%       92%          62%*           82%       92%

                                                                          CLASS C SHARES
                                                                                NINE MONTHS        FISCAL YEAR
                                                     FISCAL YEAR ENDED             ENDED              ENDED
                                                       SEPTEMBER 30,           SEPTEMBER 30,       DECEMBER 31,
                                                  2001      2000      1999         1998           1997      1996
      -----------------------------------------  ----------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................  $18.25    $18.08    $19.95       $19.63         $19.24    $19.55
                                                 ------    ------    ------       ------         ------    ------
       Net Investment Income...................     .69       .79       .76          .60            .82       .83
       Net Realized and Unrealized Gain/Loss...    1.00       .13     (1.63)         .37            .55      (.30)
                                                 ------    ------    ------       ------         ------    ------
      Total from Investment Operations.........    1.69       .92      (.87)         .97           1.37       .53
                                                 ------    ------    ------       ------         ------    ------
      Less:
       Distributions from and in Excess of Net
         Investment Income.....................     .75       .74       .77          .61            .82       .84
       Distributions from Net Realized Gain....     -0-       .01       .23          .04            .16       -0-
                                                 ------    ------    ------       ------         ------    ------
      Total Distributions......................     .75       .75      1.00          .65            .98       .84
                                                 ------    ------    ------       ------         ------    ------
      Net Asset Value, End of the Period.......  $19.19    $18.25    $18.08       $19.95         $19.63    $19.24
                                                 ======    ======    ======       ======         ======    ======
      Total Return.............................   9.42%(c)  5.19%(c) -4.55%(c)     5.02%*(c)      7.36%(c)  2.83%(c)
      Net Assets at End of the Period (In
       millions)...............................   $11.2      $5.4      $8.3         $6.8           $5.6      $4.9
      Ratio of Expenses to Average Net
       Assets (d)..............................   1.65%     1.68%     1.68%        1.66%          1.69%     1.74%
      Ratio of Net Investment Income to Average
       Net Assets (d)..........................   3.80%     4.35%     3.99%        4.06%          4.29%     4.37%
      Portfolio Turnover.......................     80%       69%       92%          62%*           82%       92%


    *  Non-Annualized


    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Phillip B. Rooney
R. Craig Kennedy                Wayne W. Whalen*
Mitchell M. Merin*              Suzanne H. Woolsey


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS



  - Call your broker



  - WEB SITE
     www.vankampen.com



  - FUNDINFO(R)
     Automated Telephone System 800-847-2424



  - INVESTOR SERVICES 800-341-2911



DEALERS



  - WEB SITE
     www.vankampen.com



  - FUNDINFO(R)
     Automated Telephone System 800-847-2424



  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)



  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN INSURED TAX FREE INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Insured Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Insured Tax Free Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Insured Tax Free
Income Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                   TFIN PRO 1/02

The Fund's Investment Company
Act File No. is 811-4986.

Van Kampen California Insured Tax Free Fund
 -------------------------------------------------------------------------------

Van Kampen California Insured Tax Free Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for California tax purposes.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  14
Purchase of Shares..........................................  15
Redemption of Shares........................................  22
Distributions from the Fund.................................  23
Shareholder Services........................................  24
California Taxation.........................................  26
Federal Income Taxation.....................................  26
Financial Highlights........................................  29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company. The Fund is designed for investors who are residents of California for California tax purposes.


The Fund buys and sells California municipal securities with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.


Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities.

Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.


Market risk is often greater among certain types of debt securities, such as zero coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


STATE-SPECIFIC RISKS. Because the Fund invests substantially all of its assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are subject to California income tax

- Wish to add to their investment portfolio a fund that invests substantially all of its assets in insured California municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                             10.08
1993                                                                             14.60
1994                                                                             -8.75
1995                                                                             18.28
1996                                                                              4.20
1997                                                                              8.93
1998                                                                              6.33
1999                                                                             -5.09
2000                                                                             14.61
2001                                                                              3.60

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.63% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -7.62% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL                              PAST 10
    TOTAL RETURNS FOR                            YEARS
    THE PERIODS ENDED       PAST      PAST     OR SINCE
    DECEMBER 31, 2001      1 YEAR   5 YEARS    INCEPTION
-------------------------------------------------------------
    Van Kampen California
    Insured Tax Free Fund
    --
    Class A Shares          0.21%    4.78%      6.00%
    Lehman Brothers
    Municipal Bond Index    5.13%    5.98%      5.97%
 .............................................................
    Van Kampen California
    Insured Tax Free Fund
    --
    Class B Shares         -0.14%   4.72%%      4.88%  (1)**
    Lehman Brothers
    Municipal Bond Index    5.13%    5.98%      6.08%  (2)
 .............................................................
    Van Kampen California
    Insured Tax Free Fund
    --
    Class C Shares          1.79%    4.71%      4.34%  (3)
    Lehman Brothers
    Municipal Bond Index    5.13%    5.98%      5.97%  (4)
 .............................................................



Inception dates: (1) 5/1/93, (2) 4/30/93, (3) 8/13/93, (4) 7/31/93.


 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.


** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

The current yield for the thirty-day period ended September 30, 2001 is 3.93% for Class A Shares, 3.30% for Class B Shares and 3.30% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       3.25%(1)      None         None
 ................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     3.00%(3)     1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
 ................................................................
Redemption fee                None         None         None
 ................................................................
Exchange fee                  None         None         None
 ................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.47%        0.47%        0.47%
 ................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%(6)     1.00%(6)
 ................................................................
Other expenses               0.18%        0.18%        0.18%
 ................................................................
Total annual fund
operating expenses           0.90%        1.65%        1.65%
 ................................................................


(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 3.00% in the first and second year after purchase and declining thereafter as follows:


                         Year 1-3.00%
                         Year 2-2.50%
                         Year 3-2.00%
                         Year 4-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar year in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $414      $603       $807       $1,397
 ...................................................................
Class B Shares           $468      $720       $897       $1,754*
 ...................................................................
Class C Shares           $268      $520       $897       $1,955
 ...................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $414      $603       $807       $1,397
 ...................................................................
Class B Shares           $168      $520       $897       $1,754*
 ...................................................................
Class C Shares           $168      $520       $897       $1,955
 ...................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of California for California tax purposes.


The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.

The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities that it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding California municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax.



California municipal securities are municipal securities (including issuers from California or issuers outside of California), the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of purchase, exempt from federal and California income taxes. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in California municipal securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Distributions to corporations subject to the California franchise tax will be included in such corporations' gross income for purposes of determining the California franchise tax. In addition, corporations subject to the California corporate income tax may, in certain circumstances, be subject to such taxes with respect to distributions from the Fund.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Although the Fund invests substantially all of its total assets in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.

The Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES


The Fund invests substantially all of its assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in insured securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.


Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Fund's Statement of Additional Information.

                        SPECIAL CONSIDERATIONS REGARDING
                        CALIFORNIA MUNICIPAL SECURITIES

The Fund invests substantially all of its total assets in a portfolio of California municipal securities, which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal and California income taxes. Because the Fund invests substantially all of its total assets in California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting California municipal securities which is contained in the Fund's Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of California published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all California municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

California state and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. With respect to an investment in the Fund, through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

Fuel and energy prices in the State of California have risen sharply in recent months. Because of capacity constraints in electric generation and transmission, California utilities have been forced to purchase wholesale power at high prices. While the government of California and the Federal Energy Regulatory Commission are considering further actions to deal with the shortcomings in California's energy market, it is not possible to predict what the long-term impact of these developments will be on California's economy.

Such fuel and energy issues could have severe adverse effects of the state's economy.

Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular California municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

More detailed information concerning California municipal securities and the State of California is included in the Fund's Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero coupon securities which are debt securities that do not entitle the holder to periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term California municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of California municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $100 million          0.500%
 ..................................................
    Next $150 million           0.450%
 ..................................................
    Next $250 million           0.425%
 ..................................................
    Over $500 million           0.400%
 ..................................................


Applying this fee schedule, the effective advisory fee rate was 0.47% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal team. The team is made up of established investment professionals. Current members of the team include Dennis S. Pietrzak, an Executive Director of the Adviser, John R. Reynoldson, an Executive Director of the Adviser and Joseph A. Piraro, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise.

Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 3.25% of the offering price (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
                                    OFFERING      NET AMOUNT
    SIZE OF INVESTMENT               PRICE         INVESTED
----------------------------------------------------------------
    Less than $25,000                3.25%          3.36%
 ................................................................
    $25,000 but less than
    $250,000                         2.75%          2.83%
 ................................................................
    $250,000 but less than
    $500,000                         1.75%          1.78%
 ................................................................
    $500,000 but less than
    $1,000,000                       1.50%          1.52%
 ................................................................
    $1,000,000 or more                *              *
 ................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within four years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       3.00%
 .....................................................
    Second                      2.50%
 .....................................................
    Third                       2.00%
 .....................................................
    Fourth                      1.00%
 .....................................................
    Fifth and After              None
 .....................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10)Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distribution. There is no minimum investment amount for purchases made under this option
    (10).


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions
From the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, automated telephone system, which is generally accessible 24 hours a day, seven days a week or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchase and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

California Taxation

 -------------------------------------------------------------------------------

Under existing California income tax law, if at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the Fund who are subject to the California personal income tax will not be subject to such tax on distributions with respect to their shares of the Fund to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the Fund. Under California personal property tax law, securities owned by the Fund and any interest thereon are exempt from such personal property tax.

Generally, any proceeds paid to the Fund under an insurance policy which represent matured interest on defaulted obligations should be exempt from California personal income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations. California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.


The state tax discussion set forth above is for general information only. Prospective investors should consult their own advisers regarding the specific state tax consequences of holding and disposing of shares of the Fund, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.


Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.



If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.



Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended September 30, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                         CLASS A SHARES
                                                                                FISCAL                     NINE MONTHS
                                                                              YEAR ENDED                      ENDED
                                                                             SEPTEMBER 30,                SEPTEMBER 30,
                                                                     2001        2000        1999             1998
      ----------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $17.67      $17.28       $18.77          $18.29
                                                                    ------      ------      -------          ------
       Net Investment Income......................................     .81         .82          .83             .64
       Net Realized and Unrealized Gain/Loss......................     .94         .38        (1.45)            .50
                                                                    ------      ------      -------          ------

      Total from Investment Operations............................    1.75        1.20         (.62)           1.14
                                                                    ------      ------      -------          ------

      Less Distributions from and in Excess of Net Investment
       Income.....................................................     .78         .81          .87             .66
                                                                    ------      ------      -------          ------
      Net Asset Value, End of the Period..........................  $18.64      $17.67       $17.28          $18.77
                                                                    ======      ======      =======          ======

      Total Return*...............................................  10.09%(a)    7.20%(a)    (3.44%)(a)       6.38%**(a)
      Net Assets at End of the Period (In millions)...............  $174.9      $152.5       $162.0          $151.0
      Ratio of Expenses to Average Net Assets*(d).................    .89%        .98%         .92%            .88%
      Ratio of Net Investment Income to Average Net Assets*.......   4.43%       4.79%        4.52%           4.66%
      Portfolio Turnover..........................................     39%         52%          44%             21%**
       *If certain expenses had not been reimbursed by the
        Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................     N/A         N/A          N/A             N/A
      Ratio of Net Investment Income to Average Net Assets........     N/A         N/A          N/A             N/A

                                                                    CLASS A SHARES             CLASS B SHARES
                                                                        FISCAL                     FISCAL
                                                                      YEAR ENDED                 YEAR ENDED
                                                                     DECEMBER 31,               SEPTEMBER 30,
                                                                     1997     1996           2001        2000
      ------------------------------------------------------------  ---------------------------------------------
      Net Asset Value, Beginning of the Period....................  $17.61   $17.74         $17.69      $17.26
                                                                    ------   ------         ------      ------
       Net Investment Income......................................     .88      .86            .67         .68
       Net Realized and Unrealized Gain/Loss......................     .65     (.15)           .94         .43
                                                                    ------   ------         ------      ------
      Total from Investment Operations............................    1.53      .71           1.61        1.11
                                                                    ------   ------         ------      ------
      Less Distributions from and in Excess of Net Investment
       Income.....................................................     .85      .84            .65         .68
                                                                    ------   ------         ------      ------
      Net Asset Value, End of the Period..........................  $18.29   $17.61         $18.65      $17.69
                                                                    ======   ======         ======      ======
      Total Return*...............................................   8.93%(a)  4.20%(a)      9.27%(b)    6.63%(b)
      Net Assets at End of the Period (In millions)...............  $140.7   $142.5          $47.7       $38.3
      Ratio of Expenses to Average Net Assets*(d).................    .96%    1.02%          1.65%       1.74%
      Ratio of Net Investment Income to Average Net Assets*.......   4.96%    4.94%          3.67%       4.03%
      Portfolio Turnover..........................................     46%      35%            39%         52%
       *If certain expenses had not been reimbursed by the
        Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................     N/A    1.03%            N/A         N/A
      Ratio of Net Investment Income to Average Net Assets........     N/A    4.94%            N/A         N/A

                                                                                     CLASS B SHARES
                                                                    FISCAL    NINE MONTHS               FISCAL
                                                                    YEAR ENDED   ENDED                YEAR ENDED
                                                                    SEPTEMBER 30, MBER 30,           DECEMBER 31,
                                                                     1999        1998              1997        1996
      ------------------------------------------------------------  ---------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $18.76      $18.29            $17.60      $17.74
                                                                    ------      ------            ------      ------
       Net Investment Income......................................     .68         .53               .74         .72
       Net Realized and Unrealized Gain/Loss......................   (1.45)        .50               .67        (.15)
                                                                    ------      ------            ------      ------
      Total from Investment Operations............................    (.77)       1.03              1.41         .57
                                                                    ------      ------            ------      ------
      Less Distributions from and in Excess of Net Investment
       Income.....................................................     .73         .56               .72         .71
                                                                    ------      ------            ------      ------
      Net Asset Value, End of the Period..........................  $17.26      $18.76            $18.29      $17.60
                                                                    ======      ======            ======      ======
      Total Return*...............................................  (4.20%)(b)     5.76%**(b)      8.19%(b)    3.35%(b)
      Net Assets at End of the Period (In millions)...............   $45.3       $40.1             $31.0       $28.6
      Ratio of Expenses to Average Net Assets*(d).................   1.68%       1.64%             1.72%       1.79%
      Ratio of Net Investment Income to Average Net Assets*.......   3.76%       3.89%             4.18%       4.17%
      Portfolio Turnover..........................................     44%         21%**             46%         35%
       *If certain expenses had not been reimbursed by the
        Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................     N/A         N/A               N/A       1.79%
      Ratio of Net Investment Income to Average Net Assets........     N/A         N/A               N/A       4.16%

                                                                                       CLASS C SHARES
                                                                              FISCAL                   NINE MONTHS
                                                                            YEAR ENDED                    ENDED
                                                                           SEPTEMBER 30,              SEPTEMBER 30,
                                                                     2001     2000        1999            1998
      ------------------------------------------------------------  ----------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $17.68   $17.26      $18.75          $18.29
                                                                    ------   ------      ------          ------
       Net Investment Income......................................     .68      .68         .69             .53
       Net Realized and Unrealized Gain/Loss......................     .93      .42       (1.45)            .49
                                                                    ------   ------      ------          ------
      Total from Investment Operations............................    1.61     1.10        (.76)          1.0 2
                                                                    ------   ------      ------          ------
      Less Distributions from and in Excess of Net Investment
       Income.....................................................     .65      .68         .73             .56
                                                                    ------   ------      ------          ------
      Net Asset Value, End of the Period..........................  $18.64   $17.68      $17.26          $18.75
                                                                    ======   ======      ======          ======
      Total Return*...............................................   9.27%(c)  6.57%(c)  (4.15%)(c)       5.70%**(c)
      Net Assets at End of the Period (In millions)...............   $11.0     $6.6        $7.4            $4.8
      Ratio of Expenses to Average Net Assets*(d).................   1.65%    1.74%       1.69%           1.63%
      Ratio of Net Investment Income to Average Net Assets*.......   3.67%    4.03%       3.75%           3.87%
      Portfolio Turnover..........................................     39%      52%         44%             21%**
       *If certain expenses had not been reimbursed by the
        Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................     N/A      N/A         N/A             N/A
      Ratio of Net Investment Income to Average Net Assets........     N/A      N/A         N/A             N/A

                                                                    CLASS C SHARES
                                                                        FISCAL
                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                                                     1997     1996
      ------------------------------------------------------------  ----------------------
      Net Asset Value, Beginning of the Period....................  $17.60   $17.74
                                                                    ------   ------
       Net Investment Income......................................     .74      .72
       Net Realized and Unrealized Gain/Loss......................     .67     (.15)
                                                                    ------   ------
      Total from Investment Operations............................    1.41      .57
                                                                    ------   ------
      Less Distributions from and in Excess of Net Investment
       Income.....................................................     .72      .71
                                                                    ------   ------
      Net Asset Value, End of the Period..........................  $18.29   $17.60
                                                                    ======   ======
      Total Return*...............................................   8.19%(c)  3.35%(c)
      Net Assets at End of the Period (In millions)...............    $3.8     $2.2
      Ratio of Expenses to Average Net Assets*(d).................   1.71%    1.79%
      Ratio of Net Investment Income to Average Net Assets*.......   4.15%    4.16%
      Portfolio Turnover..........................................     46%      35%
       *If certain expenses had not been reimbursed by the
        Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................     N/A    1.80%
      Ratio of Net Investment Income to Average Net Assets........     N/A    4.16%



    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) The Ratios of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000.


    ** Non-Annualized.

    N/A = Not Applicable

                         See Notes to Financial Statements.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Phillip B. Rooney
R. Craig Kennedy                Wayne W. Whalen*
Mitchell M. Merin*              Suzanne H. Woolsey


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker



  - WEB SITE


   www.vankampen.com



  - FUNDINFO(R)


   Automated Telephone System 800-847-2424



  - INVESTOR SERVICES 800-341-2911



DEALERS



  - WEB SITE


   www.vankampen.com



  - FUNDINFO(R)


   Automated Telephone System 800-847-2424



  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS SERVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen California Insured Tax Free Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02105-1713
Attn: Van Kampen California Insured Tax Free Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo @ sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

Van Kampen
California Insured
Tax Free Fund

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                    CAI PRO 1/02


                                                                        65047PRO

The Fund's Investment Company
Act File No. is 811-4386.

Van Kampen Municipal Income Fund
 -------------------------------------------------------------------------------

Van Kampen Municipal Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of investment grade municipal securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  16
Purchase of Shares..........................................  17
Redemption of Shares........................................  23
Distributions from the Fund.................................  25
Shareholder Services........................................  25
Federal Income Taxation.....................................  28
Financial Highlights........................................  30
Appendix -- Description of Securities Ratings............... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in a portfolio of municipal securities rated investment grade at the time of purchase or unrated municipal securities considered by the Fund's investment adviser to be of comparable quality at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") or comparably rated short term securities.



Under normal market conditions, up to 20% of the Fund's total assets may consist of municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or unrated municipal securities considered by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.


The Fund invests in a broad range of municipal securities represented by many localities, states, regions and economies. In selecting securities for investment, the Fund's investment adviser uses a balanced credit strategy that emphasizes investment grade municipal securities in combination with municipal securities below investment grade. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation. Portfolio securities are typically sold when the assessments of the Fund's investment adviser regarding such securities materially change.


The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.



Market risk is often greater among certain types of debt securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities and the Fund may invest up to 20% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that buys only investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket (although the Fund may invest all or a substantial portion of its total assets in securities subject to the federal alternative minimum tax and thus may not be suitable for investors who are or who could become subject to the federal alternative minimum tax as a result of investment in the Fund)

- Wish to add to their investment portfolio a fund that invests primarily in investment grade municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                              9.69
1993                                                                             12.20
1994                                                                             -6.37
1995                                                                             15.61
1996                                                                              4.07
1997                                                                              9.14
1998                                                                              5.16
1999                                                                             -5.42
2000                                                                              4.41
2001                                                                              3.76

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.04% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -6.86% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS                                   PAST
    FOR THE                                       10 YEARS
    PERIODS ENDED               PAST     PAST     OR SINCE
    DECEMBER 31, 2001          1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------------------
    Van Kampen Municipal
    Income Fund --
    Class A Shares             -1.20%    3.00%      4.86%
    Lehman Brothers Municipal
    Bond Index                  5.13%    5.98%      5.97%
 ...............................................................
    Van Kampen Municipal
    Income Fund --
    Class B Shares             -0.88%    2.98%      4.45%**(1)
    Lehman Brothers Municipal
    Bond Index                  5.13%    5.98%      6.44%(2)
 ...............................................................
    Van Kampen Municipal
    Income Fund --
    Class C Shares              2.01%    3.23%      3.45%(3)
    Lehman Brothers Municipal
    Bond Index                  5.13%    5.98%      5.97%(4)
 ...............................................................



Inception dates: (1) 8/24/92, (2) 8/31/92, (3) 8/13/93, (4) 7/31/93.


* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


The current yield for the thirty-day period ended September 30, 2001 is 4.49% for Class A Shares, 3.97% for Class B Shares and 3.98% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                      4.75%(1)      None         None
 ................................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)     4.00%(3)     1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None         None         None
 ................................................................
Redemption fee               None         None         None
 ................................................................
Exchange fee                 None         None         None
 ................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees             0.48%        0.48%        0.48%
 ................................................................
Distribution and/or
service
(12b-1) fees(5)             0.24%        1.00%(6)     1.00%(6)
 ................................................................
Other expenses              0.11%        0.11%        0.11%
 ................................................................
Total annual fund
operating expenses          0.83%        1.59%        1.59%
 ................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declining thereafter as follows:


                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar year in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $556      $727       $  914      $1,452
 ....................................................................
Class B Shares           $562      $852       $1,016      $1,685*
 ....................................................................
Class C Shares           $262      $502       $  866      $1,889
 ....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $556      $727       $914       $1,452
 ...................................................................
Class B Shares           $162      $502       $866       $1,685*
 ...................................................................
Class C Shares           $162      $502       $866       $1,889
 ...................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in investment grade municipal securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities below investment grade. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this Prospectus. The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

         S&P       MOODY'S      MEANING
------------------------------------------------------
         AAA       Aaa          Highest quality
 ......................................................
          AA       Aa           High quality
 ......................................................
           A       A            Above-average quality
 ......................................................
         BBB       Baa          Average quality
------------------------------------------------------
          BB       Ba           Below-average quality
 ......................................................
           B       B            Marginal quality
 ......................................................
         CCC       Caa          Poor quality
 ......................................................
          CC       Ca           Highly speculative
 ......................................................
           C       C            Lowest quality
 ......................................................
           D       --           In default
 ......................................................

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund buys and sells municipal securities with a view towards seeking a high level of current income consistent with preservation of capital. In selecting securities for investment, the Fund's investment adviser seeks those securities that it believes entail reasonable credit risk considered in relation to the Fund's investment policies.

The Fund invests in a broad range of municipal securities represented by many states, regions and economies. In selecting securities for investment, the Fund's investment adviser allocates portfolio assets among various municipalities and adjusts the Fund's exposure to each state or region based on its perception of the most favorable markets and issuers. As a result, the amount invested in municipal securities in a particular state or region will vary in accordance with the assessments of the Fund's investment adviser of the relative income potential of such investments.

The Fund's investment adviser uses a balanced credit strategy that emphasizes municipal securities rated investment grade in combination with higher-yielding, lower-grade municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Portfolio securities are typically sold when the assessments of the Fund's investment adviser regarding such securities materially change.

                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's

Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.

The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES


Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the Fund.



Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.


Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.


During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



The Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, and thereby is included in the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.


Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.


New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.


Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



The table below sets forth the percentage of the Fund's assets during the fiscal year ended September 30, 2001 invested in the various rating categories (based on the higher of the S&P or Moody's rating) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the fiscal year, computed on a monthly basis.



                             RATED             UNRATED
                          SECURITIES        SECURITIES OF
                             (AS A        COMPARABLE QUALITY
                         PERCENTAGE OF          (AS A
                           PORTFOLIO        PERCENTAGE OF
     RATING CATEGORY        VALUE)         PORTFOLIO VALUE)
----------------------------------------------------------------
    AAA/Aaa                  56.9%               4.7%
 ................................................................
    AA/Aa                     9.1%               1.0%
 ................................................................
    A/A                       7.0%               0.8%
 ................................................................
    BBB/Baa                   6.4%               4.5%
 ................................................................
    BB/Ba                     1.6%               4.8%
 ................................................................
    B/B                       0.1%               1.1%
 ................................................................
    CCC/Caa                   0.0%               0.4%
 ................................................................
    CC/Ca                     0.0%               1.2%
 ................................................................
    C/C                       0.0%               0.1%
 ................................................................
    D                         0.0%               0.3%
 ................................................................
    Percentage of
    Rated and Unrated
    Securities               81.1%              18.9%
 ................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        ADDITIONAL INFORMATION REGARDING
                               CERTAIN SECURITIES


The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.


The amount of non-cash interest income earned on zero coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
 ..................................................
    Over $500 million            0.45%
 ..................................................


Applying this fee schedule, the effective advisory fee rate was 0.48% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal team. The team is made up of established investment professionals. Current members of the team include James F. Willison, a Managing Director of the Adviser, Joseph R. Arcieri, an Executive Director of the Adviser and Timothy Haney, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
 ................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
 ................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
 ................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
 ................................................................
    $1,000,000 or more                *              *
 ................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
 .....................................................
    Second                      3.75%
 .....................................................
    Third                       3.50%
 .....................................................
    Fourth                      2.50%
 .....................................................
    Fifth                       1.50%
 .....................................................
    Sixth                       1.00%
 .....................................................
    Seventh and After            None
 .....................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                         WAIVER OF CONTINGENT DEFERRED
                                  SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share without sales charge, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


 (1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or
     (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such sales within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).



The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to the shareholder(s) predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.





Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liabilities for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that

Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.



If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.



Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended September 30, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                      CLASS A SHARES
                                               FISCAL                         NINE MONTHS             FISCAL
                                             YEAR ENDED                          ENDED              YEAR ENDED
                                           SEPTEMBER 30,                     SEPTEMBER 30,         DECEMBER 31,
                                          2001        2000        1999           1998            1997        1996
      ---------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..........................  $14.06      $14.50      $15.99         $15.77          $15.27      $15.55
                                         ------      ------      ------         ------          ------      ------
       Net Investment Income...........     .74         .79         .82            .66             .85         .90
       Net Realized and Unrealized
         Gain/Loss.....................     .49        (.42)      (1.46)           .20             .50        (.30)
                                         ------      ------      ------         ------          ------      ------
      Total from Investment
       Operations......................    1.23         .37        (.64)           .86            1.35         .60
      Less Distributions from Net
       Investment Income...............     .73         .81         .85            .64             .85         .88
                                         ------      ------      ------         ------          ------      ------
      Net Asset Value, End of the
       Period..........................  $14.56      $14.06      $14.50         $15.99          $15.77      $15.27
                                         ======      ======      ======         ======          ======      ======
      Total Return.....................   8.93%(a)    2.69%(a)   -4.25%(a)       5.62%*(a)       9.14%(a)    4.07%(a)
      Net Assets at End of the Period
       (In millions)...................  $701.5      $688.3      $777.5         $788.7          $766.2      $792.3
      Ratio of Operating Expenses to
       Average Net Assets..............    .83%        .89%        .88%           .84%            .89%        .94%(d)
      Ratio of Interest Expense to
       Average Net Assets..............     N/A        .01%        .17%           .03%             N/A         N/A
      Ratio of Net Investment Income to
       Average Net Assets..............   5.16%       5.58%       5.34%          5.63%           5.54%       5.93%(d)
      Portfolio Turnover...............     31%         45%        116%            89%*           104%         73%

                                                                      CLASS B SHARES
                                               FISCAL                         NINE MONTHS             FISCAL
                                             YEAR ENDED                          ENDED              YEAR ENDED
                                           SEPTEMBER 30,                     SEPTEMBER 30,         DECEMBER 31,
                                          2001        2000        1999           1998            1997        1996
      ---------------------------------  ----------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..........................  $14.05      $14.49      $15.98         $15.76          $15.27      $15.55
                                         ------      ------      ------         ------          ------      ------
       Net Investment Income...........     .63         .68         .71            .57             .73         .78
       Net Realized and Unrealized
         Gain/Loss.....................     .48        (.42)      (1.47)           .20             .50        (.29)
                                         ------      ------      ------         ------          ------      ------
      Total from Investment
       Operations......................    1.11         .26        (.76)           .77            1.23         .49
      Less Distributions from Net
       Investment Income...............     .62         .70         .73            .55             .74         .77
                                         ------      ------      ------         ------          ------      ------
      Net Asset Value, End of the
       Period..........................  $14.54      $14.05      $14.49         $15.98          $15.76      $15.27
                                         ======      ======      ======         ======          ======      ======
      Total Return.....................   8.06%(b)    1.90%(b)   -4.95%(b)       5.05%*(b)       8.27%(b)    3.29%(b)
      Net Assets at End of the Period
       (In millions)...................   $66.6       $69.5      $106.6         $197.9          $211.2      $211.0
      Ratio of Operating Expenses to
       Average Net Assets..............   1.59%       1.67%       1.63%          1.62%           1.65%       1.70%(d)
      Ratio of Interest Expense to
       Average Net Assets..............     N/A        .01%        .17%           .03%             N/A         N/A
      Ratio of Net Investment Income to
       Average Net Assets..............   4.40%       4.86%       4.57%          4.85%           4.78%       5.17%(d)
      Portfolio Turnover...............     31%         45%        116%            89%*           104%         73%

                                                                      CLASS C SHARES
                                               FISCAL                         NINE MONTHS             FISCAL
                                             YEAR ENDED                          ENDED              YEAR ENDED
                                           SEPTEMBER 30,                     SEPTEMBER 30,         DECEMBER 31,
                                          2001        2000        1999           1998            1997        1996
      ---------------------------------  --------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..........................  $14.04      $14.48      $15.96         $15.75          $15.25      $15.55
                                         ------      ------      ------         ------          ------      ------
       Net Investment Income...........     .63         .68         .70            .57             .73         .78
       Net Realized and Unrealized
         Gain/Loss.....................     .47        (.42)      (1.45)           .19            .5 1        (.31)
                                         ------      ------      ------         ------          ------      ------
      Total from Investment
       Operations......................    1.10         .26        (.75)           .76            1.24         .47
      Less Distributions from Net
       Investment Income...............     .62         .70         .73            .55             .74         .77
                                         ------      ------      ------         ------          ------      ------
      Net Asset Value, End of the
       Period..........................  $14.52      $14.04      $14.48         $15.96          $15.75      $15.25
                                         ======      ======      ======         ======          ======      ======
      Total Return.....................   8.00%(c)    1.91%(c)   -4.90%(c)       4.99%*(c)       8.34%(c)    3.16%(c)
      Net Assets at End of the Period
       (In millions)...................   $17.4       $13.8       $17.5          $15.5           $15.3       $12.9
      Ratio of Operating Expenses to
       Average Net Assets..............   1.62%       1.66%       1.63%          1.62%           1.66%       1.70%(d)
      Ratio of Interest Expense to
       Average Net Assets..............     N/A        .01%        .17%           .03%             N/A         N/A
      Ratio of Net Investment Income to
       Average Net Assets..............   4.37%       4.84%       4.55%          4.86%           4.75%       5.17%(d)
      Portfolio Turnover...............     31%         45%        116%            89%*           104%         73%



    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

     *  Non-Annualized

    N/A= Not Applicable

Appendix -- Description
of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


                                MUNICIPAL NOTES


A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


                                COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


                            TAX-EXEMPT DUAL RATINGS


S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                            SHORT-TERM EXEMPT NOTES


In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


                          TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year unless explicitly noted.



Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.


Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Issuers rated Not Prime do not fall within any of the prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Phillip B. Rooney
R. Craig Kennedy                Wayne W. Whalen*
Mitchell M. Merin*              Suzanne H. Woolsey


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS



  - Call your broker



  - WEB SITE
     www.vankampen.com



  - FUNDINFO(R)
     Automated Telephone System 800-847-2424



  - INVESTOR SERVICES 800-341-2911



DEALERS



  - WEB SITE
     www.vankampen.com



  - FUNDINFO(R)
     Automated Telephone System 800-847-2424



  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)



  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN MUNICIPAL INCOME FUND

1 Parkview Plaza

PO Box 5555

Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.

1 Parkview Plaza

PO Box 5555

Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.

1 Parkview Plaza

PO Box 5555

Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.

PO Box 218256

Kansas City, MO 64121-8256

Attn: Van Kampen Municipal Income Fund

Custodian

STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713


Boston, MA 02110-1713


Attn: Van Kampen Municipal Income Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)

333 West Wacker Drive

Chicago, IL 60606

Independent Auditors

ERNST & YOUNG LLP

233 South Wacker Drive

Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

Van Kampen
Municipal
Income Fund

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                    MIF PRO 1/02

The Fund's Investment Company
Act File No. is 811-4386.

Van Kampen Intermediate Term Municipal
Income Fund
 -------------------------------------------------------------------------------

Van Kampen Intermediate Term Municipal Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase, and by seeking to maintain a dollar-weighted average portfolio life of three to ten years.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  16
Purchase of Shares..........................................  17
Redemption of Shares........................................  24
Distributions from the Fund.................................  26
Shareholder Services........................................  26
Federal Income Taxation.....................................  28
Financial Highlights........................................  31
Appendix--Description of Securities Ratings................. A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.


                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). Under normal market conditions, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio life of three to ten years. To enhance yield and to add diversification, the Fund may invest up to 35% of its total assets in municipal securities rated below investment grade and unrated municipal securities determined by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.

The Fund buys and sells municipal securities with a view towards seeking a high level of tax-exempt income consistent with preservation of capital. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of such securities materially change.


The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Although the Fund may invest in securities of any maturity, the Fund seeks to maintain a dollar-weighted average portfolio life of three to ten years. This means that the Fund is subject to greater market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.



Market risk is often greater among certain types of debt securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade securities and the Fund may invest up to 35% of its total assets in securities with below investment grade credit quality.

Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket (although the Fund may invest all or a substantial portion of its total assets in securities subject to the federal alternative minimum tax and thus may not be suitable for investors who are or who could become subject to the federal alternative minimum tax as a result of investment in the Fund)

- Wish to add to their investment portfolio a fund that invests primarily in municipal securities and seeks to maintain an average portfolio life of intermediate term

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.


[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -3.32
1995                                                                             15.31
1996                                                                              4.27
1997                                                                              8.08
1998                                                                              5.97
1999                                                                             -1.56
2000                                                                              6.51
2001                                                                              5.07

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 6.43% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -4.02% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED        PAST      PAST       SINCE
    DECEMBER 31, 2001   1 YEAR   5 YEARS    INCEPTION
---------------------------------------------------------
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund -- Class A
    Shares               1.67%     4.08%        5.06%(1)
    Lehman Brothers
    Municipal Bond
    Index                5.13%     5.98%        6.08%(2)
 .........................................................
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund -- Class B
    Shares               1.31%     4.00%        4.94%(1)**
    Lehman Brothers
    Municipal Bond
    Index                5.13%     5.98%        6.08%(2)
 .........................................................
    Van Kampen
    Intermediate Term
    Municipal Income
    Fund -- Class C
    Shares               3.32%     3.98%        4.04%(3)
    Lehman Brothers
    Municipal Bond
    Index                5.13%     5.98%        5.72%(4)
 .........................................................



Inception dates: (1) 5/28/93, (2) 4/30/93, (3) 10/19/93, (4) 10/31/93.


* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


The current yield for the thirty-day period ended September 30, 2001 is 4.40% for Class A Shares, 3.80% for Class B Shares and 3.80% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                      3.25%(1)      None         None
 ................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)     3.00%(3)     1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None         None         None
 ................................................................
Redemption fee               None         None         None
 ................................................................
Exchange fee                 None         None         None
 ................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(5)          0.50%        0.50%        0.50%
 ................................................................
Distribution and/or
service (12b-1) fees(6)     0.25%        1.00%(7)     1.00%(7)
 ................................................................
Other expenses(5)           0.48%        0.48%        0.48%
 ................................................................
Total annual fund
operating expenses(5)       1.23%        1.98%        1.98%
 ................................................................


(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 3.00% in the first year after purchase and declining thereafter as follows:


                         Year 1-3.00%
                         Year 2-2.50%
                         Year 3-2.00%
                         Year 4-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5)The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal year ended September 30, 2001 were 0.77%, 1.52% and 1.52% for Class A Shares, Class B Shares and Class C Shares, respectively.



(6) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(7) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $446      $702       $  978      $1,764
 ....................................................................
Class B Shares           $501      $821       $1,067      $2,112*
 ....................................................................
Class C Shares           $301      $621       $1,067      $2,305
 ....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $446      $702       $  978      $1,764
 ....................................................................
Class B Shares           $201      $621       $1,067      $2,112*
 ....................................................................
Class C Shares           $201      $621       $1,067      $2,305
 ....................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in investment grade municipal securities. Under normal market conditions, the Fund may invest up to 35% of its total assets in below investment grade municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category. For a description of securities ratings, see the appendix to this Prospectus. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

     MOODY'S       S&P          MEANING
------------------------------------------------------
         Aaa       AAA          Highest quality
 ......................................................
          Aa       AA           High quality
 ......................................................
           A       A            Above-average quality
 ......................................................
         Baa       BBB          Average quality
------------------------------------------------------
          Ba       BB           Below-average quality
 ......................................................
           B       B            Marginal quality
 ......................................................
         Caa       CCC          Poor quality
 ......................................................
          Ca       CC           Highly speculative
 ......................................................
           C       C            Lowest quality
 ......................................................
          --       D            In default
 ......................................................

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In pursuing its investment objective, the Fund may invest in securities of any maturity, but seeks to maintain a dollar-weighted average portfolio life of three to ten years. Generally, a portfolio of municipal securities having an intermediate dollar-weighted average life tends to produce a higher level of income than a portfolio of municipal securities having a shorter dollar-weighted average life and has less net asset value volatility than a portfolio of municipal securities having a longer dollar-weighted average life, although such differences cannot be assured. In addition, market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives. Based on the foregoing, the Fund's investment adviser believes that under current market conditions the yield and price characteristics of a municipal securities portfolio with a dollar-weighted average portfolio life of three to ten years generally offer an attractive balance between income and interest rate risk. In certain market conditions, however, such a portfolio may be less attractive because of differences in yield between municipal securities of different maturities due to supply and demand forces, monetary and tax policies and investor expectations. In the event of sustained market conditions that make it less desirable to maintain a dollar-weighted average portfolio life of three to ten years, the Board of Trustees of the Fund, in consultation with the Fund's investment adviser, may change the investment policy of the Fund with respect to the dollar-weighted average life of the portfolio.

The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and selects securities which it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of such securities materially change. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. Under normal market conditions, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio life of three to ten years. The Fund has no limitation as to the expected life or stated maturity of individual municipal securities in which it may invest. As previously discussed, the Fund may adjust the average life of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.

The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                             RISKS OF INVESTING IN

                             LOWER-GRADE SECURITIES


Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the Fund.



Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.


Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.

While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure and seeking to maintain a dollar-weighted average portfolio life of three to ten years. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.


During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



The Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income and thereby is included in the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.


The Fund's investments may include securities with the lowest-grade assigned by recognized rating organizations and unrated securities of comparable quality. Securities assigned the lowest grade ratings include those of issuers that are in default or are in bankruptcy or reorganization. Securities of such issuers are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.


Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

The table below sets forth the percentages of the Fund's assets during the fiscal year ended September 30, 2001 invested in the various rating categories (based on the higher of the S&P or Moody's ratings) and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the fiscal year computed on a monthly basis.



                                                 UNRATED
                                              SECURITIES OF
                                               COMPARABLE
                      RATED SECURITIES           QUALITY
    RATING           AS A PERCENTAGE OF    (AS A PERCENTAGE OF
    CATEGORY          PORTFOLIO VALUE       PORTFOLIO VALUE)
------------------------------------------------------------------
    AAA/Aaa                55.59%                 1.95%
 ..................................................................
    AA/Aa                   8.99%                 0.00%
 ..................................................................
    A/A                     5.20%                 0.00%
 ..................................................................
    BBB/Baa                 6.37%                 5.94%
 ..................................................................
    BB/Ba                   0.00%                13.93%
 ..................................................................
    B/B                     0.00%                 0.55%
 ..................................................................
    CCC/Caa                 0.00%                 1.35%
 ..................................................................
    CC/Ca                   0.00%                 0.00%
 ..................................................................
    C/C                     0.00%                 0.00%
 ..................................................................
    D                       0.00%                 0.13%
 ..................................................................
    Percentage of
    Rated and
    Unrated
    Securities             76.15%                23.85%
 ..................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

              ADDITIONAL INFORMATION REGARDING CERTAIN SECURITIES


The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.


Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.


The amount of non-cash interest income earned on zero coupon and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.


                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such high-quality, short-term securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


Investment Advisory
Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
 ..................................................
    Over $500 million            0.45%
 ..................................................


Applying this fee schedule, the effective advisory fee rate was 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal team. The team is made up of established investment professionals. A current member of the team is Timothy D. Haney, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to

Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 3.25% of the offering price (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $25,000                3.25%          3.36%
 ................................................................
    $25,000 but less than
    $250,000                         2.75%          2.83%
 ................................................................
    $250,000 but less than
    $500,000                         1.75%          1.78%
 ................................................................
    $500,000 but less than
    $1,000,000                       1.50%          1.52%
 ................................................................
    $1,000,000 or more                *              *
 ................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within four years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       3.00%
 .....................................................
    Second                      2.50%
 .....................................................
    Third                       2.00%
 .....................................................
    Fourth                      1.00%
 .....................................................
    Fifth and After              None
 .....................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT

                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the

13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


 (1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such sales within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10)Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
    (10).



The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liabilities for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally available 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income
Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.



If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.



Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended September 30, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                        CLASS A SHARES
                                                           FISCAL              NINE MONTH          FISCAL
                                                         YEAR ENDED           PERIOD ENDED       YEAR ENDED
                                                       SEPTEMBER 30,          SEPTEMBER 30,     DECEMBER 31,
                                                  2001      2000      1999        1998         1997      1996
      --------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................  $10.14    $10.22    $10.73      $10.54       $10.21    $10.26
                                                 ------    ------    ------      ------       ------    ------
       Net Investment Income...................     .49       .46       .47         .36          .48       .45
       Net Realized and Unrealized Gain/Loss...     .23      (.05)     (.48)        .20          .32      (.03)
                                                 ------    ------    ------      ------       ------    ------

      Total from Investment Operations.........     .72       .41      (.01)        .56          .80       .42

      Less:
       Distributions from and in Excess of Net
         Investment Income.....................     .43       .49       .50         .37          .47       .47
       Distributions from Net Realized Gain....     .01       -0-       -0-         -0-          -0-       -0-
                                                 ------    ------    ------      ------       ------    ------
      Total Distributions......................     .44       .49       .50         .37          .47       .47
                                                 ------    ------    ------      ------       ------    ------

      Net Asset Value, End of the Period.......  $10.42    $10.14    $10.22      $10.73       $10.54    $10.21
                                                 ======    ======    ======      ======       ======    ======

      Total Return *...........................   7.19%(a)  4.13%(a) -0.10%(a)     5.36%**(a)  8.08%(a)  4.27%(a)
      Net Assets at End of the Period (In
       millions)...............................   $29.1     $26.6     $29.5       $20.6        $12.9     $12.5
      Ratio of Expenses to Average Net Assets
       *.......................................    .77%     1.44%     1.28%       1.30%        1.52%     1.56%
      Ratio of Net Investment Income to Average
       Net Assets *............................   4.78%     4.65%     4.49%       4.61%        4.67%     4.45%
      Portfolio Turnover.......................    106%       85%       65%         15%**        37%       45%
       *If certain expenses had not been
       voluntarily reimbursed by the Adviser,
       Total Return would have been lower and
       the ratios would have been as follows:
      Ratio of Expenses to Average Net
       Assets..................................   1.23%       N/A       N/A         N/A        1.67%     1.74%
      Ratio of Net Investment Income to Average
       Net Assets..............................   4.32%       N/A       N/A         N/A        4.52%     4.27%

                                                                        CLASS B SHARES
                                                           FISCAL              NINE MONTH          FISCAL
                                                         YEAR ENDED           PERIOD ENDED       YEAR ENDED
                                                       SEPTEMBER 30,          SEPTEMBER 30,     DECEMBER 31,
                                                  2001      2000      1999        1998         1997      1996
      -----------------------------------------  -------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................  $10.13    $10.20    $10.71      $10.52       $10.21    $10.26
                                                 ------    ------    ------      ------       ------    ------
       Net Investment Income...................     .42       .38       .39         .31          .40       .38
       Net Realized and Unrealized Gain/Loss...     .22      (.04)     (.47)        .19          .32      (.03)
                                                 ------    ------    ------      ------       ------    ------
      Total from Investment Operations.........     .64       .34      (.08)        .50          .72       .35
      Less:
       Distributions from and in Excess of Net
         Investment Income.....................     .35       .41       .43         .31          .41       .40
       Distributions from Net Realized Gain....     .01       -0-       -0-         -0-          -0-       -0-
                                                 ------    ------    ------      ------       ------    ------
      Total Distributions......................     .36       .41       .43         .31          .41       .40
                                                 ------    ------    ------      ------       ------    ------
      Net Asset Value, End of the Period.......  $10.41    $10.13    $10.20      $10.71       $10.52    $10.21
                                                 ======    ======    ======      ======       ======    ======
      Total Return *...........................   6.42%(b)  3.46%(b) -0.81%(b)     4.74%**(b)  7.23%(b)  3.54%(b)
      Net Assets at End of the Period (In
       millions)...............................   $11.1      $8.6     $10.4       $15.2        $16.4     $16.4
      Ratio of Expenses to Average Net Assets
       *.......................................   1.52%     2.20%     1.97%       2.06%        2.28%     2.32%
      Ratio of Net Investment Income to Average
       Net Assets *............................   4.02%     3.90%     3.80%       3.90%        3.91%     3.69%
      Portfolio Turnover.......................    106%       85%       65%         15%**        37%       45%
       *If certain expenses had not been
       voluntarily reimbursed by the Adviser,
       Total Return would have been lower and
       the ratios would have been as follows:
      Ratio of Expenses to Average Net
       Assets..................................   1.98%       N/A       N/A         N/A        2.42%     2.50%
      Ratio of Net Investment Income to Average
       Net Assets..............................   3.56%       N/A       N/A         N/A        3.77%     3.51%

                                                                        CLASS C SHARES
                                                           FISCAL              NINE MONTH          FISCAL
                                                         YEAR ENDED           PERIOD ENDED       YEAR ENDED
                                                       SEPTEMBER 30,          SEPTEMBER 30,     DECEMBER 31,
                                                  2001      2000      1999        1998         1997      1996
      -----------------------------------------  -----------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................  $10.12    $10.20    $10.71      $10.52       $10.20    $10.26
                                                 ------    ------    ------      ------       ------    ------
       Net Investment Income...................     .42       .39       .40         .31          .40       .37
       Net Realized and Unrealized Gain/Loss...     .22      (.06)     (.48)        .19          .32      (.03)
                                                 ------    ------    ------      ------       ------    ------
      Total from Investment Operations.........     .64       .33      (.08)        .50          .72       .34
      Less:
       Distributions from and in Excess of Net
         Investment Income.....................     .35       .41       .43         .31          .40       .40
       Distributions from Net Realized Gain....     .01       -0-       -0-         -0-          -0-       -0-
                                                 ------    ------    ------      ------       ------    ------
      Total Distributions......................     .36       .41       .43         .31          .40       .40
                                                 ------    ------    ------      ------       ------    ------
      Net Asset Value, End of the Period.......  $10.40    $10.12    $10.20      $10.71       $10.52    $10.20
                                                 ======    ======    ======      ======       ======    ======
      Total Return *...........................   6.42%(c)  3.36%(c) -0.81%(c)     4.74%**(c)  7.23%(c)  3.54%(c)
      Net Assets at End of the Period (In
       millions)...............................    $8.6      $6.4      $5.6        $3.3         $3.1      $5.8
      Ratio of Expenses to Average Net Assets
       *.......................................   1.52%     2.20%     2.02%       2.06%        2.29%     2.32%
      Ratio of Net Investment Income to Average
       Net Assets *............................   4.02%     3.90%     3.75%       3.89%        3.88%     3.70%
      Portfolio Turnover.......................    106%       85%       65%         15%**        37%       45%
       *If certain expenses had not been
       voluntarily reimbursed by the Adviser,
       Total Return would have been lower and
       the ratios would have been as follows:
      Ratio of Expenses to Average Net
       Assets..................................   1.98%       N/A       N/A         N/A        2.43%     2.50%
      Ratio of Net Investment Income to Average
       Net Assets..............................   3.56%       N/A       N/A         N/A        3.74%     3.52%


    ** Non-Annualized

    N/A - Not Applicable


    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Appendix -- Description
of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


                                MUNICIPAL NOTES


A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


                                COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


                            TAX-EXEMPT DUAL RATINGS


S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                            SHORT-TERM EXEMPT NOTES


In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


                          TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.


Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Issuers rated Not Prime do not fall within any of the prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan              Jack E. Nelson
Jerry D. Choate                Richard F. Powers, III*
Linda Hutton Heagy             Phillip B. Rooney
R. Craig Kennedy               Wayne W. Whalen*
Mitchell M. Merin*             Suzanne H. Woolsey


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker



  - WEB SITE
     www.vankampen.com



  - FUNDINFO(R)
     Automated Telephone System 800-847-2424



  - INVESTOR SERVICES 800-341-2911



DEALERS



  - WEB SITE
     www.vankampen.com



  - FUNDINFO(R)
     Automated Telephone System 800-847-2424



  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)



  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Intermediate Term Municipal Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110

Attn: Van Kampen Intermediate Term Municipal Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

Van Kampen
Intermediate Term
Municipal
Income Fund

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                    INF PRO 1/02

The Fund's Investment Company
Act File No. is 811-4386.

Van Kampen Florida Insured Tax Free Income Fund
 -------------------------------------------------------------------------------


Van Kampen Florida Insured Tax Free Income Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for Florida tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  14
Purchase of Shares..........................................  15
Redemption of Shares........................................  21
Distributions from the Fund.................................  23
Shareholder Services........................................  23
Florida Taxation............................................  26
Federal Income Taxation.....................................  27
Financial Highlights........................................  29



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital.


                        PRINCIPAL INVESTMENT STRATEGIES



The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. The Fund is designed for investors who are residents of Florida for Florida tax purposes.


The Fund buys and sells Florida municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and Florida intangible personal property taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.


Under normal market conditions, the Fund may invest up to 20% of its total assets in uninsured Florida municipal securities rated "investment grade" at the time of purchase by a nationally recognized statistical rating organization. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities.

Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.


Market risk is often greater among certain types of debt securities, such as zero coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. The Fund invests primarily in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

STATE-SPECIFIC RISKS. Because the Fund invests primarily in a portfolio of Florida municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities than a fund that does not limit its investments to such issuers.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are subject to Florida intangible personal property tax

- Wish to add to their investment portfolio a fund that invests primarily in insured Florida municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.


BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             16.29
1996                                                                              4.37
1997                                                                              8.73
1998                                                                              6.61
1999                                                                             -5.06
2000                                                                             13.15
2001                                                                              3.89

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 6.75% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -2.37% (for the quarter ended March 31, 1996).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                                    PAST
    FOR THE                                        10 YEARS
    PERIODS ENDED               PAST     PAST      OR SINCE
    DECEMBER 31, 2001          1 YEAR   5 YEARS    INCEPTION
-----------------------------------------------------------------
    Van Kampen Florida
    Insured Tax Free Income
    Fund -- Class A Shares     -1.07%    4.27%        5.36%(1)
    Lehman Brothers Municipal
    Bond Index                  5.13%    5.98%        6.53%(1)
 .................................................................
    Van Kampen Florida
    Insured Tax Free Income
    Fund -- Class B Shares     -0.91%    4.26%        5.32%(1)**
    Lehman Brothers Municipal
    Bond Index                  5.13%    5.98%        6.53%(1)
 .................................................................
    Van Kampen Florida
    Insured Tax Free Income
    Fund -- Class C Shares      2.26%    4.52%        5.30%(1)
    Lehman Brothers Municipal
    Bond Index                  5.13%    5.98%        6.53%(1)
 .................................................................


Inception date: (1) 7/29/94.

 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.


**The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

The current yield for the thirty-day period ended September 30, 2001 is 3.82% for Class A Shares, 3.25% for Class B Shares and 3.25% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
 ................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
 ................................................................
Redemption fee                None         None         None
 ................................................................
Exchange fee                  None         None         None
 ................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(5)           0.50%        0.50%        0.50%
 ................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
 ................................................................
Other expenses(5)            0.30%        0.30%        0.30%
 ................................................................
Total annual fund
operating expenses(5)        1.05%        1.80%        1.80%
 ................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declining thereafter as follows:


                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal year ended September 30, 2001 were 0.50%, 1.19% and 1.28% for Class A Shares, Class B Shares and Class C Shares, respectively.


(6) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar year in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       ONE    THREE    FIVE     TEN
                       YEAR   YEARS   YEARS    YEARS
---------------------------------------------------------
Class A Shares         $577   $793    $1,027   $1,697
 .........................................................
Class B Shares         $583   $916    $1,125   $1,919*
 .........................................................
Class C Shares         $283   $566    $  975   $2,116
 .........................................................

You would pay the following expenses if you did not redeem your shares:


                       ONE    THREE    FIVE     TEN
                       YEAR   YEARS   YEARS    YEARS
---------------------------------------------------------
Class A Shares         $577   $793    $1,027   $1,697
 .........................................................
Class B Shares         $183   $566    $  975   $1,919*
 .........................................................
Class C Shares         $183   $566    $  975   $2,116
 .........................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of investment as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of Florida for Florida tax purposes.


The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions, and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.

The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and Florida intangible personal property taxes and selects securities that it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding Florida municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.


Under normal market conditions, the Fund may invest up to 20% of its total assets in uninsured Florida municipal securities rated investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by S&P, Baa or higher by Moody's or an equivalent rating by another NRSRO and comparably rated short term securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Florida municipal securities are municipal securities (including issuers from Florida or issuers outside of Florida), the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Florida intangible personal property taxes. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Florida municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 20% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of the municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on the investment adviser's assessment of the relative yields available on securities of different maturities and the investment adviser's expectations of future changes in interest rates. The Fund may invest in shorter-term municipal securities when it believes market conditions warrant such investments.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Although the Fund invests primarily in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.

The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES


The Fund invests primarily in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in insured securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.


Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.


                        SPECIAL CONSIDERATIONS REGARDING
                          FLORIDA MUNICIPAL SECURITIES

The Fund invests primarily in a portfolio of Florida municipal securities, which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Florida intangible personal property taxes. Because the Fund invests primarily in a portfolio of Florida municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting Florida municipal securities which is contained in the Fund's Statement of Additional Information. Investors should obtain a copy of the Fund's Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of Florida published in connection with the issuance by the State of Florida of specific Florida municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Florida municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole.

Historically, Florida's unemployment rate has generally tracked below that of the nation; however, beginning with the recession in the early 1990's, the trend reversed. Since 1995, the state's unemployment rate has again been below or about the same as the nation's. The unemployment rate for Florida in 2000 was 3.89% while the national rate in 2000 was 4.1%. Florida's unemployment rate is expected to be 4.5% for fiscal year 2000-01.

Tourism is an important aspect of Florida's economy. Approximately 48.7 million people visited the State in 1998.

County and municipal governments in Florida depend primarily upon ad valorem property taxes, sales, motor fuel and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall level of revenue from these sources is in part dependent upon the local, state and national economies. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

Voters at the general election in November 1994 approved an amendment to the Constitution of the State of Florida limiting future state revenues. It is unclear what effect, if any, such amendment would have on state or local government debt obligations.

The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

More detailed information concerning Florida municipal securities and the State of Florida is included in the Fund's Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.


                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero coupon securities which are debt securities that do not entitle the holder to periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term Florida municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality, municipal securities of issuers other than issuers of Florida municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
 ..................................................
    Over $500 million            0.45%
 ..................................................


Applying this fee schedule, the effective advisory fee rate was 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal team. The team is made up of established investment professionals. Current members of the team includes Dennis S. Pietrzak, an Executive Director of the Adviser, John R. Reynoldson, an Executive Director of the Adviser and Thomas M. Byron, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in the advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
 ................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
 ................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
 ................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
 ................................................................
    $1,000,000 or more                *              *
 ................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
 .....................................................
    Second                      3.75%
 .....................................................
    Third                       3.50%
 .....................................................
    Fourth                      2.50%
 .....................................................
    Fifth                       1.50%
 .....................................................
    Sixth                       1.00%
 .....................................................
    Seventh and After            None
 .....................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                                   WAIVER OF
                        CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


 (1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under

Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10)Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
    (10).


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.





Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that

Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchase and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Florida Taxation

 -------------------------------------------------------------------------------

The following Florida tax discussion is based on the advice of Squire, Sanders & Dempsey L.L.P., special counsel to the Fund for Florida tax matters.


Under current Florida law, shares of the Fund will not be subject to the Florida intangible personal property tax for any year if, by the close of business on the last business day of the previous calendar year, at least 90% of the net asset value of the Fund's portfolio consisted of (1) notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies, or by the governments of Puerto Rico, Guam or the U.S. Virgin Islands, or (2) other intangible personal property exempt from the Florida intangible personal property tax. (FOR THIS PURPOSE, OBLIGATIONS ISSUED BY A NONPROFIT CORPORATION FORMED UNDER THE GENERAL NONPROFIT CORPORATION LAW OF A STATE ARE NOT EXEMPT FROM THE FLORIDA INTANGIBLE PERSONAL PROPERTY TAX EVEN IF THEY ARE CONSIDERED FOR FEDERAL INCOME TAX PURPOSES TO BE OBLIGATIONS ISSUED "ON BEHALF OF" A GOVERNMENTAL UNIT THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX.) Shares of the Fund will generally be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, less than 90% of the net asset value of the Fund's portfolio is invested in assets that are exempt from the Florida intangible property tax.



The State of Florida and its political subdivisions do not impose income taxes on individuals. Consequently, individual shareholders of the Fund will not be subject to a Florida income tax on distributions from the Fund or on gain from the sale or other disposition of shares of the Fund. Shareholders subject to taxation in a state other than Florida may realize a lower after-tax rate of return than Florida shareholders if the dividends distributed by the Fund are not exempt from taxation in such other state.


Corporations (and certain other entities treated as corporations under the Florida Income Tax Code) that are subject to the Florida income tax will be taxable on distributions from the Fund and on gain from the sale or other disposition of shares of the Fund to the extent such income or gain is allocated or apportioned to Florida. Accordingly, investment in shares of the Fund may not be appropriate for such corporations.

The transfer of shares of the Fund will not be subject to the Florida documentary stamp tax. Shares of the Fund will be included in assets subject to Florida estate tax.


Under current Florida tax law, the Florida intangible personal property tax rate is $1.00 per $1,000 of taxable intangible property. Effective July 1, 2003, (i) the maximum amounts of taxable intangible personal property exempt from the Florida intangible personal property tax increase from $20,000 to $250,000 for single individuals and from $40,000 to $500,000 for married individuals filing jointly, and (ii) a $250,000 exemption from Florida intangible personal property tax for trusts and business entities will become available. These exemptions will be in addition to the $60,000 Florida intangible personal property tax credit provided under current Florida tax law. The effect of such increased exemptions from the Florida intangible personal property tax will be to further reduce the Florida intangible personal property tax benefit of investing in shares of the Fund. Public discussion continues regarding the possible repeal of the Florida intangible personal property tax or, alternatively, a further reduction in such tax. The increase in exemptions was slated to become effective January 1, 2002, however, national and state economic conditions prompted the Florida Legislature to delay the effective date during a Special Legislative session in the Fall of 2001.


The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific state tax consequences of holding and disposing of shares of the Fund, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

Federal Income Taxation

 -------------------------------------------------------------------------------

The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom (Illinois).

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.



If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.



Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended September 30, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996 have been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                      CLASS A SHARES
                                                                                          NINE MONTHS          FISCAL YEAR
                                                                 FISCAL YEAR ENDED           ENDED                ENDED
                                                                   SEPTEMBER 30,         SEPTEMBER 30,        DECEMBER 31,
                                                               2001     2000     1999        1998             1997     1996
      ----------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period..............  $14.69   $14.58   $15.92      $15.55           $15.06   $15.20
                                                              ------   ------   ------      ------           ------   ------
       Net Investment Income................................     .72      .73      .78         .56              .76      .78
       Net Realized and Unrealized Gain/Loss................     .85      .10    (1.35)        .39              .51     (.15)
                                                              ------   ------   ------      ------           ------   ------

      Total from Investment Operations......................    1.57      .83     (.57)        .95             1.27      .63
                                                              ------   ------   ------      ------           ------   ------

      Less:
       Distributions from and in Excess of Net Investment
         Income.............................................     .72      .72      .77         .58              .77      .77
       Distributions from Net Realized Gain.................     -0-      -0-      -0-         -0-              .01      -0-
                                                              ------   ------   ------      ------           ------   ------
      Total Distributions...................................     .72      .72      .77         .58              .78      .77
                                                              ------   ------   ------      ------           ------   ------

      Net Asset Value, End of the Period....................  $15.54   $14.69   $14.58      $15.92           $15.55   $15.06
                                                              ======   ======   ======      ======           ======   ======

      Total Return *........................................  10.87%(a)  5.89%(a) -3.74%(a)     6.26%**(a)    8.72%(a)  4.37%(a)
      Net Assets at End of the Period (In millions).........   $39.0    $31.2    $39.8       $27.1            $29.3    $22.2
      Ratio of Expenses to Average Net Assets *.............    .50%     .48%     .37%        .60%             .59%     .28%
      Ratio of Net Investment Income to Average Net Assets
       *....................................................   4.66%    5.11%    4.98%       4.85%            5.05%    5.31%
      Portfolio Turnover....................................     26%      61%     101%         50%**            48%      73%
       *If certain expenses had not been assumed by the
        Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............   1.02%    1.20%    1.10%       1.30%            1.29%    1.47%
      Ratio of Net Investment Income to Average Net
       Assets...............................................   4.14%    4.39%    4.25%       4.15%            4.35%    4.13%

                                                                                      CLASS B SHARES
                                                                                          NINE MONTHS          FISCAL YEAR
                                                                 FISCAL YEAR ENDED           ENDED                ENDED
                                                                   SEPTEMBER 30,         SEPTEMBER 30,        DECEMBER 31,
                                                               2001     2000     1999        1998             1997     1996
      ------------------------------------------------------  --------------------------------------------------------------
      Net Asset Value, Beginning of the Period..............  $14.69   $14.58   $15.93      $15.55           $15.06   $15.20
                                                              ------   ------   ------      ------           ------   ------
       Net Investment Income................................     .61      .62      .66         .48              .65      .67
       Net Realized and Unrealized Gain/Loss................     .86      .10    (1.35)        .39              .51     (.15)
                                                              ------   ------   ------      ------           ------   ------
      Total from Investment Operations......................    1.47      .72     (.69)        .87             1.16      .52
                                                              ------   ------   ------      ------           ------   ------
      Less:
       Distributions from and in Excess of Net Investment
         Income.............................................     .61      .61      .66         .49              .66      .66
       Distributions from Net Realized Gain.................     -0-      -0-      -0-         -0-              .01      -0-
                                                              ------   ------   ------      ------           ------   ------
      Total Distributions...................................     .61      .61      .66         .49              .67      .66
                                                              ------   ------   ------      ------           ------   ------
      Net Asset Value, End of the Period....................  $15.55   $14.69   $14.58      $15.93           $15.55   $15.06
                                                              ======   ======   ======      ======           ======   ======
      Total Return *........................................  10.12%(b)  5.06%(b) -4.51%(b)     5.74%**(b)    7.91%(b)  3.58%(b)
      Net Assets at End of the Period (In millions).........   $33.4    $29.5    $29.0       $23.6            $22.5    $18.9
      Ratio of Expenses to Average Net Assets *.............   1.19%    1.26%    1.13%       1.35%            1.33%    1.03%
      Ratio of Net Investment Income to Average Net Assets
       *....................................................   3.97%    4.33%    4.23%       4.09%            4.30%    4.56%
      Portfolio Turnover....................................     26%      61%     101%         50%**            48%      73%
       *If certain expenses had not been assumed by the
        Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............   1.71%    1.98%    1.86%       2.05%            2.03%    2.22%
      Ratio of Net Investment Income to Average Net
       Assets...............................................   3.45%    3.61%    3.50%       3.39%            3.60%    3.38%

                                                                              CLASS C SHARES
                                                                                                NINE MONTHS
                                                                   FISCAL YEAR ENDED               ENDED
                                                                     SEPTEMBER 30,             SEPTEMBER 30,
                                                               2001      2000       1999           1998
      ------------------------------------------------------  ----------------------------------------------
      Net Asset Value, Beginning of the Period..............  $14.71     $14.59     $15.94         $15.58
                                                              ------   --------   --------       --------
       Net Investment Income................................     .58        .63        .66            .48
       Net Realized and Unrealized Gain/Loss................     .91        .10      (1.35)           .37
                                                              ------   --------   --------       --------
      Total from Investment Operations......................    1.49        .73       (.69)           .85
                                                              ------   --------   --------       --------
      Less:
       Distributions from and in Excess of Net Investment
         Income.............................................     .61        .61        .66            .49
       Distributions from Net Realized Gain.................     -0-        -0-        -0-            -0-
                                                              ------   --------   --------       --------
      Total Distributions...................................     .61        .61        .66            .49
                                                              ------   --------   --------       --------
      Net Asset Value, End of the Period....................  $15.59     $14.71     $14.59         $15.94
                                                              ======   ========   ========       ========
      Total Return *........................................  10.25%(c)    5.13%(c)   -4.51%(c)      5.60%**(c)
      Net Assets at End of the Period (In millions).........    $4.0       $2.2       $3.1           $1.6
      Ratio of Expenses to Average Net Assets *.............   1.28%      1.22%      1.14%          1.32%
      Ratio of Net Investment Income to Average Net Assets
       *....................................................   3.88%      4.37%      4.28%          4.08%
      Portfolio Turnover....................................     26%        61%       101%            50%**
       *If certain expenses had not been assumed by the
        Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............   1.80%      1.94%      1.87%          2.03%
      Ratio of Net Investment Income to Average Net
       Assets...............................................   3.36%      3.65%      3.55%          3.38%

                                                               CLASS C SHARES
                                                                 FISCAL YEAR
                                                                    ENDED
                                                                DECEMBER 31,
                                                                1997      1996
      ------------------------------------------------------  ---------------------
      Net Asset Value, Beginning of the Period..............    $15.08   $15.21
                                                              --------   ------
       Net Investment Income................................       .67      .67
       Net Realized and Unrealized Gain/Loss................       .50     (.14)
                                                              --------   ------
      Total from Investment Operations......................      1.17      .53
                                                              --------   ------
      Less:
       Distributions from and in Excess of Net Investment
         Income.............................................       .66      .66
       Distributions from Net Realized Gain.................       .01      -0-
                                                              --------   ------
      Total Distributions...................................       .67      .66
                                                              --------   ------
      Net Asset Value, End of the Period....................    $15.58   $15.08
                                                              ========   ======
      Total Return *........................................     7.97%(c)  3.65%(c)
      Net Assets at End of the Period (In millions).........     $ 1.2      $.8
      Ratio of Expenses to Average Net Assets *.............     1.37%    1.03%
      Ratio of Net Investment Income to Average Net Assets
       *....................................................     4.38%    4.56%
      Portfolio Turnover....................................       48%      73%
       *If certain expenses had not been assumed by the
        Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets...............     2.06%    2.22%
      Ratio of Net Investment Income to Average Net
       Assets...............................................     3.68%    3.38%


    ** Non-Annualized


    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Board of Trustees


 -------------------------------------------------------------------------------

J. Miles Branagan           Jack E. Nelson
Jerry D. Choate             Richard F. Powers, III*
Linda Hutton Heagy          Phillip B. Rooney
R. Craig Kennedy            Wayne W. Whalen*
Mitchell M. Merin*          Suzanne H. Woolsey



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

-Call your broker


-Web Site


 www.vankampen.com


-FundInfo(R)


 Automated Telephone System 800-847-2424


-Investor Services 800-341-2911



DEALERS


-Web Site


 www.vankampen.com


-FundInfo(R)


 Automated Telephone System 800-847-2424


-Van Kampen Investments 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

VAN KAMPEN FLORIDA INSURED TAX FREE
INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Florida Insured Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Florida Insured Tax Free Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Florida Insured
Tax Free
Income Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                    FLI PRO 1/02

The Fund's Investment Company
Act File No. is 811-4386.

Van Kampen New York Tax Free Income Fund
 -------------------------------------------------------------------------------

Van Kampen New York Tax Free Income Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for New York tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  16
Purchase of Shares..........................................  17
Redemption of Shares........................................  24
Distributions from the Fund.................................  26
Shareholder Services........................................  26
New York Taxation...........................................  28
Federal Income Taxation.....................................  29
Financial Highlights........................................  31
Appendix -- Description of Securities Ratings............... A-1



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of New York for New York tax purposes. Under normal market conditions, the Fund may invest up to 20% of its total assets in New York municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or unrated New York municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.


The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal, New York state and New York city income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses a credit strategy that emphasizes investment grade New York municipal securities in combination with below investment grade New York municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation. Portfolio securities are typically sold when the assessment of the Fund's investment adviser of any of these factors materially changes.


Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate- related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund that invests solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities at the time of purchase and the Fund may invest up to

20% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as a decline in revenues or increase in expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.



CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

STATE-SPECIFIC RISKS. Because the Fund invests primarily in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting the City and State of New York than a fund that does not limit its investments to such issuers.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are subject to New York State or New York City income taxes

- Wish to add to their investment portfolio a fund that invests primarily in investment grade New York municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.


                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             17.33
1996                                                                              5.14
1997                                                                             10.92
1998                                                                              7.50
1999                                                                             -4.89
2000                                                                             12.34
2001                                                                              4.48

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.67% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -2.08% (for the quarter ended March 31, 1996).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                             PAST
    FOR THE                                 10 YEARS
    PERIODS ENDED       PAST     PAST       OR SINCE
    DECEMBER 31, 2001  1 YEAR   5 YEARS   INCEPTION(1)
----------------------------------------------------------
    Van Kampen New
    York Tax Free
    Income Fund --
    Class A Shares     -0.48%    4.86%        5.79%(1)
    Lehman Brothers
    Municipal Bond
    Index               5.13%    5.98%        6.53%(1)
 ..........................................................
    Van Kampen New
    York Tax Free
    Income Fund --
    Class B Shares     -0.27%    4.86%        5.74%(1)**
    Lehman Brothers
    Municipal Bond
    Index               5.13%    5.98%        6.53%(1)
 ..........................................................
    Van Kampen New
    York Tax Free
    Income Fund --
    Class C Shares      2.78%    5.12%        5.71%(1)
    Lehman Brothers
    Municipal Bond
    Index               5.13%    5.98%        6.53%(1)
 ..........................................................


Inception date: (1) 7/29/94.

 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.


**The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which such shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended September 30, 2001 is 4.32% for Class A Shares, 3.79% for Class B Shares and 3.79% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
 ................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
 ................................................................
Redemption fee                None         None         None
 ................................................................
Exchange fee                  None         None         None
 ................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(5)           0.60%        0.60%        0.60%
 ................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
 ................................................................
Other expenses(5)            0.28%        0.28%        0.28%
 ................................................................
Total annual fund
operating expenses(5)        1.13%        1.88%        1.88%
 ................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declining thereafter as follows:


                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None
    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal year ended September 30, 2001 were 0.53%, 1.28% and 1.28% for Class A Shares, Class B Shares and Class C Shares, respectively.


(6) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $585       $817      $1,068      $1,784
 ....................................................................
Class B Shares           $591       $941      $1,166      $2,005*
 ....................................................................
Class C Shares           $291       $591      $1,016      $2,201
 ....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $585       $817      $1,068      $1,784
 ....................................................................
Class B Shares           $191       $591      $1,016      $2,005*
 ....................................................................
Class C Shares           $191       $591      $1,016      $2,201
 ....................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund is designed for investors who are residents of New York for New York tax purposes. Under normal market conditions, the Fund invests at least 80% of its total assets in securities rated investment grade at the time of purchase and may invest up to 20% of its total assets in securities with below-investment grade credit quality. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this Prospectus. Under normal market conditions, the

Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                                 UNDERSTANDING
                                QUALITY RATINGS


   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.


     MOODY'S       S&P          MEANING
------------------------------------------------------
         Aaa       AAA          Highest quality
 ......................................................
          Aa       AA           High quality
 ......................................................
           A       A            Above-average quality
 ......................................................
         Baa       BBB          Average quality
------------------------------------------------------
          Ba       BB           Below-average quality
 ......................................................
           B       B            Marginal quality
 ......................................................
         Caa       CCC          Poor quality
 ......................................................
          Ca       CC           Highly speculative
 ......................................................
           C       C            Lowest quality
 ......................................................
          --       D            In default
 ......................................................

The Fund's investment adviser uses an investment strategy that emphasizes investment grade New York municipal securities in combination with below investment grade New York municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation.

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund buys and sells municipal securities with a view towards seeking a high level of current income consistent with preservation of capital. The Fund's investment adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Fund's investment policies.

In selecting securities for investment, the Fund's investment adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially changes.

                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. New York municipal securities are municipal securities (including issuers from New York or issuers outside of New York) the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in New York municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 20% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time-to-time depending on its assessment of the relative yields available on securities. The Fund will, however, invest in shorter term municipal securities when it believes market conditions warrant such investments.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment-grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.

The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES


Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the Fund.



Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.


Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.


During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.


The table below sets forth the percentages of the Fund's assets during the fiscal year ended September 30, 2001 invested in the various rating categories (based on the higher of the S&P or Moody's ratings) and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the fiscal year computed on a monthly basis.



                                           UNRATED SECURITIES
                                             OF COMPARABLE
                     RATED SECURITIES        QUALITY (AS A
    RATING          (AS A PERCENTAGE OF      PERCENTAGE OF
    CATEGORY         PORTFOLIO VALUE)       PORTFOLIO VALUE)
-----------------------------------------------------------------
    AAA/Aaa               38.72%                 0.00%
 .................................................................
    AA/Aa                 28.15%                 0.50%
 .................................................................
    A/A                   14.21%                 0.00%
 .................................................................
    BBB/Baa               11.97%                 1.71%
 .................................................................
    BB/Ba                  0.17%                 3.54%
 .................................................................
    B/B                       0%                 0.93%
 .................................................................
    CCC/Caa                   0%                 0.10%
 .................................................................
    CC/Ca                     0%                 0.00%
 .................................................................
    C/C                       0%                 0.00%
 .................................................................
    D                         0%                 0.00%
 .................................................................
    Percentage
    of Rated and
    Unrated
    Securities            93.22%                 6.78%
 .................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        SPECIAL CONSIDERATIONS REGARDING

                         NEW YORK MUNICIPAL SECURITIES

The Fund invests primarily in a portfolio of New York municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income taxes. Because the Fund invests primarily in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting New York municipal securities which is contained in the Fund's Statement of Additional Information. Investors should obtain a copy of the Fund's Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of New York published in connection with the issuance of specific New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all New York municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

Investors should be aware of certain factors that might affect the financial condition of the issuers of New York municipal securities. The State of New York has historically been one of the wealthiest states in the nation. For decades, however, the economy of the State of New York has grown more slowly than that of the nation as a whole, and the result has been a gradual erosion of the State's relative economic affluence. New York City, for example, has faced greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

The State of New York has for many years had a very high state and local tax burden. The burden of state and local taxation, in combination with the many other causes of regional economic dislocations, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State of New York.

There can be no assurance that the State of New York and its political subdivisions will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain programs at current levels. To address any potential budgetary imbalance, the State of New York and such subdivisions may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

Although revenue obligations of the State of New York or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.


The ramifications of the terrorist attack in New York raise many complex issues related to state finances. The State of New York expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of federal aid and other assistance, the New York State Legislature enacted $5.5 billion in appropriations on September 13, 2001. It also authorized $2.5 billion in additional bonding authority to fund New York City costs related to or arising from the terrorist attack.



Federal funding for disaster assistance is available in several forms. Under current law, the federal government pays 75 percent or more of the costs for emergency response activities and the repair of public buildings. On September 21, 2001, the President waived any matching requirement for New York State and New York City, clearing the way for 100 percent reimbursement for all eligible disaster-related costs. Other significant assistance is available through the Small Business Administration for property losses, cashflow needs, and hazard mitigation.



The terrorist attack in New York City may have materially adverse consequences for the state, but at this time it is not possible to provide a definitive assessment. A preliminary assessment by the State of New York suggests that the loss of tax and other receipts will be in the range of $1 billion to $3 billion in the 2001-02 fiscal year and in the range of $2 billion to $6 billion next fiscal year. It is expected that a number of economic sectors that generate state tax revenues will be disrupted temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the state and a substantial reduction in its operations would likely have an adverse impact on state tax revenues, leading to material changes to the state's 2001-02 Financial Plan and the state's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.


More detailed information concerning New York municipal securities and the State of New York is included in the Fund's Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.


                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero coupon securities which are debt securities that do not entitle the holder to either periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities may eliminate the reinvestment risk and could lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term New York municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of New York municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
 ..................................................
    Over $500 million            0.50%
 ..................................................


Applying this fee schedule, the effective advisory fee rate was 0.60% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day to day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal team. The team is made up of established investment professionals. Current members of the team include Dennis S. Pietrzak, an Executive Director of the Adviser, Timothy
D. Haney, a Vice President of the Adviser and John R. Reynoldson, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
 ................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
 ................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
 ................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
 ................................................................
    $1,000,000 or more                *              *
 ................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
 .....................................................
    Second                      3.75%
 .....................................................
    Third                       3.50%
 .....................................................
    Fourth                      2.50%
 .....................................................
    Fifth                       1.50%
 .....................................................
    Sixth                       1.00%
 .....................................................
    Seventh and After            None
 .....................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased.

Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


 (1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


(10)Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
    (10).



The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund


 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally available 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

New York Taxation

 -------------------------------------------------------------------------------

The discussion under this heading applies only to shareholders of the Fund that are residents of New York for New York tax purposes. Individual shareholders will not be subject to New York State or New York City income tax on distributions attributable to interest on New York municipal securities. Individual shareholders will be subject to New York State or New York City income tax on distributions attributable to other income of the Fund (including net capital gain), and gain on the sale of shares of the Fund. Corporations should note that all or a part of any distribution from the Fund, and gain on the sale of shares of the Fund, may be subject to the New York State corporate franchise tax and the New York City general corporation tax.


Under currently applicable New York State law, the highest marginal New York State income tax rate imposed on individuals for taxable years beginning after 1996 is 6.85%. The highest marginal New York City income tax rate currently imposed on individuals is 3.65%. In addition, individual taxpayers with New York adjusted gross income in excess of $100,000 must pay a supplemental tax to recognize the benefit of graduated tax rates. Shareholders subject to taxation in a state other than New York will realize a lower after-tax rate of return if distributions from the Fund are not exempt from taxation in such other state.

Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.



If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of such investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.



Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended September 30, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine-month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                             CLASS A SHARES
                                                                                   NINE MONTH       FISCAL YEAR
                                                          FISCAL YEAR ENDED       PERIOD ENDED         ENDED
                                                            SEPTEMBER 30,         SEPTEMBER 30,    DECEMBER 31,
                                                        2001     2000     1999        1998         1997     1996
      -----------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period.....    $14.91   $14.94   $16.22      $15.73       $14.99   $15.05
                                                       ------   ------   ------      ------       ------   ------
       Net Investment Income.......................       .73      .77      .79         .60          .79      .82
       Net Realized and Unrealized Gain/Loss.......       .88     (.07)   (1.19)        .51          .79     (.08)
                                                       ------   ------   ------      ------       ------   ------

      Total from Investment Operations.............      1.61      .70     (.40)       1.11         1.58      .74
                                                       ------   ------   ------      ------       ------   ------

      Less:
      Distributions from and in Excess of Net
       Investment Income...........................       .76      .73      .79         .60          .80      .80
      Distributions from Net Realized Gain.........       -0-      -0-      .09         .02          .04      -0-
                                                       ------   ------   ------      ------       ------   ------
      Total Distributions..........................       .76      .73      .88         .62          .84      .80
                                                       ------   ------   ------      ------       ------   ------

      Net Asset Value, End of the Period...........    $15.76   $14.91   $14.94      $16.22       $15.73   $14.99
                                                       ======   ======   ======      ======       ======   ======

      Total Return*................................    10.97%(a)  4.91%(a) -2.61%(a)     7.11%**(a) 10.92%(a)  5.14%(a)
      Net Assets at End of the Period (In
       millions)...................................     $43.5    $29.0    $36.6       $25.0        $18.0     $7.7
      Ratio of Expenses to Average Net Assets*.....      .53%     .61%     .33%        .39%         .64%     .31%
      Ratio of Net Investment Income to Average Net
       Assets*.....................................     4.74%    5.26%    5.03%       5.01%        5.16%    5.56%
      Portfolio Turnover...........................       30%      58%      67%         53%**        60%     126%
      *If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets......     1.13%    1.32%    1.23%       1.43%        1.47%    1.82%
      Ratio of Net Investment Income to Average Net
       Assets......................................     4.14%    4.56%    4.13%       3.97%        4.33%    4.04%

                                                          CLASS B SHARES

                                                        FISCAL YEAR ENDED
                                                          SEPTEMBER 30,
                                                      2001     2000     1999
      ---------------------------------------------  ------------------------
      Net Asset Value, Beginning of the Period.....  $14.90   $14.92   $16.21
                                                     ------   ------   ------
       Net Investment Income.......................     .62      .66      .68
       Net Realized and Unrealized Gain/Loss.......     .86     (.06)   (1.20)
                                                     ------   ------   ------
      Total from Investment Operations.............    1.48      .60     (.52)
                                                     ------   ------   ------
      Less:
      Distributions from and in Excess of Net
       Investment Income...........................     .64      .62      .68
      Distributions from Net Realized Gain.........     -0-      -0-      .09
                                                     ------   ------   ------
      Total Distributions..........................     .64      .62      .77
                                                     ------   ------   ------
      Net Asset Value, End of the Period...........  $15.74   $14.90   $14.92
                                                     ======   ======   ======
      Total Return*................................  10.09%(b)  4.17%(b) -3.34%(b)
      Net Assets at End of the Period (In
       millions)...................................   $35.0    $28.8    $28.2
      Ratio of Expenses to Average Net Assets*.....   1.28%    1.36%    1.08%
      Ratio of Net Investment Income to Average Net
       Assets*.....................................   3.99%    4.51%    4.27%
      Portfolio Turnover...........................     30%      58%      67%
      *If certain expenses had not been voluntarily
       and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets......   1.88%    2.07%    1.98%
      Ratio of Net Investment Income to Average Net
       Assets......................................   3.39%    3.81%    3.37%

                                                             CLASS B SHARES
                                                      NINE MONTH       FISCAL YEAR
                                                     PERIOD ENDED         ENDED
                                                     SEPTEMBER 30,    DECEMBER 31,
                                                         1998         1997     1996
      ---------------------------------------------  -------------------------------
      Net Asset Value, Beginning of the Period.....     $15.73       $14.99   $15.05
                                                        ------       ------   ------
       Net Investment Income.......................        .51          .69      .70
       Net Realized and Unrealized Gain/Loss.......        .51          .78     (.07)
                                                        ------       ------   ------
      Total from Investment Operations.............       1.02         1.47      .63
                                                        ------       ------   ------
      Less:
      Distributions from and in Excess of Net
       Investment Income...........................        .52          .69      .69
      Distributions from Net Realized Gain.........        .02          .04      -0-
                                                        ------       ------   ------
      Total Distributions..........................        .54          .73      .69
                                                        ------       ------   ------
      Net Asset Value, End of the Period...........     $16.21       $15.73   $14.99
                                                        ======       ======   ======
      Total Return*................................      6.58%**(b)  10.07%(b)  4.37%(b)
      Net Assets at End of the Period (In
       millions)...................................      $19.0        $13.1    $10.1
      Ratio of Expenses to Average Net Assets*.....      1.14%        1.36%    1.07%
      Ratio of Net Investment Income to Average Net
       Assets*.....................................      4.26%        4.49%    4.79%
      Portfolio Turnover...........................        53%**        60%     126%
      *If certain expenses had not been voluntarily
       and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets......      2.19%        2.18%    2.60%
      Ratio of Net Investment Income to Average Net
       Assets......................................      3.21%        3.67%    3.26%

                                                          CLASS C SHARES

                                                        FISCAL YEAR ENDED
                                                          SEPTEMBER 30,
                                                      2001     2000     1999
      ---------------------------------------------  ------------------------
      Net Asset Value, Beginning of the Period.....  $14.91   $14.92   $16.20
                                                     ------   ------   ------
       Net Investment Income.......................     .60      .68      .68
       Net Realized and Unrealized Gain/Loss.......     .88     (.07)   (1.19)
                                                     ------   ------   ------
      Total from Investment Operations.............    1.48      .61     (.51)
                                                     ------   ------   ------
      Less:
      Distributions from and in Excess of Net
       Investment Income...........................     .64      .62      .68
      Distributions from Net Realized Gain.........     -0-      -0-      .09
                                                     ------   ------   ------
      Total Distributions..........................     .64      .62      .77
                                                     ------   ------   ------
      Net Asset Value, End of the Period...........  $15.75   $14.91   $14.92
                                                     ======   ======   ======
      Total Return*................................  10.09%(c)  4.24%(c) -3.28%(c)
      Net Assets at End of the Period (In
       millions)...................................    $7.3     $4.6     $5.1
      Ratio of Expenses to Average Net Assets*.....   1.30%    1.36%    1.08%
      Ratio of Net Investment Income to Average Net
       Assets*.....................................   3.97%    4.52%    4.28%
      Portfolio Turnover...........................     30%      58%      67%
      *If certain expenses had not been voluntarily
       and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets......   1.90%    2.07%    1.98%
      Ratio of Net Investment Income to Average Net
       Assets......................................   3.37%    3.81%    3.38%

                                                             CLASS C SHARES
                                                      NINE MONTH       FISCAL YEAR
                                                     PERIOD ENDED         ENDED
                                                     SEPTEMBER 30,    DECEMBER 31,
                                                         1998         1997     1996
      ---------------------------------------------  -----------------------------------
      Net Asset Value, Beginning of the Period.....     $15.73       $14.99   $15.04
                                                        ------       ------   ------
       Net Investment Income.......................        .51         .6 8      .70
       Net Realized and Unrealized Gain/Loss.......        .50          .79     (.06)
                                                        ------       ------   ------
      Total from Investment Operations.............       1.01        1.4 7      .64
                                                        ------       ------   ------
      Less:
      Distributions from and in Excess of Net
       Investment Income...........................        .52          .69      .69
      Distributions from Net Realized Gain.........        .02          .04      -0-
                                                        ------       ------   ------
      Total Distributions..........................        .54          .73      .69
                                                        ------       ------   ------
      Net Asset Value, End of the Period...........     $16.20       $15.73   $14.99
                                                        ======       ======   ======
      Total Return*................................      6.51%**(c)  10.07%(c)  4.44%(c)
      Net Assets at End of the Period (In
       millions)...................................       $3.1         $1.0      $.4
      Ratio of Expenses to Average Net Assets*.....      1.14%        1.41%    1.08%
      Ratio of Net Investment Income to Average Net
       Assets*.....................................      4.22%        4.37%    4.78%
      Portfolio Turnover...........................        53%**        60%     126%
      *If certain expenses had not been voluntarily
       and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets......      2.18%        2.23%    2.61%
      Ratio of Net Investment Income to Average Net
       Assets......................................      3.17%        3.55%    3.25%


    ** Non-Annualized


    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Appendix -- Description
of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


                                MUNICIPAL NOTES


A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


                                COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: A commercial paper obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A commercial paper obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A commercial paper obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A commercial paper obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A commercial paper obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A commercial paper obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


                            TAX-EXEMPT DUAL RATINGS



S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                            SHORT-TERM EXEMPT NOTES


In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


                          TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.


Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Issuers rated Not Prime do not fall within any of the prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuers or guarantor's senior unsecured long-term debt rating.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Phillip B. Rooney
R. Craig Kennedy                Wayne W. Whalen*
Mitchell M. Merin*              Suzanne H. Woolsey


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

  - Call your broker



  - WEB SITE


   www.vankampen.com



  - FUNDINFO(R)


   Automated Telephone System 800-847-2424


  - INVESTOR SERVICES 800-341-2911



DEALERS



  - WEB SITE


   www.vankampen.com



  - FUNDINFO(R)


   Automated Telephone System 800-847-2424


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS SERVICE FOR THE DEAF (TDD)


  - For shareholders and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN NEW YORK TAX FREE INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen New York Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110

Attn: Van Kampen New York Tax Free Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
New York
Tax Free
Income Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                JANUARY 28, 2002


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                   NYTF PRO 1/02


                                                                        65042PRO

The Fund's Investment Company
Act File No. is 811-4386.

                      STATEMENT OF ADDITIONAL INFORMATION


                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND



     Van Kampen Strategic Municipal Income Fund's (the "Fund", formerly known as Van Kampen Tax Free High Income Fund) investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.



     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-6
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-22
Other Agreements............................................   B-22
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-26
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-30
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-35
Other Information...........................................   B-39
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-31



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.




                                                       STM/PRO SAI 1/02

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


     The Fund was originally organized in 1985 as a Maryland corporation under the name Van Kampen Merritt Tax Free High Income Fund Inc. and was reorganized in 1987 under the name Van Kampen Merritt Tax Free High Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Tax Free High Income Fund on July 31, 1995. On July 14, 1998, the Fund changed its name to Van Kampen Tax Free High Income Fund. On January 25, 2002, the Fund adopted its current name.



     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                 AMOUNT OF
                     NAME AND ADDRESS                          OWNERSHIP AT        CLASS     PERCENTAGE
                         OF HOLDER                            JANUARY 8, 2002    OF SHARES   OWNERSHIP
-----------------------------------------------------------  -----------------   ---------   ----------
Edward Jones & Co..........................................     10,203,994         A           22.00%
 Attn: Mutual Fund                                                 911,188         B            7.00%
 Shareholder Accounting                                            238,639         C            7.10%
 201 Progress Pkwy.
 Maryland Hts., MO 63043-3009
Merrill Lynch Pierce Fenner & Smith Inc....................      1,157,616         B            9.00%
 For the Sole Benefit of its Customers
 Attn: Fund Administration 97FU8
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith Inc....................         23,012         C           15.56%
 For the Sole Benefit of its Customers
 Attn: Fund Administration 97FY0
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Dean Witter Reynolds.......................................      1,102,293         B            8.37%
 5 World Trade Ctr Fl 6
 New York, NY 10048-0205


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The

Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poors ("S&P") or "P-1" from Moody's Investors Service ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.



     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



FUTURES CONTRACTS



     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS


     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.


     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.


     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


   1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.


   5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.



   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.


   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in their respective portfolios.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

  10. Invest in equity interests in oil, gas or other mineral exploration of development programs.


  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures contracts and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

                                TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).


                                    TRUSTEES


                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 69                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 63                                     1999, Chairman and Chief Executive Officer of the
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 53                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 49                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
1221 Avenue of the Americas                 Management of Morgan Stanley Investment Management
21st Floor                                  since December 1998. President and Director since
New York, NY 10020                          April 1997 and Chief Executive Officer since June 1998
Date of Birth: 08/13/53                     of Morgan Stanley Dean Witter Advisors Inc. and Morgan
Age: 48                                     Stanley Dean Witter Services Company Inc. Chairman,
                                            Chief Executive Officer and Director of Morgan Stanley
                                            Dean Witter Distributors Inc. since June 1998.
                                            Chairman and Chief Executive Officer since June 1998,
                                            and Director since January 1998, of Morgan Stanley
                                            Dean Witter Trust FSB. Director of various Morgan
                                            Stanley subsidiaries. President of the Morgan Stanley
                                            Funds since May 1999. Trustee/Director of each of the
                                            funds in the Fund Complex. Previously Chief Strategic
                                            Officer of Morgan Stanley Dean Witter Advisors Inc.
                                            and Morgan Stanley Dean Witter Services Company Inc.
                                            and Executive Vice President of Morgan Stanley Dean
                                            Witter Distributors Inc. April 1997-June 1998, Vice
                                            President of the Morgan Stanley Dean Witter Funds May
                                            1997-April 1999, and Executive Vice President of Dean
                                            Witter, Discover & Co. prior to May 1997.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 65                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer, Director
1 Parkview Plaza                            and Managing Director of Van Kampen Investments.
P.O. Box 5555                               Chairman, Director and Chief Executive Officer of the
Oakbrook Terrace, IL 60181-5555             Advisers, the Distributor and Van Kampen Advisors Inc.
Date of Birth: 02/02/46                     since 1998. Managing Director of the Advisers, the
Age: 55                                     Distributor and Van Kampen Advisors Inc. since July
                                            2001. Director and officer of certain other
                                            subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  President of ServiceMaster Management Services, a
One ServiceMaster Way                       network of quality service companies, since January
Downers Grove, IL 60515                     2001. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company, since 1990. Trustee of the
Age: 57                                     University of Notre Dame since 1993. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            2001, Director of the Urban Shopping Centers Inc., a
                                            retail management company. Vice Chairman from April
                                            1997 to April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and consumer
                                            services Company. Prior to 1998, Director of Stone
                                            Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste
                                            Management Inc., an environmental services company,
                                            from June 1996 through February 1997, and from
                                            November 1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of Waste
                                            Management Inc.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 62                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 60                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.



      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van
Date of Birth: 11/16/40                Kampen Investments, and Managing Director, President and
Executive Vice President and Chief     Chief Operating Officer of the Advisers and Van Kampen
Investment Officer                     Advisors Inc. Executive Vice President and Chief
Age: 61                                Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.
A. Thomas Smith III..................  Managing Director and Director of Van Kampen Investments,
Date of Birth: 12/14/56                Director of the Advisers, Van Kampen Advisors Inc., the
Vice President and Secretary           Distributor, Investor Services and certain other
Age: 45                                subsidiaries of Van Kampen Investments. Managing Director
                                       and General Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and Secretary of
                                       each of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, the Distributor,
                                       Investor Services, and certain other subsidiaries of Van
                                       Kampen Investments. Prior to December 2000, Executive Vice
                                       President, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to January
                                       1989, Staff Attorney at the Securities and Exchange
                                       Commission, Division of Investment Management, Office of
                                       Chief Counsel.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Michael H. Santo.....................  Managing Director, Chief Operations Officer and Director
Date of Birth: 10/22/55                of Van Kampen Investments, Managing Director, Chief
Vice President                         Executive Officer and Director of Investor Services,
Age: 46                                Managing Director, Chief Operations and Technology Officer
                                       and Director of the Advisers, the Distributor and Van
                                       Kampen Advisors Inc. and serves as a Director or Officer
                                       of certain other subsidiaries of Van Kampen Investments.
                                       Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers and their affiliates. Prior to December 2000,
                                       Executive Vice President, Chief Administrative Officer and
                                       Director of Van Kampen Investments, the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Investor
                                       Services. Prior to 1998, Senior Vice President and Senior
                                       Planning Officer for Individual Asset Management of Morgan
                                       Stanley Dean Witter and its predecessor since 1994.
John R. Reynoldson...................  Executive Director of the Advisers and Van Kampen Advisors
Date of Birth: 05/15/53                Inc. Vice President of each of the funds in the Fund
Vice President                         Complex. Prior to July 2001, Principal and Co-head of the
Age: 48                                Fixed Income Department of the Advisers and Van Kampen
                                       Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.
John L. Sullivan.....................  Executive Director of Van Kampen Investments, the Advisers
Date of Birth: 08/20/55                and Van Kampen Advisors Inc. Vice President, Chief
Vice President, Chief Financial        Financial Officer and Treasurer of each of the funds in
Officer and Treasurer                  the Fund Complex and certain other investment companies
Age: 46                                advised by the Advisers or their affiliates.
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
Date of Birth: 11/25/57                and Managing Director, President and Director of the
Vice President                         Distributor. Vice President of each of the funds in the
Age: 44                                Fund Complex. Prior to December 2000, President of Van
                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.





     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                              FUND COMPLEX
                                                        ---------------------------------------------------------
                                                                                  AGGREGATE
                                                             AGGREGATE        ESTIMATED MAXIMUM        TOTAL
                                                            PENSION OR         ANNUAL BENEFITS     COMPENSATION
                                                        RETIREMENT BENEFITS     FROM THE FUND     BEFORE DEFERRAL
                               AGGREGATE COMPENSATION   ACCRUED AS PART OF      COMPLEX UPON         FROM FUND
           NAME(1)             FROM THE REGISTRANT(2)       EXPENSES(3)         RETIREMENT(4)       COMPLEX(5)
           -------             ----------------------   -------------------   -----------------   ---------------
J. Miles Branagan............         $11,519                 $55,340              $60,000           $124,400
Jerry D. Choate..............          10,119                  19,952               60,000            112,000
Linda Hutton Heagy...........          10,119                   5,454               60,000            112,000
R. Craig Kennedy.............          11,519                   3,654               60,000            124,400
Jack E. Nelson...............          11,519                  27,520               60,000            124,400
Phillip B. Rooney............          11,519                   9,056               60,000            124,400
Wayne W. Whalen..............          11,519                  18,424               60,000            124,400
Suzanne H. Woolsey...........          11,519                  12,355               60,000            124,400


---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2001. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to the trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.


                                                                         TABLE A


           2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,338    $ 2,138   $ 2,138   $ 2,338   $ 2,338   $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund......   9/30       2,036      1,836     1,836     2,036     2,036     2,036     2,036     2,036
  California Insured Tax Free Fund.....   9/30       1,404      1,204     1,204     1,404     1,404     1,404     1,404     1,404
  Municipal Income Fund................   9/30       1,958      1,758     1,758     1,958     1,958     1,958     1,958     1,958
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,244      1,044     1,044     1,244     1,244     1,244     1,244     1,244
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,069     1,069     1,269     1,269     1,269     1,269     1,269
  New York Tax Free Income Fund........   9/30       1,270      1,070     1,070     1,270     1,270     1,270     1,270     1,270
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,519    $10,119   $10,119   $11,519   $11,519   $11,519   $11,519   $11,519
                                                   =======    =======   =======   =======   =======   =======   =======   =======

                                                                         TABLE B


      2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,338    $ 2,138   $ 2,138   $1,754    $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund................   9/30       2,036      1,836     1,836    1,527      2,036     2,036     2,036
  California Insured Tax Free Fund...............   9/30       1,404      1,204     1,204    1,053      1,404     1,404     1,404
  Municipal Income Fund..........................   9/30       1,958      1,758     1,758    1,469      1,958     1,958     1,958
  Intermediate Term Municipal Income Fund........   9/30       1,244      1,044     1,044      933      1,244     1,244     1,244
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,069     1,069      952      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,270      1,070     1,070      953      1,270     1,270     1,270
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,519    $10,119   $10,119   $8,641    $11,519   $11,519   $11,519
                                                             =======    =======   =======   ======    =======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                TRUSTEES
                                       FISCAL    ----------------------------------------------------------------------
              FUND NAME               YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    ROONEY     WHALEN
              ---------               --------   --------   ------     -----    -------    ------    ------     ------
  Insured Tax Free Income Fund.......   9/30     $16,605    $ 3,832   $ 9,048   $16,559   $ 30,739   $10,489   $ 19,248
  Strategic Municipal Income Fund....   9/30      15,315      3,437   $ 8,373    15,981     29,586     9,405     18,331
  California Insured Tax Free Fund...   9/30      11,373      2,176     6,405    14,309     26,188     6,160     15,607
  Municipal Income Fund..............   9/30      15,955      3,220     8,908    19,524     35,904     9,318     21,638
  Intermediate Term Municipal Income
    Fund.............................   9/30      10,623      1,901     6,016    13,981     25,545     5,543     15,081
  Florida Insured Tax Free Income
    Fund.............................   9/30      10,719      1,943     6,067     9,434     19,452     5,621     12,437
  New York Tax Free Income Fund......   9/30       6,890      1,941     3,075     5,508     10,091     4,852      6,704
                                                 -------    -------   -------   -------   --------   -------   --------
      Trust Total....................            $87,480    $18,450   $47,892   $95,296   $177,505   $51,388   $109,046
                                                 =======    =======   =======   =======   ========   =======   ========

                                                  FORMER TRUSTEES
                                       -------------------------------------
              FUND NAME                MILLER     REES    ROBINSON    SISTO
              ---------                ------     ----    --------    -----
  Insured Tax Free Income Fund.......  $ 6,781   $    0   $10,409    $10,915
  Strategic Municipal Income Fund....    6,781        0    10,409      7,703
  California Insured Tax Free Fund...    6,781        0    10,409      5,486
  Municipal Income Fund..............    9,161    6,366    13,599     18,001
  Intermediate Term Municipal Income
    Fund.............................    6,781        0    10,409      5,085
  Florida Insured Tax Free Income
    Fund.............................    4,306        0     7,471      5,133
  New York Tax Free Income Fund......    1,734        0     2,910      3,440
                                       -------   ------   -------    -------
      Trust Total....................  $42,325   $6,366   $65,616    $55,763
                                       =======   ======   =======    =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Strategic Municipal Income Fund.......................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999



     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended September 30, 2001, 2000 and 1999 the Adviser received approximately $4,081,700, $4,597,600 and $5,384,500, respectively in advisory fees from the Fund.


                                OTHER AGREEMENTS


     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received approximately $54,600, $38,200 and $273,800, respectively, in accounting services fees from the Fund.

     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal years ended September 30, 2001, 2000 and 1999, Van Kampen Investments received approximately $42,300, $22,400 and $32,000, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2001........................   $  887,575       $ 91,468
Fiscal year ended September 30, 2000........................   $  772,600       $ 79,200
Fiscal year ended September 30, 1999........................   $2,482,600       $273,100


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     For shares sold prior to the implementation date of the Plans, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Plans, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.



     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.


     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2001, there were $6,818,711 and $114,073 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.86% and 0.26% of the Fund's net assets attributable to Class B

Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,494,283 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,965,999 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,462,665 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $503,334 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $465,556 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $134,442 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $331,114 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:



                                                                          AFFILIATED BROKERS
                                                                        ----------------------
                                                                           MORGAN        DEAN
                                                              BROKERS   STANLEY & CO.   WITTER
                                                              -------   -------------   ------
Commission paid:
  Fiscal year ended September 30, 2001......................    $0           $0           $0
  Fiscal year ended September 30, 2000......................    $0           $0           $0
  Fiscal year ended September 30, 1999......................    $0           $0           $0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total commissions...........                  0%           0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%           0%



     During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES


     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U. S. Treasury regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.


     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.


     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under

U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.



     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.



     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.



     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.


     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 0.47%, (ii) the five-year period ended September 30, 2001 was 3.24% and (iii) the ten-year period ended September 30, 2001 was 4.41%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 5.61%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 5.35%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 8.78%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from June 28, 1985 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 177.60%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from June 28, 1985 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 191.40%.


CLASS B SHARES


     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 0.72%, (ii) the five-year period ended September 30, 2001 was 3.21% and (iii) the approximately eight-year, five-month period from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 4.45%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 5.12%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 4.89%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 8.03%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 44.33%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 44.33%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 3.71%, (ii) the five-year period ended September 30, 2001 was 3.45% and (iii) the approximately eight-year, one-month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) through September 30, 2001 was 3.92%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2001 was 5.13%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 4.89%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 8.03%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 36.74%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 36.74%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



     KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Free High Income
Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Tax Free High Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
November 7, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MUNICIPAL BONDS  97.4%
          ALABAMA  1.1%
$1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd).....................      5.750%    08/15/18   $  1,076,100
 2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd).....................      5.375     08/15/23      2,045,720
 2,000    Alabama Wtr Pollutn Ctl Auth (AMBAC
          Insd).....................................      5.750     08/15/18      2,152,200
   240    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (a)
          (j).......................................      6.950     01/01/20         14,414
 1,395    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................      5.600     11/01/16      1,253,031
 2,050    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................      5.650     11/01/22      1,761,196
 3,290    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth (a)..................................      6.375     02/01/29      1,028,125
                                                                               ------------
                                                                                  9,330,786
                                                                               ------------
          ALASKA  0.5%
 1,740    Alaska Indl Dev & Expt Auth Williams Lynxs
          AK Cargoport..............................      7.800     05/01/14      1,756,478
 2,000    Juneau, AK City & Borough Rev Saint Anns
          Care Ctr Proj.............................      6.875     12/01/25      1,975,380
                                                                               ------------
                                                                                  3,731,858
                                                                               ------------
          ARIZONA  2.8%
 6,169    Chandler, AZ Indl Dev Auth Rev Chandler
          Fin Ctr Proj Ser 1986 (a).................      9.875     12/01/16      3,454,721
 1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
          Sch Proj 1 Ser A..........................      6.625     07/01/20      1,049,710
 1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Ctr Proj 1 Ser A...........      7.125     06/01/10      1,059,510
 4,000    Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Natl Hlth Facs II
          Proj B (b)................................      6.625     07/01/33      3,732,560
 2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev Christian Care Mesa Inc Proj A....      7.750     04/01/15      2,761,170
 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Cap Apprec Rfdg (FGIC Insd).......     *          01/01/08      2,103,381

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          ARIZONA (CONTINUED)
$1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg...........................      6.500%    08/15/31   $  1,433,445
 2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev (b)...................................      6.625     10/01/28      2,074,939
   520    Pima Cnty, AZ Indl Dev Auth Ser A.........      7.250     11/15/18        506,048
   500    Pima Cnty, AZ Indl Dev Auth Ser A.........      8.250     11/15/22        503,970
 1,895    Red Hawk Canyon Cmnty Fac Dist No 2 AZ
          Dist Assmt Rev............................      6.500     12/01/12      1,950,144
 1,000    Tucson, AZ Indl Dev Auth Rev Clarion Santa
          Rita Hotel Ser A Rfdg (b).................      6.375     12/01/16        925,330
 2,160    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living Ser A........................      6.500     07/01/31      2,045,909
                                                                               ------------
                                                                                 23,600,837
                                                                               ------------
          ARKANSAS  0.3%
 2,000    Arkansas St Dev Fin Auth Hosp Rev WA Regl
          Med Ctr...................................      7.250     02/01/20      2,100,420
                                                                               ------------

          CALIFORNIA  2.3%
 2,000    Abag Fin Auth For Nonprofit Corps CA Ctf
          Part......................................      6.375     11/15/28      1,878,740
 4,895    Contra Costa, CA Home Mtg Fin Auth Home
          Mtg Rev (MBIA Insd).......................     *          09/01/17      2,095,207
 2,500    Corona, CA Ctf Part Vista Hosp Sys Inc Ser
          C (a).....................................      8.375     07/01/11        925,000
 3,550    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)........................     *          01/15/18      1,482,125
 2,705    Healdsburg, CA Ctf Part Nuestro Hosp
          Inc.......................................      6.375     11/01/28      1,819,085
   950    Indio, CA Pub Fin Auth Rev Tax
          Increment.................................      6.500     08/15/27        994,602
 1,955    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
          Ser F.....................................      7.100     09/01/20      2,098,360
 1,500    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A....................      7.375     09/01/27      1,560,960
 2,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apts Ser A, 144A (c)...............      6.400     12/01/41      1,940,880
 1,000    San Luis Obispo, CA Ctf Part Vista Hosp
          Sys Inc (a)...............................      8.375     07/01/29        370,000
 1,425    Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg....................      6.000     09/01/12      1,527,058
 1,965    Vallejo, CA Ctf Part Touro Univ...........      7.250     06/01/16      2,031,594
                                                                               ------------
                                                                                 18,723,611
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          COLORADO  2.2%
$2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A................................      6.375%    08/15/24   $  1,582,560
 1,590    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj........................      6.850     01/01/15      1,587,027
 1,060    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj........................      7.050     01/01/19      1,061,622
 6,200    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj (Prerefunded @
          01/01/05).................................      9.000     01/01/25      7,363,306
 1,030    Eagle Riverview Affordable Hsg Corp CO
          Multi-Family Rev Ser A....................      6.300     07/01/29        978,242
    60    East River Regl Santn Dist CO Var Rfdg
          (Variable Rate Coupon)....................      8.250     12/01/08         61,080
   835    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A....................................      6.750     10/01/14        798,928
 2,115    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A....................................      7.000     10/01/18      1,924,058
 4,059    Skyland Metro Dist, CO Gunnison Cnty Rfdg
          (Variable Rate Coupon)....................      8.250     12/01/08      2,890,079
                                                                               ------------
                                                                                 18,246,902
                                                                               ------------
          CONNECTICUT  0.8%
 1,500    Connecticut St Dev Auth Indl Afco Cargo
          Bldg LLC Proj.............................      8.000     04/01/30      1,537,965
 2,980    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A (Prerefunded @ 09/01/07)
          (c).......................................      6.400     09/01/11      3,467,319
 2,000    Mohegan Tribe Indians CT Pub Impt Priority
          Dist (d)..................................      6.250     01/01/31      1,990,400
                                                                               ------------
                                                                                  6,995,684
                                                                               ------------
          DELAWARE  0.2%
 2,170    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj................      6.250     06/01/28      2,011,199
                                                                               ------------

          DISTRICT OF COLUMBIA  0.4%
 1,000    District of Columbia Rev Methodist Home
          Issue.....................................      6.000     01/01/29        850,120
    85    District of Columbia Ser A-1 (MBIA
          Insd).....................................      6.500     06/01/10        100,681
 2,000    District of Columbia Ser E (FSA Insd).....      6.000     06/01/11      2,140,720
                                                                               ------------
                                                                                  3,091,521
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          FLORIDA  8.7%
$4,135    Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Ctr..............................     10.250%    07/01/11   $  4,193,841
 1,750    Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Ctr Ser A........................     10.250     07/01/11      1,774,902
 2,500    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev.......................................      6.650     05/01/07      2,549,350
 1,515    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev.......................................      7.625     05/01/18      1,640,275
 3,775    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apts Ser C................................      6.610     07/01/38      3,628,907
 5,480    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apts Ser G................................      6.600     07/01/38      5,312,202
 3,000    Florida Hsg Fin Corp Rev Hsg Westbrook
          Apts Ser U-1..............................      6.450     01/01/39      2,819,550
 4,980    Florida Hsg Fin Corp Rev Hsg Westchase
          Apts Ser B................................      6.610     07/01/38      4,863,418
 1,238    Heritage Harbor Cmnty Dev Dist FL Rev
          Recntl....................................      7.750     05/01/19      1,258,551
   950    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A...............................      6.700     05/01/19        966,330
 2,000    Highlands Cnty, FL Hlth Fac Hosp
          Adventist/Sunbelt Ser A...................      6.000     11/15/31      2,029,280
 1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apts Proj Ser A......................      7.375     07/01/40      1,532,130
   910    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev.................................      7.875     05/01/17        973,709
 3,625    Leon Cnty, FL Ed Fac Auth Rev Southgate
          Residence Hall Ser A Rfdg.................      6.750     09/01/28      3,321,877
 1,500    Marshall Creek Cmnty Dev FL Spl Assmt Ser
          B.........................................      6.750     05/01/07      1,543,005
 1,500    Miromar Lakes Cmnty Dev Dist Ser B........      7.250     05/01/12      1,536,030
   985    Northern Palm Beach Cnty Dist FL Wtr Ctl &
          Impt Unit Dev 16 Rfdg.....................      7.500     08/01/24      1,039,175
 2,050    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg.............      8.625     07/01/20      2,229,436
 2,250    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg.............      8.750     07/01/26      2,431,282
 1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys........................      5.875     11/15/11      1,682,148
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys........................      6.375     11/15/20      1,065,570

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Cmnty Care....................      6.600%    04/01/24   $  1,836,100
 2,395    Pinellas Cnty, FL Ed Fac Auth Rev College
          Harbor Proj Ser A.........................      8.250     12/01/21      2,403,359
 6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Pptys...........................      6.700     07/01/25      4,801,980
   930    Stoneybrook West Cmnty Dev Dist FL Spl
          Assmt Rev Ser B...........................      6.450     05/01/10        950,516
19,341    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (a) (e).......................     10.000     12/15/11      5,140,800
   780    Tampa Palms, FL Open Space & Trans Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj.........      8.500     05/01/17        833,173
 1,807    Tara Cmnty Dev Dist 1 FL Cap Impt Rev Ser
          B.........................................      6.750     05/01/10      1,848,760
 1,952    University Square Cmnty Dev Dist FL Cap
          Impt Rev..................................      6.750     05/01/20      2,017,919
 1,384    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
          Ser B.....................................      6.350     05/01/05      1,396,013
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg (Prerefunded @ 11/01/06)...      7.625     11/01/26      2,420,900
                                                                               ------------
                                                                                 72,040,488
                                                                               ------------
          GEORGIA  4.0%
 2,000    Americus Sumter Cnty, GA Hosp Auth Rev
          South GA Methodist Ser A Rfdg.............      6.375     05/15/29      1,809,680
18,847    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser A................................      8.500     04/01/26     19,109,955
18,847    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser C (f)............................      2.400     04/01/26      1,865,857
 2,475    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A....      6.750     07/01/30      2,481,138
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj.........................      6.375     10/01/28      1,398,930
 4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev Azalea Manor Proj Ser A...............      6.500     02/01/28      3,715,280
 2,000    Fulton Cnty, GA Residential Care Sr Lien
          Rha Asstd Living Ser A....................      7.000     07/01/29      1,912,740

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          GEORGIA (CONTINUED)
$1,000    Private Colleges & Univ Auth GA Mercer Hsg
          Corp Proj Ser A...........................      6.000%    06/01/21   $  1,016,850
                                                                               ------------
                                                                                 33,310,430
                                                                               ------------
          IDAHO  0.6%
 1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
          A Rfdg....................................      7.875     11/15/29        982,650
 4,300    Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Svcs of ID Inc.................      8.250     11/01/02      4,284,176
                                                                               ------------
                                                                                  5,266,826
                                                                               ------------
          ILLINOIS  9.1%
 2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd).....................................     *          01/01/29        548,925
 2,000    Bolingbrook, IL Spl Svc Area No 01-1......      7.375     07/01/31      2,009,020
 1,675    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04)..................      9.000     01/01/11      1,907,590
 1,000    Cary, IL Spl Tax Spl Svc Area No 1
          Cambridge Ser A...........................      7.625     03/01/30      1,063,510
 3,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd) (g)...........................    0/5.700     01/01/25      2,493,180
 3,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser B Rfdg..........      6.100     11/01/35      3,156,084
 2,000    Chicago, IL Pk Dist Hbr Fac Rev...........      5.875     01/01/17      2,136,660
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)...      5.500     01/01/38      5,155,750
 3,050    Chicago, IL Rev Chatham Ridge Tax
          Increment.................................     10.250     01/01/07      3,108,895
   960    Chicago, IL Tax Increment Alloc Read
          Dunning Ser B (ACA Insd)..................      7.250     01/01/14      1,078,963
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A..........................      6.500     12/01/05      2,132,140
 3,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)...............      6.500     12/01/06      3,350,220
 1,925    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)...............      6.500     12/01/08      2,166,241
 1,295    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj...............................      7.375     03/01/11      1,313,298
 1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj...............................      7.750     03/01/27      1,286,346
 1,500    Godfrey, IL Rev United Methodist Vlg Ser
          A.........................................      5.875     11/15/29      1,212,855
 2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg.......................      6.550     11/15/29      2,492,316

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,960    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A..........................      8.500%    12/01/15   $  2,162,468
   280    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.........................................      6.250     03/01/09        280,560
 2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.........................................      6.500     03/01/29      2,607,232
 1,000    Huntley, IL Spl Svc Area No 7 Spl Tax.....      6.300     03/01/28        966,890
 1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj..............................      8.000     11/15/16      1,473,030
 1,500    Illinois Ed Fac Auth Rev Peace Mem
          Ministries Proj...........................      7.500     08/15/26      1,531,230
 1,000    Illinois Hlth Fac Auth Rev Cent Baptist
          Home Proj.................................      7.125     11/15/29        970,970
 3,000    Illinois Hlth Fac Auth Rev Decatur Mem
          Hosp......................................      5.750     10/01/24      3,037,530
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg..........................      7.400     08/15/23      3,015,630
 1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded @
          02/15/05).................................      8.000     02/15/25      1,159,380
 1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
          Ministries Oblig Ser A....................      7.375     08/15/31      1,200,324
 2,000    Illinois Hlth Fac Auth Rev Proctor Cmnty
          Hosp Proj.................................      7.500     01/01/11      1,986,520
   700    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg...........................      5.500     08/15/19        686,301
 2,375    Lake Cnty, IL Fst Presv Dist Ld
          Acquisition & Dev.........................      5.750     12/15/16      2,573,431
   675    Lake Cnty, IL Fst Presv Dist Ld
          Acquisition & Dev.........................      5.750     12/15/17        727,191
 5,000    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
          Unit Sch Dist No 22 (FGIC Insd)...........      5.750     12/01/19      5,323,950
 1,250    Montgomery, IL Spl Assmt Impt Lakewood
          Creek Proj................................      7.750     03/01/30      1,291,513
 1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area......................................      8.050     02/01/17      1,956,798
 2,095    Regional Tran Auth IL Ser B (AMBAC
          Insd).....................................      8.000     06/01/17      2,837,238
 3,953    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (a)............................      8.375     10/15/16         39,531
 1,547    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (a)............................      8.375     10/15/16         15,469

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,680    Saint Charles, IL Spl Svc Area No 21......      6.625%    03/01/28   $  1,651,104
   985    Sterling, IL Rev Hoosier Care Proj Ser
          A.........................................      7.125     06/01/34        911,056
                                                                               ------------
                                                                                 75,017,339
                                                                               ------------
          INDIANA  2.1%
   825    Crawfordsville, IN Redev Cmnty Redev Dist
          Tax Increment Rev.........................      7.000     02/01/12        837,878
 2,000    East Chicago, IN Exempt Fac Inland Steel
          Co Proj No 14.............................      6.700     11/01/12      1,036,680
 3,000    Indiana Hlth Fac Fin Auth Hosp Rev
          Methodist Hosp Inc........................      5.500     09/15/31      2,961,300
 1,975    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A................................      7.125     06/01/34      1,828,692
   950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj...............................      6.300     12/01/23        668,050
 3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj...............................      6.400     12/01/33      2,109,510
 4,000    Indiana St Dev Fin Auth Pollutn Inland
          Steel Co Proj No 13 Rfdg..................      7.250     11/01/11      2,203,360
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
          Express Corp Proj.........................      7.100     01/15/17      3,166,320
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt........................................      6.375     11/01/29      2,092,680
 1,000    South Bend, IN Econ Dev Rev Ser A.........      6.250     11/15/29        869,880
                                                                               ------------
                                                                                 17,774,350
                                                                               ------------
          IOWA  0.4%
 1,500    Cedar Rapids, IA Rev First Mtg Cottage
          Grove Ser A Rfdg..........................      5.875     07/01/28      1,081,620
 2,000    Estherville, IA Hosp Rev Avera Holy Family
          Proj......................................      6.250     07/01/26      2,041,380
                                                                               ------------
                                                                                  3,123,000
                                                                               ------------
          KANSAS  0.6%
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................      8.000     07/01/16      1,036,450
 1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................      8.000     07/01/16      1,040,890
 1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A.................................      8.000     05/15/30      1,020,270
 1,500    Overland Pk, KS Dev Corp Rev First Tier
          Overland Park Ser A.......................      7.375     01/01/32      1,572,900
                                                                               ------------
                                                                                  4,670,510
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          KENTUCKY  1.1%
$2,300    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd)...............................     10.220%    10/09/08   $  2,518,500
   900    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/01/02) (MBIA Insd)......      9.915     10/09/08      1,010,250
 2,000    Kenton Cnty, KY Arpt Brd Rev Spl Fac Delta
          Airl Proj Ser B...........................      7.250     02/01/22      1,855,880
 1,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev
          Mesaba Aviation Inc Proj Ser A............      6.700     07/01/29        950,000
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg
          Pub Pkg & Plaza Ser A 1...................      8.500     01/01/27      3,002,040
                                                                               ------------
                                                                                  9,336,670
                                                                               ------------
          LOUISIANA  1.8%
 4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (h)......................      7.125     01/01/28      2,600,000
 2,000    Louisiana Loc Govt Envir Fac Hlthcare
          Saint James Place Ser A Rfdg..............      8.000     11/01/29      2,045,560
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare..................................      6.375     10/01/20        810,180
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare..................................      6.375     10/01/28        773,820
 4,875    Louisiana St Hlth Edl Auth Rev Lambeth
          House Ser A Rfdg..........................      5.250     01/01/05      4,893,574
 3,685    Louisiana St Univ & Agric & Mechanical
          College Univ Rev Master Agreement.........      5.750     10/30/18      3,631,613
                                                                               ------------
                                                                                 14,754,747
                                                                               ------------
          MAINE  0.0%
    25    Maine Hlth & Higher Edl Fac Auth Rev Ser B
          (FSA Insd)................................      7.000     07/01/24         28,298
                                                                               ------------

          MARYLAND  1.4%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A................................      7.250     11/01/29        946,270
 1,500    Howard Cnty, MD Retirement Cmnty Rev Ser
          A.........................................      7.875     05/15/21      1,522,020
   925    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj................      6.250     07/01/07        900,330
 1,260    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj................      6.500     07/01/24      1,151,993
 1,050    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Foundation Salisbury Ser
          A.........................................      6.000     06/01/30      1,063,409

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MARYLAND (CONTINUED)
$3,000    Montgomery Cnty, MD Econ Dev Editorial
          Proj In Ed Ser A (b)......................      6.400%    09/01/28   $  2,792,880
 3,000    Prince Georges Cnty, MD Spl Oblig Spl
          Assmt Woodview Ser A......................      8.000     07/01/26      3,367,440
                                                                               ------------
                                                                                 11,744,342
                                                                               ------------
          MASSACHUSETTS  4.5%
 1,000    Massachusetts St Dev Fin Agy Briarwood Ser
          B.........................................      8.000     12/01/22      1,007,550
   975    Massachusetts St Dev Fin Agy Rev Gtr Lynn
          Mental Hlth (b)...........................      7.750     06/01/18        985,364
 3,000    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Ctr Inc................................      6.375     07/01/29      3,065,160
 3,000    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A........................      7.100     07/01/32      2,919,240
 1,000    Massachusetts St Dev Fin Agy Rev Mchsp
          Human Svcs Providers Ser A................      8.000     07/01/20      1,006,790
 3,875    Massachusetts St Dev Fin Agy Rev New
          England Ctr For Children..................      6.000     11/01/19      3,285,613
 5,000    Massachusetts St Grant Antic Nts Ser A....      5.750     06/15/15      5,480,600
 3,000    Massachusetts St Hlth & Edl Fac Auth Rev
          (MBIA Insd)...............................      5.000     07/01/13      3,066,630
 1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd)............      6.650     07/01/19      2,025,415
   575    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................      8.000     12/01/06        600,783
 1,085    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................      8.375     12/01/13      1,188,108
   675    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................      8.500     12/01/20        739,355
   715    Massachusetts St Indl Fin Agy Rev First
          Mtg GF/Pilgrim Inc Proj...................      6.500     10/01/15        648,190
 2,000    Massachusetts St Indl Fin Agy Rev First
          Mtg GF/Pilgrim Inc Proj...................      6.750     10/01/28      1,765,860
 2,965    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth, 144A (c).....................      6.375     06/01/18      2,681,427
 1,055    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth, 144A--Private Placement
          (c).......................................      6.200     06/01/08      1,005,943
 5,400    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting........................      9.250     06/01/10      5,419,980
                                                                               ------------
                                                                                 36,892,008
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MICHIGAN  2.7%
$5,000    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Dev Area No 1 Proj Ser A
          Rfdg (MBIA Insd)..........................      4.750%    07/01/25   $  4,697,950
   960    Detroit, MI Loc Dev Fin Auth Tax Increment
          Ser C.....................................      6.850     05/01/21        975,850
 3,100    Detroit, MI Sewage Disposal Rev (Embedded
          Swap) (FGIC Insd).........................      8.936     07/01/23      3,317,000
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg........      7.500     07/01/13      2,476,470
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg........      7.750     07/01/19      3,571,693
 5,000    Michigan St Strategic Fd Ltd Detroit
          Edison Pollutn Ctl Ser C Rfdg.............      5.450     09/01/29      5,005,450
10,003    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (a).........      8.000     12/01/27      2,000,595
                                                                               ------------
                                                                                 22,045,008
                                                                               ------------
          MINNESOTA  2.3%
 2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
          Ctr Proj..................................      7.750     02/01/31      2,013,160
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser A.................      6.000     10/01/28        840,430
 2,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B.................      6.000     10/01/33      1,664,860
 2,000    Carlton, MN Hlth & Hsg Fac Intermediate
          Faith Social Svcs Inc Proj................      7.500     04/01/19      2,081,060
 2,500    Dakota Cnty, MN Hsg & Redev...............      6.250     05/01/29      2,359,150
 2,000    Glencoe, MN Hlthcare Fac Rev..............      7.500     04/01/31      2,070,120
 6,890    Minneapolis & Saint Paul, MN Met Northwest
          Airl Proj Ser A...........................      7.000     04/01/25      5,457,569
 1,000    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg............      9.250     02/01/22      1,030,250
 1,500    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2 Rfdg..........      7.375     08/01/29      1,483,875
                                                                               ------------
                                                                                 19,000,474
                                                                               ------------
          MISSOURI  2.2%
 1,000    Fenton, MO Tax Increment Rev..............      7.000     10/01/21      1,056,190
   535    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................      7.250     04/01/07        558,722
 3,095    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................      7.625     04/01/17      3,318,676

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MISSOURI (CONTINUED)
$  669    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................      7.625%    04/01/18   $    715,736
   875    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Ctr Proj Ser A Rfdg.......      8.250     12/01/15        931,254
 1,525    Jefferson Cnty, MO Jr College Dist Student
          Hsg Sys Rev Jefferson College.............      7.250     07/01/31      1,535,950
   985    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apts Proj...........................      6.250     04/01/30        910,209
 1,000    Saint Louis, MO Indl Dev Auth Rev Sr Lien
          Saint Louis Convention Ser A..............      7.200     12/15/28      1,070,630
 5,000    Saline Cnty, MO Indl Dev Auth Hlth Fac
          Rev.......................................      6.500     12/01/28      4,845,300
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)....      6.000     06/01/15      1,154,650
 2,000    Valley Park, MO Indl Dev Auth Sr Hsg Rev
          Cape Albeon Proj..........................      6.150     12/01/33      1,724,800
                                                                               ------------
                                                                                 17,822,117
                                                                               ------------
          NEBRASKA  0.1%
 1,000    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA
          Collateralized)...........................     11.231     10/17/23      1,038,750
                                                                               ------------

          NEVADA  0.2%
 1,500    Clark Cnty, NV Indl Dev Rev Adj NV Pwr Co
          Proj Ser C Rfdg...........................      5.500     10/01/30      1,361,310
                                                                               ------------

          NEW HAMPSHIRE  1.1%
 2,000    New Hampshire Higher Ed & Hlth Fac Auth
          Rev Havenwood-Heritage Heights............      7.350     01/01/18      2,037,700
 2,000    New Hampshire Higher Ed & Hlth Fac Auth
          Rev Havenwood-Heritage Heights............      7.450     01/01/25      2,029,520
 3,225    New Hampshire Higher Ed & Hlth Fac Auth
          Rev Vly Regl Hosp, 144A (c)...............      7.350     04/01/23      3,227,516
 1,000    New Hampshire Hlth & Ed Fac NH College
          Issue.....................................      7.500     01/01/31      1,058,040
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A.............      6.875     10/01/19        975,340
                                                                               ------------
                                                                                  9,328,116
                                                                               ------------
          NEW JERSEY  2.6%
 2,240    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig...........................      8.400     04/01/24      2,072,000
 2,000    New Jersey Econ Dev Auth Assisted Living
          Rev.......................................      6.750     08/01/30      1,788,260

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................      8.125%    11/15/18   $  1,041,160
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................      8.125     11/15/23      1,518,566
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..................      8.500     11/01/16      1,076,420
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..................      8.625     11/01/25      1,610,535
 1,000    New Jersey Econ Dev Auth Rev Kapkowsi Rd
          Landfill Ser A............................      6.375     04/01/18      1,048,260
 1,705    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A................................      6.125     06/01/18      1,568,293
 2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
          Esplandade................................      7.000     06/01/39      1,816,060
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @
          05/15/06).................................      8.750     05/15/26      3,746,970
   500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A Rfdg......................      6.000     05/15/28        404,795
 1,000    New Jersey Econ Dev Auth Ser A............      8.000     11/15/15      1,053,170
 1,410    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Ctr Issue Rfdg............      7.250     07/01/14      1,436,931
 1,250    New Jersey St Ed Fac Auth Rev Felician
          College of Lodi Ser D.....................      7.375     11/01/22      1,250,625
                                                                               ------------
                                                                                 21,432,045
                                                                               ------------
          NEW MEXICO  0.8%
 5,280    Albuquerque, NM Retirement Fac Rev La Vida
          Llena Proj Ser B Rfdg.....................      6.600     12/15/28      4,651,152
 2,110    Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B1..................      6.600     10/15/28      2,032,795
                                                                               ------------
                                                                                  6,683,947
                                                                               ------------
          NEW YORK  6.0%
 1,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A..........................      6.875     06/01/39        933,500
 2,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A.......      6.375     12/01/37      2,340,216
 1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A..................      6.250     03/01/28        500,000
 2,430    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj......................................      8.000     11/15/15      2,512,863
 1,965    New York City.............................      6.600     08/01/09      2,060,401

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          NEW YORK (CONTINUED)
$3,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)......      6.250%    11/15/06   $  3,309,030
 1,500    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)......      6.375     11/15/07      1,678,905
 2,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)......      6.500     11/15/09      2,246,600
 3,000    New York City Indl Dev Agy Field Hotel
          Assoc LP JFK Rfdg.........................      6.000     11/01/28      2,721,630
 2,250    New York City Indl Dev Agy LaGuardia Assoc
          LP Proj Rfdg..............................      5.800     11/01/13      2,108,610
 5,000    New York City Ser A.......................      7.000     08/01/07      5,831,400
 5,000    New York City Ser A.......................      6.000     05/15/30      5,392,100
 3,000    New York City Ser D Rfdg..................      8.000     02/01/05      3,431,730
 1,785    New York City Ser K.......................      5.625     08/01/13      1,930,781
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)........................      9.866     04/01/20      2,984,375
 2,000    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
          Highpointe at Malta Proj Ser A............      6.875     06/01/39      1,816,980
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev.................      7.250     11/01/28      1,049,510
 1,500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A...........      6.375     12/01/17      1,418,340
 1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
          Landing Ser A.............................      8.000     10/01/20      1,466,502
 1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A.........................      7.375     03/01/31      1,001,830
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
          Sr Hsg Inc Ser A..........................      7.375     07/01/30      1,023,990
 2,000    Yonkers, NY Indl Dev Agy Civic Fac Rev
          Cmnty Dev Pptys Yonkers Inc Ser A.........      6.625     02/01/26      2,131,180
                                                                               ------------
                                                                                 49,890,473
                                                                               ------------
          NORTH CAROLINA  0.6%
 5,510    Charlotte, NC Spl Fac Rev Charlotte
          Douglas Intl Rfdg.........................      5.600     07/01/27      2,651,632
 2,000    North Carolina Med Care Comm First Mtg
          United Methodist Homes....................      7.000     10/01/17      2,007,100
                                                                               ------------
                                                                                  4,658,732
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          NORTH DAKOTA  0.2%
$1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj......................................      6.250%    12/01/34   $    753,600
   985    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj......................................      6.375     12/01/34        761,129
                                                                               ------------
                                                                                  1,514,729
                                                                               ------------
          OHIO  1.7%
 1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp................................      5.375     11/15/24      1,345,680
 2,500    Cleveland, OH Wtrwks Rev Ser J Rfdg (FSA
          Insd) (d).................................      5.375     01/01/14      2,685,425
 2,575    Cleveland, OH Wtrwks Rev Ser J Rfdg (FSA
          Insd) (d).................................      5.375     01/01/15      2,741,963
 1,500    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Park Lane Apts Proj Ser A (a).............      8.250     07/01/28        630,000
 2,760    Dayton, OH Spl Fac Rev Afco Cargo Day LLC
          Proj......................................      6.300     04/01/22      2,467,440
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg...........................      6.500     08/15/20      1,569,390
 2,970    Madison Cnty, OH Hosp Impt Rev Madison
          Cnty Hosp Proj Rfdg.......................      6.400     08/01/28      2,634,746
 3,700    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a) (j).......................      8.250     10/01/14        148,000
 1,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a) (j).......................      9.000     06/01/21         40,000
                                                                               ------------
                                                                                 14,262,644
                                                                               ------------
          OKLAHOMA  1.3%
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A...........................      7.000     08/01/10        750,638
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A...........................      7.400     08/01/17        738,578
 1,000    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A...........................      7.625     08/01/20        995,890
 1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg...........................      7.000     04/01/25        955,730
 1,065    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg...................      5.750     08/15/12        888,849
 3,250    Tulsa Cnty, OK Pub Fac Auth (AMBAC
          Insd).....................................      6.250     11/01/22      3,612,830
 3,000    Tulsa, OK Muni Arpt Trust Rev American
          Airl Proj Rfdg............................      6.250     06/01/20      2,477,400
                                                                               ------------
                                                                                 10,419,915
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          OREGON  1.1%
$2,000    Clackamas Cnty, OR Hosp Fac Willamette
          View Inc Proj Ser A.......................      7.500%    11/01/29   $  2,087,500
 1,185    Clatsop Care Ctr Hlth Dist OR Rev Sr
          Hsg.......................................      6.000     08/01/14      1,120,998
 2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr
          Hsg.......................................      6.875     08/01/28      2,110,937
 3,943    Oregon St Hlth Hsg Ed & Cultural Fac
          Auth......................................      7.250     06/01/28      3,887,029
                                                                               ------------
                                                                                  9,206,464
                                                                               ------------
          PENNSYLVANIA  9.1%
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.........................................      9.250     11/15/15      2,116,580
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.........................................      9.250     11/15/22      2,109,180
 1,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.........................................      9.250     11/15/30      1,050,910
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev.......................................      6.625     09/01/24      1,842,340
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Ser A
          Rfdg (i)..................................      7.750     05/01/20      6,572,760
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06).................................      7.700     05/15/22      1,193,330
 1,900    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler.....................      6.200     05/01/19      1,708,499
 2,500    Cliff House Ctf Trust Var Sts Ctf Part Ser
          A.........................................      6.625     06/01/27      2,305,175
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev
          First Mtg Woods Cedar Run Ser A Rfdg......      6.500     11/01/28      1,711,380
 5,000    Dauphin Cnty, PA Gen Auth Rev Hotel & Conf
          Ctr Hyatt Regency.........................      6.200     01/01/29      4,432,850
 3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
          Riverfront Office.........................      6.000     01/01/25      2,734,200
 1,500    Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj Rfdg......................      7.000     06/01/21      1,505,700
 1,000    Grove City, PA Area Hosp Auth Hlth Fac Rev
          Grove Manor Proj..........................      6.625     08/15/29        963,660
 3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)...............................      9.070     06/18/15      3,889,375
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
          Saint Anne's Home.........................      6.625     04/01/28        976,230
 2,000    Lehigh Cnty, PA Gen Purp Auth Rev
          Kidspeace Oblig Group Rfdg................      6.000     11/01/23      1,756,320
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.........................      6.100     06/01/18        883,470

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.........................      6.300%    06/01/28   $    841,290
 2,500    Mifflin Cnty, PA Hosp Auth Rev (Asset Gty
          Insd).....................................      6.200     07/01/30      2,631,775
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev.......................................      6.750     07/01/29      1,762,640
   500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........      7.000     12/01/10        523,225
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........      7.250     12/01/15      2,559,400
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........      7.400     12/01/20      6,129,840
   955    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy........................      7.750     09/01/24        982,456
 1,470    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev.......................................      7.125     10/01/29      1,443,775
 3,000    Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D............      7.050     12/01/10      3,142,770
 5,000    Pennsylvania St Higher Ed Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd).....................................     10.889     09/01/26      6,093,750
 1,000    Pennsylvania St Higher Ed Student Assn Inc
          Proj Ser A................................      6.750     09/01/32      1,041,750
 3,500    Philadelphia, PA Auth Indl Dev
          Philadelphia Arpt Sys Pj Ser A (FGIC
          Insd).....................................      5.250     07/01/28      3,478,300
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml
          Dev Rfdg..................................      7.750     12/01/17      2,255,737
 1,500    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.............................      7.250     01/15/17      1,484,760
 2,000    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.............................      7.350     01/15/22      1,976,860
 1,500    Westmoreland Cnty, PA Indl Dev Hlthcare
          Fac Redstone Ser B........................      8.000     11/15/23      1,571,580
                                                                               ------------
                                                                                 75,671,867
                                                                               ------------
          RHODE ISLAND  0.4%
 1,830    Providence, RI Redev Agy Ctf Part Ser A...      8.000     09/01/24      1,875,988
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Place..........................      7.250     07/01/20      1,779,156
                                                                               ------------
                                                                                  3,655,144
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          SOUTH CAROLINA  1.3%
$  115    Charleston Cnty, SC Ctf Part Ser B (MBIA
          Insd).....................................      7.000%    06/01/19   $    128,461
 2,385    Charleston Cnty, SC Ctf Part Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)......      7.000     06/01/19      2,691,902
 1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
          Inc Ser 84 (Variable Rate Coupon).........      8.250     06/15/04        988,440
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj......................      7.750     10/01/24      1,971,520
 1,250    South Carolina Jobs Econ Impt Palmetto
          Hlth Alliance Ser A.......................      7.125     12/15/15      1,347,538
 4,000    South Carolina St Hsg Fin & Dev Hsg Three
          Rivers & Edenwood Ser A...................      6.750     05/01/28      3,927,000
                                                                               ------------
                                                                                 11,054,861
                                                                               ------------
          SOUTH DAKOTA  0.8%
   755    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................      5.500     12/15/08        728,590
 1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................      6.000     12/15/18      1,665,906
 4,000    South Dakota St Hlth & Ed Sioux Vly Hosp &
          Hlth Sys Ser E............................      5.375     11/01/24      3,919,480
                                                                               ------------
                                                                                  6,313,976
                                                                               ------------
          TENNESSEE  2.7%
   985    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg......................      7.000     12/15/12        956,553
 4,930    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Warehouse Row Ltd Proj Rfdg...............      7.000     12/15/12      4,787,622
 3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev
          Rfdg (MBIA Insd)..........................      7.750     07/01/29      3,792,060
 2,990    SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Ed Rev Ser A6 (FSA Insd).....      7.350     01/01/30      3,207,941
 5,805    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
          Rev.......................................      8.410     11/01/19      6,326,811
 3,095    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser A.....................................     10.000     11/01/19      3,363,213
 1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser B (a).................................     10.000     11/01/20        150,823
                                                                               ------------
                                                                                 22,585,023
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          TEXAS  9.6%
$  900    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A...................      6.250%    10/01/08   $    866,565
 3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A...................      6.500     10/01/23      2,749,770
 2,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Prerefunded @
          01/01/02) (Inverse Fltg) (FSA Insd) (i)...     10.264     01/03/22      2,122,500
 1,000    Atlanta, TX Hosp Auth Fac Rev.............      6.700     08/01/19        938,660
 2,035    Atlanta, TX Hosp Auth Fac Rev.............      6.750     08/01/29      1,886,364
 1,000    Austin-Bergstorm Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A....................      6.750     04/01/27        950,340
 1,985    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev..............................      7.600     12/01/17      1,867,528
 1,000    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd)...      6.000     11/15/12      1,140,980
 2,370    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd)...      6.000     11/15/13      2,698,198
   335    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................     *          08/01/02        225,288
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................     *          08/01/11        497,313
   775    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (a).......................................      8.750     08/01/11        559,938
 2,670    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (a).......................................      8.750     08/01/12      1,929,075
 2,970    Dallas, TX Wtrwks & Swr Sys Rev Rfdg......      5.750     10/01/17      3,186,721
 2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
          Oil Proj Ser 84 Rfdg (Variable Rate
          Coupon)...................................      8.920     04/01/04      2,500,700
 6,400    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Ser B....................      6.125     07/15/17      4,921,152
 3,000    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Ser C....................      5.700     07/15/29      2,001,300
 8,880    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd).................      9.156     05/15/14     10,646,321
 3,750    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd).................      9.156     05/15/15      4,450,050
 1,500    Lubbock, TX Hlth Fac Dev Corp Rev First
          Mtg Carillon Proj Ser A...................      6.500     07/01/19      1,399,740
 3,335    Meadow Parc Dev Inc TX Multi-Family Rev
          Hsg Meadow Parc Apts Proj.................      6.500     12/01/30      3,156,011
 2,500    Metro Hlth Fac Dev Corp TX Wilson N Jones
          Mem Hosp Proj.............................      7.250     01/01/31      2,609,125
 3,000    Midlothian, TX Dev Auth Tax...............      6.700     11/15/23      2,858,730
 2,000    Midlothian, TX Dev Auth Tax Increment Ser
          B, 144A (c)...............................      7.875     11/15/26      2,104,060

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          TEXAS (CONTINUED)
$  250    San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Ctr Part...................      8.250%    12/01/19   $    256,090
 2,136    Texas Gen Svcs Comm Part Interests........      7.250     08/01/11      2,177,654
 7,800    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)..      6.900     07/02/24      8,519,628
 2,985    Texas St Higher Ed Coordinating Brd
          College Student Ln Rev (g)................    0/7.850     10/01/25      3,276,963
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd)...................      6.750     01/01/15      2,269,680
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd)...................      6.600     01/01/23      2,260,440
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apts
          Proj......................................      7.500     12/01/29      2,540,475
                                                                               ------------
                                                                                 79,567,359
                                                                               ------------
          UTAH  0.4%
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................      7.800     09/01/15        835,040
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................      8.000     09/01/20        960,321
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................      7.800     09/01/25        803,980
 2,500    Tooele Cnty, UT Pollutn Ctl Rev Laidlaw
          Environmental Ser A Rfdg (a)..............      7.550     07/01/27         31,250
   720    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd)...........................      6.100     07/01/13        771,458
                                                                               ------------
                                                                                  3,402,049
                                                                               ------------
          VERMONT  0.4%
 1,000    Vermont Ed & Hlth Bldgs Fin Agy Rev
          Bennington College Proj...................      6.625     10/01/29      1,011,430
 1,015    Vermont Ed & Hlth Bldgs Fin Agy Rev
          Hlthcare Fac Copley Manor Proj............      6.250     04/01/29        799,170
 1,000    Vermont Ed & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A.............      6.000     12/15/09        989,880
 1,000    Vermont Ed & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A.............      6.125     12/15/14        906,030
                                                                               ------------
                                                                                  3,706,510
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          VIRGINIA  1.1%
$5,000    Alexandria, VA Redev & Hsg Auth 3001 Pk
          Ctr Apts Ser A Rfdg.......................      6.375%    04/01/34   $  4,754,250
 1,000    Greensville Cnty, VA Indl Dev Wheeling
          Steel Proj Ser A..........................      7.000     04/01/14        745,000
 1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A..........................      7.450     01/01/09      1,507,485
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj....................      7.250     11/01/24      1,737,638
                                                                               ------------
                                                                                  8,744,373
                                                                               ------------
          WASHINGTON  2.1%
 6,580    Energy Northwest, WA Elec Rev Proj No 3
          Ser A Rfdg (FSA Insd).....................      5.500     07/01/17      6,931,898
 1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp.......................      7.250     12/01/15      1,018,610
 1,000    Port Seattle, WA Spl Fac Rev Northwest
          Airl Proj.................................      7.125     04/01/20        827,070
 1,000    Port Seattle, WA Spl Fac Rev Northwest
          Airl Proj.................................      7.250     04/01/30        806,860
 3,500    Seattle, WA Muni Lt & Pwr Rev.............      5.625     12/01/18      3,652,565
 3,500    Spokane Cnty, WA Indl Dev Corp Solid Waste
          Disp Rev..................................      7.600     03/01/27      2,655,240
 2,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj................................      6.000     04/01/28      1,816,000
                                                                               ------------
                                                                                 17,708,243
                                                                               ------------
          WISCONSIN  1.3%
   800    Baldwin, WI Hosp Rev Mtg Ser A............      6.125     12/01/18        734,312
 2,590    Baldwin, WI Hosp Rev Mtg Ser A............      6.375     12/01/28      2,408,881
 3,000    Wisconsin St Hlth & Ed Fac Auth Rev
          Milwaukee Catholic Home Inc Proj..........      7.500     07/01/26      3,047,340
 1,000    Wisconsin St Hlth & Ed Fac Auth Rev
          Oakwood Vlg Proj Ser A....................      7.625     08/15/30      1,027,010
 1,115    Wisconsin St Hlth & Ed Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............      5.750     10/01/18        962,769
 2,485    Wisconsin St Hlth & Ed Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............      5.750     10/01/28      2,023,511
   360    Wisconsin St Hlth & Ed Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............      5.900     10/01/28        302,386
                                                                               ------------
                                                                                 10,506,209
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          PUERTO RICO  0.1%
$  824    Centro de Recaudaciones de Ingresos Muni
          Ctf Part PR...............................      6.850%    10/17/03   $    849,471
                                                                               ------------

          U. S. VIRGIN ISLANDS  0.3%
 2,500    Northern Mariana Islands Ser A............      7.375     06/01/30      2,564,250
                                                                               ------------

TOTAL MUNICIPAL BONDS  97.4%................................................    806,785,885

          TAXABLE NOTE  0.2%
$1,720    Divine Family Trust (e)...................      6.000     10/29/04      1,702,800
                                                                               ------------

TOTAL INVESTMENTS  97.6%
  (Cost $852,047,980).......................................................    808,488,685
OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%.................................     19,559,053
                                                                               ------------

NET ASSETS  100.0%..........................................................   $828,047,738
                                                                               ============

 * Zero coupon bond

(a) Non-income producing security.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Interest only strip.

(g) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(h) Interest is accruing at less than the stated coupon.

(i) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(j) This borrower has filed for protection in federal bankruptcy court.

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $852,047,980).......................    $  808,488,685
Cash........................................................         6,454,309
Receivables:
  Interest..................................................        17,553,375
  Investments Sold..........................................         7,268,077
  Fund Shares Sold..........................................           582,309
Other.......................................................           146,440
                                                                --------------
    Total Assets............................................       840,493,195
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         7,355,026
  Fund Shares Repurchased...................................         2,153,195
  Income Distributions......................................         1,630,125
  Distributor and Affiliates................................           554,701
  Investment Advisory Fee...................................           332,657
Accrued Expenses............................................           237,567
Trustees' Deferred Compensation and Retirement Plans........           182,186
                                                                --------------
    Total Liabilities.......................................        12,445,457
                                                                --------------
NET ASSETS..................................................    $  828,047,738
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,004,809,806
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (4,944,373)
Net Unrealized Depreciation.................................       (43,559,295)
Accumulated Net Realized Loss...............................      (128,258,400)
                                                                --------------
NET ASSETS..................................................    $  828,047,738
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $607,069,663 and 45,832,671 shares of
    beneficial interest issued and outstanding).............    $        13.25
    Maximum sales charge (4.75%* of offering price).........               .66
                                                                --------------
    Maximum offering price to public........................    $        13.91
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $176,545,173 and 13,336,907 shares of
    beneficial interest issued and outstanding).............    $        13.24
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $44,432,902 and 3,356,673 shares of
    beneficial interest issued and outstanding).............    $        13.24
                                                                ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $ 57,410,993
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,081,651
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,519,735, $1,952,175 and $463,315,
  respectively).............................................     3,935,225
Shareholder Services........................................       547,192
Legal.......................................................       104,586
Custody.....................................................        67,109
Other.......................................................       500,123
                                                              ------------
    Total Expenses..........................................     9,235,886
    Less Credits Earned on Cash Balances....................        41,798
                                                              ------------
    Net Expenses............................................     9,194,088
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 48,216,905
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(12,592,933)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (52,231,269)
  End of the Period.........................................   (43,559,295)
                                                              ------------
Net Unrealized Appreciation During the Period...............     8,671,974
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (3,920,959)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 44,295,946
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  48,216,905         $   54,741,735
Net Realized Loss..............................     (12,592,933)           (10,432,409)
Net Unrealized Appreciation/Depreciation During
  the Period...................................       8,671,974            (38,266,929)
                                                  -------------         --------------
Change in Net Assets from Operations...........      44,295,946              6,042,397
                                                  -------------         --------------

Distributions from Net Investment Income:
  Class A Shares...............................     (34,466,293)           (38,524,208)
  Class B Shares...............................      (9,491,407)           (12,570,099)
  Class C Shares...............................      (2,275,526)            (2,792,809)
                                                  -------------         --------------
Total Distributions............................     (46,233,226)           (53,887,116)
                                                  -------------         --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      (1,937,280)           (47,844,719)
                                                  -------------         --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................     130,829,675            109,779,988
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      25,205,972             28,158,832
Cost of Shares Repurchased.....................    (218,053,328)          (287,349,348)
                                                  -------------         --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     (62,017,681)          (149,410,528)
                                                  -------------         --------------
TOTAL DECREASE IN NET ASSETS...................     (63,954,961)          (197,255,247)
NET ASSETS:
Beginning of the Period........................     892,002,699          1,089,257,946
                                                  -------------         --------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $4,944,373 and $8,990,901,
  respectively)................................   $ 828,047,738         $  892,002,699
                                                  =============         ==============

See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $13.27   $13.91   $15.08    $14.85     $14.47   $14.98
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .77      .77      .81       .64        .90      .96
  Net Realized and Unrealized
    Gain/Loss.................    (.05)    (.63)   (1.17)      .22        .38     (.51)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................     .72      .14     (.36)      .86       1.28      .45
Less Distributions from and in
  Excess of Net Investment
  Income......................     .74      .78      .81       .63        .90      .96
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $13.25   $13.27   $13.91    $15.08     $14.85   $14.47
                                ======   ======   ======    ======     ======   ======

Total Return (a)..............   5.46%    1.27%   -2.51%     6.00%*     9.05%    3.21%
Net Assets at End of the
  Period (In millions)........  $607.1   $621.5   $745.2    $771.4     $706.3   $671.9
Ratio of Expenses to Average
  Net Assets (b)..............    .87%     .91%     .96%      .92%       .94%     .99%
Ratio of Net Investment Income
  to Average Net Assets (b)...   5.88%    5.91%    5.46%     5.66%      6.09%    6.60%
Portfolio Turnover............     22%      37%      77%       66%*       63%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE
                                                           MONTHS         YEAR ENDED
                               YEAR ENDED SEPTEMBER 30,     ENDED        DECEMBER 31,
CLASS B SHARES                 ------------------------   SEPT. 30,    ----------------
                                2001     2000     1999      1998        1997      1996
                               --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $13.27   $13.90   $15.07    $14.84      $14.47    $14.98
                               ------   ------   ------    ------      ------    ------
  Net Investment Income......     .68      .69      .69       .55         .77       .84
  Net Realized and Unrealized
    Gain/Loss................    (.06)    (.64)   (1.16)      .23         .39      (.50)
                               ------   ------   ------    ------      ------    ------
Total from Investment
  Operations.................     .62      .05     (.47)      .78        1.16       .34
Less Distributions from and
  in Excess of Net Investment
  Income.....................     .65      .68      .70       .55         .79       .85
                               ------   ------   ------    ------      ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $13.24   $13.27   $13.90    $15.07      $14.84    $14.47
                               ======   ======   ======    ======      ======    ======

Total Return (a).............   4.71%     .48%   -3.25%     5.35%*      8.23%     2.40%
Net Assets at End of the
  Period (In millions).......  $176.5   $221.4   $282.5    $279.6      $229.6    $173.8
Ratio of Expenses to Average
  Net Assets (b).............   1.63%    1.67%    1.73%     1.68%       1.71%     1.75%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................   5.12%    5.15%    4.70%     4.90%       5.30%     5.84%
Portfolio Turnover...........     22%      37%      77%       66%*        63%       59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE
                                                           MONTHS         YEAR ENDED
                               YEAR ENDED SEPTEMBER 30,     ENDED        DECEMBER 31,
CLASS C SHARES                 ------------------------   SEPT. 30,    ----------------
                                2001     2000     1999      1998        1997      1996
                               --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $13.27   $13.90   $15.07    $14.84      $14.47    $14.99
                               ------   ------   ------    ------      ------    ------
  Net Investment Income......     .68      .69      .69       .55         .78       .85
  Net Realized and Unrealized
    Gain/Loss................    (.06)    (.64)   (1.16)      .23         .38      (.52)
                               ------   ------   ------    ------      ------    ------
Total from Investment
  Operations.................     .62      .05     (.47)      .78        1.16       .33
Less Distributions from and
  in Excess of Net Investment
  Income.....................     .65      .68      .70       .55         .79       .85
                               ------   ------   ------    ------      ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $13.24   $13.27   $13.90    $15.07      $14.84    $14.47
                               ======   ======   ======    ======      ======    ======

Total Return (a).............   4.71%     .48%   -3.25%     5.35%*      8.23%     2.33%
Net Assets at End of the
  Period (In millions).......  $ 44.4   $ 49.1   $ 61.5    $ 63.2      $ 38.6    $ 18.8
Ratio of Expenses to Average
  Net Assets (b).............   1.62%    1.67%    1.73%     1.68%       1.71%     1.75%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................   5.13%    5.15%    4.69%     4.90%       5.24%     5.84%
Portfolio Turnover...........     22%      37%      77%       66%*        63%       59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will reduce accumulated distributions in excess of net investment income and increase unrealized depreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $628,070.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $111,963,946 which expires between September 30, 2002 and September 30, 2009. Of this amount, $42,452,856 will expire on September 30, 2002. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes, post October losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses related to wash sale transactions.

    At September 30, 2001, for federal income tax purposes, cost of long-term investments is $854,162,726, the aggregate gross unrealized appreciation is $29,720,708 and the aggregate gross unrealized depreciation is $75,394,749, resulting in net unrealized depreciation on long-term investments of $45,674,041.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of interest income and expenses under generally accepted accounting principles and federal income tax

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $50,668 and the proceeds received from the sale of defaulted bonds totaling $1,177,094 were reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income. Additionally, a permanent book and tax basis difference of $835,087 relating to a prior year net operating loss was reclassified from accumulated distributions in excess of net investment income to capital.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $41,798 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $26,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $96,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $450,100. Transfer agency fees are

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $123,351 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

3. CAPITAL TRANSACTIONS

    At September 30, 2001, capital aggregated $745,666,818, $207,533,566 and
$51,609,422 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,256,795    $ 109,062,398
  Class B...............................................    1,168,487       15,421,902
  Class C...............................................      481,594        6,345,375
                                                          -----------    -------------
Total Sales.............................................    9,906,876    $ 130,829,675
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,486,265    $  19,623,608
  Class B...............................................      321,323        4,240,170
  Class C...............................................      101,725        1,342,194
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,909,313    $  25,205,972
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,745,806)   $(142,015,905)
  Class B...............................................   (4,837,775)     (63,800,110)
  Class C...............................................     (927,965)     (12,237,313)
                                                          -----------    -------------
Total Repurchases.......................................  (16,511,546)   $(218,053,328)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $759,608,947, $251,849,650 and
$56,203,977 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    5,738,237    $  77,297,640
  Class B...............................................    1,708,319       23,070,944
  Class C...............................................      696,187        9,411,404
                                                          -----------    -------------
Total Sales.............................................    8,142,743    $ 109,779,988
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,581,326    $  21,157,427
  Class B...............................................      405,084        5,426,298
  Class C...............................................      120,681        1,575,107
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,107,091    $  28,158,832
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,062,902)   $(189,643,694)
  Class B...............................................   (5,747,388)     (77,082,705)
  Class C...............................................   (1,539,604)     (20,622,949)
                                                          -----------    -------------
Total Repurchases.......................................  (21,349,894)   $(287,349,348)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 1,772,787 and 703,436 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                             CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $97,700 and CDSC on redeemed shares of approximately $401,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $183,114,814 and $235,456,462, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines,

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $1,634,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $94,600.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

     Van Kampen Insured Tax Free Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.


     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-9
Investment Restrictions.....................................   B-14
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-16
Trustees and Officers.......................................   B-18
Investment Advisory Agreement...............................   B-26
Other Agreements............................................   B-27
Distribution and Service....................................   B-28
Transfer Agent..............................................   B-31
Portfolio Transactions and Brokerage Allocation.............   B-31
Shareholder Services........................................   B-33
Redemption of Shares........................................   B-35
Contingent Deferred Sales Charge-Class A....................   B-35
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-35
Taxation....................................................   B-37
Fund Performance............................................   B-40
Other Information...........................................   B-43
Description of Securities Ratings...........................   B-44
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-26



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.




                                                          TFIN SAI 1/02

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


     The Fund was originally organized as a Maryland corporation under the name Van Kampen Merritt Insured Tax Free Fund Inc. The Fund was subsequently reorganized as a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Insured Tax Free Income Fund as of February 22, 1998. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.



     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 8,      CLASS     PERCENTAGE
                         OF HOLDER                                2002       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Merrill Lynch Pierce Fenner & Smith Inc. ...................     146,953       B           5.551%
for the Sole Benefit of its Customers
 Attn: Fund Administration 97FW3
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith Inc. ...................      91,950       C           13.94%
for the Sole Benefit of its Customers
 Attn: Fund Administration 97FY1
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................   7,008,884       A          11.679%
 Attn: Mutual Fund Shareholder Accounting                        164,733       B            6.22%
 201 Progress Pkwy                                                47,248       C           7.163%
 Maryland Hts, MO 63043-3009
Dean Witter Reynolds........................................     227,529       B            8.59%
 5 World Trade Ctr Fl. 6
 New York, NY 10048-0205
PFPC Brokerage Services.....................................     159,934       B           6.042%
 FBO Primerica Financial Services
 211 S. Gulph Rd.
 King of Prussia, PA 19406-3101


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Although the Fund invests substantially all of its assets in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

     As described in the Prospectus, the Fund invests substantially all of its assets in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance or Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.


     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                             STRATEGIC TRANSACTIONS


     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contracts, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.



     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



FUTURES CONTRACTS



     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS


     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.


     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.


     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


     1. Purchase any securities (other than tax exempt obligations guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the

SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.


     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.



     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.


     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate, commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate.

     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY


     A S&P Insurer Financial Strength Rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer Financial Strength Ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.



     This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.



     Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.


     Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.


     AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by S&P.


     AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.

     A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

     BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.


     Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) signs following ratings show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.


     Credit Watch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.



     "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs. Ratings with a "pi" subscript are not subject to potential Credit Watch listings and are not modified with "+" or "-" designations.


DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

     It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

     Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.

     Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.

     Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).

     Numeric modifiers are used to refer to the ranking within the group -- with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

                             TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).


                                    TRUSTEES


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds
  1632 Morning Mountain Road                in the Fund Complex. Co-founder, and prior to August
  Raleigh, NC 27614                         1996, Chairman, Chief Executive Officer and President,
  Date of Birth: 07/14/32                   MDT Corporation (now known as Getinge/Castle, Inc., a
  Age: 69                                   subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company, and
  53 Monarch Bay Drive                      Director of Valero Energy Corporation, an independent
  Dana Point, CA 92629                      refining company. Trustee/Director of each of the funds
  Date of Birth: 09/16/38                   in the Fund Complex. Prior to January 1999, Chairman and
  Age: 63                                   Chief Executive Officer of The Allstate Corporation
                                            ("Allstate") and Allstate Insurance Company. Prior to
                                            January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.

Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
  Sears Tower                               search firm. Trustee/Director of each of the funds in the
  233 South Wacker Drive                    Fund Complex. Prior to 1997, Partner, Ray & Berndtson,
  Suite 7000                                Inc., an executive recruiting and management consulting
  Chicago, IL 60606                         firm. Formerly, Executive Vice President of ABN AMRO,
  Date of Birth: 06/03/48                   N.A., a Dutch bank holding company. Prior to 1992,
  Age: 53                                   Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and housing
                                            organization for international graduate students.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
  11 DuPont Circle, N.W.                    United States, an independent U.S. foundation created to
  Washington, D.C. 20016                    deepen understanding, promote collaboration and stimulate
  Date of Birth: 02/29/52                   exchanges of practical experience between Americans and
  Age: 49                                   Europeans. Trustee/Director of each of the funds in the
                                            Fund Complex. Formerly, advisor to the Dennis Trading
                                            Group Inc., a managed futures and option company that
                                            invests money for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.

Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management
  1221 Avenue of the Americas               of Morgan Stanley Investment Management since December
  21st Floor                                1998. President and Director since April 1997 and Chief
  New York, NY 10020                        Executive Officer since June 1998 of Morgan Stanley Dean
  Date of Birth: 08/13/53                   Witter Advisors Inc. and Morgan Stanley Dean Witter
  Age: 48                                   Services Company Inc. Chairman, Chief Executive Officer
                                            and Director of Morgan Stanley Dean Witter Distributors
                                            Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998,
                                            of Morgan Stanley Dean Witter Trust FSB. Director of
                                            various Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter Funds since
                                            May 1999. Trustee/Director of each of the funds in the
                                            Fund Complex. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and Executive
                                            Vice President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the Morgan
                                            Stanley Dean Witter Funds May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover & Co.
                                            prior to May 1997.

Jack E. Nelson............................  President and owner, Nelson Investment Planning Services,
  423 Country Club Drive                    Inc., a financial planning company and registered
  Winter Park, FL 32789                     investment adviser in the State of Florida. President and
  Date of Birth: 02/13/36                   owner, Nelson Ivest Brokerage Services Inc., a member of
  Age: 65                                   the National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer, Director
  1 Parkview Plaza                          and Managing Director of Van Kampen Investments.
  P.O. Box 5555                             Chairman, Director and Chief Executive Officer of the
  Oakbrook Terrace, IL 60181-5555           Advisers, the Distributor and Van Kampen Advisors Inc.
  Date of Birth: 02/02/46                   since 1998. Managing Director of the Advisers, the
  Age: 55                                   Distributor and Van Kampen Advisors Inc. since July 2001.
                                            Director and officer of certain other subsidiaries of Van
                                            Kampen Investments. Chief Sales and Marketing Officer of
                                            Morgan Stanley Dean Witter Asset Management Inc.
                                            Trustee/Director and President of each of the funds in
                                            the Fund Complex. Trustee, President and Chairman of the
                                            Board of other investment companies advised by the
                                            Advisers and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to May 1998,
                                            Executive Vice President and Director of Marketing at
                                            Morgan Stanley Dean Witter and Director of Dean Witter
                                            Discover & Co. and Dean Witter Realty. Prior to 1996,
                                            Director of Dean Witter Reynolds Inc.

Phillip B. Rooney.........................  President of ServiceMaster Management Services, a network
  One ServiceMaster Way                     of quality service companies, since January 2001.
  Downers Grove, IL 60515                   Director of Illinois Tool Works, Inc., a manufacturing
  Date of Birth: 07/08/44                   company, since 1990. Trustee of the University of Notre
  Age: 57                                   Dame since 1993. Trustee/Director of each of the funds in
                                            the Fund Complex. Prior to 2001, Director of the Urban
                                            Shopping Centers Inc., a retail management company. Vice
                                            Chairman from April 1997 to April 2000 and Director from
                                            1994 to 2000 of The ServiceMaster Company, a business and
                                            consumer services Company. Prior to 1998, Director of
                                            Stone Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste Management
                                            Inc., an environmental services company, from June 1996
                                            through February 1997, and from November 1984 through
                                            June 1996 Mr. Rooney was President and Chief Operating
                                            Officer of Waste Management Inc.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
  333 West Wacker Drive                     & Flom (Illinois), legal counsel to the funds in the Fund
  Chicago, IL 60606                         Complex and other investment companies advised by the
  Date of Birth: 08/22/39                   Advisers. Trustee/Director of each of the funds in the
  Age: 62                                   Fund Complex, and Trustee/Managing General Partner of
                                            other investment companies advised by the Advisers.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
  2101 Constitution Ave., N.W.              Sciences/National Research Council, an independent,
  Room 206                                  federally chartered policy institution, since 1993.
  Washington, D.C. 20418                    Director of Neurogen Corporation, a pharmaceutical
  Date of Birth: 12/27/41                   company, since January 1998. Director of the German
  Age: 60                                   Marshall Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the Council for
                                            Excellence in Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy of
                                            Sciences/National Research Council. From 1980 through
                                            1989, Partner of Coopers & Lybrand.


------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.



      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van
  Date of Birth: 11/16/40              Kampen Investments, and Managing Director, President and
  Executive Vice President and Chief   Chief Operating Officer of the Advisers and Van Kampen
  Investment Officer                   Advisors Inc. Executive Vice President and Chief
  Age: 61                              Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
A. Thomas Smith III..................  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 12/14/56              Director of the Advisers, Van Kampen Advisors Inc., the
  Vice President and Secretary         Distributor, Investor Services and certain other
  Age: 45                              subsidiaries of Van Kampen Investments. Managing Director
                                       and General Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and Secretary of
                                       each of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, the Distributor,
                                       Investor Services, and certain other subsidiaries of Van
                                       Kampen Investments. Prior to December 2000, Executive Vice
                                       President, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to January
                                       1989, Staff Attorney at the Securities and Exchange
                                       Commission, Division of Investment Management, Office of
                                       Chief Counsel.
Michael H. Santo.....................  Managing Director, Chief Operations Officer and Director
  Date of Birth: 10/22/55              of Van Kampen Investments, Managing Director, Chief
  Vice President                       Executive Officer and Director of Investor Services,
  Age: 46                              Managing Director, Chief Operations and Technology Officer
                                       and Director of the Advisers, the Distributor and Van
                                       Kampen Advisors Inc. and serves as a Director or Officer
                                       of certain other subsidiaries of Van Kampen Investments.
                                       Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers and their affiliates. Prior to December 2000,
                                       Executive Vice President, Chief Administrative Officer and
                                       Director of Van Kampen Investments, the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Investor
                                       Services. Prior to 1998, Senior Vice President and Senior
                                       Planning Officer for Individual Asset Management of Morgan
                                       Stanley Dean Witter and its predecessor since 1994.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
John R. Reynoldson...................  Executive Director of the Advisers and Van Kampen Advisors
  Date of Birth: 05/15/53              Inc. Vice President of each of the funds in the Fund
  Vice President                       Complex. Prior to July 2001, Principal and Co-head of the
  Age: 48                              Fixed Income Department of the Advisers and Van Kampen
                                       Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.
John L. Sullivan.....................  Executive Director of Van Kampen Investments, the Advisers
  Date of Birth: 08/20/55              and Van Kampen Advisors Inc. Vice President, Chief
  Vice President, Chief Financial      Financial Officer and Treasurer of each of the funds in
  Officer and Treasurer                the Fund Complex and certain other investment companies
  Age: 46                              advised by the Advisers or their affiliates.
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 11/25/57              and Managing Director, President and Director of the
  Vice President                       Distributor. Vice President of each of the funds in the
  Age: 44                              Fund Complex. Prior to December 2000, President of Van
                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/ director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                                           PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                 AGGREGATE             RETIREMENT BENEFITS      ANNUAL BENEFITS FROM       BEFORE DEFERRAL
                                COMPENSATION           ACCRUED AS PART OF         THE FUND COMPLEX            FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      --------------------       ---------------
J. Miles Branagan                 $11,519                    $55,340                   $60,000                $124,400
Jerry D. Choate                    10,119                     19,952                    60,000                 112,000
Linda Hutton Heagy                 10,119                      5,454                    60,000                 112,000
R. Craig Kennedy                   11,519                      3,654                    60,000                 124,400
Jack E. Nelson                     11,519                     27,520                    60,000                 124,400
Phillip B. Rooney                  11,519                      9,056                    60,000                 124,400
Wayne W. Whalen                    11,519                     18,424                    60,000                 124,400
Suzanne H. Woolsey                 11,519                     12,355                    60,000                 124,400


---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2001. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.


                                                                         TABLE A


           2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,338    $ 2,138   $ 2,138   $ 1,754   $ 2,338   $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund......   9/30       2,036      1,836     1,836     1,527     2,036     2,036     2,036     2,036
  California Insured Tax Free Fund.....   9/30       1,404      1,204     1,204     1,053     1,404     1,404     1,404     1,404
  Municipal Income Fund................   9/30       1,958      1,758     1,758     1,469     1,958     1,958     1,958     1,958
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,244      1,044     1,044       933     1,244     1,244     1,244     1,244
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,069     1,069       952     1,269     1,269     1,269     1,269
  New York Tax Free Income Fund........   9/30       1,270      1,070     1,070       953     1,270     1,270     1,270     1,270
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,519    $10,119   $10,119   $11,519   $11,519   $11,519   $11,519   $11,519
                                                   =======    =======   =======   =======   =======   =======   =======   =======


                                                                         TABLE B


      2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,338    $ 2,138   $ 2,138   $1,754    $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund................   9/30       2,036      1,836     1,836    1,527      2,036     2,036     2,036
  California Insured Tax Free Fund...............   9/30       1,404      1,204     1,204    1,053      1,404     1,404     1,404
  Municipal Income Fund..........................   9/30       1,958      1,758     1,758    1,469      1,958     1,958     1,958
  Intermediate Term Municipal Income Fund........   9/30       1,244      1,044     1,044      933      1,244     1,244     1,244
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,069     1,069      952      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,270      1,070     1,070      953      1,270     1,270     1,270
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,519    $10,119   $10,119   $8,641    $11,519   $11,519   $11,519
                                                             =======    =======   =======   ======    =======   =======   =======

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                TRUSTEES
                                       FISCAL    ----------------------------------------------------------------------
              FUND NAME               YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    ROONEY     WHALEN
              ---------               --------   --------   ------     -----    -------    ------    ------     ------
  Insured Tax Free Income Fund.......   9/30     $16,605    $ 3,832   $ 9,048   $16,559   $ 30,739   $10,489   $ 19,248
  Strategic Municipal Income Fund....   9/30      15,315      3,437     8,373    15,981     29,586     9,405     18,331
  California Insured Tax Free Fund...   9/30      11,373      2,176     6,405    14,309     26,188     6,160     15,607
  Municipal Income Fund..............   9/30      15,955      3,220     8,908    19,524     35,904     9,318     21,638
  Intermediate Term Municipal Income
    Fund.............................   9/30      10,623      1,901     6,016    13,981     25,545     5,543     15,081
  Florida Insured Tax Free Income
    Fund.............................   9/30      10,719      1,943     6,067     9,434     19,452     5,621     12,437
  New York Tax Free Income Fund......   9/30       6,890      1,941     3,075     5,508     10,091     4,852      6,704
                                                 -------    -------   -------   -------   --------   -------   --------
      Trust Total....................            $87,480    $18,450   $47,892   $95,296   $177,505   $51,388   $109,046
                                                 =======    =======   =======   =======   ========   =======   ========

                                                  FORMER TRUSTEES
                                       -------------------------------------
              FUND NAME                MILLER     REES    ROBINSON    SISTO
              ---------                ------     ----    --------    -----
  Insured Tax Free Income Fund.......  $ 6,781   $    0   $19,409    $10,915
  Strategic Municipal Income Fund....    6,781        0    10,409      7,703
  California Insured Tax Free Fund...    6,781        0    10,409      5,486
  Municipal Income Fund..............    9,161    6,366    13,599     18,001
  Intermediate Term Municipal Income
    Fund.............................    6,781        0    10,409      5,085
  Florida Insured Tax Free Income
    Fund.............................    4,306        0     7,471      5,133
  New York Tax Free Income Fund......    1,734        0     2,910      3,440
                                       -------   ------   -------    -------
      Trust Total....................  $42,325   $6,366   $65,616    $55,763
                                       =======   ======   =======    =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Strategic Municipal Income Fund.......................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999



     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended September 30, 2001, 2000 and 1999, the Adviser received approximately $5,919,500, $5,894,000 and $6,729,700, respectively, in advisory fees from the Fund.


                                OTHER AGREEMENTS


     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received approximately $96,900, $71,800 and $310,000, respectively, in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal years ended September 30, 2001, 2000 and 1999, Van Kampen Investments received approximately $59,000, $27,600 and $26,600, respectively, in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2001........................    $963,249        $90,681
Fiscal year ended September 30, 2000........................    $485,585        $53,655
Fiscal year ended September 30, 1999........................    $876,462        $95,359


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             --------------------------------------------
                                                                                            REALLOWED TO
                                                                               AS % OF       DEALERS AS
                                                                AS % OF       NET AMOUNT       A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED    OFFERING PRICE
                    ------------------                       --------------   ----------   --------------
Less than $100,000.........................................      4.75%          4.99%          4.25%
$100,000 but less than $250,000............................      3.75%          3.90%          3.25%
$250,000 but less than $500,000............................      2.75%          2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%          2.04%          1.75%
$1,000,000 or more.........................................          *              *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.


     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2001, there were $558,074 and $38,325 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.14% and .34% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $2,676,195 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $448,143 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $336,846 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $111,297 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the

Fund's aggregate expenses paid under the Plans for Class C Shares were $73,844 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $34,075 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $39,769 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:



                                                                          AFFILIATED BROKERS
                                                                        ----------------------
                                                                           MORGAN        DEAN
                                                              BROKERS   STANLEY & CO.   WITTER
                                                              -------   -------------   ------
Commission paid:
  Fiscal year ended September 30, 2001......................  $     0        $0           $0
  Fiscal year ended September 30, 2000......................  $26,912        $0           $0
  Fiscal year ended September 30, 1999......................  $93,664        $0           $0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total commissions...........                  0%           0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%           0%

     During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800)421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when: (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.


        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES


     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended

(the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest changes) before requalifying as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.


     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.


     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.



     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.



     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.



     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.


     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 5.04%; (ii) the five-year period ended September 30, 2001 was 4.69% and (iii) the ten-year period ended September 30, 2001 was 5.91%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 4.33%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 4.31%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 2001 was 7.08%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 265.61%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 283.77%.


CLASS B SHARES


     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 5.42%; (ii) the five-year period ended September 30, 2001 was 4.65% and (iii) the approximately eight-year, five-month period from May 3, 1993 (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 4.76%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 3.76%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 3.79%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 2001 was 6.22%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 47.92%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 47.92%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 8.42%; (ii) the five-year period ended September 30, 2001 was 4.89% and (iii) the approximately eight-year, one-month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 4.40%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2001 was 3.78%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 3.80%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 2001 was 6.24%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 41.90%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 41.90%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



     KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

     2. Nature of and provisions of the obligation:

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



MUNICIPAL NOTES


     A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.


COMMERCIAL PAPER


     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


TAX-EXEMPT DUAL RATINGS


     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

     2) Notes allowing for negative coupons, or negative principal.

     3) Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


SHORT-TERM EXEMPT NOTES


     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


TAX-EXEMPT COMMERCIAL PAPER



     Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.


     Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



     Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Issuers rated Not Prime do not fall within any of the prime rating categories.


     In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Insured Tax Free Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Chicago, Illinois
November 6, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENT

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                COUPON     MATURITY       VALUE
            MUNICIPAL BONDS  95.5%
            ALABAMA  4.1%
$  2,250    Alabama St Brd Ed Rev Shelton St Cmnty
            College (Prerefunded @ 10/01/04) (MBIA
            Insd)....................................    6.000%   10/01/14   $    2,502,922
   2,010    Alabama St Brd Ed Rev Shelton St Cmnty
            College Rfdg (AMBAC Insd)................    5.500    10/01/10        2,228,949
   1,255    Alabama St Brd Ed Rev Shelton St Cmnty
            College Rfdg (AMBAC Insd)................    5.375    10/01/14        1,343,226
   1,525    Alabama Wtr Pollutn Ctl Auth (AMBAC
            Insd)....................................    5.500    08/15/13        1,658,209
   1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
            Ln Ser A (AMBAC Insd)....................    6.750    08/15/17        2,176,443
  23,250    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
            (FGIC Insd)..............................    5.375    02/01/36       23,565,270
     830    Mobile, AL Wts (AMBAC Insd)..............    4.750    02/15/13          854,626
     115    Mobile, AL Wts (AMBAC Insd)..............    4.750    02/15/14          116,969
   1,330    Mobile, AL Wts (AMBAC Insd)..............    5.000    02/15/15        1,371,296
   3,995    Mobile, AL Wts Rfdg (AMBAC Insd) (a).....    5.250    08/15/09        4,197,307
   5,500    Morgan Cnty Decatur, AL Hlthcare Auth
            Hosp Rev Decatur Gen Hosp Rfdg (Connie
            Lee Insd)................................    6.250    03/01/13        5,993,515
   2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
            (FSA Insd)...............................    6.500    04/01/16        2,637,744
                                                                             --------------
                                                                                 48,646,476
                                                                             --------------
            ALASKA  1.1%
   2,900    Alaska St Hsg Fin Corp Gen Mtg Ser A
            (MBIA Insd)..............................    6.000    06/01/49        2,978,387
   4,130    Anchorage, AK Ser A (FGIC Insd)..........    5.500    06/01/17        4,352,979
   3,000    Anchorage, AK Ser A (FGIC Insd)..........    5.000    06/01/20        2,965,710
   1,390    Anchorage, AK Ser A (FGIC Insd)..........    5.000    06/01/21        1,365,147
   1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC
            Insd)....................................    6.000    09/01/19        1,553,720
                                                                             --------------
                                                                                 13,215,943
                                                                             --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            ARIZONA  2.1%
$ 11,000    Arizona St Ctfs Partn Ser B Rfdg (AMBAC
            Insd)....................................    6.250%   09/01/10   $   11,576,620
   3,175    Phoenix, AZ Civic Impt Corp Jr Lien Rfdg
            (FGIC Insd)..............................    5.250    07/01/18        3,358,674
   1,670    Pima Cnty, AZ Indl Dev Auth Indl Rev
            Lease Oblig Irvington Proj Tucson Elec
            Pwr Co Ser A Rfdg (FSA Insd).............    7.250    07/15/10        1,739,656
   1,170    Pima Cnty, AZ Uni Sch Dist Sch Impt Proj
            of 1999 Ser B (FSA Insd).................    4.250    07/01/11        1,179,711
   3,525    Pinal Cnty, AZ Ctfs Partn (AMBAC Insd)...    5.125    06/01/21        3,545,198
   1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
            Mem Hosp Ser A Rfdg (AMBAC Insd).........    6.000    09/01/12        2,077,050
   1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
            Mem Hosp Ser A Rfdg (AMBAC Insd).........    6.125    09/01/17        1,906,537
                                                                             --------------
                                                                                 25,383,446
                                                                             --------------
            ARKANSAS  0.7%
   7,690    Little Rock, AR Sch Dist Ser B Rfdg (FSA
            Insd)....................................    5.500    02/01/25        7,983,604
                                                                             --------------

            CALIFORNIA  4.6%
   2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
            Redev Agy Pool Rev Ser A (FSA Insd)......    6.000    12/15/14        3,138,175
   5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
            Ser A (MBIA Insd)........................    5.650    06/01/15        5,274,250
   3,000    Chino, CA Ctfs Partn Redev Agy (MBIA
            Insd)....................................    6.200    09/01/18        3,154,650
     425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
            Insd)....................................    6.700    08/01/21          522,571
     265    Golden West Sch Fin Auth CA Rev Ser A
            Rfdg (MBIA Insd).........................    5.750    08/01/19          299,198
   6,500    Grossmont, CA Union High Sch Dist Ctfs
            Partn Cap Apprec (MBIA Insd).............     *       11/15/21        1,736,670
   3,500    Los Angeles Cnty, CA Cap Asset Lease Corp
            Leasehold Rev Rfdg (AMBAC Insd)..........    6.000    12/01/16        3,700,760
   5,420    Manteca, CA Redev Agy Tax Alloc Redev
            Proj No 1 Ser A Rfdg (MBIA Insd).........    6.700    10/01/21        5,743,249
  13,610    Norco, CA Redev Agy Tax Alloc Norco Redev
            Proj Area No 1 Rfdg (MBIA Insd)..........    6.250    03/01/19       14,084,036

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            CALIFORNIA (CONTINUED)
$ 13,800    San Bernardino Cnty, CA Ctfs Partn Ser B
            (Embedded Swap) (MBIA Insd)..............    8.470%   07/01/16   $   14,216,346
   2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
            Rev Cmnty Fac Rfdg (FSA Insd)............    6.500    09/01/14        2,286,880
                                                                             --------------
                                                                                 54,156,785
                                                                             --------------
            COLORADO  1.8%
  12,100    Denver, CO City & Cnty Arpt Rev Ser A
            (MBIA Insd)..............................    5.700    11/15/25       12,544,917
   3,955    Denver, CO City & Cnty Ctfs Partn Ser B
            (AMBAC Insd).............................    5.200    12/01/14        4,181,107
       5    Jefferson Cnty, CO Single Family Mtg Rev
            Ser A Rfdg (MBIA Insd)...................    8.875    10/01/13            5,155
   2,050    Thornton, CO Cap Apprec Rfdg (FGIC
            Insd)....................................     *       12/01/11        1,311,282
     680    Thornton, CO Sales & Use Tax Open Space &
            Parks (FSA Insd).........................    5.000    09/01/18          685,535
   2,000    Westminster, CO Wtr & Wastewtr Util
            Enterprise Rev (AMBAC Insd)..............    6.250    12/01/14        2,181,080
                                                                             --------------
                                                                                 20,909,076
                                                                             --------------
            FLORIDA  7.3%
   3,000    Alachua Cnty, FL Sch Brd Ctfs (AMBAC
            Insd)....................................    5.000    07/01/19        3,010,920
   5,000    Broward Cnty, FL Sch Brd Ctfs Ser A (FSA
            Insd)....................................    5.000    07/01/20        4,990,550
   5,000    Broward Cnty, FL Sch Brd Ctfs Ser A (FSA
            Insd)....................................    5.000    07/01/21        4,971,700
   1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd)..............................    8.000    10/01/06        1,542,023
   1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd)..............................    8.000    10/01/07        1,695,499
   2,095    Dade Cnty, FL Util Pub Impt Rfdg (FGIC
            Insd) (b)................................   12.000    10/01/04        2,638,003
   4,165    Florida St Brd Ed Cap Outlay Pub Ed Ser B
            Rfdg (MBIA Insd).........................    4.500    06/01/24        3,776,530
   5,780    Florida St Brd of Ed Lottery Rev Ser C
            (FGIC Insd)..............................    5.000    07/01/11        6,152,637
   1,340    Gulf Breeze, FL Rev Venice Loc Govt
            Ln-E-Tender (FGIC Insd)..................    5.150    12/01/20        1,389,392
   7,750    Jacksonville, FL Trans Rev (MBIA Insd)...    5.000    10/01/26        7,657,310

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            FLORIDA (CONTINUED)
$  1,000    Key West, FL Util Brd Elec Rev Cap Apprec
            Ser D (Escrowed to Maturity) (AMBAC
            Insd)....................................     *       10/01/13   $      578,850
   1,550    Lakeland, FL Energy Sys Rev (MBIA
            Insd)....................................    5.000%   10/01/17        1,570,103
   2,000    Lakeland, FL Energy Sys Rev (MBIA
            Insd)....................................    5.000    10/01/18        2,016,460
   2,000    Miami-Dade Cnty, FL Expwy Auth Rfdg (FGIC
            Insd)....................................    5.000    07/01/21        1,993,620
   4,000    Miami-Dade Cnty, FL Expwy Auth Rfdg (FGIC
            Insd)....................................    5.125    07/01/25        4,019,400
   4,285    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
            Insd)....................................    5.000    05/01/18        4,328,707
   6,000    Orange Cnty, FL Hlth Fac Auth Rev
            (Inverse Fltg) (Prerefunded @ 11/23/01)
            (MBIA Insd)..............................   10.236    10/29/21        6,285,000
   3,725    Santa Rosa Bay Brdg Auth FL Rev Cap
            Apprec (MBIA Insd).......................     *       07/01/18        1,538,946
     680    Sunrise, FL Spl Tax Dist No 1 Rfdg (FSA
            Insd)....................................    4.875    10/01/18          678,436
  10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
            Mem Regl Med Ser A Rfdg (MBIA Insd)
            (b)......................................    6.625    12/01/13       11,273,100
  10,320    Tampa Bay Wtr FL Util Sys Rev Impt Ser A
            Rfdg & Impt (FGIC Insd)..................    5.000    10/01/17       10,470,156
   1,000    Village Ctr Cmnty Dev Dist FL Rectl Rev
            Ser A (MBIA Insd)........................    5.200    11/01/25        1,011,130
   2,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
            Embry Riddle Ser B Rfdg (AMBAC Insd).....    5.250    10/15/19        2,803,211
                                                                             --------------
                                                                                 86,391,683
                                                                             --------------
            GEORGIA  2.8%
   4,150    Georgia Muni Elec Auth Pwr Rev Cap Apprec
            Gen Ser B (BIGI Insd)....................     *       01/01/08        3,223,097
  14,690    Georgia Muni Elec Auth Pwr Rev Ser Y
            (AMBAC Insd).............................    6.400    01/01/13       17,374,451
   9,590    Georgia Muni Elec Auth Pwr Rev Ser Y
            (MBIA Insd)..............................    6.500    01/01/17       11,459,858
     860    Georgia Muni Elec Auth Pwr Rev Ser Y
            (Escrowed to Maturity) (AMBAC Insd)......    6.400    01/01/13        1,019,349
     410    Georgia Muni Elec Auth Pwr Rev Ser Y
            (Escrowed to Maturity) (MBIA Insd).......    6.500    01/01/17          491,438
                                                                             --------------
                                                                                 33,568,193
                                                                             --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            HAWAII  1.6%
$ 12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA
            Insd)....................................    6.400%   07/01/08   $   13,761,902
   5,000    Hawaii St Ser CV (FGIC Insd).............    5.125    08/01/17        5,100,800
                                                                             --------------
                                                                                 18,862,702
                                                                             --------------
            IDAHO  0.4%
   4,740    Canyon Cnty, ID Sch Dist No 131 (FGIC
            Insd)....................................    5.375    07/30/17        4,983,683
                                                                             --------------

            ILLINOIS  19.3%
   2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
            (MBIA Insd)..............................     *       01/01/19          893,531
   2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
            (MBIA Insd)..............................     *       01/01/20          984,387
   1,695    Champaign Cnty, IL Cmnty Unit Sch Dist No
            116 Urbana Ser C (FGIC Insd).............     *       01/01/15          836,313
   2,845    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform B 1 (FGIC Insd)...................     *       12/01/19        1,092,878
  10,000    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform B 1 (FGIC Insd)...................     *       12/01/27        2,406,200
   6,225    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/15        3,091,148
   1,500    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/19          576,510
   1,020    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/25          274,757
   8,000    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/29        1,725,040
   3,250    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/30          661,765
   5,000    Chicago, IL Cap Apprec City Colleges
            (FGIC Insd)..............................     *       01/01/27        1,269,950
   2,000    Chicago, IL Lakefront Millenium Pkg Fac
            (MBIA Insd) (c)..........................  0/5.700    01/01/25        1,662,120
   2,000    Chicago, IL Lakefront Millenium Pkg Fac
            (MBIA Insd) (c)..........................  0/5.750    01/01/29        1,649,260
   9,000    Chicago, IL Neighborhoods Alive 21 Pgm
            (FGIC Insd)..............................    5.000    01/01/41        8,590,860
   5,000    Chicago, IL O'Hare Intl Arpt 2nd Lien
            Passenger Fac D (AMBAC Insd).............    5.000    01/01/26        4,819,250
   8,975    Chicago, IL Park Dist Ser B (FGIC
            Insd)....................................    4.750    01/01/26        8,322,069
   1,500    Chicago, IL Proj Rfdg (MBIA Insd)........    5.500    01/01/15        1,602,345
  10,000    Chicago, IL Proj Ser A Rfdg (FGIC
            Insd)....................................    5.375    01/01/34       10,152,300

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            ILLINOIS (CONTINUED)
$  5,000    Chicago, IL Proj Ser A Rfdg (MBIA
            Insd)....................................    5.500%   01/01/38   $    5,155,750
   2,720    Chicago, IL Pub Bldg Comm Bldg Rev
            Chicago Transit Auth (Prerefunded @
            01/01/05) (AMBAC Insd)...................    6.600    01/01/15        2,992,762
   5,000    Chicago, IL Sales Tax Rev (FGIC Insd)....    5.375    01/01/30        5,059,400
   2,055    Chicago, IL Spl Transn Rev (AMBAC
            Insd)....................................    5.000    01/01/21        2,016,243
   3,000    Chicago, IL Spl Transn Rev (AMBAC
            Insd)....................................    5.000    01/01/22        2,938,020
   3,270    Chicago, IL Wtr Rev Cap Apprec (FGIC
            Insd)....................................     *       11/01/10        2,205,321
   6,000    Chicago, IL Wtr Rev Rfdg (FGIC Insd).....    5.250    11/01/27        6,015,780
   4,210    Cook Cnty, IL Cmnty College Dist No 122
            Cap Apprec (FGIC Insd)...................     *       12/01/19        1,609,778
   5,550    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/03        5,974,519
   8,460    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/04        9,523,760
   2,460    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/05        2,875,986
   3,500    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/07        4,325,370
   2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
            Palatine Cap Apprec (FSA Insd)...........     *       12/01/10        1,380,919
   1,505    Cook Cnty, IL Sch Dist No 100 Berwyn
            South (FSA Insd).........................    8.200    12/01/14        2,047,447
   1,775    Cook Cnty, IL Sch Dist No 100 Berwyn
            South (FSA Insd).........................    8.100    12/01/16        2,420,851
   2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec
            (FGIC Insd)..............................     *       12/01/17        1,131,925
   2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec
            (FGIC Insd)..............................     *       12/01/18        1,221,631
   4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec
            (FGIC Insd)..............................     *       12/01/20        1,455,165
   3,000    Cook Cnty, IL Ser A Rfdg (FGIC Insd).....    5.000    11/15/18        3,003,090
   4,000    Cook Cnty, IL Ser A Rfdg (FGIC Insd).....    5.000    11/15/22        3,910,440
  10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
            Comwlth Edison Co Proj Ser D Rfdg (AMBAC
            Insd)....................................    6.750    03/01/15       11,278,400
  35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
            Pwr Co Proj Ser A First Mtg Rfdg (MBIA
            Insd)....................................    7.400    12/01/24       40,063,800

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            ILLINOIS (CONTINUED)
$  2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
            Rockford Sch 205 (FSA Insd)..............    6.650%   02/01/11   $    2,367,620
   5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
            Rockford Sch 205 Rfdg (FSA Insd).........    6.650    02/01/12        5,695,586
   2,000    Illinois Ed Fac Auth Rev DePaul Univ
            (AMBAC Insd).............................    5.625    10/01/14        2,173,100
     649    Illinois Hlth Fac Auth Rev Cmnty Prov
            Pooled Pgm Ser B (MBIA Insd).............    7.900    08/15/03          651,888
   3,400    Illinois Hlth Fac Auth Rev Rush
            Presbyterian Saint Luke Hosp (Inverse
            Fltg) (Prerefunded @ 11/01/01) (MBIA
            Insd)....................................   10.984    10/01/24        3,536,000
   4,000    Illinois Muni Elec Agy Pwr Supply Sys Rev
            Rfdg (FSA Insd)..........................    5.000    02/01/21        3,900,480
   3,050    Illinois St (FGIC Insd)..................    5.125    12/01/15        3,122,834
   3,500    Illinois St (FGIC Insd)..................    5.125    12/01/17        3,546,130
   2,700    Lake Cnty, IL Cmnty Cons Sch Dist No 50
            Woodland Cap Apprec Ser B (FGIC Insd)....     *       12/01/13        1,524,555
   1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
            Woodland Cap Apprec Ser B (FGIC Insd)....     *       12/01/14          635,784
   2,500    Lake Cnty, IL Cmnty Cons Sch Dist No 50
            Woodland Ser A (FGIC Insd)...............    6.000    12/01/20        2,693,450
   3,940    Lake Cnty, IL Cmnty High Sch Dist No 117
            Antioch Cap Apprec Ser B (FGIC Insd).....     *       12/01/10        2,647,601
   6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
            Waukegan Cap Apprec Ser A (FSA Insd).....     *       12/01/17        2,964,378
   3,175    Lake Cnty, IL Cmnty Unit Sch Dist No 95
            Lake Zurich Cap Apprec (FGIC Insd).......     *       12/01/15        1,576,610
   3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
            Dist No 158 Cap Apprec (FGIC Insd).......     *       01/01/17        1,372,740
   4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
            Dist No 158 Cap Apprec (FGIC Insd).......     *       01/01/18        1,719,720
   1,735    McHenry Cnty, IL Cmnty High Sch Dist No
            154 Cap Apprec (FGIC Insd)...............     *       01/01/15          892,172
   2,080    McHenry Cnty, IL Cmnty High Sch Dist No
            154 Cap Apprec (FGIC Insd)...............     *       01/01/16        1,003,184
   1,000    McHenry Cnty, IL Consv Dist Ser A (FGIC
            Insd)....................................    5.500    02/01/16        1,056,370
   1,330    McHenry Cnty, IL Consv Dist Ser A (FGIC
            Insd)....................................    5.500    02/01/17        1,394,744
   3,000    Northern IL Univ Rev Aux Fac Sys (FGIC
            Insd)....................................    5.000    04/01/29        2,906,310

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            ILLINOIS (CONTINUED)
$  2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
            Ser A (MBIA Insd)........................     *       04/01/20   $      748,680
   2,500    Southern IL Univ Rev Cap Apprec Hsg & Aux
            Ser A (MBIA Insd)........................     *       04/01/23          781,525
   2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
            Ser A (MBIA Insd)........................     *       04/01/26          527,820
     225    University of IL Ctfs Partn UI Integrate
            Proj (AMBAC Insd)........................    4.375%   10/01/11          226,044
   4,000    Will & Kendall Cntys, IL Cmnty (FSA
            Insd)....................................    5.000    01/01/16        4,052,600
   4,000    Will & Kendall Cntys, IL Cmnty (FSA
            Insd)....................................    5.000    01/01/17        4,023,640
   1,495    Will Cnty, IL Sch Dist No 017 (AMBAC
            Insd)....................................    5.000    12/01/16        1,512,148
   1,575    Will Cnty, IL Sch Dist No 017 (AMBAC
            Insd)....................................    5.000    12/01/17        1,581,757
                                                                             --------------
                                                                                230,052,510
                                                                             --------------
            INDIANA  3.2%
   1,785    Center Grove, IN 2000 Bldg First Mtg
            (AMBAC Insd).............................    5.500    07/15/17        1,866,699
   1,885    Center Grove, IN 2000 Bldg First Mtg
            (AMBAC Insd).............................    5.500    07/15/18        1,960,852
   2,550    East Chicago, IN Multi Sch Bldg Corp
            First Mtg Rfdg (AMBAC Insd)..............    5.500    07/15/14        2,709,630
   1,855    Hamilton Southeastern, IN Cons First Mtg
            (FSA Insd)...............................    5.500    07/15/16        1,962,089
   1,075    Hamilton Southeastern, IN Cons First Mtg
            (FSA Insd)...............................    5.500    01/15/19        1,115,721
   1,395    Indiana Bd Bk Com Sch Fd Adv Pur Fdg
            (AMBAC Insd).............................    5.000    02/01/19        1,382,933
   1,855    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
            Maturity) (AMBAC Insd)...................    9.750    08/01/09        2,335,649
   5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
            Hosp Proj Rfdg & Impt (MBIA Insd)........    6.400    05/01/12        5,197,500
   3,835    Indiana Tran Fin Auth Hwy Rev Ser A (MBIA
            Insd)....................................    5.250    12/01/13        4,057,890
   2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA
            Insd)....................................    5.750    08/01/11        2,593,484
   1,605    Mount Vernon of Hancock Cnty First Mtg
            Ser B (AMBAC Insd).......................    5.500    07/15/16        1,697,657

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            INDIANA (CONTINUED)
$  1,695    Mount Vernon of Hancock Cnty First Mtg
            Ser B (AMBAC Insd).......................    5.500%   07/15/17   $    1,779,309
   1,590    Shelbyville, IN Elem Sch Bldg First Mtg
            Rfdg (FSA Insd)..........................    5.000    07/05/17        1,597,807
   1,790    Shelbyville, IN Elem Sch Bldg First Mtg
            Rfdg (FSA Insd)..........................    5.000    07/05/18        1,786,850
   1,415    Shelbyville, IN Elem Sch Bldg First Mtg
            Rfdg (FSA Insd)..........................    5.000    07/05/19        1,399,293
   1,370    St. Joseph Cnty, IN Redev Dist (FGIC
            Insd)....................................    5.000    01/15/16        1,384,960
   1,405    St. Joseph Cnty, IN Redev Dist (FGIC
            Insd)....................................    5.000    07/15/16        1,420,343
   2,200    Western Sch Bldg Corp Ind First Mtg Rfdg
            (MBIA Insd)..............................    5.000    01/15/16        2,226,268
                                                                             --------------
                                                                                 38,474,934
                                                                             --------------
            IOWA  0.2%
   2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
            Hosp Proj (FSA Insd).....................    5.750    07/01/17        2,499,877
                                                                             --------------

            KANSAS  1.6%
  18,750    Burlington, KS Pollutn Ctl Rev KS Gas &
            Elec Co Proj Rfdg (MBIA Insd) (b)........    7.000    06/01/31       19,191,750
                                                                             --------------

            KENTUCKY  0.0%
       5    Kentucky Cntys Single Family Mtg
            Presbyterian Homes Ser A Rfdg (MBIA
            Insd)....................................    8.625    09/01/15            5,012
                                                                             --------------

            LOUISIANA  1.0%
   4,065    Calcasieu Parish, LA Mem Hosp Svc Dist
            Hosp Rev Lake Charles Mem Hosp Proj Ser A
            (Connie Lee Insd)........................    6.375    12/01/12        4,789,098
   5,530    Calcasieu Parish, LA Mem Hosp Svc Dist
            Hosp Rev Lake Charles Mem Hosp Proj Ser A
            (Connie Lee Insd)........................    6.500    12/01/18        6,574,009
   4,575    New Orleans, LA Home Mtg Auth Single
            Family Mtg Rev 1985 Ser A (MBIA Insd)....     *       09/15/16          949,496
                                                                             --------------
                                                                                 12,312,603
                                                                             --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            MASSACHUSETTS  0.2%
$  1,700    Massachusetts St Hlth & Ed Fac Auth Rev
            Mt Auburn Hosp Ser B1 (MBIA Insd)........    6.250%   08/15/14   $    1,873,791
                                                                             --------------

            MICHIGAN  1.9%
   3,250    Chippewa Valley, MI Sch Rfdg (AMBAC
            Insd)....................................    4.750    05/01/23        3,067,480
   3,385    Detroit, MI Wtr Supply Sys Rev Sr Lien
            Ser A (FGIC Insd)........................    5.500    07/01/24        3,502,256
   3,000    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
            Insd)....................................    4.700    04/01/24        2,805,750
   1,400    Huron, MI Sch Dist (FSA Insd)............    5.250    05/01/21        1,418,354
   1,150    Kalamazoo, MI City Sch Dist Bldg & Site
            (FSA Insd)...............................    5.250    05/01/16        1,196,978
   3,675    Kalamazoo, MI City Sch Dist Bldg & Site
            (FSA Insd)...............................    5.250    05/01/17        3,796,496
   2,100    Michigan Higher Ed Fac Auth Ltd Oblig
            Kettering Univ Rfdg (AMBAC Insd).........    5.000    09/01/26        2,057,412
   2,000    Michigan St Hsg Dev Auth Rental Hsg Rev
            Ser B (AMBAC Insd).......................    5.000    04/01/04        2,072,900
   2,500    Michigan St Strategic Fd Ltd Oblig Rev
            Detroit Ed-Cc-Conv Rfdg (AMBAC Insd).....    4.850    09/01/30        2,600,825
                                                                             --------------
                                                                                 22,518,451
                                                                             --------------
            MINNESOTA  0.3%
   1,000    Brainerd, MN Rev Evangelical Lutheran Ser
            B Rfdg (FSA Insd)........................    6.650    03/01/17        1,034,570
   2,000    Western, MN Muni Pwr Agy Ser A Rfdg
            (AMBAC Insd).............................    5.500    01/01/12        2,125,300
                                                                             --------------
                                                                                  3,159,870
                                                                             --------------
            MISSISSIPPI  1.3%
   1,450    Harrison Cnty, MS Wastewtr Mgmt & Solid
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    5.500    02/01/08        1,584,691
   2,595    Harrison Cnty, MS Wastewtr Mgmt & Solid
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    5.500    02/01/09        2,841,240
   1,600    Harrison Cnty, MS Wastewtr Mgmt & Solid
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    5.500    02/01/10        1,757,408
   2,215    Harrison Cnty, MS Wastewtr Mgmt & Solid
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    5.500    02/01/11        2,434,573

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            MISSISSIPPI (CONTINUED)
$  1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    8.500%   02/01/13   $    1,359,150
   5,785    Mississippi St Cap Impt Ser B (FGIC
            Insd)....................................    5.000    11/01/16        5,876,172
                                                                             --------------
                                                                                 15,853,234
                                                                             --------------
            MISSOURI  1.6%
   2,040    Cass Cnty, MO Ctfs Partn (FGIC Insd).....    5.000    04/01/17        2,066,969
   1,000    Cass Cnty, MO Ctfs Partn (FGIC Insd).....    5.000    04/01/18        1,007,150
     500    Kansas City, MO Metro Cmnty College Bldg
            Corp Rev Leasehold Jr College Rfdg & Impt
            (FGIC Insd)..............................    5.000    07/01/21          491,645
   1,555    Lees Summit, MO Wtr & Swr Rev Rfdg (AMBAC
            Insd) (a)................................    5.250    07/01/14        1,610,451
   1,170    Mehlville, MO Sch Dist No R-9 Ctfs Partn
            Ser A (FSA Insd).........................    5.500    03/01/16        1,250,215
   1,225    Mehlville, MO Sch Dist No R-9 Ctfs Partn
            Ser A (FSA Insd).........................    5.500    03/01/17        1,299,358
   4,585    Missouri St Hlth & Ed Fac Auth (MBIA
            Insd)....................................    6.250    06/01/16        4,771,380
   6,530    St. Louis, MO Muni Fin Corp Lease Rev
            City Justice Ctr Ser A Rfdg (AMBAC
            Insd)....................................    4.750    02/15/17        6,449,028
                                                                             --------------
                                                                                 18,946,196
                                                                             --------------
            NEBRASKA  0.2%
   2,250    American Pub Energy Agy NE Gas Sup Rev NE
            Pub Gas Agy Proj Ser A (AMBAC Insd)......    4.375    06/01/10        2,217,938
                                                                             --------------

            NEVADA  1.8%
   3,000    Clark Cnty, NV Arpt Rev Sub Lien Ser B
            (FGIC Insd)..............................    5.200    07/01/31        2,966,160
   2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
            Proj Ser C Rfdg (AMBAC Insd).............    7.200    10/01/22        2,128,480
  10,000    Director St, NV Dept Business & Ind Las
            Vegas Monorail Proj First Tier (AMBAC
            Insd)....................................    5.625    01/01/32       10,402,300
   1,035    Washoe Cnty, NV Ctfs Partn Pub Safety
            Training Fac Proj (AMBAC Insd)...........    4.700    09/01/07        1,082,393
   1,000    Washoe Cnty, NV Ctfs Partn Pub Safety
            Training Fac Proj (AMBAC Insd)...........    4.750    09/01/08        1,040,150

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            NEVADA (CONTINUED)
$  2,000    Washoe Cnty, NV Ctfs Partn Pub Safety
            Training Fac Proj (AMBAC Insd)...........    4.800%   09/01/09   $    2,072,060
   1,530    Washoe Cnty, NV Ctfs Partn Pub Safety
            Training Fac Proj (AMBAC Insd)...........    4.875    09/01/10        1,583,611
                                                                             --------------
                                                                                 21,275,154
                                                                             --------------
            NEW HAMPSHIRE  0.3%
   2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
            (Inverse Fltg) (FGIC Insd)...............   11.047    11/01/17        3,228,125
                                                                             --------------

            NEW JERSEY  2.3%
   5,500    Howell Twp, NJ Rfdg (FGIC Insd)..........    6.800    01/01/14        5,668,905
   3,625    Morristown, NJ Rfdg (FSA Insd)...........    6.400    08/01/14        4,089,689
  12,400    New Jersey St Tran Corp Ctfs Fed Tran
            Admin Grants Ser A (AMBAC Insd)..........    5.875    09/15/12       13,913,668
   3,500    New Jersey St Trans Tr Fd Transn Sys Ser
            B (AMBAC Insd)...........................    5.000    06/15/13        3,655,680
                                                                             --------------
                                                                                 27,327,942
                                                                             --------------
            NEW YORK  1.0%
   3,095    Long Island Pwr Auth, NY Elec Sys Rev Gen
            Ser A (FSA Insd).........................    5.125    12/01/16        3,179,834
   4,350    New York City Indl Dev Agy Civic Fac Rev
            USTA Natl Tennis Cent Proj (FSA Insd)....    6.375    11/15/14        4,866,998
      15    New York St Med Care Fac Fin Agy Rev
            (Prerefunded @ 08/15/04) (FSA Insd)......    6.500    08/15/15           16,925
   3,990    New York St Twy Auth Hwy & Brdg Tr Fd Ser
            A (AMBAC Insd)...........................    5.250    04/01/13        4,221,859
                                                                             --------------
                                                                                 12,285,616
                                                                             --------------
            NORTH CAROLINA  0.1%
   1,250    Franklin Cnty, NC Ctfs Partn Jail & Sch
            Proj (Prerefunded @ 06/01/04) (FGIC
            Insd)....................................    6.625    06/01/14        1,398,138
                                                                             --------------

            NORTH DAKOTA  0.9%
   5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
            Vly Station Rfdg (AMBAC Insd)............    7.200    06/30/13        6,184,750
   5,000    Oliver Cnty, ND Pollutn Ctl Rev Square
            Butte Elec Co-op Ser A Rfdg (AMBAC
            Insd)....................................    5.300    01/01/27        5,045,100
                                                                             --------------
                                                                                 11,229,850
                                                                             --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            OKLAHOMA  2.3%
$    225    Edmond, OK Pub Wks Auth Sales (AMBAC
            Insd)....................................    4.750%   07/01/17   $      222,404
   1,355    Jenks, OK Aquarium Auth Rev First Mtg
            (MBIA Insd)..............................    6.000    07/01/20        1,485,608
  11,000    McAlester, OK Pub Wks Auth Util Sys Rev
            (FSA Insd)...............................     *       02/01/30        2,246,860
   2,100    Midwest City, OK Muni Auth (FSA Insd)....    5.150    06/01/15        2,174,298
   5,660    Mustang, OK Impt Auth Util Rev (FSA
            Insd)....................................    5.800    10/01/30        6,082,802
   2,020    Oklahoma City, OK Arpt Trust Jr Lien 27th
            Ser A (FSA Insd).........................    5.000    07/01/17        2,024,828
   4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
            (FSA Insd)...............................    5.750    07/01/30        4,258,240
   8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Of
            Tulsa Ser A (MBIA Insd)..................    5.375    10/01/31        8,419,418
                                                                             --------------
                                                                                 26,914,458
                                                                             --------------
            OREGON  0.3%
   1,000    Jackson Cnty, OR Sch Dist No 0 (FSA
            Insd)....................................    5.500    06/15/16        1,067,770
   1,650    Portland, OR Arpt Rev Ser 15 Intl Arpt
            Ser A Rfdg (FGIC Insd)...................    5.000    07/01/13        1,716,066
   1,215    Portland, OR Arpt Rev Ser 15 Intl Arpt
            Ser A Rfdg (FGIC Insd)...................    5.000    07/01/14        1,251,110
                                                                             --------------
                                                                                  4,034,946
                                                                             --------------
            PENNSYLVANIA  3.5%
   5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
            Hlth Sys Ser A (MBIA Insd)...............    6.500    11/15/30        5,594,050
   4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
            Pittsburgh Mercy Hlth Sys Inc (Escrowed
            to Maturity) (AMBAC Insd)................    5.625    08/15/26        5,054,546
   2,625    Harrisburg, PA Pkg Auth Rev Gtd Ser J
            Rfdg (MBIA Insd).........................    5.000    09/01/18        2,640,199
   1,000    Lehigh Cnty, PA Gen Purp Auth Rev Hosp
            Lehigh Vy Hosp Ser A (AMBAC Insd)........    6.400    11/01/21        1,053,610
   6,000    Lycoming Cnty, PA Auth College Rev PA
            College of Technology (AMBAC Insd).......    5.350    07/01/26        6,124,620
   2,125    Pennsylvania St Higher Ed Fac Auth Rev St
            Sys Higher Ed Ser P (AMBAC Insd).........    5.000    12/15/16        2,156,918
   8,500    Philadelphia, PA (FSA Insd)..............    5.250    09/15/25        8,585,085
   1,520    Philadelphia, PA Gas Wks Rev 14th Ser
            (FSA Insd)...............................    6.375    07/01/14        1,641,661

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            PENNSYLVANIA (CONTINUED)
$    730    Philadelphia, PA Gas Wks Rev 14th Ser
            (Prerefunded @ 07/01/03) (FSA Insd)......    6.375%   07/01/14   $      794,101
   8,085    Philadelphia, PA Wtr & Wastewtr Rev (FSA
            Insd)....................................    5.000    06/15/16        8,112,732
                                                                             --------------
                                                                                 41,757,522
                                                                             --------------
            SOUTH CAROLINA  0.1%
   1,480    South Carolina St Pub Svc Auth Ser A Rfdg
            (FSA Insd) (a)...........................    5.500    01/01/17        1,544,173
                                                                             --------------

            SOUTH DAKOTA  3.2%
   1,100    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/05        1,179,629
   1,165    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/06        1,258,468
   1,220    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/07        1,319,528
   1,290    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/08        1,391,755
   1,355    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/09        1,462,492
   1,430    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/10        1,543,084
   1,585    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/12        1,685,061
  13,860    Sioux Falls, SD Sales Tax Rev
            (Prerefunded @ 11/15/03) (AMBAC Insd)....    5.450    11/15/14       15,006,499
   1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
            (AMBAC Insd).............................    5.500    11/15/12        1,100,140
   1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
            (AMBAC Insd).............................    5.500    11/15/14        1,083,540
   5,205    South Dakota St Lease Rev Trust Ctfs Ser
            A (FSA Insd).............................    6.625    09/01/12        6,266,091
   4,000    South Dakota St Lease Rev Trust Ctfs Ser
            A (FSA Insd).............................    6.700    09/01/17        4,873,960
                                                                             --------------
                                                                                 38,170,247
                                                                             --------------
            TENNESSEE  0.6%
   1,000    Putnam Cnty, TN Rfdg (FGIC Insd).........    5.250    04/01/18        1,052,650
   6,000    Tennergy Corp, TN Gas Rev (MBIA Insd)....    4.125    06/01/09        5,856,900
                                                                             --------------
                                                                                  6,909,550
                                                                             --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            TEXAS  12.5%
$  2,075    Alamo, TX Cmnty College Dist Combined Fee
            Rfdg (FSA Insd)..........................    5.000%   11/01/21   $    2,034,953
   2,160    Alamo, TX Cmnty College Dist Combined Fee
            Rfdg (FSA Insd)..........................    5.000    11/01/22        2,114,424
   3,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
            Plains Baptist Hosp (Inverse Fltg)
            (Prerefunded @ 01/01/02) (FSA Insd)......   10.264    01/03/22        3,183,750
  16,145    Austin, TX Util Sys Rev Rfdg (FSA
            Insd)....................................    5.000    11/15/11       16,787,248
  12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
            Insd)....................................     *       11/15/10        8,415,875
   5,000    Brazos River Auth, TX Rev Houston Inds
            Inc Proj Ser C (AMBAC Insd)..............    5.125    05/01/19        5,000,100
  15,400    Dallas Cnty, TX Util & Reclamation Dist
            Ser B Rfdg (AMBAC Insd)..................    5.875    02/15/29       16,112,866
   5,000    El Paso, TX Ctfs Oblig (FSA Insd)........    5.750    08/15/25        5,208,100
   3,745    Galveston, TX Rfdg (AMBAC Insd)..........    5.250    05/01/21        3,782,750
   1,135    Galveston, TX Rfdg (AMBAC Insd)..........    5.250    05/01/23        1,143,024
   3,000    Harris Cnty, TX Toll Rd Sr Lien Rfdg
            (FGIC Insd)..............................    5.000    08/15/16        3,017,250
   4,915    Harris Cnty, TX Toll Rd Sr Lien Rfdg
            (MBIA Insd)..............................    5.125    08/15/17        4,981,795
   1,000    Harris Cnty-Houston, TX Sports Sr Lien
            Ser A Rfdg (MBIA Insd)...................    5.250    11/15/26        1,002,660
   2,000    Houston, TX Forward Pub Impt Ser B Rfdg
            (FSA Insd) (a)...........................    5.500    03/01/18        2,072,620
  12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
            Ser A Rfdg (FSA Insd)....................     *       12/01/20        4,470,324
   7,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
            A Rfdg (FSA Insd)........................    5.500    12/01/16        7,404,740
   3,500    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
            A Rfdg (FSA Insd)........................    5.500    12/01/17        3,670,730
   3,990    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
            A Rfdg (FSA Insd)........................    5.000    12/01/18        3,969,252
   4,195    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
            A Rfdg (FSA Insd)........................    5.000    12/01/19        4,142,940
   1,790    Laredo, TX Cmnty College Dist Combined
            Fee Rev Bldg Rfdg (AMBAC Insd)...........    5.300    08/01/26        1,803,067
   9,905    Lower Colorado River Auth TX Rev & Impt
            Rfdg (FSA Insd)..........................    5.000    05/15/22        9,698,481
   1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
            Insd)....................................     *       03/01/16          467,880

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            TEXAS (CONTINUED)
$  1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
            Insd)....................................     *       03/01/17   $      571,760
   1,000    San Antonio, TX Indpt Sch Dist Pub Fac
            Corp Lease Rev (AMBAC Insd)..............    5.850%   10/15/10        1,089,580
   1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
            Sys Rev Ser B (Escrowed to Maturity)
            (FGIC Insd)..............................    5.000    09/01/15        1,845,690
  35,105    Texas St Tpk Auth Dallas Northtwy George
            Bush Tpk (FGIC Insd).....................    5.250    01/01/23       35,278,419
                                                                             --------------
                                                                                149,270,278
                                                                             --------------
            UTAH  0.9%
     710    Provo, UT Elec Rev 1984 Ser A Rfdg
            (Escrowed to Maturity) (AMBAC Insd)......   10.375    09/15/15        1,016,152
   6,835    Utah St Muni Fin Co-op Loc Govt Rev Pool
            Cap Salt Lake (FSA Insd).................     *       03/01/09        4,990,917
   4,540    West Vly City, UT Muni Bldg Lease Ser A
            Rfdg (AMBAC Insd)........................    4.750    04/15/19        4,385,141
                                                                             --------------
                                                                                 10,392,210
                                                                             --------------
            VIRGINIA  0.4%
   4,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...    6.800    03/01/14        4,434,760
                                                                             --------------

            WASHINGTON  5.7%
  10,275    Clark Cnty, WA Pub Util Dist No 001 Elec
            Rev (FSA Insd)...........................    5.125    01/01/20       10,309,216
   2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr
            Rev (FSA Insd)...........................    5.125    01/01/20        3,000,914
  11,340    Energy Northwest WA Elec Rev Columbia
            Generating Ser A Rfdg (FSA Insd).........    5.500    07/01/17       11,946,463
   4,500    Energy Northwest WA Elec Rev Proj No 3
            Ser A Rfdg (FSA Insd)....................    5.500    07/01/17        4,740,660
  14,500    Energy Northwest WA Elec Rev Proj No 3
            Ser A Rfdg (FSA Insd)....................    5.500    07/01/18       15,201,075
   2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
            Rapids Hydro Elec Rev Second Ser C Rfdg
            (AMBAC Insd).............................    6.000    01/01/17        2,497,002
   1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
            Hydro Elec Rev Second Ser C Rfdg (AMBAC
            Insd)....................................    6.000    01/01/17        1,096,115
   4,335    Mason Cnty, WA Sch Dist (FGIC Insd)......    5.125    12/01/20        4,335,000
     350    Pierce Cnty, WA Swr Rev Ser A (Escrowed
            to Maturity) (MBIA Insd).................    9.000    02/01/05          416,458

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            WASHINGTON (CONTINUED)
$  2,000    Seattle, WA Muni Lt & Pwr Rev Impt Rfdg
            (FSA Insd)...............................    5.500%   03/01/18   $    2,087,340
   5,000    Spokane, WA Regl Solid Waste Mgmt Sys Rev
            (Prerefunded @ 12/01/02) (AMBAC Insd)....    6.250    12/01/11        5,300,150
   3,090    Washington St Pub Pwr Supply Sys Nuclear
            Proj No 1 Rev Ser A Rfdg (AMBAC Insd)....    5.700    07/01/09        3,384,323
   3,150    Washington St Ser R 99A Rfdg (FGIC
            Insd)....................................    5.000    01/01/17        3,175,515
                                                                             --------------
                                                                                 67,490,231
                                                                             --------------
            WISCONSIN  1.8%
   2,325    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)
            (a)......................................    5.375    01/01/18        2,391,960
   1,300    Kaukauna, WI Area Sch Dist Rfdg (FSA
            Insd)....................................    4.850    03/01/17        1,289,223
   1,000    Kenosha Cnty, WI Ser A Rfdg (FGIC Insd)
            (a)......................................    5.000    03/01/17        1,007,140
   1,150    Middleton-Cross Plains Area, WI Sch Dist
            Rfdg (MBIA Insd).........................    5.000    04/01/20        1,128,898
   1,505    Oak Creek Franklin, WI Jt Sch Dist Rfdg
            (FGIC Insd) (a)..........................    5.500    04/01/17        1,582,899
   1,635    Oak Creek Franklin, WI Jt Sch Dist Rfdg
            (FGIC Insd) (a)..........................    5.500    04/01/19        1,700,645
   1,000    Pleasant Prairie, WI Ser C Rfdg (FGIC
            Insd)....................................    5.000    09/01/21          980,800
   1,350    Plover, WI Wtr Sys Rev (AMBAC Insd)......    5.400    12/01/16        1,408,320
   1,500    Plover, WI Wtr Sys Rev (AMBAC Insd)......    5.500    12/01/18        1,561,455
   3,950    Two Rivers, WI Pub Sch Dist Rfdg (FSA
            Insd)....................................    6.000    03/01/18        4,310,872
   3,920    University of Wisconsin Hosp & Clinics
            Auth Rev (FSA Insd)......................    6.200    04/01/29        4,295,614
                                                                             --------------
                                                                                 21,657,826
                                                                             --------------
            WYOMING  0.2%
   2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
            (AMBAC Insd).............................    6.700    05/01/12        2,127,340
                                                                             --------------

            PUERTO RICO  0.3%
   3,000    Puerto Rico Indl Tourist Ed Med &
            Environmental Ctl Fac Hosp Aux (MBIA
            Insd)....................................    6.250    07/01/16        3,228,570
                                                                             --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
TOTAL LONG-TERM INVESTMENTS  95.5%
  (Cost $1,063,240,164)...................................................   $1,135,884,693
SHORT-TERM INVESTMENTS  3.7%
  (Cost $44,170,000)......................................................       44,170,000
                                                                             --------------

TOTAL INVESTMENTS  99.2%
  (Cost $1,107,410,164)...................................................    1,180,054,693
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%...............................        9,990,521
                                                                             --------------
NET ASSETS  100.0%........................................................   $1,190,045,214
                                                                             ==============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $1,107,410,164).....................  $1,180,054,693
Cash........................................................         730,015
Receivables:
  Investments Sold..........................................      21,642,834
  Interest..................................................      14,590,769
  Fund Shares Sold..........................................       3,520,238
Other.......................................................         156,380
                                                              --------------
    Total Assets............................................   1,220,694,929
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      26,722,136
  Income Distributions......................................       1,228,485
  Fund Shares Repurchased...................................       1,090,882
  Distributor and Affiliates................................         606,311
  Investment Advisory Fee...................................         498,813
Accrued Expenses............................................         311,613
Trustees' Deferred Compensation and Retirement Plans........         191,475
                                                              --------------
    Total Liabilities.......................................      30,649,715
                                                              --------------
NET ASSETS..................................................  $1,190,045,214
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,091,571,020
Net Unrealized Appreciation.................................      72,644,529
Accumulated Net Realized Gain...............................      26,301,619
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (471,954)
                                                              --------------
NET ASSETS..................................................  $1,190,045,214
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,129,649,210 and 58,786,955 shares of
    beneficial interest issued and outstanding).............  $        19.22
    Maximum sales charge (4.75%* of offering price).........             .96
                                                              --------------
    Maximum offering price to public........................  $        20.18
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,150,959 and 2,560,293 shares of
    beneficial interest issued and outstanding).............  $        19.20
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,245,045 and 586,074 shares of
    beneficial interest issued and outstanding).............  $        19.19
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $ 63,449,095
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     5,919,482
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,755,429, $472,937 and $76,522,
  respectively).............................................     3,304,888
Shareholder Services........................................       872,782
Custody.....................................................       105,642
Legal.......................................................        96,959
Other.......................................................       573,716
                                                              ------------
    Total Expenses..........................................    10,873,469
    Less Credits Earned on Cash Balances....................        80,711
                                                              ------------
    Net Expenses............................................    10,792,758
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 52,656,337
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 28,347,885
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    40,310,572
  End of the Period.........................................    72,644,529
                                                              ------------
Net Unrealized Appreciation During the Period...............    32,333,957
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 60,681,842
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $113,338,179
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $   52,656,337        $   58,365,668
Net Realized Gain..............................       28,347,885             2,647,580
Net Unrealized Appreciation During the
  Period.......................................       32,333,957             7,045,806
                                                  --------------        --------------
Change in Net Assets from Operations...........      113,338,179            68,059,054
                                                  --------------        --------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...............................      (52,689,287)          (54,044,808)
  Class B Shares...............................       (1,795,935)           (2,065,598)
  Class C Shares...............................         (303,030)             (300,106)
                                                  --------------        --------------
                                                     (54,788,252)          (56,410,512)
                                                  --------------        --------------

Distributions from Net Realized Gain:
  Class A Shares...............................              -0-              (238,550)
  Class B Shares...............................              -0-               (40,306)
  Class C Shares...............................              -0-               (21,035)
                                                  --------------        --------------
                                                             -0-              (299,891)
                                                  --------------        --------------
Total Distributions............................      (54,788,252)          (56,710,403)
                                                  --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       58,549,927            11,348,651
                                                  --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      118,855,941           130,042,291
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       39,363,000            40,567,000
Cost of Shares Repurchased.....................     (161,702,324)         (290,402,820)
                                                  --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       (3,483,383)         (119,793,529)
                                                  --------------        --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       55,066,544          (108,444,878)
NET ASSETS:
Beginning of the Period........................    1,134,978,670         1,243,423,548
                                                  --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($471,954) and $1,659,961, respectively).....   $1,190,045,214        $1,134,978,670
                                                  ==============        ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS         YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES                ------------------------------   SEPT. 30,   -------------------
                                2001       2000       1999       1998        1997       1996
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $  18.27   $  18.08   $  19.96   $  19.63    $  19.24   $  19.55
                              --------   --------   --------   --------    --------   --------
  Net Investment Income.....       .86        .91        .91        .71         .97        .98
  Net Realized and
    Unrealized Gain/Loss....       .98        .17      (1.64)       .37         .55       (.30)
                              --------   --------   --------   --------    --------   --------
Total from Investment
  Operations................      1.84       1.08       (.73)      1.08        1.52        .68
                              --------   --------   --------   --------    --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................       .89        .88        .92        .72         .97        .99
  Distributions from Net
    Realized Gain...........       -0-        .01        .23        .03         .16        -0-
                              --------   --------   --------   --------    --------   --------
Total Distributions.........       .89        .89       1.15        .75        1.13        .99
                              --------   --------   --------   --------    --------   --------
NET ASSET VALUE, END OF THE
  PERIOD....................  $  19.22   $  18.27   $  18.08   $  19.96    $  19.63   $  19.24
                              ========   ========   ========   ========    ========   ========

Total Return (a)............    10.28%      6.13%     -3.80%      5.61%*      8.19%      3.65%
Net Assets at End of the
  Period (In millions)......  $1,129.6   $1,086.6   $1,178.3   $1,353.9    $1,283.5   $1,283.7
Ratio of Expenses to Average
  Net Assets (b)............      .90%       .90%       .92%       .90%        .92%       .95%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     4.55%      5.10%      4.77%      4.85%       5.07%      5.11%
Portfolio Turnover..........       80%        69%        92%        62%*        82%        92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and the Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS       YEAR ENDED
                                   YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                     ------------------------   SEPT. 30,   ---------------
                                    2001     2000     1999      1998       1997     1996
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $18.26   $18.08   $19.96    $19.63     $19.24   $19.55
                                   ------   ------   ------    ------     ------   ------
  Net Investment Income.........      .70      .78      .76       .60        .82      .83
  Net Realized and Unrealized
    Gain/Loss...................      .99      .15    (1.64)      .37        .55     (.30)
                                   ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................     1.69      .93     (.88)      .97       1.37      .53
                                   ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................      .75      .74      .77       .61        .82      .84
  Distributions from Net
    Realized Gain...............      -0-      .01      .23       .03        .16      -0-
                                   ------   ------   ------    ------     ------   ------
Total Distributions.............      .75      .75     1.00       .64        .98      .84
                                   ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $19.20   $18.26   $18.08    $19.96     $19.63   $19.24
                                   ======   ======   ======    ======     ======   ======
Total Return (a)................    9.42%    5.25%   -4.60%     5.07%*     7.36%    2.83%
Net Assets at End of the Period
  (In millions).................   $ 49.2   $ 43.0   $ 56.8    $ 71.9     $ 70.1   $ 71.6
Ratio of Expenses to Average Net
  Assets (b)....................    1.69%    1.68%    1.68%     1.66%      1.69%    1.74%
Ratio of Net Investment Income
  to Average Net Assets (b).....    3.76%    4.34%    3.99%     4.08%      4.29%    4.38%
Portfolio Turnover..............      80%      69%      92%       62%*       82%      92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS       YEAR ENDED
                                   YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                     ------------------------   SEPT. 30,   ---------------
                                    2001     2000     1999      1998       1997     1996
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $18.25   $18.08   $19.95    $19.63     $19.24   $19.55
                                   ------   ------   ------    ------     ------   ------
  Net Investment Income.........      .69      .79      .76       .60        .82      .83
  Net Realized and Unrealized
    Gain/Loss...................     1.00      .13    (1.63)      .37        .55     (.30)
                                   ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................     1.69      .92     (.87)      .97       1.37      .53
                                   ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................      .75      .74      .77       .61        .82      .84
  Distributions from Net
    Realized Gain...............      -0-      .01      .23       .04        .16      -0-
                                   ------   ------   ------    ------     ------   ------
Total Distributions.............      .75      .75     1.00       .65        .98      .84
                                   ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $19.19   $18.25   $18.08    $19.95     $19.63   $19.24
                                   ======   ======   ======    ======     ======   ======
Total Return (a)................    9.42%    5.19%   -4.55%     5.02%*     7.36%    2.83%
Net Assets at End of the Period
  (In millions).................   $ 11.2   $  5.4   $  8.3    $  6.8     $  5.6   $  4.9
Ratio of Expenses to Average Net
  Assets (b)....................    1.65%    1.68%    1.68%     1.66%      1.69%    1.74%
Ratio of Net Investment Income
  to Average Net Assets (b).....    3.80%    4.35%    3.99%     4.06%      4.29%    4.37%
Portfolio Turnover..............      80%      69%      92%       62%*       82%      92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investments Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investments companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $757,311.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund intends to utilize its capital loss carryforward of $1,991,890.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $1,107,410,164; the aggregate gross unrealized appreciation is $73,364,853 and the aggregate gross unrealized depreciation is $720,324, resulting in net unrealized appreciation on long- and short-term investments of $72,644,529.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to the inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $80,711 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .525%
Next $500 million...........................................       .500%
Next $500 million...........................................       .475%
Over $1.5 billion...........................................       .450%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $37,900 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Advisor allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $155,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $689,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $132,486 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $1,030,723,516, $49,192,760 and
$11,654,744 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,044,693    $  95,170,346
  Class B................................................     909,860       17,262,583
  Class C................................................     339,430        6,423,012
                                                           ----------    -------------
Total Sales..............................................   6,293,983    $ 118,855,941
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   2,015,361    $  38,165,436
  Class B................................................      53,346        1,009,926
  Class C................................................       9,902          187,638
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,078,609    $  39,363,000
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,741,602)   $(146,276,228)
  Class B................................................    (758,254)     (14,306,069)
  Class C................................................     (59,426)      (1,120,027)
                                                           ----------    -------------
Total Repurchases........................................  (8,559,282)   $(161,702,324)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $1,043,663,962, $45,226,320 and
$6,164,121 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,924,593    $ 122,658,515
  Class B...............................................      281,392        5,044,295
  Class C...............................................      131,015        2,339,481
                                                          -----------    -------------
Total Sales.............................................    7,337,000    $ 130,042,291
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,192,824    $  39,253,774
  Class B...............................................       62,202        1,112,560
  Class C...............................................       11,228          200,666
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,266,254    $  40,567,000
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,817,661)   $(264,704,104)
  Class B...............................................   (1,127,106)     (20,224,429)
  Class C...............................................     (306,099)      (5,474,287)
                                                          -----------    -------------
Total Repurchases.......................................  (16,250,866)   $(290,402,820)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 31, 2001 and 2000, 404,147 and 340,832 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $111,300 and CDSC on redeemed shares of approximately $76,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $896,669,851 and $890,286,234, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $614,100 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $71,700.

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

     Van Kampen California Insured Tax Free Fund's (the "Fund") investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for California tax purposes.

     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-16
Investment Restrictions.....................................   B-21
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-22
Trustees and Officers.......................................   B-24
Investment Advisory Agreement...............................   B-33
Other Agreements............................................   B-33
Distribution and Service....................................   B-34
Transfer Agent..............................................   B-37
Portfolio Transactions and Brokerage Allocation.............   B-37
Shareholder Services........................................   B-39
Redemption of Shares........................................   B-41
Contingent Deferred Sales Charge-Class A....................   B-41
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-42
Taxation....................................................   B-43
Fund Performance............................................   B-48
Other Information...........................................   B-51
Description of Securities Ratings...........................   A-1
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-16



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.




                                                           CAI SAI 1/02

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized under the name Van Kampen Merritt California Insured Tax Free Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital California Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 8,      CLASS      PERCENTAGE
                         OF HOLDER                                2002       OF SHARES   OF OWNERSHIP
------------------------------------------------------------  ------------   ---------   ------------
Merrill Lynch Pierce Fenner & Smith Inc. ...................    106,949          C          18.13%
 For the sole benefit of its customers
 Attn: Fund Administration 97FY2
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................    701,810          A           7.35%
 Attn: Mutual Fund Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts., MO 63043-3009
Dean Witter Reynolds........................................    720,630          A           7.55%
 5 World Trade Center Fl. 6                                     209,203          B           7.47%
 New York, NY 10048-0205                                         30,683          C           5.20%


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Although the Fund invests primarily in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

     As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").

     In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

     State Indebtedness. The Treasurer of the State is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     Capital Facilities Financing. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the State's General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.


     As of September 1, 2001, the State had outstanding $23,215,938,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $10,937,499,000 of long-term general obligation bonds. This latter figure consists of $4,144,034,000 of authorized commercial paper notes, described below (of which $763,945,000 was outstanding), which has not yet been refunded by general obligation bonds, and $6,793,465,000 of other authorized but unissued general obligation debt.



     The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2001, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.



     Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees, whether or not such notes are actually issued. As of September 1, 2001 the Finance Committees had authorized the issuance of up to $4,144,034,000 of commercial paper notes; as of that date $763,945,000 aggregate principal amount of general obligation commercial paper notes was outstanding.


     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,332,099,641 General Fund-supported lease-purchase debt outstanding at September 1, 2001. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,955,937,000 authorized and unissued as of September 1, 2001.



     Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $29,034,926,224 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2001.


     State Finances and the Budget Process. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

     Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted, revenues may be appropriated in anticipation of their receipt.

     The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.


     In the 2001 Budget Act, signed on July 26, 2001, the Department of Finance projected the SFEU will have a balance of $2.6 billion at June 30, 2002. This figure is based on the latest projections of revenues and expenditures, existing statutory requirements, and additional legislation introduced and passed by the Legislature may impact the reserve amount.


     Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,900,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 475 incorporated cities, and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.


     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.



     The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution. For 2001-02, the Administration proposes to reduce funding for local law enforcement technology grants but to provide $232.6 million for the COPS and county juvenile justice crime prevention programs. This is intended to provide for a continuum of response to juvenile crime and delinquency and a swift, certain, and graduated response to juvenile offenders. The Budget also provides $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties. For 2001-02, cities will receive approximately $38 million in booking fees.



     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provided a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. In the 2001-02 fiscal year, the State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties.


     The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.


     State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.


     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capital personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5,
1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capital General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under

Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.


     Tobacco Litigation. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During fiscal year 2000-01, the General Fund received $383 million in settlement payments. The Budget forecasts payments to the State totaling $474 million in 2001-02, of which $72 million will go into the General Fund and the balance will be deposited in a special fund to pay certain healthcare costs.



     Recent Developments Regarding Energy. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.



     In January, 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (Chapters 4 and 9, First Extraordinary Session of 2001, hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").



     DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January, 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.



     Between January 17, 2001 and October 31, 2001, DWR committed approximately $11.5 billion under the Power Supply Program. The Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating approximately $6.1 billion; (ii) net proceeds from secured loans from banks and other financial institutions aggregating approximately $4.1 billion ("Interim loans"); and (iii) DWR revenues from power sales to Customers aggregating approximately $2.7 billion through October 31, 2001. As of October 31, 2001, approximately $1.4 billion of proceeds from the Interim loans had not been contractually encumbered and was available for future Power Supply Program commitments. In addition, DWR expects to continue to receive revenues from power sales to Customers which will also be available for future Power Supply Program commitments.



     DWR projects that its funds on hand and projected revenues appear to be sufficient to finance the Power Supply Program on an ongoing basis. This projection is based in part on the assumption that timely and favorable CPUC action will be taken to establish the portion of retail rates charged to Customers for power being sold by DWR as requested by DWR.



     The loan agreement for the Interim loans requires principal of the Interim loans to be repaid in eleven quarterly installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement includes a number of covenants and requirements that DWR may be unable to comply with or fulfill or that are beyond the control of DWR. The loan agreement does not provide for acceleration of scheduled payments of principal and interest on the Interim loans if DWR is in violation of the terms of the Interim loans, but the loan agreement does require interest rate increases that are included in DWR's projections referred to above.



     The Interim loans were arranged in contemplation of the proposed sale of DWR revenue bonds described in the next paragraph. Net proceeds of the DWR revenue bonds are required to be used first, to repay the Interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The timing of the revenue bond sales is uncertain, as explained below. DWR is not able to predict whether it will be able to make all future payments of principal and interest on the Interim loans without additional rate increases if it is not able to secure a timely sale of the revenue bonds.



     Pursuant to the initial financing arrangements included in the Power Supply Act, DWR is authorized to issue up to $13.4 billion aggregate principal amount of revenue bonds to finance and refinance the Power Supply Program, including repayment of the Interim loans and the State loans. The bonds are to be limited obligations of DWR payable solely from revenues and other funds held under the revenue bond trust indenture after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Revenues consist primarily of payments to DWR by Customers for electricity. In order to facilitate the financing, certain orders may need to be adopted by the CPUC. Completion of the DWR bond sales is dependent upon a number of other factors, including potential legal challenges. While DWR initially hoped to sell the revenue bonds in the late summer or fall of 2001, delays as described below, including the CPUC's failure so far to approve a rate agreement with DWR, and potential challenges have moved the earliest likely bond sale date to 2002.



     The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year.



     DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers, but under current law DWR is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.



     Since January, 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Administration believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.



     While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the financial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be fixture disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect state revenues, or the health and comfort of its citizens.



     2001-2002 Fiscal Year Budget. The 2001-02 Governor's Budget estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2001-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.



     The May revision of the Governor's Budget disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projects General Fund revenues in 2001-02 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, while sales taxes are projected to increase slightly.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS


     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.



     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



FUTURES CONTRACTS



     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures contracts and options on future contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on a futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS


     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an

NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.


     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.


     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


     1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities or any single issuer, except that up to 25% of the Fund's total assets may be invested without regard to such limitation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest more than 25% of its assets in a single industry; however, as described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.


     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.



     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act as amended from time to time.

     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities in which the Fund may invest are considered to be interests in real estate.

     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY


     Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.


     Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.


     AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by S&P.


     AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.

     A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

     BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.


     Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) signs following ratings show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.


     CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.


     "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs. Ratings with a "pi" subscript are not subject to potential CreditWatch listings and are not modified with "+" or "-" designations.


DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

     It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

     Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.

     Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.

     Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).

     Numeric modifiers are used to refer to the ranking within the group--with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

                             TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).



                                    TRUSTEES



                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 69                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 63                                     1999, Chairman and Chief Executive Officer of the
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 53                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 49                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                 Stanley Investment Management since December 1998.
21st Floor                                  President and Director since April 1997 and Chief
New York, NY 10020                          Executive Officer since June 1998 of Morgan Stanley
Date of Birth: 08/13/53                     Dean Witter Advisors Inc. and Morgan Stanley Dean
Age: 48                                     Witter Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean Witter
                                            Distributors Inc. since June 1998. Chairman and Chief
                                            Executive Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter Trust FSB.
                                            Director of various Morgan Stanley subsidiaries.
                                            President of the Morgan Stanley Funds since May 1999.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan Stanley
                                            Dean Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the
                                            Morgan Stanley Dean Witter Funds May 1997-April 1999,
                                            and Executive Vice President of Dean Witter, Discover
                                            & Co. prior to May 1997.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 65                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer, Director
1 Parkview Plaza                            and Managing Director of Van Kampen Investments.
P.O. Box 5555                               Chairman, Director and Chief Executive Officer of the
Oakbrook Terrace, IL 60181-5555             Advisers, the Distributor, Van Kampen Advisors Inc.,
Date of Birth: 02/02/46                     since 1998. Managing Director of the Advisers, the
Age: 55                                     Distributor and Van Kampen Advisors Inc., since July
                                            2001. Director and officer of certain other
                                            subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  President of ServiceMaster Management Services, a
One ServiceMaster Way                       network of quality service companies, since January
Downers Grove, IL 60515                     2001. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company, since 1990. Trustee of the
Age: 57                                     University of Notre Dame since 1993. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            2001, Director of the Urban Shopping Centers Inc., a
                                            retail management company. Vice Chairman from April
                                            1997 to April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and consumer
                                            services Company. Prior to 1998, Director of Stone
                                            Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste
                                            Management Inc., an environmental services company,
                                            from June 1996 through February 1997, and from
                                            November 1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of Waste
                                            Management Inc.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 62                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 60                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS



     Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.



      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van
  Date of Birth: 11/16/40              Kampen Investments, and Managing Director, President and
  Executive Vice President and Chief   Chief Operating Officer of the Advisers and Van Kampen
  Investment Officer                   Advisors Inc. Executive Vice President and Chief
  Age: 61                              Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.
A. Thomas Smith III..................  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 12/14/56              Director of the Advisers, Van Kampen Advisors Inc., the
  Vice President and Secretary         Distributor, Investor Services and certain other
  Age: 45                              subsidiaries of Van Kampen Investments. Managing Director
                                       and General Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and Secretary of
                                       each of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, the Distributor,
                                       Investor Services, and certain other subsidiaries of Van
                                       Kampen Investments. Prior to December 2000, Executive Vice
                                       President, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to January
                                       1989, Staff Attorney at the Securities and Exchange
                                       Commission, Division of Investment Management, Office of
                                       Chief Counsel.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Michael H. Santo.....................  Managing Director, Chief Operating Officer and Director of
  Date of Birth: 10/22/55              Van Kampen Investments, Managing Director, Chief Executive
  Vice President                       Officer and Director of Investor Services, Managing
  Age: 46                              Director, Chief Operations and Technology Officer and
                                       Director of the Advisers, the Distributor and Van Kampen
                                       Advisors Inc. and serves as a Director or Officer of
                                       certain other subsidiaries of Van Kampen Investments. Vice
                                       President of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers and their affiliates. Prior to December 2000, Executive
                                       Vice President, Chief Administrative Officer and Director
                                       of Van Kampen Investments, the Advisers, the Distributor,
                                       Van Kampen Advisors Inc., and Investor Services. Prior to
                                       1998, Senior Vice President and Senior Planning Officer
                                       for Individual Asset Management of Morgan Stanley Dean
                                       Witter and its predecessor since 1994.
John R. Reynoldson...................  Executive Director of the Advisers, and Van Kampen
  Date of Birth: 05/15/53              Advisors Inc. Vice President of each of the funds in the
  Vice President                       Fund Complex. Prior to July 2001, Principal and Co-head of
  Age: 48                              the Fixed Income Department of the Advisers, and Van
                                       Kampen Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers, and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.
John L. Sullivan.....................  Executive Director of Van Kampen Investments, the
  Date of Birth: 08/20/55              Advisers, and Van Kampen Advisors Inc. Vice President,
  Vice President, Chief Financial      Chief Financial Officer and Treasurer of each of the funds
  Officer                              in the Fund Complex and certain other investment companies
  and Treasurer                        advised by the Advisers or their affiliates.
  Age: 46
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 11/25/57              and Managing Director, President and Director of the
  Vice President                       Distributor. Vice President of each of the funds in the
  Age: 44                              Fund Complex. Prior to December 2000, President of Van
                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.


     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                 AGGREGATE                 PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                COMPENSATION           RETIREMENT BENEFITS      ANNUAL BENEFITS FROM       BEFORE DEFERRAL
                              BEFORE DEFERRAL          ACCRUED AS PART OF         THE FUND COMPLEX            FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      --------------------       ---------------
J. Miles Branagan                 $11,519                    $55,340                   $60,000                $124,400
Jerry D. Choate                    10,119                     19,952                    60,000                 112,000
Linda Hutton Heagy                 10,119                      5,454                    60,000                 112,000
R. Craig Kennedy                   11,519                      3,654                    60,000                 124,400
Jack E. Nelson                     11,519                     27,520                    60,000                 124,400
Phillip B. Rooney                  11,519                      9,056                    60,000                 124,400
Wayne W. Whalen                    11,519                     18,424                    60,000                 124,400
Suzanne H. Woolsey                 11,519                     12,355                    60,000                 124,400


---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2001. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.


                                                                         TABLE A


           2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,338    $ 2,138   $ 2,138   $ 2,338   $ 2,338   $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund......   9/30       2,036      1,836     1,836     2,036     2,036     2,036     2,036     2,036
  California Insured Tax Free Fund.....   9/30       1,404      1,204     1,204     1,404     1,404     1,404     1,404     1,404
  Municipal Income Fund................   9/30       1,958      1,758     1,758     1,958     1,958     1,958     1,958     1,958
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,244      1,044     1,044     1,244     1,244     1,244     1,244     1,244
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,069     1,069     1,269     1,269     1,269     1,269     1,269
  New York Tax Free Income Fund........   9/30       1,270      1,070     1,070     1,270     1,270     1,270     1,270     1,270
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,519    $10,119   $10,119   $11,519   $11,519   $11,519   $11,519   $11,519
                                                   =======    =======   =======   =======   =======   =======   =======   =======

                                                                         TABLE B


      2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,338    $ 2,138   $ 2,138   $1,754    $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund................   9/30       2,036      1,836     1,836    1,527      2,036     2,036     2,036
  California Insured Tax Free Fund...............   9/30       1,404      1,204     1,204    1,053      1,404     1,404     1,404
  Municipal Income Fund..........................   9/30       1,958      1,758     1,758    1,469      1,958     1,958     1,958
  Intermediate Term Municipal Income Fund........   9/30       1,244      1,044     1,044      933      1,244     1,244     1,244
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,069     1,069      952      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,270      1,070     1,070      953      1,270     1,270     1,270
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,519    $10,119   $10,119   $8,639    $11,519   $11,519   $11,519
                                                             =======    =======   =======   ======    =======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                TRUSTEES
                                       FISCAL    ----------------------------------------------------------------------
              FUND NAME               YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    ROONEY     WHALEN
              ---------               --------   --------   ------     -----    -------    ------    ------     ------
  Insured Tax Free Income Fund.......   9/30     $16,605    $ 3,832   $ 9,048   $16,559   $ 30,739   $10,489   $ 19,248
  Strategic Municipal Income Fund....   9/30      15,315      3,437     8,373    15,981     29,586     9,405     18,331
  California Insured Tax Free Fund...   9/30      11,373      2,176     6,405    14,309     26,188     6,160     15,607
  Municipal Income Fund..............   9/30      15,955      3,220     8,908    19,524     35,904     9,318     21,638
  Intermediate Term Municipal Income
    Fund.............................   9/30      10,623      1,901     6,016    13,981     25,545     5,543     15,081
  Florida Insured Tax Free Income
    Fund.............................   9/30      10,719      1,943     6,067     9,434     19,452     5,621     12,437
  New York Tax Free Income Fund......   9/30       6,890      1,941     3,075     5,508     10,091     4,852      6,704
                                                 -------    -------   -------   -------   --------   -------   --------
      Trust Total....................            $87,480    $18,450   $47,892   $95,296   $177,505   $51,388   $109,046
                                                 =======    =======   =======   =======   ========   =======   ========

                                                  FORMER TRUSTEES
                                       -------------------------------------
              FUND NAME                MILLER     REES    ROBINSON    SISTO
              ---------                ------     ----    --------    -----
  Insured Tax Free Income Fund.......  $ 6,781   $    0   $10,409    $10,915
  Strategic Municipal Income Fund....    6,781        0    10,409      7,703
  California Insured Tax Free Fund...    6,781        0    10,409      5,486
  Municipal Income Fund..............    9,161    6,366    13,599     18,001
  Intermediate Term Municipal Income
    Fund.............................    6,781        0    10,409      5,085
  Florida Insured Tax Free Income
    Fund.............................    4,306        0     7,471      5,133
  New York Tax Free Income Fund......    1,734        0     2,910      3,440
                                       -------   ------   -------    -------
      Trust Total....................  $42,325   $6,366   $65,616    $55,763
                                       =======   ======   =======    =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Strategic Municipal Income Fund.......................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999



     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended September 30, 2001, 2000 and 1999, the Adviser received approximately $996,100, $939,400 and $998,800, respectively in advisory fees from the Fund.


                                OTHER AGREEMENTS


     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received approximately $31,000, $33,100 and $88,600 respectively, in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal years ended September 30, 2001, 2000 and 1999, Van Kampen Investments received approximately $25,500, $12,500 and $10,900, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2001........................    $441,505        $20,417
Fiscal year ended September 30, 2000........................    $227,946        $10,740
Fiscal year ended September 30, 1999........................    $570,532        $40,270


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                           ---------------------------------------------
                                                                                           REALLOWED TO
                                                                            AS % OF NET     DEALERS AS
                                                              AS % OF         AMOUNT          A % OF
                   SIZE OF INVESTMENT                      OFFERING PRICE    INVESTED     OFFERING PRICE
                   ------------------                      --------------   -----------   --------------
Less than $25,000........................................      3.25%           3.36%          3.00%
$25,000 but less than $250,000...........................      2.75%           2.83%          2.50%
$250,000 but less than $500,000..........................      1.75%           1.78%          1.50%
$500,000 but less than $1,000,000........................      1.50%           1.52%          1.25%
$1,000,000 or more.......................................          *               *              *

---------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over

  $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.


     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2001, there were $527,024 and $41,130 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.11% and 0.37% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $389,472 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $404,552 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $304,130 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $100,422 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $76,640 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $34,715 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $41,925 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:



                                                                          AFFILIATED BROKERS
                                                                        ----------------------
                                                                           MORGAN        DEAN
                                                              BROKERS   STANLEY & CO.   WITTER
                                                              -------   -------------   ------
Commission paid:
  Fiscal year ended September 30, 2001......................  $     0        $0           $0
  Fiscal year ended September 30, 2000......................  $ 3,728         0            0
  Fiscal year ended September 30, 1999......................  $93,664         0            0
Fiscal year ended 2001 Percentages:
  Commissions with affiliate to total commissions...........                  0            0
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0            0



     During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh Plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participting Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services--Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines that trading on the Exchange is restricted; (c) the SEC determines that an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES


     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.


     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.


     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholders (excluding capital gain dividends) during the year.



     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.



     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gain, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to withholding rules with respect to such amounts.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                   CALIFORNIA

                                        FEDERAL        STATE         COMBINED
 SINGLE RETURN       JOINT RETURN     TAX BRACKET   TAX BRACKET*   TAX BRACKET*   4.00%   4.50%   5.00%   5.50%    6.00%    6.50%
 -------------       ------------     -----------   ------------   ------------   -----   -----   -----   -----    -----    -----
$      0-6,000     $      0-12,000      10.00%         2.00%          11.80%      4.54%   5.10%   5.67%    6.24%    6.80%    7.37%
   6,000-27,950      12,000-46,700      15.00%         6.00%          20.10%      5.01%   5.63%   6.26%    6.88%    7.51%    8.14%
  27,950-67,700      46,700-112,850     27.00%         9.30%          33.80%      6.04%   6.80%   7.55%    8.31%    9.06%    9.82%
  67,700-141,250    112,850-171,950     30.00%         9.30%          36.50%      6.30%   7.09%   7.87%    8.66%    9.45%   10.24%
 141,250-307,050    171,950-307,050     35.00%         9.30%          41.00%      6.78%   7.63%   8.47%    9.32%   10.17%   11.02%
Over 307,050       Over 307,050         38.60%         9.30%          44.30%      7.18%   8.08%   8.98%    9.87%   10.77%   11.67%


 SINGLE RETURN    7.00%    7.50%    8.00%    8.50%    9.00%
 -------------    -----    -----    -----    -----    -----
$      0-6,000     7.94%    8.50%    9.07%    9.69%   10.20%
   6,000-27,950    8.76%    9.39%   10.01%   10.64%   11.26%
  27,950-67,700   10.57%   11.33%   12.08%   12.84%   13.60%
  67,700-141,250  11.02%   11.81%   12.60%   13.39%   14.17%
 141,250-307,050  11.86%   12.71%   13.56%   14.41%   15.25%
Over 307,050      12.57%   13.46%   14.36%   15.26%   16.16%


---------------
* The State tax brackets are those for 2000. The 2001 brackets will be adjusted to take into account changes in the California Consumer Price Index. These adjustments have not yet been released. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.


     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 6.53%; (ii) the five-year period ended September 30, 2001 was 5.61% and (iii) the ten-year period ended September 30, 2001 was 6.38%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 3.93%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 4.05%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 2001 was 7.33%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 205.38%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 215.64%.


CLASS B SHARES


     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 6.27%, (ii) the five-year period ended September 30, 2001 was 5.55% and (iii) the approximately eight-year, five-month period from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 5.17%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 3.30%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 3.51%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 2001 was 6.35%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 52.92%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 52.92%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, with respect to the Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 8.27%, (ii) the five-year period ended September 30, 2001 was 5.54% and (iii) the approximately eight-year, one-month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) through September 30, 2001 was 4.66%.

     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2001 was 3.30%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 3.51%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 2001 was 6.35%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 44.77%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 44.77%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



     KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

     STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

     2. Nature of and provisions of the obligation:

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


MUNICIPAL NOTES


     A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER


     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


TAX-EXEMPT DUAL RATINGS


     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

     Moody's Investors Service Inc.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

     2) Notes allowing for negative coupons, or negative principal.

     3) Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM EXEMPT NOTES


     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


TAX-EXEMPT COMMERCIAL PAPER



     Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.


     Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


     Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the prime rating categories.


     In addition, in certain countries, the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen California Insured Tax Free Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS  95.5%
$ 1,925    Alhambra, CA City Elem Sch Dist Cap Apprec
           Ser A (FSA Insd)............................    *       09/01/20   $    732,270
  2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev
           (Inverse Fltg) (MBIA Insd)..................  10.320%   12/28/18      2,622,500
  1,430    Bay Area Govt Assn CA Lease Cap Projs Ser A
           (AMBAC Insd)................................   5.250    07/01/17      1,514,384
  3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
           Agy Pool Ser A2 (FSA Insd)..................   6.400    12/15/14      3,377,490
    985    Brentwood, CA Infrastructure (FSA Insd).....   4.500    11/01/16        969,092
  7,000    California Edl Fac Auth Rev Univ Of The
           Pacific (MBIA Insd).........................   5.875    11/01/20      7,708,610
  2,000    California Hlth Fac Fin Auth Rev Adventist
           Hlth Ser A Rfdg (MBIA Insd).................   6.500    03/01/14      2,045,680
  2,000    California Hlth Fac Fin Auth Rev Kaiser
           Permanente Ser A (FSA Insd).................   5.550    08/15/25      2,025,240
  1,050    California Spl Dist Assn Fin Corp Ctfs Partn
           Spl Dists Fin Pgm Ser DD (FSA Insd).........   5.625    01/01/27      1,106,091
  1,250    California St (FGIC Insd)...................   6.250    09/01/12      1,492,625
  2,450    California St (FGIC Insd)...................   5.000    10/01/14      2,544,545
  2,000    California St (FGIC Insd)...................   4.500    12/01/21      1,906,720
  1,200    California St Dept Transn Ctfs Ser A Rfdg
           (MBIA Insd).................................   5.250    03/01/16      1,258,164
  2,000    California St Public Wks Brd Lease Dept
           Corrections Ser B Rfdg (AMBAC Insd).........   5.250    01/01/12      2,205,880
  4,125    California St Public Wks Brd Lease Rev CA St
           Univ Ser A Rfdg (AMBAC Insd)................   5.500    10/01/14      4,419,319
  1,000    California St Public Wks Brd Lease Rev
           Various Cmnty College Proj B Rfdg (AMBAC
           Insd).......................................   5.625    03/01/16      1,065,440
  7,750    California St Rfdg (FGIC Insd)..............   5.000    02/01/23      7,794,407
  1,000    California Statewide Cmntys Dev Auth Ctfs
           Partn San Diego St Univ Fndtn Rfdg (AMBAC
           Insd).......................................   5.250    03/01/22      1,028,730
  1,000    Carson, CA Redev Agy Redev Proj Area No 1
           Tax Alloc (MBIA Insd).......................   5.500    10/01/15      1,122,480

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys
           Impt Proj Ser A Rfdg (MBIA Insd)............   7.000%   08/01/12   $  2,508,420
  3,000    Castaic Lake Wtr Agy CA Rev Ctfs Partn Ser A
           (MBIA Insd).................................   5.250    08/01/23      3,105,120
  2,195    Castaic Lake Wtr Agy CA Rev Ctfs Partn Wtr
           Sys Impt Proj (AMBAC Insd)..................    *       08/01/30        471,420
  2,335    Chaffey, CA Union High Sch Dist Ser B (FGIC
           Insd).......................................   5.500    08/01/16      2,541,671
  1,205    Channel Islands Beach, CA Cmnty Svcs Dist
           Ctfs Partn CA Spl Dist Fin Proj BB
           (FSA Insd)..................................   5.700    09/01/21      1,290,712
  1,105    Chino, CA Ctfs Partn Redev Agy
           (MBIA Insd).................................   6.200    09/01/18      1,161,963
  1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev
           Ser A Rfdg (FGIC Insd)......................   5.750    10/01/14      1,624,772
  5,165    Corona, CA Redev Agy Tax Alloc Redev Proj
           Area A Ser A Rfdg (FGIC Insd)...............   6.250    09/01/13      5,730,103
  1,000    East Bay, CA Muni Util Dist Spl Dist No 1
           Ser E (FGIC Insd)...........................   5.000    04/01/15      1,008,590
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd).................................   5.000    06/01/21      1,013,330
  1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
           Insd).......................................   6.000    10/01/12      1,055,590
  1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
           Insd).......................................   6.000    10/01/19      1,470,770
  1,480    Fontana, CA Redev Agy Tax Allocation
           Downtown Redev Proj Rfdg (MBIA Insd)........   5.000    09/01/21      1,498,544
  1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................    *       01/15/17        446,320
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................    *       01/15/18        835,000
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Rfdg (MBIA Insd)............................   5.000    01/15/16      2,084,060
    650    Fresno, CA Jt Pwrs Fin Auth Ser A
           (FSA Insd)..................................   5.000    06/01/17        670,845
    590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................   5.900    08/01/17        679,981
    630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................   5.900    08/01/18        723,542
    675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................   5.900    08/01/19        774,272

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................   5.900%   08/01/20   $    827,662
 20,000    Grossmont, CA Union High Sch Dist Ctfs Partn
           (MBIA Insd).................................    *       11/15/21      5,343,600
  1,750    Hacienda, La Puente, CA Uni Sch Dist Ser A
           (MBIA Insd).................................   5.500    08/01/20      1,867,005
    805    Hanford, CA Jt Union High Sch Dist Cap
           Apprec Ser B (MBIA Insd)....................    *       08/01/22        273,080
  1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition
           Ctr Proj (FSA Insd).........................   5.875    04/01/27      1,346,862
  1,000    Imperial, CA Ctfs Partn Wtr Fac Rfdg (FGIC
           Insd).......................................   5.000    10/15/20      1,019,490
  1,950    Imperial Irr Dist CA Wtr Sys Proj
           (AMBAC Insd)................................   5.000    07/01/19      1,989,858
  2,000    Inglewood, CA Redev Agy Tax Alloc Merged
           Redev Proj Ser A Rfdg (AMBAC Insd)..........   5.250    05/01/23      2,124,240
  1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev
           Ser A (AMBAC Insd)..........................   5.250    08/01/16      1,061,090
  1,000    Long Beach, CA Bond Fin Auth Lease Rev
           Rainbow Harbor Refin Proj A (AMBAC Insd)....   5.250    05/01/24      1,032,280
  2,740    Los Angeles Cnty, CA Ctfs Partn Antelope Vly
           Courthouse Ser A (AMBAC Insd)...............   5.750    11/01/16      3,037,345
  3,335    Los Angeles Cnty, CA Ctfs Partn Disney Pkg
           Proj Rfdg (AMBAC Insd)......................   4.750    03/01/23      3,275,470
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop A First Tier Sr Ser C Rfdg (AMBAC
           Insd).......................................   5.000    07/01/23      1,008,040
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (AMBAC
           Insd).......................................   5.000    07/01/23      1,007,280
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd).......................................   5.000    07/01/14      1,056,470
  1,235    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd).......................................   5.000    07/01/15      1,294,688
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd).......................................   5.000    07/01/16      1,040,270

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   500    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............   4.250%   09/01/13   $    500,130
    505    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............   4.375    09/01/14        505,116
    545    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............   4.500    09/01/15        545,136
    570    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............   4.600    09/01/16        570,120
    595    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............   4.625    09/01/17        593,649
    625    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd)..............   4.750    09/01/18        624,994
  1,265    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................    *       08/01/24        377,982
  1,320    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................    *       08/01/25        372,372
  2,460    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................    *       08/01/28        586,267
    426    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
           RR Lease Ltd (FSA Insd).....................   7.375    12/15/06        434,827
  1,000    Los Angeles, CA Cmnty College Dist Ctfs
           Partn City College Satellite Ser A (MBIA
           Insd).......................................   5.000    08/01/26      1,004,180
  2,000    Los Angeles, CA Cmnty College Ser A (MBIA
           Insd).......................................   5.000    06/01/26      2,008,360
  4,500    Los Angeles, CA Cmnty College Ser A Rfdg
           (FSA Insd)..................................   6.000    08/15/20      4,710,510
  2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
           Proj Ser A Rfdg (MBIA Insd).................   6.100    07/01/25      2,448,949
  2,000    Los Angeles, CA Muni Impt Corp Lease Rev
           Cent Lib Proj Ser B Rfdg (MBIA Insd)........   5.375    06/01/15      2,076,960
  2,000    Los Angeles, CA Uni Sch Dist Ser A
           (FGIC Insd).................................   5.000    07/01/21      2,024,620

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000    Los Angeles, CA Uni Sch Dist Ser B
           (FGIC Insd).................................   5.375%   07/01/15   $  1,066,570
  3,100    Los Angeles, CA Uni Sch Dist Ser D
           (FGIC Insd).................................   5.625    07/01/15      3,414,743
  1,750    Los Angeles, CA Wstwtr Sys Rev Ser A (FGIC
           Insd).......................................   5.000    06/01/28      1,754,147
    500    M-S-R Pub Pwr Agy CA San Juan Proj Rev Adj
           Sub Lien Ser E (MBIA Insd)..................   6.000    07/01/22        503,915
  2,000    Montclair, CA Redev Agy Tax Alloc Redev Proj
           No V Rfdg (MBIA Insd).......................   5.000    10/01/20      1,991,480
  1,000    Mount Pleasant, CA Elem Sch Dist 1998
           Election Ser C (FSA Insd)...................   5.500    03/01/26      1,061,490
  1,570    Mountain View, CA Shoreline Tax Alloc Ser A
           (MBIA Insd).................................   5.250    08/01/16      1,668,565
    350    Murrieta Vy, CA Uni Sch Dist 1998 Ser B
           (FGIC Insd).................................   4.100    09/01/14        341,782
    410    Murrieta Vy, CA Uni Sch Dist 1998 Ser B
           (FGIC Insd).................................   4.250    09/01/15        401,255
    265    Murrieta Vy, CA Uni Sch Dist 1998 Ser B
           (FGIC Insd).................................   4.375    09/01/16        260,148
  1,000    Murrieta, CA Ctfs Partn Police Fac Proj (FSA
           Insd).......................................   4.600    03/01/16      1,003,380
  2,000    Natomas, CA Uni Sch Dist Rfdg (FGIC Insd)...   5.250    09/01/16      2,112,960
  1,250    North City West, CA Sch Fac Fin Auth Spl Tax
           Ser B Rfdg (FSA Insd).......................   5.750    09/01/15      1,360,687
  3,915    Oak Grove, CA Sch Dist Election of 1995
           (FGIC Insd).................................   5.250    08/01/25      4,040,789
  1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
           Insd).......................................   5.000    08/01/17      1,027,020
  5,000    Orange Cnty, CA Recovery Ctfs Partn Ser A
           (MBIA Insd).................................   5.800    07/01/16      5,510,700
  3,000    Palm Desert, CA Fin Auth Tax Alloc Rev
           (Inverse Fltg) (MBIA Insd)..................  10.205    04/01/22      3,238,380
  1,340    Palm Springs, CA Fin Auth Lease Rev
           Convention Ctr Proj Ser A Rfdg
           (MBIA Insd) (a).............................   5.250    11/01/19      1,404,173
  1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
           Insd) (b)...................................   6.100    03/01/16      1,088,470
  2,020    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd).....................   5.000    02/01/15      2,114,273

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,110    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd).....................   5.000%   02/01/16   $  1,153,168
  1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm
           Rfdg (MBIA Insd)............................   6.000    04/01/19      1,573,819
  1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev
           Proj (AMBAC Insd)...........................   5.375    06/15/20      1,117,857
  1,000    Poway, CA Redev Agy Tax Alloc Paguay Redev
           Proj (AMBAC Insd)...........................   5.125    06/15/33      1,014,420
  3,000    Rancho Cucamonga, CA Redev Agy Tax Alloc
           Rancho Redev Proj (MBIA Insd)...............   5.375    09/01/25      3,138,450
  1,760    Rancho, CA Wtr Dist Fin Auth Rev Ser A Rfdg
           (FSA Insd)..................................   5.500    08/01/09      1,977,026
  1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist
           883 Ser A Rfdg (AMBAC Insd).................   6.000    09/01/17      1,851,276
  1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
           Fltg) (MBIA Insd)...........................  10.170    07/01/22      1,317,500
  1,000    Redding, CA Jt Pwrs Fin Auth Elec Sys Rev
           Ser A (MBIA Insd)...........................   5.500    06/01/11      1,083,740
  2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg
           (FSA Insd)..................................   5.625    09/01/18      2,182,940
  1,000    Riverside Cnty, CA Ctfs Partn Historic
           Courthouse Proj (MBIA Insd).................   5.875    11/01/27      1,082,070
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............    *       08/01/31        357,336
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............    *       08/01/33        319,199
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............    *       08/01/35        286,047
  1,000    Roseville, CA Fin Auth Loc Agy Rev Northeast
           Cmnty Fac Dist Bd Ser A Rfdg (FSA Insd).....   5.000    09/01/21      1,012,530
  1,310    Rowland, CA Uni Sch Dist Ser A (FSA Insd)...   5.500    09/01/20      1,398,202
  2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
           (Embedded Swap) (MBIA Insd) (b).............   8.470    07/01/16      2,575,425
  2,280    San Bernardino, CA Muni Wtr Ser D Rfdg (FGIC
           Insd).......................................   4.850    02/01/13      2,393,156
  1,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (MBIA Insd)......................   6.400    09/01/18      1,048,190
  1,000    San Diego, CA Pub Fac Fin Auth Swr Rev Ser A
           (FGIC Insd).................................   5.000    05/15/29      1,002,590
  5,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
           (FGIC Insd).................................    *       07/01/19      2,046,200

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,500    San Francisco, CA City & Cnty Redev Fin Auth
           Tax Alloc San Fran Redev Projs Ser A
           (FSA Insd)..................................   5.000%   08/01/15   $  1,552,140
  3,000    San Francisco, CA City & Cnty Second Ser
           Issue 26B (FGIC Insd).......................   5.000    05/01/22      3,025,650
  2,675    San Jose, CA Fin Auth Lease Convention Ctf
           Proj Ser F Rfdg (MBIA Insd).................   5.000    09/01/17      2,762,633
  2,000    San Jose, CA Redev Tax Alloc Merged Area
           Redev Proj (AMBAC Insd).....................   4.750    08/01/23      1,963,860
  1,000    San Leandro, CA Ctfs Partn Lib & Fire
           Stations Fin (AMBAC Insd)...................   5.750    11/01/29      1,085,520
  1,260    San Luis, CA Wtr Dists Rev Ctfs Partn Cap
           Impt Proj Rfdg (AMBAC Insd).................   5.500    11/01/16      1,343,047
  5,080    San Marcos, CA Redev Agy Tax Alloc (FSA
           Insd).......................................   5.375    08/01/25      5,312,715
  3,725    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
           Cap Proj Ser A Rfdg (FSA Insd)..............   4.750    07/15/23      3,657,764
    500    San Rafael, CA Redev Agency Tax Alloc (AMBAC
           Insd).......................................   5.000    12/01/22        504,810
  1,350    Santa Fe Springs, CA Cmnty Dev Com Tax Alloc
           Cons Redev Proj Ser A (MBIA Insd)...........   4.200    09/01/14      1,332,855
  1,525    Santa Fe Springs, CA Cmnty Dev Com Tax Alloc
           Cons Redev Proj Ser A (MBIA Insd)...........   4.300    09/01/15      1,502,171
  1,500    Tahoe Truckee, CA Uni Sch Dist Sch Facs Impt
           Dist No 1 Rfdg (MBIA Insd)..................   5.500    08/01/18      1,653,030
    570    Temecula Vly, CA Uni Sch Dist Ctfs Partn
           Rfdg (FSA Insd).............................   6.000    09/01/18        633,253
  1,000    University, CA Revs Multi Purp Projs Ser F
           (FGIC Insd).................................   5.000    09/01/16      1,030,330
  1,000    University, CA Revs Multi Purp Projs Ser M
           (FGIC Insd).................................   5.125    09/01/17      1,042,490
  2,000    Ventura Cnty, CA Ctfs Partn Pub Fin Auth Ser
           I (FSA Insd)................................   5.250    08/15/16      2,096,460
  1,415    William S Hart, CA Uni High Sch Sch Facs
           Proj (MBIA Insd)............................   5.800    09/01/18      1,562,019
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  95.5%
  (Cost $208,463,193)......................................................    222,980,409

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

                                                                                 MARKET
DESCRIPTION                                                                      VALUE
SHORT-TERM INVESTMENT  4.7%
  (Cost $10,915,000).......................................................   $ 10,915,000
                                                                              ------------

TOTAL INVESTMENTS  100.2%
  (Cost $219,378,193)......................................................    233,895,409

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)..............................       (352,234)
                                                                              ------------

NET ASSETS  100.0%.........................................................   $233,543,175
                                                                              ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $219,378,193).......................    $233,895,409
Cash........................................................         125,481
Receivables:
  Interest..................................................       2,464,662
  Fund Shares Sold..........................................       1,400,451
Other.......................................................         119,711
                                                                ------------
    Total Assets............................................     238,005,714
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       3,410,368
  Fund Shares Repurchased...................................         283,508
  Income Distributions......................................         271,325
  Distributor and Affiliates................................         150,208
  Investment Advisory Fee...................................          90,226
Trustees' Deferred Compensation and Retirement Plans........         160,481
Accrued Expenses............................................          96,423
                                                                ------------
    Total Liabilities.......................................       4,462,539
                                                                ------------
NET ASSETS..................................................    $233,543,175
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $218,530,150
Net Unrealized Appreciation.................................      14,517,216
Accumulated Net Realized Gain...............................         369,904
Accumulated Undistributed Net Investment Income.............         125,905
                                                                ------------
NET ASSETS..................................................    $233,543,175
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value, offering price and redemption price per
    share (Based on net assets of $174,865,400 and 9,379,520
    shares of beneficial interest issued and outstanding)...    $      18.64
    Maximum sales charge (3.25%* of offering price).........             .63
                                                                ------------
    Maximum offering price to public........................    $      19.27
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $47,674,922 and 2,556,893 shares of
    beneficial interest issued and outstanding).............    $      18.65
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,002,853 and 590,353 shares of
    beneficial interest issued and outstanding).............    $      18.64
                                                                ============

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $11,161,613
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      996,078
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $398,319, $413,041 and $79,841,
  respectively).............................................      891,201
Shareholder Services........................................      140,398
Legal.......................................................       33,847
Custody.....................................................       20,407
Other.......................................................      159,016
                                                              -----------
    Total Expenses..........................................    2,240,947
    Less Credits Earned on Cash Balances....................       11,933
                                                              -----------
    Net Expenses............................................    2,229,014
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,932,599
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,653,966
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    7,194,923
  End of the Period.........................................   14,517,216
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,322,293
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $10,976,259
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $19,908,858
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  8,932,599          $  9,095,238
Net Realized Gain/Loss.........................       3,653,966            (1,646,944)
Net Unrealized Appreciation During the
  Period.......................................       7,322,293             5,870,850
                                                   ------------          ------------
Change in Net Assets from Operations...........      19,908,858            13,319,144
                                                   ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...............................      (6,885,041)           (7,071,334)
  Class B Shares...............................      (1,478,791)           (1,651,422)
  Class C Shares...............................        (287,197)             (259,864)
                                                   ------------          ------------
Total Distributions............................      (8,651,029)           (8,982,620)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      11,257,829             4,336,524
                                                   ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      55,582,238            46,650,493
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       5,438,114             5,357,180
Cost of Shares Repurchased.....................     (36,135,855)          (73,656,938)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      24,884,497           (21,649,265)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      36,142,326           (17,312,741)
NET ASSETS:
Beginning of the Period........................     197,400,849           214,713,590
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $125,905 and ($155,665), respectively).......    $233,543,175          $197,400,849
                                                   ============          ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               NINE
                                                              MONTHS       YEAR ENDED
                                  YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                    ------------------------   SEPT. 30,   ---------------
                                   2001     2000     1999      1998       1997     1996
                                  ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $17.67   $17.28   $18.77    $18.29     $17.61   $17.74
                                  ------   ------   ------    ------     ------   ------
  Net Investment Income.........     .81      .82      .83       .64        .88      .86
  Net Realized and Unrealized
    Gain/Loss...................     .94      .38    (1.45)      .50        .65     (.15)
                                  ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................    1.75     1.20     (.62)     1.14       1.53      .71
Less Distributions from and in
  Excess of Net Investment
  Income........................     .78      .81      .87       .66        .85      .84
                                  ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $18.64   $17.67   $17.28    $18.77     $18.29   $17.61
                                  ======   ======   ======    ======     ======   ======

Total Return* (a)...............  10.09%    7.20%   -3.44%     6.38%**    8.93%    4.20%
Net Assets at End of the Period
  (In millions).................  $174.9   $152.5   $162.0    $151.0     $140.7   $142.5
Ratio of Expenses to Average Net
  Assets* (b)...................    .89%     .98%     .92%      .88%       .96%    1.02%
Ratio of Net Investment Income
  to Average Net Assets*........   4.43%    4.79%    4.52%     4.66%      4.96%    4.94%
Portfolio Turnover..............     39%      52%      44%       21%**      46%      35%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b)....................     N/A      N/A      N/A       N/A        N/A    1.03%
Ratio of Net Investment Income
  to Average Net Assets.........     N/A      N/A      N/A       N/A        N/A    4.94%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS       YEAR ENDED
                                   YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                     ------------------------   SEPT. 30,   ---------------
                                    2001     2000     1999      1998       1997     1996
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $17.69   $17.26   $18.76    $18.29     $17.60   $17.74
                                   ------   ------   ------    ------     ------   ------
  Net Investment Income..........     .67      .68      .68       .53        .74      .72
  Net Realized and Unrealized
    Gain/Loss....................     .94      .43    (1.45)      .50        .67     (.15)
                                   ------   ------   ------    ------     ------   ------
Total from Investment
  Operations.....................    1.61     1.11     (.77)     1.03       1.41      .57
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .65      .68      .73       .56        .72      .71
                                   ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $18.65   $17.69   $17.26    $18.76     $18.29   $17.60
                                   ======   ======   ======    ======     ======   ======

Total Return* (a)................   9.27%    6.63%   -4.20%     5.76%**    8.19%    3.35%
Net Assets at End of the Period
  (In millions)..................  $ 47.7   $ 38.3   $ 45.3    $ 40.1     $ 31.0   $ 28.6
Ratio of Expenses to Average Net
  Assets* (b)....................   1.65%    1.74%    1.68%     1.64%      1.72%    1.79%
Ratio of Net Investment Income to
  Average Net Assets*............   3.67%    4.03%    3.76%     3.89%      4.18%    4.17%
Portfolio Turnover...............     39%      52%      44%       21%**      46%      35%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).....................     N/A      N/A      N/A       N/A        N/A    1.79%
Ratio of Net Investment Income to
  Average Net Assets.............     N/A      N/A      N/A       N/A        N/A    4.16%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               NINE
                                                              MONTHS       YEAR ENDED
                                  YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                    ------------------------   SEPT. 30,   ---------------
                                   2001     2000     1999      1998       1997     1996
                                  ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $17.68   $17.26   $18.75    $18.29     $17.60   $17.74
                                  ------   ------   ------    ------     ------   ------
  Net Investment Income.........     .68      .68      .69       .53        .74      .72
  Net Realized and Unrealized
    Gain/Loss...................     .93      .42    (1.45)      .49        .67     (.15)
                                  ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................    1.61     1.10     (.76)     1.02       1.41      .57
Less Distributions from and in
  Excess of Net Investment
  Income........................     .65      .68      .73       .56        .72      .71
                                  ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $18.64   $17.68   $17.26    $18.75     $18.29   $17.60
                                  ======   ======   ======    ======     ======   ======

Total Return* (a)...............   9.27%    6.57%   -4.15%     5.70%**    8.19%    3.35%
Net Assets at End of the Period
  (In millions).................  $ 11.0   $  6.6   $  7.4    $  4.8     $  3.8   $  2.2
Ratio of Expenses to Average Net
  Assets* (b)...................   1.65%    1.74%    1.69%     1.63%      1.71%    1.79%
Ratio of Net Investment Income
  to Average Net Assets*........   3.67%    4.03%    3.75%     3.87%      4.15%    4.16%
Portfolio Turnover..............     39%      52%      44%       21%**      46%      35%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b)....................     N/A      N/A      N/A       N/A        N/A    1.80%
Ratio of Net Investment Income
  to Average Net Assets.........     N/A      N/A      N/A       N/A        N/A    4.16%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1%. and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

N/A=Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $102,405.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund utilized its capital loss carryforward of $2,777,401.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $219,378,193; the aggregate gross unrealized appreciation is $14,594,120 and the aggregate gross unrealized depreciation is $76,904, resulting in net unrealized appreciation on long- and short-term investments of $14,517,216.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $11,933 as a result of credits earned on cash balances.

2.INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $100 million..........................................     .500%
Next $150 million...........................................     .450%
Next $250 million...........................................     .425%
Over $500 million...........................................     .400%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $8,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services Agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $56,500 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $106,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $103,314 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $160,745,057, $46,589,896 and
$11,195,197 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,881,368    $ 34,375,045
  Class B.................................................     850,388      15,577,720
  Class C.................................................     306,639       5,629,473
                                                            ----------    ------------
Total Sales...............................................   3,038,395    $ 55,582,238
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     235,997    $  4,308,867
  Class B.................................................      53,355         974,717
  Class C.................................................       8,452         154,530
                                                            ----------    ------------
Total Dividend Reinvestment...............................     297,804    $  5,438,114
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,369,104)   $(25,022,531)
  Class B.................................................    (510,847)     (9,320,800)
  Class C.................................................     (98,008)     (1,792,524)
                                                            ----------    ------------
Total Repurchases.........................................  (1,977,959)   $(36,135,855)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $147,083,676, $39,358,259 and
$7,203,718 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,095,832    $ 35,682,723
  Class B.................................................     493,919       8,429,915
  Class C.................................................     146,104       2,537,855
                                                            ----------    ------------
Total Sales...............................................   2,735,855    $ 46,650,493
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     240,626    $  4,121,605
  Class B.................................................      63,203       1,081,388
  Class C.................................................       9,022         154,187
                                                            ----------    ------------
Total Dividend Reinvestment...............................     312,851    $  5,357,180
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,080,034)   $(52,627,822)
  Class B.................................................  (1,018,649)    (17,373,389)
  Class C.................................................    (212,943)     (3,655,727)
                                                            ----------    ------------
Total Repurchases.........................................  (4,311,626)   $(73,656,938)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 125,586 and 416,653 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   3.00%           1.00%
Second......................................................   2.50%            None
Third.......................................................   2.00%            None
Fourth......................................................   1.00%            None
Fifth and Thereafter........................................    None            None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $43,200 and CDSC on redeemed shares of approximately $83,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $103,549,049 and $79,295,574, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $363,300 and payments to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $46,200.

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN MUNICIPAL INCOME FUND

  Van Kampen Municipal Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of investment grade municipal securities.


  The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-6
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-22
Other Agreements............................................   B-23
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-27
Portfolio Transactions and Brokerage Allocation.............   B-27
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-36
Other Information...........................................   B-39
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-26



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.




                                                           MIF SAI 1/02

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1985 under the name Van Kampen Merritt Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Municipal Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



  Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.


  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 8,      CLASS     PERCENTAGE
                         OF HOLDER                                2002       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Edward Jones & Co. .........................................   8,032,325         A         16.90%
  Attn: Mutual Fund Shareholder Accounting                       395,815         B          8.80%
  201 Progress Pkwy                                               65,022         C          5.31%
  Maryland Hts, MO 63043-3009
MLPF&S For the Sole Benefit of its Customers................      99,446         C          8.11%
  Attn: Fund Administration 97F05
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Dean Witter Reynolds .......................................     332,195         B          7.40%
  5 World Trade Center Fl. 6
  New York, NY 10048-0205


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

  The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate municipal securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate municipal securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER


  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.


ILLIQUID SECURITIES


  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no-action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                             STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as

"primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.



  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



FUTURES CONTRACTS



  The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



  The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets

(variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



  The Fund will not enter into a futures contract or an option on a futures contracts (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS


  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS

  Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.


  In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and on borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current market value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry, however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.


   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging or risk management transactions in accordance with the requirements of the SEC and the CFTC.


   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

  10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs.


  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures contracts and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS


  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).



                                    TRUSTEES



                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 69                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 63                                     1999, Chairman and Chief Executive Officer of the
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 53                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 49                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                 Stanley Investment Management since December 1998.
21st Floor                                  President and Director since April 1997 and Chief
New York, NY 10020                          Executive Officer since June 1998 of Morgan Stanley
Date of Birth: 08/13/53                     Dean Witter Advisors Inc. and Morgan Stanley Dean
Age: 48                                     Witter Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean Witter
                                            Distributors Inc. since June 1998. Chairman and Chief
                                            Executive Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter Trust FSB.
                                            Director of various Morgan Stanley subsidiaries.
                                            President of the Morgan Stanley Funds since May 1999.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan Stanley
                                            Dean Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the
                                            Morgan Stanley Dean Witter Funds May 1997-April 1999,
                                            and Executive Vice President of Dean Witter, Discover
                                            & Co. prior to May 1997.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 65                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer, Director
1 Parkview Plaza                            and Managing Director of Van Kampen Investments.
P.O. Box 5555                               Chairman, Director and Chief Executive Officer of the
Oakbrook Terrace, IL 60181-5555             Advisers, the Distributor, Van Kampen Advisors Inc.,
Date of Birth: 02/02/46                     since 1998. Managing Director of the Advisers, the
Age: 55                                     Distributor and Van Kampen Advisors Inc., since July
                                            2001. Director and officer of certain other
                                            subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  President of ServiceMaster Management Services, a
One ServiceMaster Way                       network of quality service companies, since January
Downers Grove, IL 60515                     2001. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company, since 1990. Trustee of the
Age: 57                                     University of Notre Dame since 1993. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            2001, Director of the Urban Shopping Centers Inc., a
                                            retail management company. Vice Chairman from April
                                            1997 to April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and consumer
                                            services Company. Prior to 1998, Director of Stone
                                            Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste
                                            Management Inc., an environmental services company,
                                            from June 1996 through February 1997, and from
                                            November 1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of Waste
                                            Management Inc.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 62                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 60                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS



  Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.



      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van
  Date of Birth: 11/16/40              Kampen Investments, and Managing Director, President and
  Executive Vice President and Chief   Chief Operating Officer of the Advisers and Van Kampen
  Investment Officer                   Advisors Inc. Executive Vice President and Chief
  Age: 61                              Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.
A. Thomas Smith III..................  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 12/14/56              Director of the Advisers, Van Kampen Advisors Inc., the
  Vice President and Secretary         Distributor, Investor Services and certain other
  Age: 45                              subsidiaries of Van Kampen Investments. Managing Director
                                       and General Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and Secretary of
                                       each of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, the Distributor,
                                       Investor Services, and certain other subsidiaries of Van
                                       Kampen Investments. Prior to December 2000, Executive Vice
                                       President, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to January
                                       1989, Staff Attorney at the Securities and Exchange
                                       Commission, Division of Investment Management, Office of
                                       Chief Counsel.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Michael H. Santo.....................  Managing Director, Chief Operating Officer and Director of
  Date of Birth: 10/22/55              Van Kampen Investments, Managing Director, Chief Executive
  Vice President                       Officer and Director of Investor Services, Managing
  Age: 46                              Director, Chief Operations and Technology Officer and
                                       Director of the Advisers, the Distributor and Van Kampen
                                       Advisors Inc. and serves as a Director or Officer of
                                       certain other subsidiaries of Van Kampen Investments. Vice
                                       President of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers and their affiliates. Prior to December 2000, Executive
                                       Vice President, Chief Administrative Officer and Director
                                       of Van Kampen Investments, the Advisers, the Distributor,
                                       Van Kampen Advisors Inc., and Investor Services. Prior to
                                       1998, Senior Vice President and Senior Planning Officer
                                       for Individual Asset Management of Morgan Stanley Dean
                                       Witter and its predecessor since 1994.
John R. Reynoldson...................  Executive Director of the Advisers, and Van Kampen
  Date of Birth: 05/15/53              Advisors Inc. Vice President of each of the funds in the
  Vice President                       Fund Complex. Prior to July 2001, Principal and Co-head of
  Age: 48                              the Fixed Income Department of the Advisers, and Van
                                       Kampen Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers, and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.
John L. Sullivan.....................  Executive Director of Van Kampen Investments, the
  Date of Birth: 08/20/55              Advisers, and Van Kampen Advisors Inc. Vice President,
  Vice President, Chief Financial      Chief Financial Officer and Treasurer of each of the funds
  Officer                              in the Fund Complex and certain other investment companies
  and Treasurer                        advised by the Advisers or their affiliates.
  Age: 46
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 11/25/57              and Managing Director, President and Director of the
  Vice President                       Distributor. Vice President of each of the funds in the
  Age: 44                              Fund Complex. Prior to December 2000, President of Van
                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director provided that no compensation will be paid in connection with certain telephonic special meetings.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                 AGGREGATE                 PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                COMPENSATION           RETIREMENT BENEFITS         ANNUAL BENEFITS         BEFORE DEFERRAL
                              BEFORE DEFERRAL          ACCRUED AS PART OF       FROM THE FUND COMPLEX         FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      ---------------------      ---------------
J. Miles Branagan                 $11,519                    $55,340                   $60,000                $124,400
Jerry D. Choate                    10,119                     19,952                    60,000                 112,000
Linda Hutton Heagy                 10,119                      5,454                    60,000                 112,000
R. Craig Kennedy                   11,519                      3,654                    60,000                 124,400
Jack E. Nelson                     11,519                     27,520                    60,000                 124,400
Phillip B. Rooney                  11,519                      9,056                    60,000                 124,400
Wayne W. Whalen                    11,519                     18,424                    60,000                 124,400
Suzanne H. Woolsey                 11,519                     12,355                    60,000                 124,400


---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2001. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.

                                                                         TABLE A


           2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
FUND NAME                               YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
---------                               --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,338    $ 2,138   $ 2,138   $ 2,338   $ 2,338   $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund......   9/30       2,036      1,836     1,836     2,036     2,036     2,036     2,036     2,036
  California Insured Tax Free Fund.....   9/30       1,404      1,204     1,204     1,404     1,404     1,404     1,404     1,404
  Municipal Income Fund................   9/30       1,958      1,758     1,758     1,958     1,958     1,958     1,958     1,958
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,244      1,044     1,044     1,244     1,244     1,244     1,244     1,244
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,069     1,069     1,269     1,269     1,269     1,269     1,269
  New York Tax Free Income Fund........   9/30       1,270      1,070     1,070     1,270     1,270     1,270     1,270     1,270
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,519    $10,119   $10,119   $11,519   $11,519   $11,519   $11,519   $11,519
                                                   =======    =======   =======   =======   =======   =======   =======   =======


                                                                         TABLE B


      2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
FUND NAME                                         YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
---------                                         --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,338    $ 2,138   $ 2,138   $1,754    $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund................   9/30       2,036      1,836     1,836    1,527      2,036     2,036     2,036
  California Insured Tax Free Fund...............   9/30       1,404      1,204     1,204    1,053      1,404     1,404     1,404
  Municipal Income Fund..........................   9/30       1,958      1,758     1,758    1,469      1,958     1,958     1,958
  Intermediate Term Municipal Income Fund........   9/30       1,244      1,044     1,044      933      1,244     1,244     1,244
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,069     1,069      952      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,270      1,070     1,070      953      1,270     1,270     1,270
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,519    $10,119   $10,119   $8,641    $11,519   $11,519   $11,519
                                                             =======    =======   =======   ======    =======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                TRUSTEES
                                       FISCAL    ----------------------------------------------------------------------
FUND NAME                             YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    ROONEY     WHALEN
---------                             --------   --------   ------     -----    -------    ------    ------     ------
  Insured Tax Free Income Fund.......   9/30     $16,605    $ 3,832   $ 9,048   $16,559   $ 30,739   $10,489   $ 19,248
  Strategic Municipal Income Fund....   9/30      15,315      3,437     8,373    15,981     29,586     9,405     18,331
  California Insured Tax Free Fund...   9/30      11,373      2,176     6,405    14,309     26,188     6,160     15,607
  Municipal Income Fund..............   9/30      15,955      3,220     8,908    19,524     35,904     9,318     21,638
  Intermediate Term Municipal Income
    Fund.............................   9/30      10,623      1,901     6,016    13,981     25,545     5,543     15,081
  Florida Insured Tax Free Income
    Fund.............................   9/30      10,719      1,943     6,067     9,434     19,452     5,621     12,437
  New York Tax Free Income Fund......   9/30       6,890      1,941     3,075     5,508     10,091     4,852      6,704
                                                 -------    -------   -------   -------   --------   -------   --------
      Trust Total....................            $87,480    $18,450   $47,892   $95,296   $177,505   $51,388   $109,046
                                                 =======    =======   =======   =======   ========   =======   ========

                                                  FORMER TRUSTEES
                                       -------------------------------------
FUND NAME                              MILLER     REES    ROBINSON    SISTO
---------                              ------     ----    --------    -----
  Insured Tax Free Income Fund.......  $ 6,781   $    0   $10,409    $10,915
  Strategic Municipal Income Fund....    6,781        0    10,409      7,703
  California Insured Tax Free Fund...    6,781        0    10,409      5,486
  Municipal Income Fund..............    9,161    6,366    13,599     18,001
  Intermediate Term Municipal Income
    Fund.............................    6,781        0    10,409      5,085
  Florida Insured Tax Free Income
    Fund.............................    4,306        0     7,471      5,133
  New York Tax Free Income Fund......    1,734        0     2,910      3,440
                                       -------   ------   -------    -------
      Trust Total....................  $42,325   $6,366   $65,616    $55,763
                                       =======   ======   =======    =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Strategic Municipal Income Fund.......................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999

  The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



  As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


  During the fiscal years ended September 30, 2001 2000 and 1999, the Adviser received approximately $3,732,000, $3,917,000 and $4,580,700 respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



  During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received approximately $69,500, $41,200 and $261,600, respectively, in accounting services fees from the Fund.



  LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  During the fiscal years ended September 30, 2001, 2000 and 1999, Van Kampen Investments received approximately $58,000, $34,900 and $30,100, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2001........................   $  671,687       $ 72,129
Fiscal year ended September 30, 2000........................   $  556,223       $ 54,091
Fiscal year ended September 30, 1999........................   $1,348,405       $128,031

  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The Commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



  For shares sold prior to the implementation date of the Plans, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Plans, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.



  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

  The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of
(i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


  As of September 30, 2001, there were $2,759,283 and $32,893 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 4.15% and 0.19% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,273,608 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $621,808 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $491,445 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $130,363 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $199,393 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $94,677 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $104,716 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


  The Distributor has entered into an agreement with SunGuard Investment Products Inc. whereby shares of the Fund will be offered pursuant to retirement plan alliance programs. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance programs should contact the firm mentioned above for information concerning the program including, but not limited to, minimum size and operational requirements.

                                 TRANSFER AGENT

  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



  The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:



                                                                           AFFILIATED BROKERS
                                                                         ----------------------
                                                                            MORGAN        DEAN
                                                              BROKERS    STANLEY & CO.   WITTER
                                                              --------   -------------   ------
Commission paid:
  Fiscal year ended September 30, 2001......................  $      0         $0          $0
  Fiscal year ended September 30, 2000......................  $ 44,480         0           0
  Fiscal year ended September 30, 1999......................  $311,376         0           0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total commissions...........                   0%          0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                   0%          0%



  During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions.

Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


  A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

  In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A


  As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.


        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES


  As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC -- Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code
Section 408(d)(4) or (5), the return of excess contribution or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.



  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.


  Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.


  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



  While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.



  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.



  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


  The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

GENERAL


  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

  Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 3.76%, (ii) the five-year period ended September 30, 2001 was 3.79% and (iii) the ten-year period ended September 30, 2001 was 5.36%.



  The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 4.49%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 4.59%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 7.54%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 90.61%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 100.10%.


CLASS B SHARES


  The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 4.06%, (ii) the five-year period ended September 30, 2001 was 3.75% and (iii) the approximately nine-year, one month period from August 24, 1992 (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 4.75%.



  The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 3.97%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 4.09%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 6.72%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from August 24, 1992 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 52.47%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from August 24, 1992 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 52.47%.

CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 7.00%, (ii) the five-year period ended September 30, 2001 was 3.99% and (iii) the approximately eight-year, one month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) through September 30, 2001 was 3.76%.



  The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2001 was 3.98%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 4.10%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 6.73%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 34.99%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 34.99%.


  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

  Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


  Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



  KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Municipal Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  95.7%
          ALABAMA  0.7%
$1,230    Alabama St Brd Ed Rev Shelton St Cmnty
          College Rfdg (AMBAC Insd)................... 5.375%   10/01/12   $  1,341,979
 2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln
          Ser A (AMBAC Insd).......................... 6.750    08/15/17      3,261,881
   240    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg (a)(e)...... 6.950    01/01/20         14,414
 2,000    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth First Mtg Visionland Proj (a).......... 6.375    02/01/29        625,000
                                                                           ------------
                                                                              5,243,274
                                                                           ------------
          ALASKA  0.4%
    10    Alaska Energy Auth Pwr Rev Bradley Lake Proj
          Ser 1 (BIGI Insd)........................... 6.250    07/01/21         10,025
 1,650    Juneau, AK City & Borough Nonrecourse Rev... 6.875    12/01/25      1,629,688
 1,000    Valdez, AK Marine Term Rev Sohio Pipeline
          Rfdg........................................ 7.125    12/01/25      1,037,670
                                                                           ------------
                                                                              2,677,383
                                                                           ------------
          ARIZONA  1.4%
 3,330    Coconino Cnty, AZ Pollutn Ctl Corp Rev NV
          Pwr Co Proj Rfdg Ser E...................... 5.350    10/01/22      3,029,101
 3,000    Maricopa Cnty, AZ Pollutn Ctl Rfdg.......... 6.150    12/01/14      3,047,430
   500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
          Westminster Vlg Ser A Rfdg.................. 8.250    06/01/15        532,315
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................ 6.000    09/01/12      2,077,050
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................ 6.125    09/01/17      1,906,537
                                                                           ------------
                                                                             10,592,433
                                                                           ------------
          ARKANSAS  1.6%
 6,000    Arkansas St Fed Hwy Grant Antic Ser A....... 5.250    08/01/12      6,477,060
 1,740    Jackson Cnty, AR Hlthcare Fac Brd First Mtg
          Hosp Rev Newport Hosp & Clinic Inc.......... 7.375    11/01/11      1,746,995
 4,417    Maumell, AR Dogwood Addition Prd Mun Ppty
          Owners Rfdg................................. 7.500    03/01/06      4,422,798
                                                                           ------------
                                                                             12,646,853
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA  4.7%
$5,250    Anaheim, CA Pub Fin Auth Lease Cap Apprec
          (FSA Insd)..................................   *      09/01/22   $  1,771,822
 4,730    California Edl Fac Auth Rev College of
          Osteopathic Med Pacific (Prerefunded @
          06/01/03)................................... 7.500%   06/01/18      5,181,810
 4,100    Delano, CA Ctfs Partn Ser A (Prerefunded @
          01/01/03)................................... 9.250    01/01/22      4,550,303
 3,890    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)................................   *      09/01/13      1,988,451
 5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)................................   *      09/01/14      2,578,218
   780    Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg (Prerefunded @
          08/01/02)................................... 7.875    02/01/15        831,379
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg (MBIA Insd).................   *      01/15/17      1,338,960
21,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *      01/15/24      5,667,270
15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *      01/15/30      2,795,250
54,635    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *      01/15/32      9,002,209
 1,155    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)............   *      09/01/19        467,902
 1,265    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)............   *      09/01/22        427,266
 1,380    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)............   *      09/01/25        391,575
                                                                           ------------
                                                                             36,992,415
                                                                           ------------
          COLORADO  3.2%
 2,840    Adams Cnty, CO Single Family Mtg Rev Ser
          A........................................... 8.875    08/01/10      3,838,771
 3,985    Adams Cnty, CO Single Family Mtg Rev Ser
          A........................................... 8.875    08/01/12      5,537,317
   300    Berry Creek Metro Dist CO Rfdg & Impt....... 8.250    12/01/11        304,599
 1,400    Douglas Cnty, CO Sch Dist No 001
          (MBIA Insd).................................   *      12/15/11        893,088
 1,000    Edgewater, CO Redev Auth Tax Increment Rev
          (Prerefunded @ 12/01/03).................... 6.750    12/01/08      1,097,840
 1,320    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).......................................   *      12/15/14        697,158
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).......................................   *      12/15/15        706,961

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          COLORADO (CONTINUED)
$1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).......................................   *      12/15/16   $    662,828
 1,330    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).......................................   *      12/15/18        545,805
 3,690    Jefferson Cnty, CO Residential Mtg Rev...... 11.500%  09/01/12      5,970,789
 5,000    Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (Prerefunded @ 12/1/01)
          (LOC: Meridian Assoc East).................. 7.500    12/01/11      5,095,950
                                                                           ------------
                                                                             25,351,106
                                                                           ------------
          CONNECTICUT  1.2%
 3,005    Connecticut St Hlth & Edl Fac Auth Rev
          Nursing Home Pgm AHF/Hartford (Prerefunded @
          11/01/04)................................... 7.125    11/01/14      3,450,161
   495    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (b).......... 6.500    09/01/06        568,993
 2,530    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (b).......... 6.400    09/01/11      2,724,785
 2,470    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (Prerefunded
          @ 09/01/07) (b)............................. 6.400    09/01/11      2,873,919
                                                                           ------------
                                                                              9,617,858
                                                                           ------------
          DISTRICT OF COLUMBIA  0.6%
 2,500    District of Columbia Rev Natl Pub Radio Ser
          A........................................... 7.700    01/01/23      2,704,925
 1,500    Washington Dist Of Columbia Convention Cent
          Auth Dedicated Tax Rev (AMBAC Insd)......... 5.250    10/01/12      1,594,230
                                                                           ------------
                                                                              4,299,155
                                                                           ------------
          FLORIDA  4.7%
   100    Atlantic Beach, FL Rev Fleet Landing Proj
          Ser A Rfdg & Impt........................... 7.500    10/01/02        102,576
   500    Atlantic Beach, FL Rev Fleet Landing Proj
          Ser A Rfdg & Impt (Prerefunded @
          10/01/04)................................... 7.875    10/01/08        575,525
10,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMBAC
          Insd)....................................... 5.250    10/01/26     10,012,400
 1,500    Cocoa, FL Wtr & Swr Rev Rfdg (FGIC Insd).... 4.500    10/01/22      1,369,425
 9,000    Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
          Ser A Rfdg (MBIA Insd)......................   *      02/01/18      3,563,010
 5,000    Escambia Cnty, FL Hlth Fac Auth Rev FL
          Hlthcare Fac Ln (AMBAC Insd)................ 5.950    07/01/20      5,550,650
 7,640    Florida St Brd Ed Cap Outlay Rfdg Ser A..... 5.500    06/01/10      8,463,745

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$  500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.625%   07/01/20   $    543,765
   595    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)....................................... 6.000    10/01/16        595,631
 3,985    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @
          07/01/02)................................... 10.000   07/01/22      4,282,719
   785    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj............... 8.500    05/01/17        838,513
   928    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj............... 7.500    05/01/18        981,908
                                                                           ------------
                                                                             36,879,867
                                                                           ------------
          GEORGIA  3.1%
 2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev Azalea Manor Proj Ser A................. 6.500    02/01/28      1,857,640
23,550    Georgia Loc Govt Ctfs Partn Grantor Trust
          Ser A (MBIA Insd)........................... 4.750    06/01/28     22,575,972
                                                                           ------------
                                                                             24,433,612
                                                                           ------------
          HAWAII  1.0%
 4,055    Hawaii St Arpts Sys Rev Ser 1993 (MBIA
          Insd)....................................... 6.350    07/01/07      4,361,112
 1,475    Hawaii St Harbor Cap Impt Rev (FGIC Insd)... 6.350    07/01/07      1,594,327
 1,560    Hawaii St Harbor Cap Impt Rev (FGIC Insd)... 6.400    07/01/08      1,687,639
                                                                           ------------
                                                                              7,643,078
                                                                           ------------
          ILLINOIS  10.7%
 3,850    Bedford Pk, IL Tax Increment Rev Sr Lien
          Bedford City Square Proj.................... 9.250    02/01/12      3,974,663
 1,225    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04).................... 9.000    01/01/11      1,395,103
 5,900    Broadview, IL Tax Increment Rev Sr Lien
          (Prerefunded @ 07/01/04) (c)................ 8.250    07/01/13      6,689,066
13,600    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
          (FGIC Insd).................................   *      12/01/22      4,335,000
 6,800    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)...........................   *      12/01/19      2,613,512
 5,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)...........................   *      12/01/20      1,806,600
 6,375    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)...........................   *      12/01/21      2,162,974
 3,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd).................................   *      01/01/19      2,485,800

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago..................................... 7.000%   01/01/11   $  1,215,010
 6,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Proj Ser B..................... 5.200    04/01/11      4,906,500
 3,210    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)... 5.750    01/01/16      3,474,440
 4,130    Chicago, IL Proj & Rfdg Ser C (MBIA Insd)... 5.000    01/01/41      3,942,250
 1,170    Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized)....................... 7.000    09/01/27      1,310,178
   365    Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A.......................... 7.375    01/01/05        376,724
 1,000    Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A.......................... 7.750    01/01/14      1,072,990
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A............................ 6.500    12/01/05      2,132,140
 1,000    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd).............. 8.750    01/01/07      1,235,820
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd).............................   *      12/01/10      1,522,035
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd).............................   *      12/01/11      1,443,054
 5,000    Cook Cnty, IL Ser A (FGIC Insd)............. 5.500    11/15/31      5,156,150
 1,000    Crestwood, IL Tax Increment Rev Rfdg........ 7.250    12/01/08      1,058,320
   900    Hodgkins, IL Tax Increment.................. 9.500    12/01/09        942,885
 1,500    Hodgkins, IL Tax Increment Ser A Rfdg....... 7.625    12/01/13      1,604,925
 1,470    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A............................ 8.500    12/01/15      1,621,851
   450    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj................................ 8.000    11/15/06        466,461
 1,935    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj B (Prerefunded @ 10/01/02)....... 9.000    10/01/22      2,080,589
 3,995    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj Ser A (Prerefunded @ 10/01/02)... 9.500    10/01/22      4,305,212
 2,600    Illinois Hlth Fac Auth Rev Utd Med Cent
          (Prerefunded @ 07/01/03).................... 8.375    07/01/12      2,856,516
    50    Illinois Hsg Dev Auth Residential Mtg Rev
          (Inverse Fltg).............................. 9.917    02/01/18         52,375
 5,750    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Plan Expn Proj Rfdg
          (FGIC Insd)................................. 5.250    12/15/28      5,765,295

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$3,555    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev Cap Apprec McCormick Ser A Rfdg
          (MBIA Insd).................................   *      12/15/15   $  1,764,346
 2,800    Regional Tran Auth IL Ser A (AMBAC Insd).... 8.000%   06/01/17      3,792,012
 3,773    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (a).............................. 8.375    10/15/16         37,734
 1,477    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (a).............................. 8.375    10/15/16         14,766
   535    Round Lake Beach, IL Tax Increment Rev
          Rfdg........................................ 7.200    12/01/04        557,240
   500    Round Lake Beach, IL Tax Increment Rev
          Rfdg........................................ 7.500    12/01/13        522,095
 1,410    Saint Charles, IL Indl Dev Rev Tri-City Ctr
          Proj........................................ 7.500    11/01/13      1,427,851
 4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd).......................................   *      12/01/15      2,120,354
                                                                           ------------
                                                                             84,240,836
                                                                           ------------
          INDIANA  1.3%
 1,000    East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.................................. 6.700    11/01/12        518,340
   570    Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
          Hosp Inc.................................... 7.000    07/01/12        599,098
 2,500    Indiana Bond Bank Spl Pgm Hendricks Redev... 6.200    02/01/23      2,652,475
 1,975    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A.................................. 7.125    06/01/34      1,828,692
   950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj................................. 6.300    12/01/23        668,049
 2,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj................................. 6.400    12/01/33      1,406,340
   550    Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D........................................... 6.750    02/01/14        659,158
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/11         67,473
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/12         62,503
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/13         55,832
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/14         49,803
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/15         46,134
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/16         44,379

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          INDIANA (CONTINUED)
$  225    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/17   $     68,517
 1,500    Wells Cnty, IN Hosp Auth Rev Caylor-Nickel
          Med Ctr Inc Rfdg............................ 8.500%   04/15/03      1,633,455
                                                                           ------------
                                                                             10,360,248
                                                                           ------------
          IOWA  0.6%
 1,840    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)............................. 6.000    07/01/07      2,053,017
 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)............................. 5.750    07/01/17      2,526,192
                                                                           ------------
                                                                              4,579,209
                                                                           ------------
          KANSAS  1.9%
 1,000    Newton, KS Hosp Rev Newton Hlthcare Corp Ser
          A (Prerefunded @ 11/15/04).................. 7.750    11/15/24      1,159,580
 6,150    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd)......................... 5.500    09/01/12      6,746,980
 6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd)......................... 5.625    09/01/13      7,255,116
                                                                           ------------
                                                                             15,161,676
                                                                           ------------
          KENTUCKY  0.9%
 1,000    Bowling Green, KY Indl Dev Rev Coltec Inds
          Inc Rfdg.................................... 6.550    03/01/09      1,016,130
 2,800    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd)................................. 10.220   10/09/08      3,066,000
 1,200    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/01/02) (MBIA Insd)........ 9.915    10/09/08      1,347,000
   455    Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA
          Gtd)........................................ 7.450    01/01/23        464,600
   845    Kentucky St Tpk Auth Toll Rd Rev Ser A...... 5.500    07/01/07        851,033
   155    Kentucky St Tpk Auth Toll Rd Rev Ser A
          (Prerefunded @ 07/01/06).................... 5.500    07/01/07        170,360
                                                                           ------------
                                                                              6,915,123
                                                                           ------------
          LOUISIANA  1.5%
   450    Hodge, LA Util Rev Stone Container Corp Ser
          1990........................................ 9.000    03/01/10        453,582
 1,990    Lafayette, LA Econ Dev Auth Indl Dev Rev
          Advanced Polymer Proj Ser 1985.............. 10.000   11/15/04      2,382,667
 1,000    Lake Charles, LA Harbor & Terminal Dist Port
          Fac Rev Trunkline Lng Co Rfdg............... 7.750    08/15/22      1,067,340

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          LOUISIANA (CONTINUED)
$1,895    Louisiana Pub Fac Auth Rev Indl Dev Beverly
          Enterprises Inc Rfdg........................ 8.250%   09/01/08   $  1,968,697
 3,000    Louisiana St Hlth Edl Auth Rev Lambeth House
          Ser A Rfdg.................................. 5.250    01/01/05      3,011,430
 1,000    New Orleans, LA Rfdg (FGIC Insd)............ 5.500    12/01/21      1,071,600
   450    Port New Orleans, LA Indl Dev Rev Avondale
          Inds Inc Proj Rfdg.......................... 8.250    06/01/04        464,814
 1,400    West Feliciana Parish, LA Pollutn Ctl Rev
          Gulf States Util Co Proj Ser A.............. 7.500    05/01/15      1,459,584
                                                                           ------------
                                                                             11,879,714
                                                                           ------------
          MARYLAND  0.5%
 4,000    Maryland St Cmnty Dev Admin Deamt
          Residential Ser H........................... 5.350    09/01/32      3,973,480
                                                                           ------------

          MASSACHUSETTS  3.3%
 1,065    Massachusetts Edl Ln Auth Rev Edl Ln Rev
          Muni Forwards Issue E Ser A (AMBAC Insd).... 7.000    01/01/10      1,092,083
 7,500    Massachusetts St Fed Hwy Ser A.............. 5.750    06/15/14      8,268,600
 3,500    Massachusetts St Hlth & Edl Facs Auth Rev
          (MBIA Insd)................................. 5.000    07/01/13      3,577,735
 1,500    Massachusetts St Indl Fin Agy Hillcrest Ed
          Ctr Inc Proj (Prerefunded @ 07/01/05)....... 8.450    07/01/18      1,791,450
 5,355    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj.......................... 7.100    10/01/28      5,186,532
   935    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Prerefunded @ 06/01/04)........ 8.800    06/01/14      1,131,958
 5,000    Massachusetts St Tpk Auth Metro Hwy Sys Rev
          Subord Ser A (AMBAC Insd)................... 5.000    01/01/39      4,799,950
                                                                           ------------
                                                                             25,848,308
                                                                           ------------
          MICHIGAN  2.7%
 3,500    Detroit, MI Downtown Dev Auth Tax Increment
          Rev (Prerefunded @ 07/01/06)................ 6.200    07/01/17      4,014,150
   935    Detroit, MI Loc Dev Fin Auth Tax Increment
          Ser C....................................... 6.850    05/01/21        950,437
 5,000    Detroit, MI Sew Disp Rev Sr Lien Rfdg Ser A
          (d)......................................... 5.125    07/01/31      4,969,000
   650    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
          Rev Ser A Rfdg (AMBAC Insd)................. 6.250    07/01/12        681,076
 1,800    Grand Valley, MI St Univ Rev Gen (FGIC
          Insd)....................................... 5.500    02/01/18      1,944,648
 1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Cent................... 5.250    05/15/26      1,158,122

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MICHIGAN (CONTINUED)
$2,000    Michigan St Bldg Auth Rev Fac Proj Ser II
          (AMBAC Insd)................................   *      10/15/11   $  1,285,240
 8,790    Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fiber Proj (a)................. 8.000%   12/01/27      1,757,992
 2,500    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Rfdg B.......................... 5.650    09/01/29      2,501,200
 2,000    Michigan St Strategic Fd Solid Waste Disp
          Rev Genesee Pwr Station Proj................ 7.500    01/01/21      1,976,800
                                                                           ------------
                                                                             21,238,665
                                                                           ------------
          MINNESOTA  0.4%
 2,670    Anoka Hennepin, MN Sch Dist 11 Sch Dist Cr
          Enhancement Pg A............................ 5.000    02/01/12      2,821,870
                                                                           ------------

          MISSISSIPPI  0.1%
 1,060    Ridgeland, MS Urban Renewal Rev The Orchard
          Ltd Proj Ser A Rfdg......................... 7.750    12/01/15      1,104,562
                                                                           ------------

          MISSOURI  1.8%
 2,750    Kansas City, MO Passenger Fac............... 5.000    04/01/24      2,682,872
 2,835    Kansas City, MO Port Auth Fac Riverfront
          Park Proj Ser A............................. 5.750    10/01/06      3,085,642
 1,825    Lees Summit, MO Indl Dev Auth Hlth Fac Rev
          John Knox Vlg Proj Rfdg & Impt.............. 7.125    08/15/12      1,863,380
   735    Missouri St Econ Dev Export & Infrastructure
          Brd Med Office Fac Rev (MBIA Insd).......... 7.250    06/01/04        790,720
 3,920    Missouri St Econ Dev Export & Infrastructure
          Brd Med Office Fac Rev (Prerefunded @
          06/01/04) (MBIA Insd)....................... 7.250    06/01/14      4,448,416
   710    Saint Louis, MO Tax Increment Rev Scullin
          Redev Area Ser A............................ 10.000   08/01/10        877,560
                                                                           ------------
                                                                             13,748,590
                                                                           ------------
          NEBRASKA  1.0%
 5,000    Douglas Cnty, NE Sch Dist Ser B............. 5.000    12/15/23      4,969,750
 2,200    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)........ 11.231   10/17/23      2,285,250
   650    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)........ 8.857    09/15/24        687,375
                                                                           ------------
                                                                              7,942,375
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEVADA  0.1%
$1,000    Washoe Cnty, NV Wtr Fac Rev Sierra Pac Pwr
          Co Rfdg (Var Rate Cpn)...................... 5.750%   03/01/36   $  1,026,840
                                                                           ------------

          NEW HAMPSHIRE  1.1%
   835    New Hampshire Higher Ed & Hlth Fac Auth Rev
          New London Hosp Assn Proj................... 7.500    06/01/05        893,483
 1,555    New Hampshire Higher Edl & Hlth Fac Auth
          Rev......................................... 8.800    06/01/09      1,706,208
   890    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg........... 6.100    07/01/09        908,904
 1,985    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg
          (Prerefunded @ 07/01/04).................... 7.625    07/01/16      2,246,722
   880    New Hampshire St Business Fin Auth Elec Fac
          Rev Plymouth Cogeneration................... 7.750    06/01/14        898,401
 1,000    New Hampshire St Business Fin Auth Rev Alice
          Peck Day Hlth Sys Ser A..................... 6.875    10/01/19        975,340
 1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
          (FGIC Insd)................................. 6.750    11/01/11      1,136,140
                                                                           ------------
                                                                              8,765,198
                                                                           ------------
          NEW JERSEY  5.9%
   250    Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd
          (Prerefunded @ 10/01/04) (MBIA Insd)........ 6.150    10/01/14        279,335
 2,000    Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrig...................................... 8.400    04/01/24      1,850,000
   250    Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)....................................... 6.600    12/01/07        284,015
   250    Hudson Cnty, NJ Ctfs Partn Correctional Fac
          Rfdg (MBIA Insd)............................ 6.600    12/01/21        260,087
   250    Lacey Muni Util Auth NJ Wtr Rev (Prerefunded
          @ 12/01/04) (MBIA Insd)..................... 6.250    12/01/24        281,370
 3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg)
          (FGIC Insd)................................. 6.970    09/19/19      3,908,125
 6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
          Rfdg (MBIA Insd)............................ 6.250    08/15/10      6,979,557
   500    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen-Trenton Ser A............ 6.200    12/01/10        502,680
 2,000    New Jersey Econ Dev Auth Holt Hauling &
          Warehsg Rev Ser G Rfdg...................... 8.400    12/15/15      1,850,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$  210    New Jersey Econ Dev Auth Pollutn Ctl Rev Pub
          Svcs Elec & Gas Co Proj A (MBIA Insd)....... 6.400%   05/01/32   $    222,037
 1,900    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.................... 8.500    11/01/16      2,045,198
   350    New Jersey Econ Dev Auth Rev RWJ Hlthcare
          Corp (FSA Insd)............................. 6.250    07/01/14        385,196
 1,000    New Jersey Econ Dev Auth Rev Utd Methodist
          Homes (Prerefunded @ 07/01/05).............. 7.500    07/01/20      1,171,340
 1,000    New Jersey Econ Dev Auth Rev Utd Methodist
          Homes (Prerefunded @ 07/01/05).............. 7.500    07/01/25      1,171,340
   170    New Jersey Hlthcare Fac Fin Auth Rev (AMBAC
          Insd)....................................... 6.250    07/01/21        183,979
   490    New Jersey Hlthcare Fac Fin Auth Rev
          Atlantic City Med Cent Ser C Rfdg........... 6.800    07/01/11        513,868
   700    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).......... 7.000    07/01/04        775,411
   400    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).......... 7.000    07/01/06        462,268
   250    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............. 6.000    07/01/06        280,597
   245    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser K (MBIA Insd)..................... 6.375    10/01/26        255,893
   500    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser O (MBIA Insd)..................... 6.300    10/01/23        523,850
 3,480    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
          (MBIA Insd)................................. 6.500    01/01/16      4,187,902
 5,710    New Jersey St Tran Corp Ctfs Fed Tran Admin
          Grants Ser A (AMBAC Insd)................... 5.750    09/15/10      6,400,111
10,000    New Jersey St Tran Corp Ctfs Fed Tran Admin
          Grants Ser B (AMBAC Insd)................... 6.000    09/15/15     11,209,900
   300    Union City, NJ (FSA Insd)................... 6.375    11/01/10        354,978
                                                                           ------------
                                                                             46,339,037
                                                                           ------------
          NEW YORK  10.6%
 5,000    Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 5 Rfdg.............................. 7.000    07/01/12      5,116,650
10,000    Nassau Cnty, NY Interim Fin Auth, Ser A..... 5.750    11/15/14     10,985,800
 1,000    New York City Indl Dev Agy Civic Fac
          Marymount Manhattan College Proj
          (Prerefunded @ 07/01/03).................... 7.000    07/01/23      1,090,900
 4,100    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B............................... 5.000    06/15/17      4,100,574

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$5,000    New York City Ser A......................... 7.000%   08/01/07   $  5,831,400
21,860    New York City Ser B (MBIA Insd)............. 5.875    08/01/15     24,322,529
 4,050    New York City Ser C......................... 6.500    08/01/04      4,248,531
 5,000    New York City Ser D......................... 5.200    08/01/14      5,201,650
 2,000    New York City Ser D Rfdg.................... 8.000    02/01/05      2,287,820
 2,200    New York City Ser E......................... 5.700    08/01/08      2,330,042
 2,295    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A................................... 5.750    02/15/11      2,497,235
 2,280    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A................................... 5.750    02/15/12      2,472,865
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg).......................... 9.866    04/01/20      2,984,375
 3,000    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser B (Inverse
          Fltg)....................................... 9.645    07/01/26      3,686,250
 2,000    New York St Energy Resh & Dev Auth Pollutn
          Ctl Rev Niagara Mohawk Pwr Corp Ser A Rfdg
          (FGIC Insd)................................. 7.200    07/01/29      2,264,660
 2,400    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg................................ 5.625    01/01/07      2,502,432
 1,200    Port Auth NY & NJ Cons 95th Ser............. 6.125    07/15/22      1,238,988
                                                                           ------------
                                                                             83,162,701
                                                                           ------------
          OHIO  0.9%
   145    Fairfield, OH Econ Dev Rev Beverly
          Enterprises Inc Proj Rfdg................... 8.500    01/01/03        147,313
 1,750    Franklin Cnty, OH Hlthcare Friendship Vlg
          Dublin, OH Rfdg............................. 5.625    11/01/22      1,682,065
 1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)............ 6.375    04/01/29      1,086,910
 4,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a) (e)......................... 8.250    10/01/14        160,000
 2,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a) (e)......................... 9.000    06/01/21         80,000
 4,000    University Cincinnati, OH Gen Rcpts Ser A
          (FGIC Insd)................................. 5.000    06/01/31      3,923,880
                                                                           ------------
                                                                              7,080,168
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OKLAHOMA  0.5%
$1,980    McAlester, OK Pub Wks Auth Rev Rfdg & Impt
          (Prerefunded @ 12/01/09) (FSA Insd)......... 5.250%   12/01/22   $  2,190,890
 1,235    Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (GNMA Collateralized)............... 7.997    08/01/18      1,395,389
                                                                           ------------
                                                                              3,586,279
                                                                           ------------
          OREGON  2.1%
 3,310    Clackamas, OR Comnty College (FGIC Insd).... 5.250    06/15/18      3,402,316
 2,500    Portland, OR Comnty College Dist Ser B (FGIC
          Insd)....................................... 5.000    06/01/17      2,535,275
10,000    Portland, OR Swr Sys Rev Ser A (FGIC
          Insd)....................................... 5.750    08/01/18     10,718,200
                                                                           ------------
                                                                             16,655,791
                                                                           ------------
          PENNSYLVANIA  4.3%
 5,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
          Sys Rev (AMBAC Insd)........................ 5.650    05/15/20      5,180,550
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)................................. 9.070    06/18/15      2,778,125
   815    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg...... 8.000    08/01/12        840,420
 1,130    Luzerne Cnty, PA Indl Dev Auth First Mtg
          Gross Rev Rfdg.............................. 7.875    12/01/13      1,174,251
 1,000    Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev......................................... 6.750    07/01/29        881,320
 3,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Hosp Rev (Embedded Swap) (AMBAC Insd)....... 6.100    06/01/12      3,223,890
 1,000    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev................................... 6.300    01/01/13        960,970
 5,000    Pennsylvania St Higher Ed Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd)....................................... 10.889   09/01/26      6,093,750
   635    Philadelphia, PA Hosp & Higher Ed Fac Auth
          Hosp Rev Rfdg............................... 7.250    03/01/24        628,021
11,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Auth
          Excise Tax Rev (AMBAC Insd)................. 4.500    02/01/29      9,816,180
 1,450    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A....................................... 6.000    12/01/13      1,637,673
   665    Southern Chester Cnty, PA Hlth & Higher Edl
          Auth Mtg Southern Chester Cnty Med Ser A.... 6.100    06/01/03        664,096
                                                                           ------------
                                                                             33,879,246
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          RHODE ISLAND  0.5%
$1,830    Providence, RI Redev Agy Ctf Part Ser A..... 8.000%   09/01/24   $  1,875,988
 1,820    Rhode Island St Econ Dev Corp Rev........... 7.250    07/01/10      1,825,551
   455    West Warwick, RI Ser A...................... 7.300    07/15/08        494,885
                                                                           ------------
                                                                              4,196,424
                                                                           ------------
          SOUTH CAROLINA  0.5%
 3,000    Charleston Cnty, SC Hlth Facs Rev........... 5.400    04/01/04      3,002,550
 1,070    Piedmont Muni Pwr Agy SC Elec Rev........... 5.000    01/01/25        942,745
                                                                           ------------
                                                                              3,945,295
                                                                           ------------
          SOUTH DAKOTA  0.1%
 1,000    South Dakota St Hlth & Ed Fac Auth Rev Huron
          Regl Med Ctr................................ 7.250    04/01/20      1,028,900
                                                                           ------------

          TENNESSEE  1.0%
 4,000    Elizabethton, TN Hlth & Edl Fac Brd Rev Rfdg
          (MBIA Insd)................................. 7.750    07/01/29      5,056,080
 2,000    Springfield, TN Hlth & Edl Jesse Holman
          Jones Hosp Proj (Prerefunded @ 04/01/06).... 8.500    04/01/24      2,468,180
                                                                           ------------
                                                                              7,524,260
                                                                           ------------
          TEXAS  9.0%
 5,730    Austin, TX Rev Sub Ser A Rfdg (MBIA Insd)...   *      05/15/16      2,696,824
   110    Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj........................................ 9.250    07/01/08        111,575
 1,985    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev................................ 7.600    12/01/17      1,867,528
   500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp.................. 7.000    05/01/21        626,500
 1,500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp (Prerefunded @
          05/01/03)................................... 7.900    05/01/18      1,623,090
   187    Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized)............................. 8.200    04/01/22        189,130
   250    Coastal Wtr Auth TX Conveyance Sys Rev
          (AMBAC Insd)................................ 6.250    12/15/17        250,795
 7,350    Grapevine Colleyville Indpt Sch Dist TX.....   *      08/15/11      4,739,648
 1,250    Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp
          Sys Proj Rfdg............................... 7.125    06/01/15      1,316,413
 1,250    Houston, TX Wtr & Swr Sys Rev Jr Lien Rfdg
          Ser A....................................... 5.000    12/01/20      1,226,488
 2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Rfdg
          Ser A....................................... 5.000    12/01/21      1,949,020

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$10,000   Houston, TX Hotel Occupancy Tax Convtn &
          Entmt Ser B (AMBAC Insd).................... 5.750%   09/01/14   $ 10,987,200
 3,000    Houston, TX Pub Impt Rfdg (FSA Insd)........ 5.750    03/01/14      3,278,790
 7,500    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)................... 9.156    05/15/14      8,991,825
 6,250    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)................... 9.156    05/15/15      7,416,750
 3,250    Lower Co River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)................... 9.156    05/15/16      3,817,255
 2,000    Metro Hlth Facs Dev Corp TX Wilson N Jones
          Mem Hosp Proj............................... 7.200    01/01/21      2,093,140
 2,000    Montgomery Cnty, TX Muni Util Dist No 47
          Wtrwks & Swr (AMBAC Insd)................... 4.750    10/01/24      1,876,200
   250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt................................. 7.000    05/15/28        254,363
   193    Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj................ 7.000    08/01/09        197,036
   500    Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj................ 7.000    08/01/19        509,040
   500    Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj................ 7.000    08/01/24        509,155
   778    Texas Genl Svcs Cmnty Partn Lease Purchase
          Ctfs........................................ 7.500    02/15/13        792,825
 5,800    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev Coll Ser C Rfdg (Inverse Fltg) (GNMA
          Collateralized)............................. 10.859   07/02/24      6,865,750
 4,025    Texas St Higher Ed Coordinating Brd College
          Student Ln Rev.............................. 7.849    10/01/25      4,418,685
    40    Texas St Higher Edl Brd College Sr Lien..... 7.700    10/01/25         40,679
   990    Texas St Veterans Hsg Assistance (MBIA
          Insd)....................................... 6.800    12/01/23      1,035,411
 1,000    Woodhill Pub Fac Corp TX Hsg-Woodhill Apts
          Proj........................................ 7.500    12/01/29      1,016,190
                                                                           ------------
                                                                             70,697,305
                                                                           ------------
          UTAH  2.4%
 2,905    Bountiful, UT Hosp Rev South Davis Cmnty
          Hosp Proj (Prerefunded @ 06/15/04) (c)...... 9.500    12/15/18      3,493,408
 1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 7.800    09/01/15      1,118,954
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 8.000    09/01/20        824,310

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          UTAH (CONTINUED)
$1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 7.800%   09/01/25   $    803,980
11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
          Rfdg........................................ 6.150    02/15/12     12,486,540
   180    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          A1 (FHA Gtd)................................ 7.100    07/01/14        181,768
   240    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          A2 (FHA Gtd)................................ 7.200    01/01/27        253,558
                                                                           ------------
                                                                             19,162,518
                                                                           ------------
          VERMONT  0.1%
 1,000    Vermont Ed & Hlth Bldgs Fing Agy Rev
          Bennington College Proj..................... 6.625    10/01/29      1,011,430
                                                                           ------------

          VIRGINIA  2.0%
 3,000    Alexandria, VA Redev & Hsg Auth 3001 Pk Ctr
          Apts Ser A Rfdg............................. 6.375    04/01/34      2,852,550
 3,850    Charles City Cnty, VA Indl Dev Auth Solid
          Waste Disp Fac Rev Waste Mgmt VA Inc Proj
          Rfdg........................................ 4.875    02/01/09      3,836,833
 2,080    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...... 6.800    03/01/14      2,306,075
 1,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...... 6.900    03/01/19      1,105,030
 5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
          Mem Hosp Ser B Rfdg (MBIA Insd)............. 4.700    07/01/20      5,207,600
                                                                           ------------
                                                                             15,308,088
                                                                           ------------
          WASHINGTON  3.0%
 5,370    Seattle, WA Mun Lt & Pwr Rev Impt & Rfdg
          (FSA Insd).................................. 5.250    03/01/10      5,800,083
 5,000    Seattle, WA Mun Lt & Pwr Rev Impt & Rfdg
          (FSA Insd).................................. 5.500    03/01/16      5,280,100
 5,000    Tacoma, WA Elec Sys Rev Rfdg Ser A (FSA
          Insd)....................................... 5.750    01/01/16      5,420,600
 1,250    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev (FGIC Insd)................... 7.125    07/01/16      1,557,713
 1,555    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser C Rfdg (FSA Insd)......... 5.375    07/01/15      1,585,556
 3,750    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (FSA Insd)......... 5.375    07/01/15      3,823,688
                                                                           ------------
                                                                             23,467,740
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          WEST VIRGINIA  1.0%
$4,000    West VA St Hosp Fin Auth Hosp Rev Bears &
          Bulls WV Univ Med Corp Rfdg (MBIA Insd)..... 6.100%   01/01/18   $  4,106,520
 1,500    West VA St Hosp Fin Auth Hosp Rev Hosp Rev
          Bulls (Embedded Swap) (MBIA Insd)........... 8.600    01/01/18      1,558,305
 5,050    West VA St Cap Apprec Infrastructure Ser A
          (FGIC Insd).................................   *      11/01/19      1,977,479
                                                                           ------------
                                                                              7,642,304
                                                                           ------------
          WISCONSIN  1.2%
 2,830    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)
          (d)......................................... 5.375    01/01/15      2,971,528
 2,750    De Pere, WI Uni Sch Dist Rfdg (FGIC Insd)... 5.000    10/01/13      2,856,453
 2,375    Kenosha Cnty, WI Rfdg Ser A (FGIC Insd)
          (d)......................................... 5.000    03/01/14      2,443,163
   750    Wisconsin Hsg & Econ Dev Auth Home Ownership
          Rev Rfdg (Inverse Fltg)..................... 10.108   10/25/22        780,000
   410    Wisconsin St Hlth & Ed Fac Auth Rev Hess Mem
          Hosp Assn (ACA Insd)........................ 7.200    11/01/05        435,539
                                                                           ------------
                                                                              9,486,683
                                                                           ------------
          GUAM  0.0%
   250    Guam Govt Ser A............................. 5.750... 09/01/04        252,580
                                                                           ------------

          PUERTO RICO  0.1%
   250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).................... 6.375    07/01/24        280,143
   250    Puerto Rico Elec Pwr Auth Pwr Rev Ser U
          Rfdg........................................ 6.000    07/01/14        271,345
   300    Puerto Rico Pub Bldgs Auth Gtd Pub Ed & Hlth
          Fac Ser M Rfdg (FSA Insd)................... 5.750    07/01/15        318,897
                                                                           ------------
                                                                                870,385
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  95.7%
  (Cost $721,728,132)...................................................    751,280,862
SHORT-TERM INVESTMENTS  4.1%
  (Cost $32,525,000)....................................................     32,525,000
                                                                           ------------
TOTAL INVESTMENTS  99.8%
  (Cost $754,253,132)...................................................    783,805,862
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%.............................      1,609,590
                                                                           ------------

NET ASSETS  100.0%......................................................   $785,415,452
                                                                           ============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

 * Zero coupon bond

(a) Non-Income producing security.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) This borrower has filed for protection in federal bankruptcy court.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
FHA--Federal Housing Administration

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $754,253,132).......................  $783,805,862
Cash........................................................       105,507
Receivables:
  Interest..................................................    10,365,972
  Investments Sold..........................................     4,067,637
  Fund Shares Sold..........................................       594,738
Other.......................................................       174,809
                                                              ------------
    Total Assets............................................   799,114,525
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,337,311
  Income Distributions......................................     1,188,620
  Fund Shares Repurchased...................................     1,010,299
  Distributor and Affiliates................................       436,983
  Investment Advisory Fee...................................       309,727
Trustees' Deferred Compensation and Retirement Plans........       211,029
Accrued Expenses............................................       205,104
                                                              ------------
    Total Liabilities.......................................    13,699,073
                                                              ------------
NET ASSETS..................................................  $785,415,452
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $795,642,746
Net Unrealized Appreciation.................................    29,552,730
Accumulated Undistributed Net Investment Income.............        43,264
Accumulated Net Realized Loss...............................   (39,823,288)
                                                              ------------
NET ASSETS..................................................  $785,415,452
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $701,494,495 and 48,191,395 shares of
    beneficial interest issued and outstanding).............  $      14.56
    Maximum sales charge (4.75%* of offering price).........           .73
                                                              ------------
    Maximum offering price to public........................  $      15.29
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $66,551,465 and 4,576,763 shares of
    beneficial interest issued and outstanding).............  $      14.54
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,369,492 and 1,195,856 shares of
    beneficial interest issued and outstanding).............  $      14.52
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................    $46,249,257
Other.......................................................          1,730
                                                                -----------
    Total Income............................................     46,250,987
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,732,025
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,417,500, $669,334 and $158,291,
  respectively).............................................      2,245,125
Shareholder Services........................................        517,516
Legal.......................................................         89,468
Custody.....................................................         72,880
Other.......................................................        391,652
                                                                -----------
    Total Expenses..........................................      7,048,666
    Less Credits Earned on Cash Balances....................         45,675
                                                                -----------
    Net Expenses............................................      7,002,991
                                                                -----------
NET INVESTMENT INCOME.......................................    $39,247,996
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(8,745,489)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (5,460,042)
  End of the Period.........................................     29,552,730
                                                                -----------
Net Unrealized Appreciation During the Period...............     35,012,772
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $26,267,283
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $65,515,279
                                                                ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  39,247,996         $  44,750,302
Net Realized Loss..............................      (8,745,489)          (13,914,244)
Net Unrealized Appreciation/Depreciation During
  the Period...................................      35,012,772           (11,761,787)
                                                  -------------         -------------
Change in Net Assets from Operations...........      65,515,279            19,074,271
                                                  -------------         -------------

Distributions from Net Investment Income:
  Class A Shares...............................     (34,952,996)          (41,154,914)
  Class B Shares...............................      (2,999,555)           (4,125,174)
  Class C Shares...............................        (685,662)             (769,738)
                                                  -------------         -------------
Total Distributions............................     (38,638,213)          (46,049,826)
                                                  -------------         -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      26,877,066           (26,975,555)
                                                  -------------         -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      92,608,170           122,371,500
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      23,133,219            27,736,194
Cost of Shares Repurchased.....................    (128,831,398)         (253,088,708)
                                                  -------------         -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     (13,090,009)         (102,981,014)
                                                  -------------         -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      13,787,057          (129,956,569)
NET ASSETS:
Beginning of the Period........................     771,628,395           901,584,964
                                                  -------------         -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $43,264 and ($566,519), respectively)........   $ 785,415,452         $ 771,628,395
                                                  =============         =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE MONTHS      YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,       ENDED        DECEMBER 31,
CLASS A SHARES                  ------------------------   SEPTEMBER 30,   ---------------
                                 2001     2000     1999        1998         1997     1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.06   $14.50   $15.99      $15.77       $15.27   $15.55
                                ------   ------   ------      ------       ------   ------
  Net Investment Income.......     .74      .79      .82         .66          .85      .90
  Net Realized and Unrealized
    Gain/Loss.................     .49     (.42)   (1.46)        .20          .50     (.30)
                                ------   ------   ------      ------       ------   ------
Total from Investment
  Operations..................    1.23      .37     (.64)        .86         1.35      .60
Less Distributions from and in
  Excess of Net Investment
  Income......................     .73      .81      .85         .64          .85      .88
                                ------   ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $14.56   $14.06   $14.50      $15.99       $15.77   $15.27
                                ======   ======   ======      ======       ======   ======

Total Return (a)..............   8.93%    2.69%   -4.25%       5.62%*       9.14%    4.07%
Net Assets at End of the
  Period (In millions)........  $701.5   $688.3   $777.5      $788.7       $766.2   $792.3
Ratio of Expenses to Average
  Net Assets (b)..............    .83%     .89%     .88%        .84%         .89%     .94%
Ratio of Interest Expense to
  Average Net Assets..........     N/A     .01%     .17%        .03%          N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...   5.16%    5.58%    5.34%       5.63%        5.54%    5.93%
Portfolio Turnover............     31%      45%     116%         89%*        104%      73%
 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE MONTHS      YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,       ENDED        DECEMBER 31,
CLASS B SHARES                  ------------------------   SEPTEMBER 30,   ---------------
                                 2001     2000     1999        1998         1997     1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.05   $14.49   $15.98      $15.76       $15.27   $15.55
                                ------   ------   ------      ------       ------   ------
  Net Investment Income.......     .63      .68      .71         .57          .73      .78
  Net Realized and Unrealized
    Gain/Loss.................     .48     (.42)   (1.47)        .20          .50     (.29)
                                ------   ------   ------      ------       ------   ------
Total from Investment
  Operations..................    1.11      .26     (.76)        .77         1.23      .49
Less Distributions from and in
  Excess of Net Investment
  Income......................     .62      .70      .73         .55          .74      .77
                                ------   ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $14.54   $14.05   $14.49      $15.98       $15.76   $15.27
                                ======   ======   ======      ======       ======   ======

Total Return (a)..............   8.06%    1.90%   -4.95%       5.05%*       8.27%    3.29%
Net Assets at End of the
  Period (In millions)........  $ 66.6   $ 69.5   $106.6      $197.9       $211.2   $211.0
Ratio of Expenses to Average
  Net Assets (b)..............   1.59%    1.67%    1.63%       1.62%        1.65%    1.70%
Ratio of Interest Expense to
  Average Net Assets..........     N/A     .01%     .17%        .03%          N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...   4.40%    4.86%    4.57%       4.85%        4.78%    5.17%
Portfolio Turnover............     31%      45%     116%         89%*        104%      73%
 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

N/A= Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE MONTHS      YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,       ENDED        DECEMBER 31,
CLASS C SHARES                  ------------------------   SEPTEMBER 30,   ---------------
                                 2001     2000     1999        1998         1997     1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.04   $14.48   $15.96      $15.75       $15.25   $15.55
                                ------   ------   ------      ------       ------   ------
  Net Investment Income.......     .63      .68      .70         .57          .73      .78
  Net Realized and Unrealized
    Gain/Loss.................     .47     (.42)   (1.45)        .19          .51     (.31)
                                ------   ------   ------      ------       ------   ------
Total from Investment
  Operations..................    1.10      .26     (.75)        .76         1.24      .47
Less Distributions from and in
  Excess of Net Investment
  Income......................     .62      .70      .73         .55          .74      .77
                                ------   ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $14.52   $14.04   $14.48      $15.96       $15.75   $15.25
                                ======   ======   ======      ======       ======   ======

Total Return (a)..............   8.00%    1.91%   -4.90%       4.99%*       8.34%    3.16%
Net Assets at End of the
  Period (In millions)........  $ 17.4   $ 13.8   $ 17.5      $ 15.5       $ 15.3   $ 12.9
Ratio of Expenses to Average
  Net Assets (b)..............   1.62%    1.66%    1.63%       1.62%        1.66%    1.70%
Ratio of Interest Expense to
  Average Net Assets..........     N/A     .01%     .17%        .03%          N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...   4.37%    4.84%    4.55%       4.86%        4.75%    5.17%
Portfolio Turnover............     31%      45%     116%         89%*        104%      73%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

N/A= Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of the market discount would be $709,563.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $31,090,162 which will expire between September 30, 2003 and September 30, 2009. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $754,253,132; the aggregate gross unrealized appreciation is $50,912,025 and the aggregate gross unrealized depreciation is $21,359,295, resulting in net unrealized appreciation on long- and short-term investments of $29,552,730.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $45,675 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $31,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $127,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $403,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $152,900 are included in "Other" assets on the Statements of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $707,507,510, $69,872,469 and
$18,262,767 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,169,722    $  74,315,551
  Class B................................................     853,323       12,222,572
  Class C................................................     421,979        6,070,047
                                                           ----------    -------------
Total Sales..............................................   6,445,024    $  92,608,170
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   1,473,185    $  21,125,045
  Class B................................................     112,536        1,612,235
  Class C................................................      27,649          395,939
                                                           ----------    -------------
Total Dividend Reinvestment..............................   1,613,370    $  23,133,219
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,412,079)   $(106,312,019)
  Class B................................................  (1,335,414)     (19,134,014)
  Class C................................................    (237,980)      (3,385,365)
                                                           ----------    -------------
Total Repurchases........................................  (8,985,473)   $(128,831,398)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $718,378,933, $75,171,676 and
$15,182,146 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    7,623,934    $ 107,246,548
  Class B...............................................      896,369       12,634,470
  Class C...............................................      176,919        2,490,482
                                                          -----------    -------------
Total Sales.............................................    8,697,222    $ 122,371,500
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,782,054    $  25,019,151
  Class B...............................................      158,622        2,229,310
  Class C...............................................       34,722          487,733
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,975,398    $  27,736,194
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,055,390)   $(198,258,492)
  Class B...............................................   (3,462,689)     (48,701,589)
  Class C...............................................     (436,485)      (6,128,627)
                                                          -----------    -------------
Total Repurchases.......................................  (17,954,564)   $(253,088,708)
                                                          ===========    =============

    Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 618,600 and 1,785,014 Class B shares converted to Class A shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C shares converted to Class A shares.

    Class B and C Shares are offered without a front end sales charges, but are subject to a contingent deferred sale charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $75,400 and CDSC on redeemed shares of approximately $125,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $235,256,936 and $270,236,408, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $619,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $60,100.

                                                           INF SAI 1/02


                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

     Van Kampen Intermediate Term Municipal Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase, and by seeking to maintain a dollar-weighted average portfolio life of three to ten years.


     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-7
Investment Restrictions.....................................   B-12
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-22
Other Agreements............................................   B-23
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-26
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-36
Other Information...........................................   B-39
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-15



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1993 under the name Van Kampen Merritt Limited Term Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust on July 31, 1995 under the name Van Kampen American Capital Limited Term Municipal Income Fund and was renamed Van Kampen American Capital Intermediate Term Municipal Income Fund on January 26, 1996. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                 AMOUNT OF
                      NAME AND ADDRESS                         OWNERSHIP AT       CLASS     PERCENTAGE
                         OF HOLDER                            JANUARY 8, 2002   OF SHARES   OWNERSHIP
------------------------------------------------------------  ---------------   ---------   ----------
Edward Jones & Co. .........................................      739,039           A         22.00%
  ATTN: Mutual Fund Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts, MO 63043-3009
First Clearing Corporation..................................      160,176           A          5.00%
  A/C 8406-3937
  Ronald D. Wolff
  128 Long Bow
  San Antonio, TX 78231-1209
Dean Witter Reynolds........................................      118,627           B         10.00%
  5 World Trade Center, Fl 6
  New York, NY 10048-0205
MLPF&S For the Sole Benefit of Its Customers................       53,449           B         21.00%
  ATTN: Fund Administration 97FU2
  4800 Deer Lake Dr. E 2nd Fl
  Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of Its Customers................      214,106           C         27.00%
  ATTN: Fund Administration 97FY8
  4800 Deer Lake Dr. E. 2nd Fl
  Jacksonville, FL 32246-6484
Stanley J. Holuba & Robert J. Holuba Tr ....................       52,907           C          7.00%
  Stanton Chemicals Trust
  DTD 10/31/86 FBO Angela Holuba
  2 N Hackensack Ave
  Kearny, NJ 07032-4611

                                                                 AMOUNT OF
                      NAME AND ADDRESS                         OWNERSHIP AT       CLASS     PERCENTAGE
                         OF HOLDER                            JANUARY 8, 2002   OF SHARES   OWNERSHIP
------------------------------------------------------------  ---------------   ---------   ----------
Edward Jones and Co. .......................................       63,277           C          8.00%
  ATTN: Mutual Fund Shareholder Accounting
  201 Progress Pkwy
  Maryland Heights, MO 63043-3009
Legg Mason Wood Walker Inc. ................................       48,004           C          6.00%
  369-06433-11
  P.O. Box 1476
  Baltimore, MD 21202


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund generally expects to be invested in municipal securities with a weighted-average portfolio life of three to ten years. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled,
(b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                             STRATEGIC TRANSACTIONS


     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



FUTURES CONTRACTS



     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS


     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.


     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.


     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.



     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.



     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


     1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

     4. Make loans of money or property, except to the extent the obligations the Fund may invest in are considered to be loans and except to the extent that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

     5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.


     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contract or index contracts or options on futures contracts, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.


     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

     11. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).



                                    TRUSTEES



                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 69                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 63                                     1999, Chairman and Chief Executive Officer of the
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 53                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 49                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                 Stanley Investment Management since December 1998.
21st Floor                                  President and Director since April 1997 and Chief
New York, NY 10020                          Executive Officer since June 1998 of Morgan Stanley
Date of Birth: 08/13/53                     Dean Witter Advisors Inc. and Morgan Stanley Dean
Age: 48                                     Witter Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean Witter
                                            Distributors Inc. since June 1998. Chairman and Chief
                                            Executive Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter Trust FSB.
                                            Director of various Morgan Stanley subsidiaries.
                                            President of the Morgan Stanley Funds since May 1999.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan Stanley
                                            Dean Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the
                                            Morgan Stanley Dean Witter Funds May 1997-April 1999,
                                            and Executive Vice President of Dean Witter, Discover
                                            & Co. prior to May 1997.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 65                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer, Director
1 Parkview Plaza                            and Managing Director of Van Kampen Investments.
P.O. Box 5555                               Chairman, Director and Chief Executive Officer of the
Oakbrook Terrace, IL 60181-5555             Advisers, the Distributor and Van Kampen Advisors Inc.
Date of Birth: 02/02/46                     since 1998. Managing Director of the Advisers, the
Age: 55                                     Distributor and Van Kampen Advisors Inc. since July
                                            2001. Director and officer of certain other
                                            subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  President of ServiceMaster Management Services, a
One ServiceMaster Way                       network of quality service companies, since January
Downers Grove, IL 60515                     2001. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company, since 1990. Trustee of the
Age: 57                                     University of Notre Dame since 1993. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            2001, Director of the Urban Shopping Centers Inc., a
                                            retail management company. Vice Chairman from April
                                            1997 to April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and consumer
                                            services Company. Prior to 1998, Director of Stone
                                            Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste
                                            Management Inc., an environmental services company,
                                            from June 1996 through February 1997, and from
                                            November 1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of Waste
                                            Management Inc.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 62                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 60                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS



     Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.



      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van
Date of Birth: 11/16/40                Kampen Investments, and Managing Director, President and
Executive Vice President and Chief     Chief Operating Officer of the Advisers and Van Kampen
Investment Officer                     Advisors Inc. Executive Vice President and Chief
Age: 61                                Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.
A. Thomas Smith III..................  Managing Director and Director of Van Kampen Investments,
Date of Birth: 12/14/56                Director of the Advisers, Van Kampen Advisors Inc., the
Vice President and Secretary           Distributor, Investor Services and certain other
Age: 45                                subsidiaries of Van Kampen Investments. Managing Director
                                       and General Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and Secretary of
                                       each of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, the Distributor,
                                       Investor Services, and certain other subsidiaries of Van
                                       Kampen Investments. Prior to December 2000, Executive Vice
                                       President, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to January
                                       1989, Staff Attorney at the Securities and Exchange
                                       Commission, Division of Investment Management, Office of
                                       Chief Counsel.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Michael H. Santo.....................  Managing Director, Chief Operations Officer and Director
Date of Birth: 10/22/55                of Van Kampen Investments, Managing Director, Chief
Vice President                         Executive Officer and Director of Investor Services,
Age: 46                                Managing Director, Chief Operations and Technology Officer
                                       and Director of the Advisers, the Distributor and Van
                                       Kampen Advisors Inc. and serves as a Director or Officer
                                       of certain other subsidiaries of Van Kampen Investments.
                                       Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers and their affiliates. Prior to December 2000,
                                       Executive Vice President, Chief Administrative Officer and
                                       Director of Van Kampen Investments, the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Investor
                                       Services. Prior to 1998, Senior Vice President and Senior
                                       Planning Officer for Individual Asset Management of Morgan
                                       Stanley Dean Witter and its predecessor since 1994.
John R. Reynoldson...................  Executive Director of the Advisers and Van Kampen Advisors
Date of Birth: 05/15/53                Inc. Vice President of each of the funds in the Fund
Vice President                         Complex. Prior to July 2001, Principal and Co-head of the
Age: 48                                Fixed Income Department of the Advisers and Van Kampen
                                       Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.
John L. Sullivan.....................  Executive Director of Van Kampen Investments, the Advisers
Date of Birth: 08/20/55                and Van Kampen Advisors Inc. Vice President, Chief
Vice President, Chief Financial        Financial Officer and Treasurer of each of the funds in
Officer and Treasurer                  the Fund Complex and certain other investment companies
Age: 46                                advised by the Advisers or their affiliates.
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
Date of Birth: 11/25/57                and Managing Director, President and Director of the
Vice President                         Distributor. Vice President of each of the funds in the
Age: 44                                Fund Complex. Prior to December 2000, President of Van
                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.


     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                         ---------------------------------------------------------------
                                                                                      AGGREGATE
                                                              AGGREGATE           ESTIMATED MAXIMUM           TOTAL
                                   AGGREGATE                 PENSION OR            ANNUAL BENEFITS        COMPENSATION
                                  COMPENSATION           RETIREMENT BENEFITS        FROM THE FUND        BEFORE DEFERRAL
                                BEFORE DEFERRAL          ACCRUED AS PART OF         COMPLEX UPON            FROM FUND
        NAME(1)              FROM THE REGISTRANT(2)          EXPENSES(3)            RETIREMENT(4)          COMPLEX(5)
        -------              ----------------------      -------------------      -----------------      ---------------
J. Miles Branagan......             $11,519                    $55,340                 $60,000              $124,400
Jerry D. Choate........              10,119                     19,952                  60,000               112,000
Linda Hutton Heagy.....              10,119                      5,454                  60,000               112,000
R. Craig Kennedy.......              11,519                      3,654                  60,000               124,400
Jack E. Nelson.........              11,519                     27,520                  60,000               124,400
Phillip B. Rooney......              11,519                      9,056                  60,000               124,400
Wayne W. Whalen........              11,519                     18,424                  60,000               124,400
Suzanne H. Woolsey.....              11,519                     12,355                  60,000               124,400


---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2001. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.

                                                                         TABLE A


           2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
FUND NAME                               YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
---------                               --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,338    $ 2,138   $ 2,138   $ 2,338   $ 2,338   $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund......   9/30       2,036      1,836     1,836     2,036     2,036     2,036     2,036     2,036
  California Insured Tax Free Fund.....   9/30       1,404      1,204     1,204     1,404     1,404     1,404     1,404     1,404
  Municipal Income Fund................   9/30       1,958      1,758     1,758     1,958     1,958     1,958     1,958     1,958
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,244      1,044     1,044     1,244     1,244     1,244     1,244     1,244
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,069     1,069     1,269     1,269     1,269     1,269     1,269
  New York Tax Free Income Fund........   9/30       1,270      1,070     1,070     1,270     1,270     1,270     1,270     1,270
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,519    $10,119   $10,119   $11,519   $11,519   $11,519   $11,519   $11,519
                                                   =======    =======   =======   =======   =======   =======   =======   =======


                                                                         TABLE B


      2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
FUND NAME                                         YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
---------                                         --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,338    $ 2,138   $ 2,138   $1,754    $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund................   9/30       2,036      1,836     1,836    1,527      2,036     2,036     2,036
  California Insured Tax Free Fund...............   9/30       1,404      1,204     1,204    1,053      1,404     1,404     1,404
  Municipal Income Fund..........................   9/30       1,958      1,758     1,758    1,469      1,958     1,958     1,958
  Intermediate Term Municipal Income Fund........   9/30       1,244      1,044     1,044      933      1,244     1,244     1,244
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,069     1,069      952      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,270      1,070     1,070      953      1,270     1,270     1,270
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,519    $10,119   $10,119   $8,641    $11,519   $11,519   $11,519
                                                             =======    =======   =======   ======    =======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                TRUSTEES
                                       FISCAL    ----------------------------------------------------------------------
FUND NAME                             YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    ROONEY     WHALEN
---------                             --------   --------   ------     -----    -------    ------    ------     ------
  Insured Tax Free Income Fund.......   9/30     $16,605    $ 3,832   $ 9,048   $16,559   $ 30,739   $10,489   $ 19,248
  Strategic Municipal Income Fund....   9/30      15,315      3,437     8,373    15,981     29,586     9,405     18,331
  California Insured Tax Free Fund...   9/30      11,373      2,176     6,405    14,309     26,188     6,160     15,607
  Municipal Income Fund..............   9/30      15,955      3,220     8,908    19,524     35,904     9,318     21,638
  Intermediate Term Municipal Income
    Fund.............................   9/30      10,623      1,901     6,016    13,981     25,545     5,543     15,081
  Florida Insured Tax Free Income
    Fund.............................   9/30      10,719      1,943     6,067     9,434     19,452     5,621     12,437
  New York Tax Free Income Fund......   9/30       6,890      1,941     3,075     5,508     10,091     4,852      6,704
                                                 -------    -------   -------   -------   --------   -------   --------
      Trust Total....................            $87,480    $18,450   $47,892   $95,296   $177,505   $51,388   $109,046
                                                 =======    =======   =======   =======   ========   =======   ========

                                                  FORMER TRUSTEES
                                       -------------------------------------
FUND NAME                              MILLER     REES    ROBINSON    SISTO
---------                              ------     ----    --------    -----
  Insured Tax Free Income Fund.......  $ 6,781        0   $10,409    $10,915
  Strategic Municipal Income Fund....    6,781        0    10,409      7,703
  California Insured Tax Free Fund...    6,781        0    10,409      5,486
  Municipal Income Fund..............    9,161    6,366    13,599     18,001
  Intermediate Term Municipal Income
    Fund.............................    6,781        0    10,409      5,085
  Florida Insured Tax Free Income
    Fund.............................    4,306        0     7,471      5,133
  New York Tax Free Income Fund......    1,734        0     2,910      3,440
                                                                       3,440
                                       -------   ------   -------
      Trust Total....................  $42,325   $6,366   $65,616    $55,763
                                       =======   ======   =======    =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Strategic Municipal Income Fund.......................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (collectively, the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but it is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended September 30, 2001, 2000 and 1999, the Adviser received approximately $222,800, $211,500 and $220,600, respectively in advisory fees from the Fund.

                                OTHER AGREEMENTS


     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received approximately $22,100, $26,000 and $57,300, respectively in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal years ended September 30, 2001, 2000 and 1999, Van Kampen Investments received approximately $22,700, $13,500 and $2,600, respectively in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2001........................    $68,860          $8,529
Fiscal year ended September 30, 2000........................    $26,978          $  277
Fiscal year ended September 30, 1999........................    $ 4,303          $  126

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
SIZE OF INVESTMENT                                           OFFERING PRICE    INVESTED     OFFERING PRICE
------------------                                           --------------   -----------   --------------
Less than $25,000..........................................      3.25%           3.36%          3.00%
$25,000 but less than $250,000.............................      2.75%           2.83%          2.50%
$250,000 but less than $500,000............................      1.75%           1.78%          1.50%
$500,000 but less than $1,000,000..........................      1.50%           1.52%          1.25%
$1,000,000 or more.........................................          *               *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.


     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2001, there were $42,756 and $17,183 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 0.38% and 0.20% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $66,854 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $97,413 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $73,859 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $23,554 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $76,457 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $40,311 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $36,146 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:



                                                                           AFFILIATED BROKERS
                                                                        ------------------------
                                                                           MORGAN         DEAN
                                                              BROKERS   STANLEY & CO.    WITTER
                                                              -------   -------------   --------
Commission paid:
  Fiscal year ended September 30, 2001......................  $    0         $0            $0
  Fiscal year ended September 30, 2000......................  $    0         $0            $0
  Fiscal year ended September 30, 1999......................  $4,640         $0            $0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total commissions...........                 0%            0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                 0%            0%



     During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to

Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided the shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption provided, that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Funds are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.


        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES


     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contribution or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.


     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.



     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.



     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.


     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 3.71%, (ii) the five-year period ended September 30, 2001 was 4.65% and (iii) the approximately eight-year, four-month period from May 28, 1993 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 5.30%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 4.40%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 3.90%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 6.40%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from May 28, 1993 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 53.83%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from May 28, 1993 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 59.06%.


CLASS B SHARES


     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 3.42%, (ii) the five-year period ended September 30, 2001 was 4.58% and (iii) the approximately eight-year, four-month period from May 28, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 5.18%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 3.80%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 3.31%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 5.44%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 28, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 52.37%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 28, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 52.37%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 5.42%, (ii) the five-year period ended September 30, 2001 was 4.56% and (iii) the seven-year, eleven-month period from

October 19, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 4.28%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2001 was 3.80%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 3.31%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 5.44%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from October 19, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 39.55%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from October 19, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 39.55%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



     KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  102.3%
           ALABAMA  3.7%
$ 1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA
           Insd)........................................ 5.400%   12/01/15   $ 1,316,939
    430    West Jefferson Cnty, AL Amusement & Pub Park
           Auth (Prerefunded @ 12/01/06)................ 7.500    12/01/08       494,023
                                                                             -----------
                                                                               1,810,962
                                                                             -----------
           ARIZONA  3.0%
    500    Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
           Rev Christian Care Mesa Inc Proj A........... 7.250    04/01/05       523,360
    920    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)........................................ 7.250    07/15/10       958,373
                                                                             -----------
                                                                               1,481,733
                                                                             -----------
           CALIFORNIA  3.0%
    275    California Edl Fac Auth Rev Pacific Grad
           Sch.......................................... 6.950    11/01/07       294,404
  1,000    California St (AMBAC Insd) (a)............... 6.400    09/01/08     1,167,240
                                                                             -----------
                                                                               1,461,644
                                                                             -----------
           COLORADO  2.9%
    265    Colorado Hlth Fac Auth Rev Sr Living Fac
           Eaton Terrace Ser A.......................... 6.800    07/01/09       264,568
     52    Colorado Hsg Fin Auth Single Family Pgm Ser
           E............................................ 8.125    12/01/24        53,379
  1,000    Denver, CO City & Cnty Arpt Rev Ser A (a).... 7.400    11/15/04     1,105,720
                                                                             -----------
                                                                               1,423,667
                                                                             -----------
           CONNECTICUT  1.1%
    145    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A Private Placement (Escrowed to
           Maturity) (b)................................ 6.500    09/01/06       166,675
    380    New Haven, CT Indl Fac Rev Adj Govt Ctr
           Thermal Energies............................. 7.250    07/01/09       380,809
                                                                             -----------
                                                                                 547,484
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA  4.5%
$ 1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
           Ser B-1 (AMBAC Insd)......................... 6.750%   08/01/14   $ 1,216,033
    190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
           Nursing Ctr Partn Rfdg....................... 8.125    12/01/07       197,828
    175    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg.................... 8.125    07/01/06       182,642
    300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
           Proj Rfdg (Escrowed to Maturity)............. 7.125    11/01/06       340,158
    235    Westchase East Cmnty Dev Dist FL Cap Impt
           Rev.......................................... 7.250    05/01/03       243,627
                                                                             -----------
                                                                               2,180,288
                                                                             -----------
           GEORGIA  4.1%
  1,410    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
           Rev North Hill Apts Proj Rfdg (FNMA
           Collateralized) (a).......................... 6.625    01/01/25     1,515,397
    475    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
           Baptist Hlthcare Sys Proj.................... 6.000    10/01/08       472,321
                                                                             -----------
                                                                               1,987,718
                                                                             -----------
           ILLINOIS  6.5%
    300    Bedford Park, IL Tax Increment 71st & Cicero
           Proj Rfdg.................................... 7.000    01/01/06       311,487
  1,000    Chicago, IL Neighborhoods Alive 21 Pgm (FGIC
           Insd)........................................ 5.000    01/01/12     1,046,320
    365    Chicago, IL Tax Increment Alloc Santn Drain &
           Ship Canal Ser A............................. 7.375    01/01/05       376,724
    250    Chicago, IL Tax Increment Alloc Sub Cent Loop
           Redev Ser A.................................. 6.500    12/01/05       266,517
    545    Clay Cnty, IL Hosp Rev....................... 5.500    12/01/10       505,237
    330    Huntley, IL Spl Svc Area No. 7 Spl Tax....... 6.000    03/01/09       345,929
    300    Peoria, IL Spl Tax WeaverRidge Spl Svc
           Area......................................... 7.625    02/01/08       320,238
                                                                             -----------
                                                                               3,172,452
                                                                             -----------
           INDIANA  2.1%
  1,000    Allen Cnty, IN Juvenile Justice First Mtg
           (AMBAC Insd) (c)............................. 5.500    01/01/18     1,033,730
                                                                             -----------

           KANSAS  16.2%
  2,000    Kansas St Dev Fin Auth Lease Juvenile Justice
           Auth Ser D (MBIA Insd)....................... 5.000    05/01/12     2,117,880
  2,065    Kansas St Dev Fin Auth Rev Dept of Commerce &
           Hsg Impact (MBIA Insd) (c)................... 5.000    06/01/11     2,187,867

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           KANSAS (CONTINUED)
$   780    Wyandotte Cnty, KS City KS Univ Brd of Public
           Utility Office Bldg Complex Proj (MBIA
           Insd)........................................ 5.000%   05/01/10   $   835,918
    820    Wyandotte Cnty, KS City KS Univ Brd of Public
           Utility Office Bldg Complex Proj (MBIA
           Insd)........................................ 5.000    05/01/11       878,343
    860    Wyandotte Cnty, KS City KS Univ Brd of Public
           Utility Office Bldg Complex Proj (MBIA
           Insd)........................................ 5.000    05/01/12       912,778
    905    Wyandotte Cnty, KS City KS Univ Brd of Public
           Utility Office Bldg Complex Proj (MBIA
           Insd)........................................ 5.000    05/01/13       950,331
                                                                             -----------
                                                                               7,883,117
                                                                             -----------
           LOUISIANA  1.0%
    170    Iberia Parish, LA Hosp Svc Dist No 1 Hosp
           Rev.......................................... 7.500    05/26/06       173,227
    500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
           Plantation Ser A (d)......................... 7.200    01/01/06       325,000
                                                                             -----------
                                                                                 498,227
                                                                             -----------
           MASSACHUSETTS  1.7%
    300    Massachusetts St Hlth & Edl North Adams Regl
           Hosp Ser C................................... 6.250    07/01/04       316,686
    145    Massachusetts St Indl Fin Agy East Boston
           Neighborhood Proj............................ 7.250    07/01/06       144,117
    390    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth, 144A--Private Placement (b)..... 6.200    06/01/08       371,865
                                                                             -----------
                                                                                 832,668
                                                                             -----------
           MICHIGAN  5.2%
  1,700    Harper Creek, MI Cmnty Sch Dist.............. 5.500    05/01/14     1,837,360
    440    John Tolfree Hlth Sys Corp MI Mtg Rev........ 5.450    09/15/06       437,030
    250    Michigan St Strategic Fd Ltd Oblig Rev United
           Waste Sys Proj............................... 5.200    04/01/10       249,150
                                                                             -----------
                                                                               2,523,540
                                                                             -----------
           MINNESOTA  4.6%
    500    Dakota Cnty, MN Hsg & Redev Auth Multi-Family
           Hsg Rev Affordable Hsg View Pointe Proj...... 6.000    11/01/09       495,870
    225    Minneapolis, MN Multi-Family Rev Hsg Belmont
           Apts Proj.................................... 7.000    11/01/06       230,476
  1,450    Suburban Hennepin, MN Regl Pk................ 5.000    02/01/13     1,504,462
                                                                             -----------
                                                                               2,230,808
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           MISSOURI  6.0%
$ 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
           Insd) (a).................................... 7.000%   09/01/12   $ 1,651,650
  1,200    Lees Summit, MO Wtr & Swr Rev Rfdg (AMBAC
           Insd) (c).................................... 5.250    07/01/09     1,277,052
                                                                             -----------
                                                                               2,928,702
                                                                             -----------
           MONTANA  1.1%
    500    Crow Fin Auth, MT Tribal Purp Rev, 144A--
           Private Placement (b)........................ 5.400    10/01/07       534,990
                                                                             -----------

           NEBRASKA  0.3%
    145    American Pub Energy Agy NE Gas Sup Rev NE Pub
           Gas Agy Proj Ser A (AMBAC Insd).............. 4.375    06/01/10       142,934
                                                                             -----------

           NEVADA  0.5%
    250    Washoe Cnty, NV Wtr Fac Rev Sierra Pac Pwr Co
           Rfdg (Variable Rate Coupon).................. 5.750    03/01/36       256,710
                                                                             -----------

           NEW JERSEY  6.3%
    500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
           Marine Terminal A (e)........................ 7.375    06/01/07       246,250
    250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
           Glen Proj Ser A (Escrowed to Maturity)....... 8.000    05/15/04       277,530
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ
           Hosp Group Issue (Connie Lee Insd)........... 7.000    07/01/06     1,155,670
     85    New Jersey Hlthcare Facs Fin Auth Rev
           Palisades.................................... 7.500    07/01/06        87,370
    170    New Jersey Hlthcare Facs Fing Auth Rev
           Palisades (Prerefunded @ 07/01/02)........... 7.500    07/01/06       177,579
    455    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.500    02/15/16       491,373
    565    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.600    02/15/17       611,319
                                                                             -----------
                                                                               3,047,091
                                                                             -----------
           NEW YORK  6.6%
    380    Brookhaven, NY Indl Dev Agy Sr Residential
           Hsg Rev Woodcrest Estates Fac Ser A.......... 5.875    12/01/09       387,345
    500    New York City Ser A.......................... 7.000    08/01/07       583,140
  1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)........................................ 6.200    08/15/05     1,127,980
  1,000    Niagara Falls, NY Pub Impt (MBIA Insd)....... 6.900    03/01/20     1,111,260
                                                                             -----------
                                                                               3,209,725
                                                                             -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           NORTH CAROLINA  1.4%
$   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev
           Ser D........................................ 6.450%   01/01/14   $   691,551
                                                                             -----------

           OHIO  2.5%
    350    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
           Dev-Port Cleveland Bd Fd B................... 6.500    05/15/05       356,972
    500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
           Proj......................................... 6.000    04/01/09       473,545
    400    Montgomery Cnty, OH Hosp Rev Grandview Hosp &
           Med Cent Rfdg (Escrowed to Maturity)......... 5.250    12/01/01       402,096
                                                                             -----------
                                                                               1,232,613
                                                                             -----------
           OKLAHOMA  0.2%
     75    Shawnee, OK Hosp Auth Hosp Rev Midamerica
           Hlthcare Inc Rfdg............................ 5.750    10/01/03        76,961
                                                                             -----------

           OREGON  2.2%
  1,000    Portland, OR Cmnty College Dist Ser B........ 5.250    06/01/12     1,079,830
                                                                             -----------

           PENNSYLVANIA  6.2%
    225    Erie, PA Higher Edl Bldg Auth College Rev
           Mercyhurst College Proj A Rfdg............... 5.300    03/15/03       230,265
  1,220    Harrisburg, PA Pkg Auth Gtd Ser J Rfdg (MBIA
           Insd)........................................ 5.000    09/01/17     1,234,713
  1,200    Philadelphia, PA Gas Wks Rev Third Ser (FSA
           Insd)........................................ 5.000    08/01/10     1,280,736
    270    Southern Chester Cnty, PA Hlth & Higher Edl
           Auth Mtg Southern Chester Cnty Med Ser A..... 6.100    06/01/03       269,633
                                                                             -----------
                                                                               3,015,347
                                                                             -----------
           SOUTH CAROLINA  0.7%
    350    Charleston Cnty, SC Hlth Facs Rev First Mtg
           Episcopal Church Proj Ser A.................. 5.400    04/01/04       350,298
                                                                             -----------

           TENNESSEE  3.9%
  1,500    Franklin, TN Spl Sch Dist Cap Apprec (FSA
           Insd)........................................   *      06/01/15       763,470
  1,065    Putnam Cnty, TN Rfdg (FGIC Insd)............. 5.250    04/01/13     1,148,549
                                                                             -----------
                                                                               1,912,019
                                                                             -----------
           TEXAS  0.6%
    300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
           Rev Beverly Oaks Arpt Proj Ser A............. 7.500    02/01/10       312,003
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           UTAH  0.9%
$   425    Utah St Hsg Fin Agy Single Family Mtg Mezz
           Ser A-1 (FHA Gtd)............................ 7.150%   07/01/12   $   448,647
                                                                             -----------

           VIRGINIA  1.0%
    500    Pittsylvania Cnty, VA Indl Dev Auth Rev
           Exempt Fac Ser A............................. 7.450    01/01/09       502,495
                                                                             -----------

           WASHINGTON  2.3%
  1,000    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA Insd)
           (c).......................................... 5.500    01/01/11     1,097,590
                                                                             -----------
TOTAL LONG-TERM INVESTMENTS  102.3%
  (Cost $48,350,907)......................................................    49,907,544
                                                                             -----------
SHORT-TERM INVESTMENTS  7.6%
  1,000    Idaho Hlth Facs Auth Rev Saint Lukes Med Ctr
           (Variable Rate Coupon)....................... 2.800    07/01/30     1,000,000
  1,200    Illinois Hlth Facs Auth Revs Elmhurst Mem
           Hlth A (Variable Rate Coupon)................ 2.800    01/01/28     1,200,000
    200    New York City Ser B (Variable Rate Coupon)... 2.700    10/01/20       200,000
    400    New York City Subser A-10 (Variable Rate
           Coupon)...................................... 2.650    08/01/16       400,000
    900    New York St Energy Resh & Dev Auth Pollutn
           Ctl Rev NY Elec Gas Ser D (Variable Rate
           Coupon)...................................... 2.650    10/01/29       900,000
                                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,700,000).......................................................     3,700,000
                                                                             -----------
TOTAL INVESTMENTS  109.9%
  (Cost $52,050,907)......................................................    53,607,544

LIABILITIES IN EXCESS OF OTHER ASSETS (9.9%)..............................    (4,822,791)
                                                                             -----------

NET ASSETS  100.0%........................................................   $48,784,753
                                                                             ===========

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Interest is accruing at less than the stated coupon.

(e) Non-income producing as security is in default.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
FHA--Federal Housing Administration

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $52,050,907)........................    $53,607,544
Cash........................................................         39,540
Receivables:
  Interest..................................................        691,571
  Fund Shares Sold..........................................        334,858
  Investments Sold..........................................         85,132
Other.......................................................        101,333
                                                                -----------
    Total Assets............................................     54,859,978
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      5,570,360
  Fund Shares Repurchased...................................        227,047
  Income Distributions......................................         51,263
  Distributor and Affiliates................................         38,342
Trustees' Deferred Compensation and Retirement Plans........        128,439
Accrued Expenses............................................         59,774
                                                                -----------
    Total Liabilities.......................................      6,075,225
                                                                -----------
NET ASSETS..................................................    $48,784,753
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $47,282,321
Net Unrealized Appreciation.................................      1,556,637
Accumulated Undistributed Net Investment Income.............         89,086
Accumulated Net Realized Loss...............................       (143,291)
                                                                -----------
NET ASSETS..................................................    $48,784,753
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $29,095,902 and 2,791,614 shares of
    beneficial interest issued and outstanding).............    $     10.42
    Maximum sales charge (3.25%* of offering price).........            .35
                                                                -----------
    Maximum offering price to public........................    $     10.77
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,137,723 and 1,070,191 shares of
    beneficial interest issued and outstanding).............    $     10.41
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,551,128 and 822,563 shares of
    beneficial interest issued and outstanding).............    $     10.40
                                                                ===========

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................    $2,471,455
                                                                ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $66,854, $98,335 and $76,425,
  respectively).............................................       241,614
Investment Advisory Fee.....................................       222,794
Accounting..................................................        50,975
Registration and Filing Fees................................        36,267
Shareholder Reports.........................................        34,757
Shareholder Services........................................        34,404
Legal.......................................................        24,242
Custody.....................................................         5,913
Other.......................................................        28,111
                                                                ----------
    Total Expenses..........................................       679,077
    Investment Advisory Fee Reduction.......................       205,351
    Less Credits Earned on Cash Balances....................           393
                                                                ----------
    Net Expenses............................................       473,333
                                                                ----------
NET INVESTMENT INCOME.......................................    $1,998,122
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (143,291)
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       403,555
  End of the Period.........................................     1,556,637
                                                                ----------
Net Unrealized Appreciation During the Period...............     1,153,082
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $1,009,791
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $3,007,913
                                                                ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  1,998,122          $  1,859,195
Net Realized Gain/Loss.........................        (143,291)              208,537
Net Unrealized Appreciation/Depreciation During
  the Period...................................       1,153,082              (489,085)
                                                   ------------          ------------
Change in Net Assets from Operations...........       3,007,913             1,578,647
                                                   ------------          ------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...............................      (1,128,206)           (1,343,777)
  Class B Shares...............................        (337,769)             (375,861)
  Class C Shares...............................        (262,129)             (226,148)
                                                   ------------          ------------
                                                     (1,728,104)           (1,945,786)
                                                   ------------          ------------
Distributions from Net Realized Gain:
  Class A Shares...............................         (15,445)                  -0-
  Class B Shares...............................          (6,277)                  -0-
  Class C Shares...............................          (5,254)                  -0-
                                                   ------------          ------------
                                                        (26,976)                  -0-
                                                   ------------          ------------
Total Distributions............................      (1,755,080)           (1,945,786)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       1,252,833              (367,139)
                                                   ------------          ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      18,809,532            18,339,022
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       1,094,529             1,226,136
Cost of Shares Repurchased.....................     (13,937,914)          (23,163,962)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       5,966,147            (3,598,804)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       7,218,980            (3,965,943)
NET ASSETS:
Beginning of the Period........................      41,565,773            45,531,716
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $89,086 and ($180,932), respectively)........    $ 48,784,753          $ 41,565,773
                                                   ============          ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS       YEAR ENDED
                                    YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                      ------------------------   SEPT. 30,   ---------------
                                     2001     2000     1999      1998       1997     1996
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $10.14   $10.22   $10.73    $10.54     $10.21   $10.26
                                    ------   ------   ------    ------     ------   ------
  Net Investment Income...........     .49      .46      .47       .36        .48      .45
  Net Realized and Unrealized
    Gain/Loss.....................     .23     (.05)    (.48)      .20        .32     (.03)
                                    ------   ------   ------    ------     ------   ------
Total from Investment
  Operations......................     .72      .41     (.01)      .56        .80      .42
                                    ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......     .43      .49      .50       .37        .47      .47
  Distributions from Net Realized
    Gain..........................     .01      -0-      -0-       -0-        -0-      -0-
                                    ------   ------   ------    ------     ------   ------
Total Distributions...............     .44      .49      .50       .37        .47      .47
                                    ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $10.42   $10.14   $10.22    $10.73     $10.54   $10.21
                                    ======   ======   ======    ======     ======   ======

Total Return* (a).................   7.19%    4.13%   -0.10%     5.36%**    8.08%    4.27%
Net Assets at End of the Period
  (In millions)...................  $ 29.1   $ 26.6   $ 29.5    $ 20.6     $ 12.9   $ 12.5
Ratio of Expenses to Average Net
  Assets*.........................    .77%    1.44%    1.28%     1.30%      1.52%    1.56%
Ratio of Net Investment Income to
  Average Net Assets*.............   4.78%    4.65%    4.49%     4.61%      4.67%    4.45%
Portfolio Turnover................    106%      85%      65%       15%**      37%      45%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.23%      N/A      N/A       N/A      1.67%    1.74%
Ratio of Net Investment Income to
  Average Net Assets..............   4.32%      N/A      N/A       N/A      4.52%    4.27%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS       YEAR ENDED
                                    YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                      ------------------------   SEPT. 30,   ---------------
                                     2001     2000     1999      1998       1997     1996
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $10.13   $10.20   $10.71    $10.52     $10.21   $10.26
                                    ------   ------   ------    ------     ------   ------
  Net Investment Income...........     .42      .38      .39       .31        .40      .38
  Net Realized and Unrealized
    Gain/Loss.....................     .22     (.04)    (.47)      .19        .32     (.03)
                                    ------   ------   ------    ------     ------   ------
Total from Investment
  Operations......................     .64      .34     (.08)      .50        .72      .35
                                    ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......     .35      .41      .43       .31        .41      .40
  Distributions from Net Realized
    Gain..........................     .01      -0-      -0-       -0-        -0-      -0-
                                    ------   ------   ------    ------     ------   ------
Total Distributions...............     .36      .41      .43       .31        .41      .40
                                    ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $10.41   $10.13   $10.20    $10.71     $10.52   $10.21
                                    ======   ======   ======    ======     ======   ======

Total Return* (a).................   6.42%    3.46%   -0.81%     4.74%**    7.23%    3.54%
Net Assets at End of the Period
  (In millions)...................  $ 11.1   $  8.6   $ 10.4    $ 15.2     $ 16.4   $ 16.4
Ratio of Expenses to Average Net
  Assets*.........................   1.52%    2.20%    1.97%     2.06%      2.28%    2.32%
Ratio of Net Investment Income to
  Average Net Assets*.............   4.02%    3.90%    3.80%     3.90%      3.91%    3.69%
Portfolio Turnover................    106%      85%      65%       15%**      37%      45%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.98%      N/A      N/A       N/A      2.42%    2.50%
Ratio of Net Investment Income to
  Average Net Assets..............   3.56%      N/A      N/A       N/A      3.77%    3.51%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS       YEAR ENDED
                                    YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                      ------------------------   SEPT. 30,   ---------------
                                     2001     2000     1999      1998       1997     1996
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $10.12   $10.20   $10.71    $10.52     $10.20   $10.26
                                    ------   ------   ------    ------     ------   ------
  Net Investment Income...........     .42      .39      .40       .31        .40      .37
  Net Realized and Unrealized
    Gain/Loss.....................     .22     (.06)    (.48)      .19        .32     (.03)
                                    ------   ------   ------    ------     ------   ------
Total from Investment
  Operations......................     .64      .33     (.08)      .50        .72      .34
                                    ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......     .35      .41      .43       .31        .40      .40
  Distributions from Net Realized
    Gain..........................     .01      -0-      -0-       -0-        -0-      -0-
                                    ------   ------   ------    ------     ------   ------
Total Distributions...............     .36      .41      .43       .31        .40      .40
                                    ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $10.40   $10.12   $10.20    $10.71     $10.52   $10.20
                                    ======   ======   ======    ======     ======   ======

Total Return* (a).................   6.42%    3.36%   -0.81%     4.74%**    7.23%    3.54%
Net Assets at End of the Period
  (In millions)...................  $  8.6   $  6.4   $  5.6    $  3.3     $  3.1   $  5.8
Ratio of Expenses to Average Net
  Assets*.........................   1.52%    2.20%    2.02%     2.06%      2.29%    2.32%
Ratio of Net Investment Income to
  Average Net Assets*.............   4.02%    3.90%    3.75%     3.89%      3.88%    3.70%
Portfolio Turnover................    106%      85%      65%       15%**      37%      45%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.98%      N/A      N/A       N/A      2.43%    2.50%
Ratio of Net Investment Income to
  Average Net Assets..............   3.56%      N/A      N/A       N/A      3.74%    3.52%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $14,762.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $121,332 which will expire September 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $52,050,907; the aggregate gross unrealized appreciation is $2,119,089 and the aggregate gross unrealized depreciation is $562,452, resulting in net unrealized appreciation on long- and short-term investments of $1,556,637.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $393 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2001, the Adviser voluntarily waived $205,351 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $1,600 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $44,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $25,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $99,459 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreci-ation/depreciation and distributions received from these investments are recorded

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $28,751,060, $10,454,853 and $8,076,408 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     838,262    $  8,602,768
  Class B.................................................     559,594       5,708,138
  Class C.................................................     443,910       4,498,626
                                                            ----------    ------------
Total Sales...............................................   1,841,766    $ 18,809,532
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      74,442    $    761,988
  Class B.................................................      16,598         169,628
  Class C.................................................      15,963         162,913
                                                            ----------    ------------
Total Dividend Reinvestment...............................     107,003    $  1,094,529
                                                            ==========    ============
Repurchases:
  Class A.................................................    (740,702)   $ (7,561,207)
  Class B.................................................    (357,879)     (3,657,086)
  Class C.................................................    (265,685)     (2,719,621)
                                                            ----------    ------------
Total Repurchases.........................................  (1,364,266)   $(13,937,914)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $26,947,511, $8,234,173 and $6,134,490 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,064,994    $ 10,687,773
  Class B.................................................     463,760       4,641,788
  Class C.................................................     302,034       3,009,461
                                                            ----------    ------------
Total Sales...............................................   1,830,788    $ 18,339,022
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      85,440    $    856,863
  Class B.................................................      20,237         202,572
  Class C.................................................      16,652         166,701
                                                            ----------    ------------
Total Dividend Reinvestment...............................     122,329    $  1,226,136
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,417,160)   $(14,223,944)
  Class B.................................................    (655,558)     (6,550,781)
  Class C.................................................    (238,373)     (2,389,237)
                                                            ----------    ------------
Total Repurchases.........................................  (2,311,091)   $(23,163,962)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 64,610 and 581,461 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

Class C Shares will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   3.00%           1.00%
Second......................................................   2.50%            None
Third.......................................................   2.00%            None
Fourth......................................................   1.00%            None
Fifth and Thereafter........................................    None            None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $11,600 and CDSC on redeemed shares of approximately $35,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $52,492,426 and $46,707,316 respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2001 are payments retained by Van Kampen of approximately $114,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $6,600.

                      STATEMENT OF ADDITIONAL INFORMATION

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

  Van Kampen Florida Insured Tax Free Income Fund's (the "Fund") investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for Florida tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company.


  The Fund is organized as a non-diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-14
Investment Restrictions.....................................   B-19
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-20
Trustees and Officers.......................................   B-22
Investment Advisory Agreement...............................   B-31
Other Agreements............................................   B-31
Distribution and Service....................................   B-32
Transfer Agent..............................................   B-35
Portfolio Transactions and Brokerage Allocation.............   B-35
Shareholder Services........................................   B-37
Redemption of Shares........................................   B-39
Contingent Deferred Sales Charge-Class A....................   B-39
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-40
Taxation....................................................   B-41
Fund Performance............................................   B-45
Other Information...........................................   B-48
Description of Securities Ratings...........................   B-48
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-12



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.




                                                           FLI SAI 1/02

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1994 under the name Van Kampen Merritt Florida Insured Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Florida Insured Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



  Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.


  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 8,      CLASS     PERCENTAGE
                         OF HOLDER                                2002       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Dean Witter Reynolds........................................    255,718          B            12%
  5 World Trade Center Fl 6                                      23,346          C          7.80%
  New York, NY 10048-0205
Edward Jones & Co...........................................    294,561          A            11%
  Attn: Mutual Fund                                              37,970          C         12.67%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts, MO 63043-3009
Merrill Lynch Pierce Fenner & Smith Inc.
  For the sole benefit of its customers                         182,963          A          6.80%
  Attn: Fund Administration 97F29...........................
  Attn: Fund Administration 97F30                               160,625          B          7.27%
  Attn: Fund Administration 97F06                                65,731          C         21.93%
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
NFSC FEBO...................................................     15,040          C          5.02%
  Lois Kessler TR
  Lois Kessler Rev Liv Trust
  U/A 10/3/90
  4402 Sundial Ct.
  Ft. Myers, FL 33908-1627
Advanced Clearing FBO 4651101241............................     25,228          C          8.42%
  PO Box 2226
  Omaha, NE 68103-2226

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

  The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation. "Non-Substitution" clauses in municipal lease transactions have recently been held unenforceable in Florida as violative of public policy. The Fund will invest in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade at the time of investment.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.


  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.


  Although the Fund invests primarily in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

  As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.

  ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

  Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

  In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

  One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

  There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

  Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

  Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk

(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

SPECIAL CONSIDERATIONS REGARDING FLORIDA MUNICIPAL SECURITIES

  GENERAL. As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in Florida municipal securities. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities. In addition, the specific Florida municipal securities in which the Fund will invest are expected to change from time to time. The following information constitutes only a brief summary of some of the complex factors which may have an impact on the financial situation of issuers of Florida municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal securities may be subject and is not applicable to "conduit" obligations, such as industrial development revenue bonds, with respect to which the public issuer itself has no financial responsibility. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific State of Florida securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Florida municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

  Many factors, including national, economic, social and environmental policies and conditions, that are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Florida municipal securities.


  Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook. The Florida constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and/or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuer maintaining its ad valorem tax base.


  INVESTMENT PRACTICES AND POLICIES OF ISSUERS OF FLORIDA MUNICIPAL
ISSUERS. Florida law does provide certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Although the Florida municipal securities which may be purchased by the Fund will be insured, only those securities that are insured by Original Issuance Insurance will contain restrictions on investments imposed by the issuer of such insurance. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such losses.


  POPULATION, INCOME AND EMPLOYMENT. Population: Florida ranks as the fourth most populous state, with an estimated population of 16.34 million as of April 1, 2001. From 1990 to 2000, the U.S. population has increased about 1% annually, while Florida's population has averaged a 1.8% annual increase due primarily to net in-migration. During that period, 16% of the State's population growth was due to the excess of births over deaths, and 84% to net in-migration. Approximately one-third of such in-migration was from foreign countries, with the rest from other states.


  Since 1990, the ratio of Florida's working age population to total State population has been about 60% and is not expected to change appreciably between 2000 and 2010. The population aged 85 and older was projected to grow by 29% between 1995 and 2000, and by 23% to 409,000, between 2000 and 2005.

  Employment: Since 1990, Florida's working age population (age 18-64) increased 17%, while the number of employed persons increased approximately 20.2%. The trade and services sectors of the State's economy are growing. In 1998, services constituted 36% of the State's total non-farm jobs, compared to 32.6% five years earlier. The total number of jobs increased 20% while jobs in trade and services increased 17% and 32%, respectively. Of the 20 public companies in Florida with the most revenues in 1998, 13 are Fortune 500 companies, with headquarters in the State (FORTUNE MAGAZINE, April 17, 2000).


  The unemployment rate for Florida in 2001 was 3.7% while the nation's rate in 2001 was 4.2%.



  Income: Historically, Florida's total personal income has grown more than that of the U.S. and the other southeastern states. From 1990 to 1999, Florida's total nominal personal income grew by 62% and per capita income expanded approximately 41%. For the nation, total and per capita personal income increased by 59% and 46%, respectively. Because Florida has an older and proportionally larger retirement population than most states, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation and veterans benefits) are major sources of income.



  TOURISM INDUSTRY. Tourism remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities which cater to visitors, such as hotels, restaurants, admissions and gift shops. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, approximately
48.7 million people visited the State in 1998. According to the Florida Statistical Abstract, (University of Florida, Bureau of Economic and Business Research, 2000) during Fiscal year 1999-2000, the State licensed 4,705 hotels and motels with 370,961 total units. During the same period 37,076 food service establishments were licensed, with seating capacity of 3,187,167. Visitors to the State's public parks and recreation areas totaled 16,451,587 for Fiscal year 1999-2000, a 12.3% increase over the prior year.



  STATE FINANCIAL OPERATIONS. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax. Unlike many other jurisdictions, the State of Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax.



  The sales and use tax is the largest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by the county and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county, for certain purposes. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed. In each of the past three legislative sessions of the Florida Legislature, measures were enacted which temporarily waived collection of the sales tax on clothing priced under certain amounts. General revenue was estimated to decrease by $142.7 million in Fiscal Year 1999-2000, and $35.5 million in Fiscal Year 2000-01 as a result of the sales tax waivers.


  Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the

Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.


  For the State fiscal year which ended June 30, 2001, sales and use tax revenue allocated to the State's General Revenue Fund were $13,945.7 million.



  The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. However, these revenues are almost entirely trust funds dedicated for specific purposes and are not included in the State General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (2) the State excise tax of four cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than
4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon.



  Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. The proceeds of the State excise tax of four cents per gallon is distributed by formula to local governments. The first two cents (described as the Constitutional Gas Tax) are primarily pledged for each county's debt service requirements, with any remaining balance deposited into the county's transportation trust fund. The remaining two cents of the excise tax (described as the County and Municipal Gas Taxes) are part of the State Revenue Sharing Program. Proceeds from the SCETS tax are, to the maximum extent possible, expended on road projects in the counties in which the revenues are derived. Local option gas taxes of one to 11 cents per net gallon, and the so-called "ninth cent fuel tax" of one cent per net gallon, of motor fuel may be levied by counties, for use by local governments for transportation expenditures. Local Option Gas Tax revenues may be pledged for payment of bonds issued by the local government or the Division of Bond Finance on behalf of local governments to fund transportation capital improvements.



  Alcoholic beverage tax and license revenues totalled $523.3 million (estimated) in the State fiscal year ended June 30, 2001, a 6% decrease from the prior fiscal year. The receipts of corporate income tax for the State fiscal year ended June 30, 2001 were $1,344.8 million (estimated), a decrease of 4.4% over the prior fiscal year. In November 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery, the proceeds of which are required to be applied as follows: 50% to be returned to the public as prizes, at least 38% to be deposited in the Educational Enhancement Trust (for public education), and no more than 12% to be spent on the administrative cost of operating the lottery.


  The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the State.


  LOCAL GOVERNMENT REVENUE SOURCES. County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.


  STATE CONSTITUTIONAL AMENDMENT LIMITING STATE REVENUES. An amendment to the Constitution of the State of Florida was approved by the voters of the State of Florida at the November 1994 general election. This amendment limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-1996. Excess revenues generated will initially be deposited in the budget stabilization fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit the amount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would have on local government debt obligations payable from state revenues which may be subject to this amendment, such as state revenue sharing moneys or other state revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.


STATE REVENUES SHORTFALL AND BUDGET REDUCTIONS



  RECENT FINANCIAL DEVELOPMENTS. The State's general revenue collections were approximately $130 million less than expected for the fiscal year ended June 30, 2001, or 0.7% of total expected general revenue of $19.3 billion for such period. In anticipation of continued revenue weakness, only 24% of the budget authority for state operations funded by general revenue was released for each of the first two quarters of the current fiscal year.



  Revised general revenue estimates for the current fiscal year were released on September 13, 2001. The forecast reduced general revenue tax estimates by $673.2 million for the 2001-02 fiscal year. Reductions in the general revenue tax estimates resulted from the impact of a slowing national economy.



  As a result of the terrorist attacks on New York City and Washington, D.C., a Consensus Estimating Conference for General Revenues was held October 15, 2001, to revise the general revenue estimates released on September 13. The new estimates of general revenue collections for the current fiscal year were further reduced by $644.3 million; when combined with the September 13 reduction, this amounts to $1,317.5 less than the original estimate used to develop this year's appropriations, a 6.6% reduction. This brings general fund revenues available for appropriation in the current fiscal year to $19,361.7 million, which approximates the amount of general revenue expended on appropriations in the previous fiscal year ($19,245.2 million.) The October 15 Conference also reduced the general revenue estimate for the 2002-03 fiscal year by $783.5 million, which, when added to the September 13 reduction, brings the total estimated general revenue available for appropriation in the fiscal year to $19,595.2 million.



  With regard to the combined General Revenue/Working Capital Fund fiscal position for the current fiscal year, the new estimate, when combined with other funds available, left a year-end projected budget shortfall of $928.5 million. This did not take into account reserve funds of $940.9 million in the Budget Stabilization Fund.



  The Governor and Comptroller have a statutory duty to ensure that no deficit occurs in any State fund. The expected shortfall in the General Revenue Fund requires the State's budget to be reduced, or for moneys in the Budget Stabilization Fund or other available funds to be applied to cover the shortfall or a combination of these alternatives. Due to the size of the projected budget shortfall, the legislature was required to address the expected budget shortfall.



  At a special session of the Florida Legislature concluded on December 6, 2001, the Legislature passed an appropriations bill to address the expected budget shortfall and revise the State's budget for fiscal year ending June 30, 2002. The revised budget uses a combination of spending reductions, deferral of intangible tax relief and transfers or moneys in trust funds and the Working Capital Fund to balance the State's budget as required by section 216.221, Florida Statutes.



  The appropriations bill, which contains the revisions to the State budget, includes spending reductions totalling $722 million. The revised budget also uses $104 million from the Working Capital Fund and $383 million from trust funds to mitigate the budget impact of the expected $1.3 billion revenue shortfall (Senate Bill 2-C, Chapter 2001-367, Laws of Florida). Lastly, the appropriations bill defers the intangibles tax relief until July 1, 2003, adding an estimated $128 million to the current year's budget. The foregoing budgetary items total $1.34 billion and leave the State with a Working Capital Fund balance estimated to be approximately $300 million at the end of the current fiscal year. Additionally, the State's revised budget uses none of the $940 million of reserves maintained in the Budget Stabilization Fund.

  No further action by the Legislature on the State budget is expected. The next time the Legislature is expected to consider the State budget is during the regular legislative session commencing on January 22, 2002, at which time the Legislature will begin formulating the budget for the 2002-03 fiscal year.



  The declining economic conditions in the nation and the state have affected local governments as well. In particular, sales tax and tourist development tax receipts are expected to be less than projected for the current fiscal year. Some localities are more susceptible to economic downturns than others.



  ESTIMATES ARE SUBJECT TO RISK AND UNCERTAINTIES WHICH MAY AFFECT ACTUAL REVENUE COLLECTIONS AND CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE STATED. NO ASSURANCE IS GIVEN THAT ACTUAL REVENUE IMPACT WILL NOT DIFFER MATERIALLY FROM THE ESTIMATES PROVIDED.


  OTHER FACTORS. Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

  The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.


  There can be no assurance that there will not be a further decline in economic conditions or that particular Florida municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER


  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.


ILLIQUID SECURITIES

  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


NON-DIVERSIFICATION


  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code. If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities or other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades or businesses, and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.


                             STRATEGIC TRANSACTIONS


  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS

  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such

Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.



  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



FUTURES CONTRACTS



  The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



  The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets

(variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



  The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS


  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS

  Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.


  In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when-issued and delayed delivery transactions.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.


   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

  The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY


  A S&P Insurer Financial Strength Rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer Financial Strength Ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.



  This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.



  Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by Standard & Poor's from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

  Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.

  An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.


  AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by S&P.


  AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.

  A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

  BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.


  Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.


  CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.


  "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs. Ratings with a "pi" subscript are not subject to potential CreditWatch listings and are not modified with "+" or "-" designations.


DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

  Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

  It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

  Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

  Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.

  Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.

  Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).

  Numeric modifiers are used to refer to the ranking within the group -- with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

  AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

  AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

  A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

                             TRUSTEES AND OFFICERS


  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the

"Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                    TRUSTEES



                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 69                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 63                                     1999, Chairman and Chief Executive Officer of the
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 53                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 49                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                 Stanley Investment Management since December 1998.
21st Floor                                  President and Director since April 1997 and Chief
New York, NY 10020                          Executive Officer since June 1998 of Morgan Stanley
Date of Birth: 08/13/53                     Dean Witter Advisors Inc. and Morgan Stanley Dean
Age: 48                                     Witter Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean Witter
                                            Distributors Inc. since June 1998. Chairman and Chief
                                            Executive Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter Trust FSB.
                                            Director of various Morgan Stanley subsidiaries.
                                            President of the Morgan Stanley Funds since May 1999.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan Stanley
                                            Dean Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the
                                            Morgan Stanley Dean Witter Funds May 1997-April 1999,
                                            and Executive Vice President of Dean Witter, Discover
                                            & Co. prior to May 1997.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 65                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer, Director
1 Parkview Plaza                            and Managing Director of Van Kampen Investments.
P.O. Box 5555                               Chairman, Director and Chief Executive Officer of the
Oakbrook Terrace, IL 60181-5555             Advisers, the Distributor, Van Kampen Advisors Inc.,
Date of Birth: 02/02/46                     since 1998. Managing Director of the Advisers, the
Age: 55                                     Distributor and Van Kampen Advisors Inc., since July
                                            2001. Director and officer of certain other
                                            subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Phillip B. Rooney.........................  President of ServiceMaster Management Services, a
One ServiceMaster Way                       network of quality service companies, since January
Downers Grove, IL 60515                     2001. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company, since 1990. Trustee of the
Age: 57                                     University of Notre Dame since 1993. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            2001, Director of the Urban Shopping Centers Inc., a
                                            retail management company. Vice Chairman from April
                                            1997 to April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and consumer
                                            services Company. Prior to 1998, Director of Stone
                                            Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste
                                            Management Inc., an environmental services company,
                                            from June 1996 through February 1997, and from
                                            November 1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of Waste
                                            Management Inc.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 62                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 60                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS



  Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.



      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van
  Date of Birth: 11/16/40              Kampen Investments, and Managing Director, President and
  Executive Vice President and Chief   Chief Operating Officer of the Advisers and Van Kampen
  Investment Officer                   Advisors Inc. Executive Vice President and Chief
  Age: 61                              Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.
A. Thomas Smith III..................  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 12/14/56              Director of the Advisers, Van Kampen Advisors Inc., the
  Vice President and Secretary         Distributor, Investor Services and certain other
  Age: 45                              subsidiaries of Van Kampen Investments. Managing Director
                                       and General Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and Secretary of
                                       each of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, the Distributor,
                                       Investor Services, and certain other subsidiaries of Van
                                       Kampen Investments. Prior to December 2000, Executive Vice
                                       President, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to January
                                       1989, Staff Attorney at the Securities and Exchange
                                       Commission, Division of Investment Management, Office of
                                       Chief Counsel.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Michael H. Santo.....................  Managing Director, Chief Operating Officer and Director of
  Date of Birth: 10/22/55              Van Kampen Investments, Managing Director, Chief Executive
  Vice President                       Officer and Director of Investor Services, Managing
  Age: 46                              Director, Chief Operations and Technology Officer and
                                       Director of the Advisers, the Distributor and Van Kampen
                                       Advisors Inc. and serves as a Director or Officer of
                                       certain other subsidiaries of Van Kampen Investments. Vice
                                       President of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers and their affiliates. Prior to December 2000, Executive
                                       Vice President, Chief Administrative Officer and Director
                                       of Van Kampen Investments, the Advisers, the Distributor,
                                       Van Kampen Advisors Inc., and Investor Services. Prior to
                                       1998, Senior Vice President and Senior Planning Officer
                                       for Individual Asset Management of Morgan Stanley Dean
                                       Witter and its predecessor since 1994.
John R. Reynoldson...................  Executive Director of the Advisers, and Van Kampen
  Date of Birth: 05/15/53              Advisors Inc. Vice President of each of the funds in the
  Vice President                       Fund Complex. Prior to July 2001, Principal and Co-head of
  Age: 48                              the Fixed Income Department of the Advisers, and Van
                                       Kampen Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers, and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.
John L. Sullivan.....................  Executive Director of Van Kampen Investments, the
  Date of Birth: 08/20/55              Advisers, and Van Kampen Advisors Inc. Vice President,
  Vice President, Chief Financial      Chief Financial Officer and Treasurer of each of the funds
  Officer                              in the Fund Complex and certain other investment companies
  and Treasurer                        advised by the Advisers or their affiliates.
  Age: 46
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 11/25/57              and Managing Director, President and Director of the
  Vice President                       Distributor. Vice President of each of the funds in the
  Age: 44                              Fund Complex. Prior to December 2000, President of Van
                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.


  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                 AGGREGATE                 PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                COMPENSATION           RETIREMENT BENEFITS         ANNUAL BENEFITS         BEFORE DEFERRAL
                              BEFORE DEFERRAL          ACCRUED AS PART OF       FROM THE FUND COMPLEX         FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      ---------------------      ---------------
J. Miles Branagan                 $11,519                    $55,340                   $60,000                $124,400
Jerry D. Choate                    10,119                     19,952                    60,000                 112,000
Linda Hutton Heagy                 10,119                      5,454                    60,000                 112,000
R. Craig Kennedy                   11,519                      3,654                    60,000                 124,400
Jack E. Nelson                     11,519                     27,520                    60,000                 124,400
Phillip B. Rooney                  11,519                      9,056                    60,000                 124,400
Wayne W. Whalen                    11,519                     18,424                    60,000                 124,400
Suzanne H. Woolsey                 11,519                     12,355                    60,000                 124,400


---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2001. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.


                                                                         TABLE A


           2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,338    $ 2,138   $ 2,138   $ 2,338   $ 2,338   $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund......   9/30       2,036      1,836     1,836     2,036     2,036     2,036     2,036     2,036
  California Insured Tax Free Fund.....   9/30       1,404      1,204     1,204     1,404     1,404     1,404     1,404     1,404
  Municipal Income Fund................   9/30       1,958      1,758     1,758     1,958     1,958     1,958     1,958     1,958
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,244      1,044     1,044     1,244     1,244     1,244     1,244     1,244
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,069     1,069     1,269     1,269     1,269     1,269     1,269
  New York Tax Free Income Fund........   9/30       1,270      1,070     1,070     1,270     1,270     1,270     1,270     1,270
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,519    $10,119   $10,119   $11,519   $11,519   $11,519   $11,519   $11,519
                                                   =======    =======   =======   =======   =======   =======   =======   =======

                                                                         TABLE B


      2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,338    $ 2,138   $ 2,138   $1,754    $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund................   9/30       2,036      1,836     1,836    1,527      2,036     2,036     2,036
  California Insured Tax Free Fund...............   9/30       1,404      1,204     1,204    1,053      1,404     1,404     1,404
  Municipal Income Fund..........................   9/30       1,958      1,758     1,758    1,469      1,958     1,958     1,958
  Intermediate Term Municipal Income Fund........   9/30       1,244      1,044     1,044      933      1,244     1,244     1,244
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,069     1,069      952      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,270      1,070     1,070      953      1,270     1,270     1,270
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,519    $10,119   $10,119   $8,641    $11,519   $11,519   $11,519
                                                             =======    =======   =======   ======    =======   =======   =======


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                  TRUSTEES
                                         FISCAL    ----------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    ROONEY     WHALEN
               ---------                --------   --------   ------     -----    -------    ------    ------     ------
  Insured Tax Free Income Fund.........   9/30     $16,605    $ 3,832   $ 9,048   $16,559   $ 30,739   $10,489   $ 19,248
  Strategic Municipal Income Fund......   9/30      15,315      3,437     8,373    15,981     29,586     9,405     18,331
  California Insured Tax Free Fund.....   9/30      11,373      2,176     6,405    14,309     26,188     6,160     15,607
  Municipal Income Fund................   9/30      15,955      3,220     8,908    19,524     35,904     9,318     21,638
  Intermediate Term Municipal Income
    Fund...............................   9/30      10,623      1,901     6,016    13,981     25,545     5,543     15,081
  Florida Insured Tax Free Income
    Fund...............................   9/30      10,719      1,943     6,067     9,434     19,452     5,621     12,437
  New York Tax Free Income Fund........   9/30       6,890      1,941     3,075     5,508     10,091     4,852      6,704
                                                   -------    -------   -------   -------   --------   -------   --------
      Trust Total......................            $87,480    $18,450   $47,892   $95,296   $177,505   $51,388   $109,046
                                                   =======    =======   =======   =======   ========   =======   ========

                                                    FORMER TRUSTEES
                                         -------------------------------------
               FUND NAME                 MILLER     REES    ROBINSON    SISTO
               ---------                 ------     ----    --------    -----
  Insured Tax Free Income Fund.........  $ 6,781   $    0   $10,409    $10,915
  Strategic Municipal Income Fund......    6,781        0    10,409      7,703
  California Insured Tax Free Fund.....    6,781        0    10,409      5,486
  Municipal Income Fund................    9,161    6,366    13,599     18,001
  Intermediate Term Municipal Income
    Fund...............................    6,781        0    10,409      5,085
  Florida Insured Tax Free Income
    Fund...............................    4,306        0     7,471      5,133
  New York Tax Free Income Fund........    1,734        0     2,910      3,440
                                         -------   ------   -------    -------
      Trust Total......................  $42,325   $6,366   $65,616    $55,763
                                         =======   ======   =======    =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Strategic Municipal Income Fund.......................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999



  The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



  As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT

  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


                                                                       FISCAL YEARS
                                                                          ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                                                                2001       2000       1999
                                                                ----       ----       ----
Adviser received the approximate advisory fee net of fee
  waivers...................................................     --         --         --
Adviser waived the approximate advisory fee from the Fund...  $360,900   $322,400   $319,000


                                OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



  During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received $22,900, $0 and $0, respectively, in accounting services fees from the Fund.

  LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  During the fiscal years ended September 30, 2001, 2000 and 1999, Van Kampen Investments received $22,400, $0 and $0, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2001........................    $160,068        $  9,164
Fiscal year ended September 30, 2000........................    $ 89,302        $ 10,604
Fiscal year ended September 30, 1999........................    $305,087        $ 32,731


  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.


  The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of
(i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2001, there were $1,132,586 and $25,584 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.4% and 0.6% of the Fund's net assets attributable to Class B

Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $86,365 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $331,183 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $249,006 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $82,177 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $28,073 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $13,128 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $14,945 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


  From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:



                                                                          AFFILIATED BROKERS
                                                                        ----------------------
                                                                           MORGAN        DEAN
                                                              BROKERS   STANLEY & CO.   WITTER
                                                              -------   -------------   ------
Commission paid:
  Fiscal year ended September 30, 2001......................   $  0          $0           $0
  Fiscal year ended September 30, 2000......................      0           0            0
  Fiscal year ended September 30, 1999......................   $400           0            0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total commissions...........      0           0            0
  Value of brokerage transactions with affiliate to total
     transactions...........................................      0           0            0



  During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES


  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


  A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


  In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purpose upon the shareholder's disposition of such securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


  As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES


  As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC--Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U. S. Treasury regulation Section 1.401(k)-1(d)(2), or from the death or disability of the employee (see Code
Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code
Section 401(a)(9).


  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS

  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.


  Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.


  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.



  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.



  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


  The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL


  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


  The table below illustrates approximate equivalent taxable and tax-free yields at the federal individual income tax rates in effect on the date of this Statement of Additional Information.

  The table shows, for example, that a couple with a taxable income of $90,000, or a single individual with a taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately an 8.33% taxable yield at current federal income tax rates to receive the same benefit.

  The State of Florida imposes no income tax on individuals; accordingly, the table reflects only the exemption from Federal income taxes. The table does not reflect the exemption of shares of the Fund from the State's intangible tax; accordingly, Florida residents subject to such tax would need a somewhat higher taxable return than those shown to equal the tax-exempt return of the Florida Fund.


                    2002 FEDERAL TAXABLE VS. TAX-FREE YIELDS


                                     FEDERAL     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT          TAX     -----------------------------------------------
     RETURN            RETURN        BRACKET   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%
----------------   ---------------   -------   ----   ----   ----   ----   ----   ----   -----
$        0-6,000   $      0-12,000   10.00%    3.89%  4.44%  5.00%  5.56%  6.11%  6.67%   7.22%
    6,000-27,950     12,000-46,700   15.00%    4.12   4.71   5.29   5.88   6.47   7.06    7.65
   27,950-67,700    46,700-112,850   27.00%    4.79   5.48   6.16   6.85   7.53   8.22    8.90
  67,700-141,250   112,850-171,950   30.00%    5.00   5.71   6.43   7.14   7.86   8.57    9.29
 141,250-307,050   171,950-307,050   35.00%    5.38   6.15   6.92   7.69   8.46   9.23   10.00
    Over 307,050      Over 307,050   38.60%    5.70   6.51   7.33   8.14   8.96   9.77   10.59

                  TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       -------------------------------------
     RETURN       7.0%    7.5%    8.0%    8.5%    9.0%
----------------  -----   -----   -----   -----   -----
$        0-6,000   7.78%   8.33%   8.89%   9.44%  10.00%
    6,000-27,950   8.24    8.82    9.41   10.00   10.59
   27,950-67,700   9.59   10.27   10.96   11.64   12.33
  67,700-141,250  10.00   10.71   11.43   12.14   12.86
 141,250-307,050  10.77   11.54   12.31   13.08   13.85
    Over 307,050  11.40   12.21   13.03   13.84   14.66

                                FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

  Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.


  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 5.63%, (ii) the five-year period ended September 30, 2001 was 5.02% and (iii) the approximately seven-year, two-month period from July 29, 1994 (commencement of distribution of Class A Shares of the Fund) through September 30, 2001 was 5.69%.



  The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 3.82%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 4.41%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 7.24%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 48.75%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 56.14%.


CLASS B SHARES


  The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 6.12%, (ii) the five-year period ended September 30, 2001 was 5.02% and (iii) the approximately seven-year, two-month period from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 5.65%.



  The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 3.25%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 3.90%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 6.40%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 48.31%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 48.31%.


CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 9.25%, (ii) the five-year period ended September 30, 2001 was 5.30% and (iii) the approximately seven-year, two-month period from July 29, 1994 (commencement of distribution of Class C Shares of the Fund) through September 30, 2001 was 5.66%.



  The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2001 was 3.25%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 3.89%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 6.39%.

  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 29, 1994 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 48.47%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from July 29, 1994 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 48.47%.


  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


  Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


  Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



  KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois). Squire, Sanders & Dempsey L.L.P. acts as special counsel to the Fund for Florida disclosure and Florida tax matters.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

  2. Nature of and provisions of the obligation:

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

  D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


MUNICIPAL NOTES


  A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

  SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

  SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3: Speculative capacity to pay principal and interest.


COMMERCIAL PAPER


  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


TAX-EXEMPT DUAL RATINGS


  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


  Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


  Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


  1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

  2) Notes allowing for negative coupons, or negative principal.

  3) Notes containing any provision which could obligate the investor to make any additional payments.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

  Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


SHORT-TERM EXEMPT NOTES


  In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

  The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

  MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

  MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

  MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

  MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.


  SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



TAX-EXEMPT COMMERCIAL PAPER



  Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



  Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


  -- Leading market positions in well established industries.

  -- High rates of return on funds employed.

  -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.


  Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 Securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



  Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


  Issuers rated Not Prime do not fall within any of the prime rating categories.


  In addition, in certain countries the prime rating may be modified by the issuer's or guarantors senior unsecured long-term debt rating.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)                       DESCRIPTION                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  98.2%
           FLORIDA  97.3%
$   410    Boca Raton, FL Spl Assmt-Vision 90 Proj Rfdg
           (AMBAC Insd)................................. 5.000%   07/01/03   $   428,413
    280    Brevard Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................ 6.650    09/01/21       296,727
    650    Brevard Cnty, FL Sales Tax Rev (MBIA Insd)... 5.750    12/01/13       701,512
  1,000    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
           (AMBAC Insd)................................. 5.400    07/01/12     1,094,330
    500    Broward Cnty, FL Sch Brd Ctfs Ser A (FSA
           Insd)........................................ 5.000    07/01/22       495,815
    500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
           Ser A Rfdg (FSA Insd)........................ 6.500    08/15/12       527,240
    500    Dade Cnty, FL Aviation Rev Ser B (MBIA
           Insd)........................................ 5.600    10/01/26       516,150
  1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
           Univ of Miami Ser B (MBIA Insd).............. 5.750    04/01/20     1,051,710
    500    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
           (Prerefunded @ 05/01/04) (MBIA Insd)......... 6.000    05/01/14       545,750
    500    Dade Cnty, FL Sch Dist (MBIA Insd)........... 5.000    02/15/13       518,530
    750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
           Insd)........................................ 5.375    10/01/16       785,752
    900    Daytona Beach, FL Wtr & Swr Rev (AMBAC
           Insd)........................................ 5.750    11/15/10       948,087
  1,250    Escambia Cnty, FL Hlth Fac Auth Rev FL
           Hlthcare Fac Ln (AMBAC Insd)................. 5.950    07/01/20     1,387,662
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev
           (FGIC Insd).................................. 5.250    01/01/24     1,015,650
    575    Florida Muni Ln Council Rev Ser B (MBIA
           Insd)........................................ 5.750    11/01/14       637,635
  1,200    Florida Ports Fin Comm Rev St Trans Tr Fd
           Intermodal Pgm (FGIC Insd)................... 5.500    10/01/29     1,221,720
  3,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
           Rfdg (FGIC Insd)............................. 4.500    06/01/23     2,733,060
  2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd).................................. 5.750    06/01/29     2,130,380
  1,250    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................ 6.000    07/01/12     1,433,450

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................ 6.000%   07/01/14   $ 1,130,960
  3,250    Florida St Brd of Ed Lottery Rev Ser B (FGIC
           Insd)........................................ 5.250    07/01/13     3,439,540
    750    Florida St Brd Regt Hsg Rev (MBIA Insd)...... 5.750    07/01/14       829,440
  2,000    Florida St Brd Regt Univ Sys Impt Rev (AMBAC
           Insd)........................................ 4.500    07/01/23     1,819,940
  1,000    Florida St Dept Envrnmtl Protn Presvtn Rev
           Ser A (FGIC Insd)............................ 5.250    07/01/05     1,078,810
  1,750    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Protn Presvtn 2000 Ser A (AMBAC
           Insd)........................................ 5.000    07/01/12     1,824,725
    500    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Protn Presvtn 2000 Ser A Rfdg (FSA
           Insd)........................................ 5.500    07/01/09       551,850
  1,500    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Protn Presvtn 2000 Ser B (FSA
           Insd)........................................ 5.250    07/01/11     1,614,525
  1,750    Florida St Tpk Auth Tpk Rev Dept Trans Ser A
           Rfdg (FGIC Insd)............................. 5.500    07/01/05     1,903,335
    250    Florida St Tpk Auth Tpk Rev Ser A (FSA
           Insd)........................................ 4.500    07/01/28       223,192
    500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)..... 5.650    12/01/20       533,320
  1,500    Hillsborough Cnty, FL Util Jr Lien Rfdg
           (AMBAC Insd)................................. 5.500    08/01/11     1,665,360
  1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd)........................................ 6.100    10/01/18     1,079,400
  1,500    Inland Protn Fin Corp FL Spl Oblig Rev (FSA
           Insd)........................................ 5.000    01/01/03     1,548,660
  1,000    Jacksonville, FL Elec Auth Rev Saint John's
           Pwr-2 Ser 7 Rfdg (MBIA Insd)................. 5.500    10/01/14     1,033,320
  1,000    Jacksonville, FL Wtr & Swr Rev Utd Wtr FL
           Proj (AMBAC Insd)............................ 6.350    08/01/25     1,092,300
    500    Lakeland, FL Elec & Wtr Rev Ser A Rfdg (MBIA
           Insd)........................................ 5.000    10/01/28       492,275
    445    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
           Rev Multi-Cnty Pgm Ser A (GNMA
           Collateralized).............................. 7.450    09/01/27       500,176
  1,500    Lee Cnty, FL Trans Fac Ser A Rfdg (AMBAC
           Insd)........................................ 5.500    10/01/14     1,631,775
    830    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
           Collateralized).............................. 6.875    11/01/26       934,588
    835    Martin Cnty, FL Cons Util Sys Rev (FGIC
           Insd)........................................ 5.750    10/01/08       924,320

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$   545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)...... 6.250%   10/01/18   $   599,108
  1,000    Miami-Dade Cnty, FL Hlth Fac Miami Childrens
           Hosp Ser A Rfdg (AMBAC Insd)................. 5.125    08/15/26       997,150
  1,000    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
           Insd)........................................ 5.000    05/01/20     1,000,360
    500    Miramar, FL Wastewtr Impt Assmt Rev
           (Prerefunded @ 10/01/04) (FGIC Insd)......... 6.750    10/01/25       562,515
    465    Orange Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................ 6.550    10/01/21       488,157
    900    Orange Cnty, FL Tourist Dev Tax Rev Ser B
           (Prerefunded @ 10/01/02) (AMBAC Insd)........ 6.500    10/01/19       956,322
  1,000    Palm Beach Cnty, FL Pub Impt R Convention Ctr
           Proj (FGIC Insd)............................. 5.125    11/01/30     1,001,510
  1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
           (AMBAC Insd)................................. 5.125    08/01/26     1,004,060
    750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
           (Prerefunded @ 08/01/04) (AMBAC Insd)........ 6.375    08/01/15       831,930
  1,000    Palm Beach Cnty, FL Sch Brd Ctfs Ser A (AMBAC
           Insd)........................................ 5.500    08/01/16     1,075,650
  1,000    Polk Cnty, FL Indl Dev Auth Solid Waste Disp
           Fac Rev Tampa Elec Co Proj (AMBAC Insd)...... 5.850    12/01/30     1,043,170
    750    Polk Cnty, FL Sch Brd Ctfs Partn Master Lease
           Ser A (FSA Insd)............................. 5.500    01/01/16       801,803
  1,100    Port Saint Lucie, FL Spl Assmt Rev Util Svc
           Area No 3 & 4A (MBIA Insd)................... 5.000    10/01/18     1,109,020
  1,000    Reedy Creek, FL Impt Dist FL Ser A Rfdg
           (AMBAC Insd)................................. 5.500    06/01/12     1,104,520
  1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser 2
           Rfdg (MBIA Insd)............................. 5.500    10/01/13     1,088,040
    750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
           10/01/04) (FGIC Insd)........................ 6.500    10/01/14       845,768
    535    St Johns Cnty, FL Indl Dev Auth Professional
           Golf Proj Rfdg (MBIA Insd)................... 5.250    09/01/12       583,963
  1,000    St Lucie Cnty, FL Sch Brd Ctfs Ser A (FSA
           Insd)........................................ 5.000    07/01/21       996,810
  4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)... 5.200    10/01/22     4,130,360
  1,000    Tallahassee, FL Energy Sys Rev Rfdg (AMBAC
           Insd)........................................ 5.000    10/01/19       999,410
  1,000    Tallahassee, FL Energy Sys Rev Ser A Rfdg
           (FSA Insd)................................... 4.750    10/01/26       939,160

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Tampa Bay, FL Wtr Util Sys Rev (Prerefunded @
           10/01/11) (FGIC Insd)........................ 5.500%   10/01/12   $ 1,117,900
  1,250    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................ 5.125    10/01/10     1,345,075
  1,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................ 4.750    10/01/27       940,980
    500    Village Ctr Cmnty Dev Dist FL Rectl Rev Ser A
           (MBIA Insd).................................. 5.200    11/01/25       505,565
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)............... 5.250    10/15/19     1,024,940
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)............... 5.250    10/15/22     1,016,170
    500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac
           Mem Hlth Rfdg & Impt (AMBAC Insd)............ 5.750    11/15/13       543,670
  1,340    West Palm Beach, FL.......................... 5.250    03/01/17     1,381,031
                                                                             -----------
                                                                              74,355,501
                                                                             -----------
           PUERTO RICO  0.9%
    650    Puerto Rico Pub Bldgs Auth Gtd Pub Ed & Hlth
           Fac Ser M Rfdg (FSA Insd).................... 5.750    07/01/15       690,944
                                                                             -----------

TOTAL INVESTMENTS  98.2%
  (Cost $70,035,517)......................................................    75,046,445

OTHER ASSETS IN EXCESS OF LIABILITIES 1.8%................................     1,396,355
                                                                             -----------

NET ASSETS 100.0%.........................................................   $76,442,800
                                                                             ===========

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $70,035,517)........................    $75,046,445
Receivables:
  Interest..................................................      1,319,225
  Investments Sold..........................................        266,003
  Fund Shares Sold..........................................        235,346
Other.......................................................         84,649
                                                                -----------
    Total Assets............................................     76,951,668
                                                                -----------
LIABILITIES:
Payables:
  Income Distributions......................................        147,178
  Fund Shares Repurchased...................................         73,133
  Distributor and Affiliates................................         65,744
  Custodian Bank............................................         29,677
Trustees' Deferred Compensation and Retirement Plans........        101,523
Accrued Expenses............................................         91,613
                                                                -----------
    Total Liabilities.......................................        508,868
                                                                -----------
NET ASSETS..................................................    $76,442,800
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $74,093,837
Net Unrealized Appreciation.................................      5,010,928
Accumulated Undistributed Net Investment Income.............          9,876
Accumulated Net Realized Loss...............................     (2,671,841)
                                                                -----------
NET ASSETS..................................................    $76,442,800
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $38,981,691 and 2,508,024 shares of
    beneficial interest issued and outstanding).............    $     15.54
    Maximum sales charge (4.75%* of offering price).........            .77
                                                                -----------
    Maximum offering price to public........................    $     16.31
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $33,424,049 and 2,149,155 shares of
    beneficial interest issued and outstanding).............    $     15.55
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,037,060 and 259,026 shares of
    beneficial interest issued and outstanding).............    $     15.59
                                                                ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $3,721,187
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $80,410, $306,376 and $29,658,
  respectively).............................................     416,444
Investment Advisory Fee.....................................     360,882
Accounting..................................................      51,087
Shareholder Reports.........................................      42,979
Shareholder Services........................................      40,343
Legal.......................................................      24,329
Custody.....................................................       7,657
Other.......................................................      46,922
                                                              ----------
    Total Expenses..........................................     990,643
    Expense Reduction ($360,882 Investment Advisory Fee and
      $16,338 Other)........................................     377,220
    Less Credits Earned on Cash Balances....................       1,781
                                                              ----------
    Net Expenses............................................     611,642
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,109,545
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  507,955
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,617,866
  End of the Period.........................................   5,010,928
                                                              ----------
Net Unrealized Appreciation During the Period...............   3,393,062
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,901,017
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $7,010,562
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  3,109,545          $  3,054,702
Net Realized Gain/Loss.........................         507,955            (1,945,315)
Net Unrealized Appreciation During the
  Period.......................................       3,393,062             2,074,517
                                                   ------------          ------------
Change in Net Assets from Operations...........       7,010,562             3,183,904
                                                   ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...............................      (1,682,039)           (1,645,156)
  Class B Shares...............................      (1,326,670)           (1,227,060)
  Class C Shares...............................        (118,572)              (98,183)
                                                   ------------          ------------
Total Distributions............................      (3,127,281)           (2,970,399)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       3,883,281               213,505
                                                   ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      25,412,043            18,770,175
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       1,466,584             1,361,508
Cost of Shares Repurchased.....................     (17,260,206)          (29,312,792)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       9,618,421            (9,181,109)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      13,501,702            (8,967,604)
NET ASSETS:
Beginning of the Period........................      62,941,098            71,908,702
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $9,876
  and $27,612, respectively)...................    $ 76,442,800          $ 62,941,098
                                                   ============          ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.69   $14.58   $15.92    $15.55     $15.06   $15.20
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .72      .73      .78       .56        .76      .78
  Net Realized and Unrealized
    Gain/Loss.................     .85      .10    (1.35)      .39        .51     (.15)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................    1.57      .83     (.57)      .95       1.27      .63
                                ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .72      .72      .77       .58        .77      .77
  Distributions from Net
    Realized Gain.............     -0-      -0-      -0-       -0-        .01      -0-
                                ------   ------   ------    ------     ------   ------
Total Distributions...........     .72      .72      .77       .58        .78      .77
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $15.54   $14.69   $14.58    $15.92     $15.55   $15.06
                                ======   ======   ======    ======     ======   ======
Total Return* (a).............  10.87%    5.89%   -3.74%     6.26%**    8.72%    4.37%
Net Assets at End of the
  Period (In millions)........  $ 39.0   $ 31.2   $ 39.8    $ 27.1     $ 29.3   $ 22.2
Ratio of Expenses to Average
  Net Assets*.................    .50%     .48%     .37%      .60%       .59%     .28%
Ratio of Net Investment Income
  to Average Net Assets*......   4.66%    5.11%    4.98%     4.85%      5.05%    5.31%
Portfolio Turnover............     26%      61%     101%       50%**      48%      73%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................   1.02%    1.20%    1.10%     1.30%      1.29%    1.47%
Ratio of Net Investment Income
  to Average Net Assets.......   4.14%    4.39%    4.25%     4.15%      4.35%    4.13%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.69   $14.58   $15.93    $15.55     $15.06   $15.20
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .61      .62      .66       .48        .65      .67
  Net Realized and Unrealized
    Gain/Loss.................     .86      .10    (1.35)      .39        .51     (.15)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................    1.47      .72     (.69)      .87       1.16      .52
                                ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .61      .61      .66       .49        .66      .66
  Distributions from Net
    Realized Gain.............     -0-      -0-      -0-       -0-        .01      -0-
                                ------   ------   ------    ------     ------   ------
Total Distributions...........     .61      .61      .66       .49        .67      .66
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $15.55   $14.69   $14.58    $15.93     $15.55   $15.06
                                ======   ======   ======    ======     ======   ======
Total Return* (a).............  10.12%    5.06%   -4.51%     5.74%**    7.91%    3.58%
Net Assets at End of the
  Period (In millions)........  $ 33.4   $ 29.5   $ 29.0    $ 23.6     $ 22.5   $ 18.9
Ratio of Expenses to Average
  Net Assets*.................   1.19%    1.26%    1.13%     1.35%      1.33%    1.03%
Ratio of Net Investment Income
  to Average Net Assets*......   3.97%    4.33%    4.23%     4.09%      4.30%    4.56%
Portfolio Turnover............     26%      61%     101%       50%**      48%      73%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................   1.71%    1.98%    1.86%     2.05%      2.03%    2.22%
Ratio of Net Investment Income
  to Average Net Assets.......   3.45%    3.61%    3.50%     3.39%      3.60%    3.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.71   $14.59   $15.94    $15.58     $15.08   $15.21
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .58      .63      .66       .48        .67      .67
  Net Realized and Unrealized
    Gain/Loss.................     .91      .10    (1.35)      .37        .50     (.14)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................    1.49      .73     (.69)      .85       1.17      .53
                                ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .61      .61      .66       .49        .66      .66
  Distributions from Net
    Realized Gain.............     -0-      -0-      -0-       -0-        .01      -0-
                                ------   ------   ------    ------     ------   ------
Total Distributions...........     .61      .61      .66       .49        .67      .66
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $15.59   $14.71   $14.59    $15.94     $15.58   $15.08
                                ======   ======   ======    ======     ======   ======
Total Return* (a).............  10.25%    5.13%   -4.51%     5.60%**    7.97%    3.65%
Net Assets at End of the
  Period (In millions)........  $  4.0   $  2.2   $  3.1    $  1.6     $  1.2   $   .8
Ratio of Expenses to Average
  Net Assets*.................   1.28%    1.22%    1.14%     1.32%      1.37%    1.03%
Ratio of Net Investment Income
  to Average Net Assets*......   3.88%    4.37%    4.28%     4.08%      4.38%    4.56%
Portfolio Turnover............     26%      61%     101%       50%**      48%      73%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................   1.80%    1.94%    1.87%     2.03%      2.06%    2.22%
Ratio of Net Investment Income
  to Average Net Assets.......   3.36%    3.65%    3.55%     3.38%      3.68%    3.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $69,237.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $2,671,841 which will expire between September 30, 2005 and September 30, 2009.

    At September 30, 2001, for federal income tax purposes the cost of long-term investments is $70,035,517, the aggregate gross unrealized appreciation is $5,010,928 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long-term investments of $5,010,928.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of income and expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principle and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $1,781 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.50%
Over $500 million...........................................     0.45%

    For the year ended September 30, 2001, the Adviser voluntarily waived $360,882 of its investment advisory fees and assumed $16,338 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $45,300 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $23,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $81,285 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $38,104,762, $31,929,334 and $4,059,741 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     813,662    $ 12,428,737
  Class B.................................................     683,255      10,459,029
  Class C.................................................     163,547       2,524,277
                                                            ----------    ------------
Total Sales...............................................   1,660,464    $ 25,412,043
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,567    $    850,968
  Class B.................................................      37,527         574,529
  Class C.................................................       2,675          41,087
                                                            ----------    ------------
Total Dividend Reinvestment...............................      95,769    $  1,466,584
                                                            ==========    ============
Repurchases:
  Class A.................................................    (487,461)   $ (7,482,855)
  Class B.................................................    (579,680)     (8,908,824)
  Class C.................................................     (56,490)       (868,527)
                                                            ----------    ------------
Total Repurchases.........................................  (1,123,631)   $(17,260,206)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $32,307,912, $29,804,600 and $2,362,904 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     762,556    $ 10,937,026
  Class B.................................................     491,604       7,097,963
  Class C.................................................      51,035         735,186
                                                            ----------    ------------
Total Sales...............................................   1,305,195    $ 18,770,175
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,849    $    805,848
  Class B.................................................      35,909         518,765
  Class C.................................................       2,557          36,895
                                                            ----------    ------------
Total Dividend Reinvestment...............................      94,315    $  1,361,508
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,423,436)   $(20,319,270)
  Class B.................................................    (508,265)     (7,319,747)
  Class C.................................................    (117,202)     (1,673,775)
                                                            ----------    ------------
Total Repurchases.........................................  (2,048,903)   $(29,312,792)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 150,522 and 25,095 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $20,600 and CDSC on redeemed shares of approximately $92,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,055,729 and $18,124,450, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $264,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $17,800.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

  Van Kampen New York Tax Free Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for New York tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase.

  The Fund is organized as a non-diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-11
Investment Restrictions.....................................   B-17
Trustees and Officers.......................................   B-18
Investment Advisory Agreement...............................   B-27
Other Agreements............................................   B-28
Distribution and Service....................................   B-28
Transfer Agent..............................................   B-31
Portfolio Transactions and Brokerage Allocation.............   B-31
Shareholder Services........................................   B-33
Redemption of Shares........................................   B-35
Contingent Deferred Sales Charge-Class A....................   B-35
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-36
Taxation....................................................   B-37
Fund Performance............................................   B-42
Other Information...........................................   B-45
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-13



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.




                                                          NYTF SAI 1/02

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1994 under the name Van Kampen Merritt New York Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital New York Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



  Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.


  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT
                                                               JANUARY 8,      CLASS     PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                       2002       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
MLPF&S For the Sole Benefit of Its Customers................     170,241         A          6.00%
 ATTN: Fund Administration 97F25
 4800 Deer Lake Dr E 2nd Fl
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................     161,853         A          6.00%
 ATTN: Mutual Fund Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts., MO 63043-3009
Dean Witter Reynolds........................................     201,543         A          8.00%
 5 World Trade Ctr., Fl 6                                        167,347         B          7.00%
 New York, NY 10048-0205
MLPF&S For the Sole Benefit of Its Customers................      27,192         C          5.00%
 ATTN: Fund Administration 97F02
 4800 Deer Lake Dr E 2nd Fl
 Jacksonville, FL 32246-6484
Painewebber For The Benefit of..............................      36,704         C          7.00%
 Mrs. Diana Riklis
 1020 Park Ave
 New York, NY 10028-0913
Salomon Smith Barney Inc....................................      26,743         C          5.00%
 00124607845
 333 West 34th St - 3rd Floor
 New York, NY 10001-2483


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

  The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

SPECIAL CONDITIONS REGARDING NEW YORK MUNICIPAL SECURITIES

  As described in the Prospectus, except during temporary periods, the Fund will invest primarily in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an

Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State of New York.


  The New York State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the state's economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater impact that a downturn in such sector is likely to have on the state's economy.



  The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the state's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.


  Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

  Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale business and retail businesses, such as department stores and eating and drinking establishments.

  New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the state than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes about one-fifth of total wages.

  Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total state output. Principal agricultural products of the state include milk and diary products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.


  Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.



  Recent Events. The ramifications of the terrorist attack in New York raise many complex issues related to state finances. The State of New York expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of federal aid and other assistance, the New York State Legislature enacted $5.5 billion in appropriations on September 13, 2001. It also authorized $2.5 billion in additional bonding authority to fund New York City costs related to or arising from the terrorist attack.



  Federal funding for disaster assistance is available in several forms. Under current law, the federal government pays 75 percent or more of the costs for emergency response activities and the repair of public buildings. On September 21, 2001, the President waived any matching requirement for New York State and New York City, clearing the way for 100 percent reimbursement for all eligible disaster-related costs. Other significant assistance is available through the Small Business Administration for property losses, cashflow needs, and hazard mitigation.



  The terrorist attack in New York City may have materially adverse consequences for the state, but at this time it is not possible to provide a definitive assessment. It is expected that a number of economic sectors that generate state tax revenues will be disrupted temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the state and a substantial reduction in its operations would likely have an adverse impact on state tax revenues, leading to material changes to the state's 2001-02 Financial Plan and the state's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.



  The New York State Division of Budget ("DOB") expects that the terrorist attacks of September 11, 2001 will depress, at least temporarily, the expected growth in state tax receipts. DOB projects that the loss of state tax receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion in the next fiscal year as a result of disruptions to business activity and tax payment processes. For purposes of preparing the mid-year update to the state's Financial Plan (the "Mid-Year Update"), DOB has assumed a projected revenue loss in the current fiscal year at $1.63 billion, which is offset in part by legislative actions in October that provided $114 million in additional revenues and $20 million in expenditure savings. The Governor has outlined a plan to reduce projected state spending by at least $3 billion in the next eighteen months by imposing a strict hiring freeze, offering incentives for early retirement, refinancing certain state debt obligations, and cutting non-essential state expenditures. However, the Financial Plan described below does not yet reflect any savings anticipated in the current year from these actions. Accordingly, the Mid-Year Update assumes that the State will draw upon $1.50 billion of existing reserves from the state's General Fund (the "General Fund") to cover the projected current-year shortfall in revenues. As such reserves are used, the General Fund closing balance will decrease and such reserves will be unavailable to guard against financial plan risks in future fiscal years.



  The lower revenue projections are based on a revised economic forecast that projects (a) dramatic losses in income earned by financial sector employees, (b) the relocation and loss of over 100,000 highpaying jobs out of New York, (c) significant advertising losses for media companies based in New York City, (d) a prolonged loss of up to half of tourist dollars spent in the city, and (e) a national economy in recession. Prior to the World Trade Center disaster, DOB projected total General Fund tax receipts of almost $39 billion in fiscal year 2001-02. If receipts were to fall by $3 billion in fiscal year 2001-02 and $6 billion in fiscal year 2002-03 as a consequence of the World Trade Center attacks (the upper limit of the current estimate), it would represent a decline in tax revenues of 7.4 percent and 15 percent, respectively, compared the pre-September 11th forecast.



  New York State and New York City are requesting federal aid to help respond to the World Trade Center disaster, including: $12 billion in aid to compensate for the projected loss of city and state tax revenues that is expected to result from the attacks; $34 billion (less insurance) in direct assistance for disaster recovery, debris removal, infrastructure rebuilding, and related activities at the World Trade Center site; and $8 billion to stimulate the state economy and provide essential services in the wake of the attacks. Assistance in the latter category would include grants and tax incentives to build in lower Manhattan and retain employees in the state; federal aid for costs of health coverage, unemployment insurance, and workers' compensation; and funding for various state transportation projects. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses affected by the disaster and to stimulate economic activity.



  On October 24, 2001, the state enacted legislation that is intended to bolster the state's economy, create jobs, maintain essential services, and help begin to meet the fiscal challenges resulting from the terrorist attacks. The main components of the legislation include the following:



  - $100 million in new funding in fiscal year 2001-02 for not-for-profit organizations that provide critical human services or emergency relief services;



  - $118 million in fiscal year 2001-02 for additional support for certain educational programs, such as grants to school districts, Teacher Support Aid, Teacher Centers and Small Cities Aid which was funded by redirecting savings from other programs, including changes in the building aid program;



  - $68 million in fiscal year 2001-02 for an economic stimulus program, to provide grants and loans to businesses to support job creation, and establish eight new Empire Zones;

  - $188 million in savings in fiscal year 2001-02 from the use of existing Temporary Assistance to Needy Families resources to provide funding for welfare and child welfare costs that otherwise would be financed from the General Fund;



  - $114 million in additional tax receipts in fiscal year 2001-02 as a result of legislation to eliminate the negative impact on state tax receipts resulting from certain litigation; and



  - Extended the Quick Draw Lottery game, the Lofts Law, and the Child Health Plus program until March 31, 2002.



  In addition, the October legislation included new gaming measures to help stimulate the economy and reduce the fiscal impact on the State and local governments of the national economic decline. These new measures are expected to generate revenues starting no sooner than fiscal year 2002-2003 and include authorization to build up to six new casinos on Native American lands, to install video lottery terminals at several New York racetracks, to allow New York to participate in a multi-state lottery game, and to issue bonds under a new, lower-cost, revenue bond financing structure. No revenue from these new measures is expected within the current fiscal year.



  The state plans to take the actions necessary to maintain budget balance during the 2001-02 fiscal year. The state's Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for 2002-03 with the Executive Budget. The state does not believe the terrorist attacks or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.



  State Budgetary Outlook. On November 8, 2001, the state issued an update to its 2001-02 Financial Plan (the "Mid-Year Plan"). In the Mid-Year Plan, the State continues to project that the Financial Plan for 2001-02 will remain in balance for the duration of the fiscal year after the use of $1.50 billion in existing General Fund reserves. The Mid-Year Plan projects General Fund receipts and transfers from other funds will total $42.09 billion in 2001-02. The net decrease of $1.52 billion from the Financial Plan issued in September (the "September Plan") is comprised of a $1.63 billion downward revision in estimated receipts primarily related to the World Trade Center attacks, offset in part by $114 million in additional revenues from legislative action in October related to the gas import tax.



  Personal income tax receipts are now projected to total $27.10 billion in 2001-02, a decline of $1.09 billion from the September Plan. The revised personal income tax projection reflects the anticipated adverse economic impact of the World Trade Center disaster, including significant reductions in wages, employment, financial sector bonuses, and capital gains income. DOB is forecasting a significant decline in both withholding taxes (down $941 million) and estimated payments (down $120 million) compared to the September Plan estimate. DOB projects financial sector bonuses to decline by 50 percent, and taxable capital gains realizations by 35 percent, from calendar year 2000. The current forecast projects actual year-over-year decreases in New York State adjusted gross income and personal income tax liability for both the 2001 and 2002 years.



  The World Trade Center attacks are also expected to reduce user tax and fee collections in 2001-02. The Mid-Year Plan projects these tax receipts to total $7.04 billion in the current year, a decline of $52 million from the September Plan. Projected sales tax collections have been lowered by $56 million, reflecting the decline in consumer confidence, lower tourism spending, and the anticipated decline in personal income and employment. Modest upward revisions in cigarette and alcoholic beverage taxes partially offset the projected decline in the sales tax.



  DOB has also lowered its projection for business tax collections by $329 million from the September Plan projection of $3.98 billion due to several factors, including the adverse impact of the World Trade Center disaster on financial services firms, declining corporate profits, and banking losses. Compared to the September Plan, the Mid-Year Plan forecasts declines in collections for significant components of the business taxes, including the corporation franchise tax ($215 million), bank franchise taxes ($89 million), and corporation and utilities taxes ($50 million). Receipts in the latter category include an upward adjustment of $114 million to reflect the impact of recent legislation that corrected constitutional flaws related to the gas import tax.

  General Fund disbursements and transfers to other funds are now projected to total $41.97 billion in 2001-02, a decrease of $20 million from the September Plan. The decrease reflects General Fund savings of $188 million from the use of TANF resources for welfare and child welfare costs, offset in part by funding for not-for-profit organizations ($100 million) and a new economic stimulus program ($68 million). The $100 million will be transferred from the General Fund to the Miscellaneous Special Revenue Fund and be disbursed to various not-for-profit groups that provide critical human services or emergency relief services. The economic stimulus package includes funding for economic development programs, such as grants and loans to businesses to support job creation, high-tech/biotech initiatives, and tourism promotion through the "I Love New York" marketing campaign.



  The General Fund ended the first six months of fiscal year 2001-02 with a cash balance of $5.55 billion, $489 million below the estimate in the September Plan (as adjusted for fund reclassifications). General Fund receipts and transfers from other funds totaled $23.56 billion through September. Receipts and transfers were $502 million below the cashflow projections in the September Plan, due in part to the economic impact of the World Trade Center attacks and an extension of the filing deadline for making estimated tax payments from September 15 to December 15. General Fund disbursements and transfers to other funds totaled $19.11 billion through September, a decrease of $13 million from the September Plan. The variance is attributable to the timing of payments and is not expected to alter year-end results.



  The Mid-Year Plan projects a closing balance of $1.22 billion in the General Fund for 2001-02, a decline of $1.50 billion from the September Plan estimate. The lower projected closing balance anticipates the use of the $1.48 billion reserve for economic uncertainties and $19 million in undesignated reserves to cover projected revenue shortfalls in fiscal year 2001-02 related to the World Trade Center attacks.



  New York City. New York City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.


  The fiscal health of the state may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the state. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The state may also be affected by the ability of the city and certain entities issuing debt for the benefit of the city to market their securities successfully in the public credit markets. The city has achieved balance operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The city prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.


  To successfully implement its Financial Plan, the city and certain entities issuing debt for the benefit of the city must market their securities successfully. This debt is issued to finance the rehabilitation of the city's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs.



  In recent years, the state Constitutional debt limit would have prevented New York City from entering into new capital contracts without the creation of the New York City Transitional Finance Authority in 1997 and TSASC, Inc. in 1999 (a local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). New York City expects that these actions will provide sufficient financing capacity to continue its capital program through the city's fiscal year 2004-05.



  Prior to the events of September 11th, the national and New York City economies had been weakening, reflecting lower business investment, increased unemployment and a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse effect on the city and its economy. Reduced economic activity is expected to reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the city and could negatively affect real property values. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the events of September 11th on New York City and its economy, any offsetting benefits which may result from recovery and rebuilding activities, and the amount of resources from federal, state, city and other sources which will be required.


  Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the state of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.

  The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

  Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the state of New York, and there is no responsibility of the part of the state of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


  The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


PORTFOLIO TURNOVER


  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.

ILLIQUID SECURITIES


  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


NON-DIVERSIFICATION


  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities or other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades or businesses, and
(ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.


                             STRATEGIC TRANSACTIONS


  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.


  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.



  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



FUTURES CONTRACTS



  The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



  The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



  The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS


  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contract transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

  Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.


  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.


  In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.



  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.



  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS


  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.


   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.


   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.


  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS


  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).



                                    TRUSTEES



                                                           PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                     EMPLOYMENT IN PAST 5 YEARS
---------------------                                     --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 69                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 63                                     1999, Chairman and Chief Executive Officer of the
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.

                                                           PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                     EMPLOYMENT IN PAST 5 YEARS
---------------------                                     --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 53                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.

R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 49                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.

Mitchell M. Merin*........................  President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                 Stanley Investment Management since December 1998.
21st Floor                                  President and Director since April 1997 and Chief
New York, NY 10020                          Executive Officer since June 1998 of Morgan Stanley
Date of Birth: 08/13/53                     Dean Witter Advisors Inc. and Morgan Stanley Dean
Age: 48                                     Witter Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean Witter
                                            Distributors Inc. since June 1998. Chairman and Chief
                                            Executive Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter Trust FSB.
                                            Director of various Morgan Stanley subsidiaries.
                                            President of the Morgan Stanley Funds since May 1999.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan Stanley
                                            Dean Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the
                                            Morgan Stanley Dean Witter Funds May 1997-April 1999,
                                            and Executive Vice President of Dean Witter, Discover
                                            & Co. prior to May 1997.

Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 65                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.

                                                           PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                     EMPLOYMENT IN PAST 5 YEARS
---------------------                                     --------------------------
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer, Director
1 Parkview Plaza                            and Managing Director of Van Kampen Investments.
P.O. Box 5555                               Chairman, Director and Chief Executive Officer of the
Oakbrook Terrace, IL 60181-5555             Advisers, the Distributor and Van Kampen Advisors Inc.
Date of Birth: 02/02/46                     since 1998. Managing Director of the Advisers, the
Age: 55                                     Distributor and Van Kampen Advisors Inc. since July
                                            2001. Director and officer of certain other
                                            subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.

Phillip B. Rooney.........................  President of ServiceMaster Management Services, a
One ServiceMaster Way                       network of quality service companies, since January
Downers Grove, IL 60515                     2001. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company, since 1990. Trustee of the
Age: 57                                     University of Notre Dame since 1993. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            2001, Director of the Urban Shopping Centers Inc., a
                                            retail management company. Vice Chairman from April
                                            1997 to April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and consumer
                                            services Company. Prior to 1998, Director of Stone
                                            Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste
                                            Management Inc., an environmental services company,
                                            from June 1996 through February 1997, and from
                                            November 1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of Waste
                                            Management Inc.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 62                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.

                                                           PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                     EMPLOYMENT IN PAST 5 YEARS
---------------------                                     --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 60                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS



  Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.



      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van
Date of Birth: 11/16/40                Kampen Investments, and Managing Director, President and
Executive Vice President and Chief     Chief Operating Officer of the Advisers and Van Kampen
Investment Officer                     Advisors Inc. Executive Vice President and Chief
Age: 61                                Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.

A. Thomas Smith III..................  Managing Director and Director of Van Kampen Investments,
Date of Birth: 12/14/56                Director of the Advisers, Van Kampen Advisors Inc., the
Vice President and Secretary           Distributor, Investor Services and certain other
Age: 45                                subsidiaries of Van Kampen Investments. Managing Director
                                       and General Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and Secretary of
                                       each of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, the Distributor,
                                       Investor Services, and certain other subsidiaries of Van
                                       Kampen Investments. Prior to December 2000, Executive Vice
                                       President, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to January
                                       1989, Staff Attorney at the Securities and Exchange
                                       Commission, Division of Investment Management, Office of
                                       Chief Counsel.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Michael H. Santo.....................  Managing Director, Chief Operations Officer and Director
Date of Birth: 10/22/55                of Van Kampen Investments, Managing Director, Chief
Vice President                         Executive Officer and Director of Investor Services,
Age: 46                                Managing Director, Chief Operations and Technology Officer
                                       and Director of the Advisers, the Distributor and Van
                                       Kampen Advisors Inc. and serves as a Director or Officer
                                       of certain other subsidiaries of Van Kampen Investments.
                                       Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers and their affiliates. Prior to December 2000,
                                       Executive Vice President, Chief Administrative Officer and
                                       Director of Van Kampen Investments, the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Investor
                                       Services. Prior to 1998, Senior Vice President and Senior
                                       Planning Officer for Individual Asset Management of Morgan
                                       Stanley Dean Witter and its predecessor since 1994.

John R. Reynoldson...................  Executive Director of the Advisers and Van Kampen Advisors
Date of Birth: 05/15/53                Inc. Vice President of each of the funds in the Fund
Vice President                         Complex. Prior to July 2001, Principal and Co-head of the
Age: 48                                Fixed Income Department of the Advisers and Van Kampen
                                       Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.

John L. Sullivan.....................  Executive Director of Van Kampen Investments, the Advisers
Date of Birth: 08/20/55                and Van Kampen Advisors Inc. Vice President, Chief
Vice President, Chief Financial        Financial Officer and Treasurer of each of the funds in
Officer and Treasurer                  the Fund Complex and certain other investment companies
Age: 46                                advised by the Advisers or their affiliates.

John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
Date of Birth: 11/25/57                and Managing Director, President and Director of the
Vice President                         Distributor. Vice President of each of the funds in the
Age: 44                                Fund Complex. Prior to December 2000, President of Van
                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.


  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                FUND COMPLEX
                                                          ---------------------------------------------------------
                                                                                    AGGREGATE
                                                               AGGREGATE        ESTIMATED MAXIMUM        TOTAL
                                                              PENSION OR         ANNUAL BENEFITS     COMPENSATION
                                AGGREGATE COMPENSATION    RETIREMENT BENEFITS     FROM THE FUND     BEFORE DEFERRAL
                               BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF      COMPLEX UPON         FROM FUND
           NAME(1)                  REGISTRANT(2)             EXPENSES(3)         RETIREMENT(4)       COMPLEX(5)
           -------             ------------------------   -------------------   -----------------   ---------------
J. Miles Branagan............           $11,519                 $55,340              $60,000           $124,400
Jerry D. Choate..............            10,119                  19,952               60,000            112,000
Linda Hutton Heagy...........            10,119                   5,454               60,000            112,000
R. Craig Kennedy.............            11,519                   3,654               60,000            124,400
Jack E. Nelson...............            11,519                  27,520               60,000            124,400
Phillip B. Rooney............            11,519                   9,056               60,000            124,400
Wayne W. Whalen..............            11,519                  18,424               60,000            124,400
Suzanne H. Woolsey...........            11,519                  12,355               60,000            124,400


---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2001. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to the trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.


                                                                         TABLE A


           2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                      TRUSTEE
                                          FISCAL   ------------------------------------------------------------------------------
                                          YEAR-
                FUND NAME                  END     BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
                ---------                 ------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund...........  9/30    $ 2,338    $ 2,138   $ 2,138   $ 2,338   $ 2,338   $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund........  9/30      2,036      2,836     2,836     2,036     2,036     2,036     2,036     2,036
  California Insured Tax Free Fund.......  9/30      1,404      1,204     1,204     1,404     1,404     1,404     1,404     1,404
  Municipal Income Fund..................  9/30      1,958      1,758     1,758     1,958     1,958     1,958     1,958     1,958
  Intermediate Term Municipal Income
    Fund.................................  9/30      1,244      1,044     1,044     1,244     1,244     1,244     1,244     1,244
  Florida Insured Tax Free Income Fund...  9/30      1,269      1,069     1,069     1,269     1,269     1,269     1,269     1,269
  New York Tax Free Income Fund..........  9/30      1,270      1,070     1,070     1,270     1,270     1,270     1,270     1,270
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total..........................          $11,519    $10,119   $10,119   $11,519   $11,519   $11,519   $11,519   $11,519
                                                   =======    =======   =======   =======   =======   =======   =======   =======

                                                                         TABLE B


      2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                           TRUSTEE
                                                    FISCAL   --------------------------------------------------------------------
                                                    YEAR-
                     FUND NAME                       END     BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                     ---------                      ------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund.....................  9/30    $ 2,338    $ 2,138   $ 2,138   $1,754    $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund..................  9/30      2,036      2,836     1,836    1,527      2,036     2,036     2,036
  California Insured Tax Free Fund.................  9/30      1,404      1,204     1,204    1,053      1,404     1,404     1,404
  Municipal Income Fund............................  9/30      1,958      1,758     1,758    1,469      1,958     1,958     1,958
  Intermediate Term Municipal Income Fund..........  9/30      1,244      1,044     1,044      933      1,244     1,244     1,244
  Florida Insured Tax Free Income Fund.............  9/30      1,269      1,069     1,069      952      1,269     1,269     1,269
  New York Tax Free Income Fund....................  9/30      1,270      1,070     1,070      953      1,270     1,270     1,270
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total....................................          $11,519    $10,119   $10,119   $8,641    $11,519   $11,519   $11,519
                                                             =======    =======   =======   ======    =======   =======   =======


                                                                         TABLE C

                CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                         FROM THE TRUST AND EACH SERIES

                                                                                TRUSTEES
                                        FISCAL   ----------------------------------------------------------------------
                                        YEAR-
               FUND NAME                 END     BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    ROONEY     WHALEN
               ---------                ------   --------   ------     -----    -------    ------    ------     ------
 Insured Tax Free Income Fund..........  9/30    $16,605    $ 3,832   $ 9,048   $16,559   $ 30,739   $10,489   $ 19,248
 Strategic Municipal Income Fund.......  9/30     15,315      3,437   $ 8,373   15,981      29,586     9,405     18,331
 California Insured Tax Free Fund......  9/30     11,373      2,176     6,405   14,309      26,188     6,170     15,607
 Municipal Income Fund.................  9/30     15,955      3,220     8,908   19,524      35,904     9,318     21,638
 Intermediate Term Municipal Income
   Fund................................  9/30     10,623      1,901     6,016   13,981      25,545     5,543     15,081
 Florida Insured Tax Free Income
   Fund................................  9/30     10,719      1,943     6,067    9,434      19,452     5,621     12,437
 New York Tax Free Income Fund.........  9/30      6,890      1,941     3,075    5,508      10,091     4,852      6,704
                                                 -------    -------   -------   -------   --------   -------   --------
     Trust Total.......................          $87,480    $18,450   $47,892   $95,296   $177,505   $51,388   $109,046
                                                 =======    =======   =======   =======   ========   =======   ========

                                                    FORMER TRUSTEES
                                         --------------------------------------

               FUND NAME                 MILLER     REES    ROBINSON    SISTO
               ---------                 ------     ----    --------    -----
 Insured Tax Free Income Fund..........  $ 6,781   $    0   $10,409    $10,915
 Strategic Municipal Income Fund.......    6,781        0    10,409      7,703
 California Insured Tax Free Fund......    6,781        0    10,409      5,486
 Municipal Income Fund.................    9,161    6,366    13,599     18,001
 Intermediate Term Municipal Income
   Fund................................    6,781        0    10,409      5,085
 Florida Insured Tax Free Income
   Fund................................    4,306        0     7,471      5,133
 New York Tax Free Income Fund.........    1,734        0     2,910      3,440
                                         -------   ------   -------    -------
     Trust Total.......................  $42,325   $6,366   $65,616    $55,763
                                         =======   ======   =======    =======


                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                              TRUSTEE
                                              ------------------------------------------------------------------------
FUND NAME                                     BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                     --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund...............   1995      1999    1995     1993      1984     1997     1984     1999
  Strategic Municipal Income Fund............   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund...........   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund......................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund....   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund.......   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund..............   1995      1999    1995     1994      1994     1997     1994     1999

  The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



  As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.



  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.


  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


                                                                    FISCAL YEAR ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                       ADVISORY FEES                            2001       2000       1999
                       -------------                          --------   --------   --------
Adviser received the approximate advisory fee net of fee
  waivers...................................................  $      0   $      0   $      0
Adviser waived the approximate advisory fee from the Fund...  $450,100   $378,600   $353,500

                                OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



  During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received approximately $23,400, $25,700 and $61,900, respectively, in accounting services fees from the Fund.



  LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  During the fiscal years ended September 30, 2001, 2000 and 1999, Van Kampen Investments received approximately $23,000, $13,100 and $8,000, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE


  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                                TOTAL UNDERWRITING     AMOUNTS RETAINED
                                                                    COMMISSIONS         BY DISTRIBUTOR
                                                                -------------------    ----------------
Fiscal year ended September 30, 2001........................         $306,200              $13,400
Fiscal year ended September 30, 2000........................         $129,000              $14,400
Fiscal year ended September 30, 1999........................         $333,700              $25,600

  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                           TOTAL SALES CHARGE
                                                             -----------------------------------------------
                                                                                               REALLOWED TO
                                                                               AS % OF NET      DEALERS AS
                                                                AS % OF          AMOUNT           A % OF
                   SIZE OF INVESTMENT                        OFFERING PRICE     INVESTED      OFFERING PRICE
                   ------------------                        --------------    -----------    --------------
Less than $100,000.......................................        4.75%            4.99%           4.25%
$100,000 but less than $250,000..........................        3.75%            3.90%           3.25%
$250,000 but less than $500,000..........................        2.75%            2.83%           2.25%
$500,000 but less than $1,000,000........................        2.00%            2.04%           1.75%
$1,000,000 or more.......................................            *                *               *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other

Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

  The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of
(i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.


  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2001, there were $1,112,756 and $24,721 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.18% and 0.34% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $85,633 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $323,533 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $244,026 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $79,507 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $59,978 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $19,106 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $40,872 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


  From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:



                                                                          AFFILIATED BROKERS
                                                                        ----------------------
                                                                           MORGAN        DEAN
                                                              BROKERS   STANLEY & CO.   WITTER
                                                              -------   -------------   ------
Commission paid:
  Fiscal year ended September 30, 2001......................    $0            0           0
  Fiscal year ended September 30, 2000......................    $0            0           0
  Fiscal year ended September 30, 1999......................    $0            0           0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total commissions...........                  0%          0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%          0%



  During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


  A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any minimum investment and other requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

  In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


  As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC--Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES


  As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code
Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code
Section 401(a)(9).


  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying taxation as a regulated investment company.



  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.


  Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.


  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.



  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.



  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gain, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


  The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL

  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

   2002 FEDERAL NEW YORK STATE AND NEW YORK CITY TAXABLE VS. TAX-FREE YIELDS


                                                            COMBINED     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT        FEDERAL    STATE TAX      TAX      ---------------------------------------------
     RETURN            RETURN        TAX RATE     RATE*       RATE*     4.00%   4.50%   5.00%   5.50%   6.00%   6.50%
----------------   ---------------   --------   ---------   ---------   -----   -----   -----   -----   -----   -----
$        0-6,000   $      0-12,000    10.00%      6.907%      16.20%    4.77%   5.37%   5.97%   6.56%   7.16%   7.76%
    6,000-27,950     12,000-46,700    15.00      10.441       23.90     5.26    5.91    6.57    7.23    7.88    8.54
   27,950-67,700    46,700-112,850    27.00      10.498       34.70     6.13    6.89    7.66    8.42    9.19    9.95
  67,700-141,250   112,850-171,950    30.00      10.498       37.30     6.38    7.18    7.97    8.77    9.57    10.37
 141,250-307,050   171,950-307,050    35.00      10.498       41.80     6.87    7.73    8.59    9.45    10.31   11.17
    Over 307,050      Over 307,050    38.60      10.498       45.00     7.27    8.18    9.09    10.00   10.91   11.82

                  TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       -------------------------------------
     RETURN       7.00%   7.50%   8.00%   8.50%   9.00%
----------------  -----   -----   -----   -----   -----
$        0-6,000  8.35%   8.95%   9.55%   10.14%  10.74%
    6,000-27,950  9.20    9.86    10.51   11.17   11.83
   27,950-67,700  10.72   11.49   12.25   13.02   13.78
  67,700-141,250  11.16   11.96   12.76   13.56   14.35
 141,250-307,050  12.03   12.89   13.75   14.60   15.46
    Over 307,050  12.73   13.64   14.55   15.45   16.36


---------------

* Combined Tax Bracket includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.



           2002 FEDERAL AND NEW YORK STATE TAXABLE VS. TAX-FREE YIELDS*


                                                             COMBINED     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT         FEDERAL    STATE TAX      TAX      ---------------------------------------------
     RETURN             RETURN        TAX RATE     RATE*       RATE*     4.00%   4.50%   5.00%   5.50%   6.00%   6.50%
----------------   ----------------   --------   ---------   ---------   -----   -----   -----   -----   -----   -----
$        0-6,000   $       0-12,000    10.00%      4.000%      13.60%    4.63%   5.21%   5.79%   6.37%   6.94%   7.52%
    6,000-27,950      12,000-46,700    15.00       6.850       20.80     5.05    5.68    6.31    6.94    7.58    8.21
   27,950-67,700     46,700-112,850    27.00       6.850       32.00     5.88    6.62    7.35    8.09    8.82    9.56
  67,700-141,250    112,850-171,950    30.00       6.850       34.80     6.13    6.90    7.67    8.44    9.20    9.97
 141,250-307,050    171,950-307,050    35.00       6.850       39.50     6.61    7.44    8.26    9.09    9.92    10.74
    Over 307,050       Over 307,050    38.60       6.850       42.80     6.99    7.87    8.74    9.62    10.49   11.36

                  TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       -------------------------------------
     RETURN       7.00%   7.50%   8.00%   8.50%   9.00%
----------------  -----   -----   -----   -----   -----
$        0-6,000  8.10%   8.68%   9.26%   9.84%   10.42%
    6,000-27,950  8.84    9.47    10.10   10.73   11.36
   27,950-67,700  10.29   11.03   11.76   12.50   13.24
  67,700-141,250  10.74   11.50   12.27   13.04   13.80
 141,250-307,050  11.57   12.40   13.22   14.05   14.88
    Over 307,050  12.24   13.11   13.99   14.86   15.73


---------------

*Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

                                FUND PERFORMANCE


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

  Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.



  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 5.73%, (ii) the five-year period ended September 30, 2001 was 5.73% and (iii) the seven-year, two month period from July 29, 1994 (commencement of distribution of Class A Shares of the Fund) through September 30, 2001 was 6.17%.



  The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 4.32%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 4.67%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 8.23%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from July 29, 1994 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 53.68%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from July 29, 1994 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 61.32%.


CLASS B SHARES


  The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 6.09%, (ii) the five-year period ended September 30, 2001 was 5.73% and (iii) the seven-year, two month period from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 6.13%.



  The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 3.79%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 4.17%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 7.35%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 53.21%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 53.21%.


CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 9.09%, (ii) the five-year period ended September 30, 2001 was 5.99% and (iii) the seven-year, two month period from July 29, 1994 (commencement of distribution of Class C Shares of the Fund) through September 30, 2001 was 6.12%.

  The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2001 was 3.79%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 4.17%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 7.35%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 24, 1994 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 53.12%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from July 24, 1994 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 53.12%.


  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


  Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


  Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



  KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of
Trustees of Van Kampen New York Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen New York Tax Free Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
November 8, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                    COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  97.0%
          NEW YORK  94.3%
$  330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A..............................  6.875%   06/01/39   $   308,055
   500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg (Prerefunded @
          03/01/06).....................................  7.500    03/01/26       597,990
 1,250    Long Island Pwr Auth, NY Elec Sys Rev Gen Ser
          A (AMBAC Insd)................................  5.500    12/01/09     1,384,625
 1,750    Long Island Pwr Auth, NY Elec Sys Rev Gen Ser
          A (FSA Insd)..................................  5.000    09/01/27     1,721,947
 1,000    Long Island Pwr Auth, NY Elec Sys Rev Gen Ser
          A (FSA Insd)..................................  5.000    12/01/18     1,007,280
 1,645    Metropolitan Tran Auth NY Commuter Fac Rev
          Contract (a)..................................  5.500    07/01/14     1,764,427
   500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A......................  6.250    03/01/28       250,000
 1,155    Monroe Cnty, NY Indl Dev Agy Saint John Fisher
          College Proj (a)..............................  5.375    06/01/09     1,245,933
   275    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A..............................  4.800    04/01/08       270,105
   345    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A..............................  5.150    04/01/12       336,127
 1,240    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A..............................  5.250    04/01/19     1,187,288
 1,500    Municipal Assist Corp for New York City Ser
          O.............................................  5.250    07/01/08     1,624,290
 2,510    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A....................................  5.750    11/15/13     2,781,306
 1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A1 (AMBAC Insd)......................  5.375    11/15/16     1,057,570
 1,000    Nassau Cnty, NY Ser F.........................  7.000    03/01/03     1,053,950
 1,000    New York City Indl Dev Agy Brooklyn Navy
          Yard..........................................  5.650    10/01/28       989,070
   490    New York City Indl Dev Agy Civic Fac Rev Cmnty
          Res Developmentally Disabled..................  7.500    08/01/26       503,793
   500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj..................  5.750    09/01/17       523,435

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                    COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$  350    New York City Indl Dev Agy Civic Fac Rev Touro
          College Proj Ser A............................  6.350%   06/01/29   $   321,699
   500    New York City Indl Dev Agy Civic Fac Rev YMCA
          Greater NY Proj...............................  6.000    08/01/07       544,945
 1,015    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd) (b)........  5.250    12/15/11     1,110,207
 1,405    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd) (b)........  5.375    12/15/16     1,498,292
 1,250    New York City Indl Dev Agy Spl Arpt Fac Rev
          Airl JFK I LLC Proj A.........................  5.500    07/01/28     1,139,312
   375    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj..................  5.700    01/01/04       387,300
   500    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B (AMBAC Insd)........................  5.375    06/15/19       507,850
   500    New York City Muni Wtr Fin Ser B..............  6.000    06/15/33       578,270
   825    New York City Muni Wtr Fin Ser B (Prerefunded
          @ 06/15/10)...................................  6.000    06/15/33       967,478
 1,000    New York City Ser A Rfdg......................  5.250    03/15/14     1,062,460
 1,000    New York City Ser B (MBIA Insd)...............  5.875    08/01/15     1,112,650
   500    New York City Ser B...........................  5.700    08/15/07       548,995
 2,500    New York City Ser E...........................  5.500    08/01/10     2,733,000
 1,500    New York City Ser G...........................  5.250    08/01/16     1,542,705
 1,020    New York City Ser H...........................  5.750    03/15/13     1,126,967
   500    New York City Ser H (Prerefunded @ 02/01/02)
          (FSA Insd)....................................  7.000    02/01/21       515,910
 1,250    New York City Ser K...........................  5.625    08/01/13     1,352,088
 2,000    New York City Transitional Fin Auth Rev Ser
          B.............................................  5.500    02/01/15     2,156,080
 1,750    New York City Transitional Fin Auth Rev Ser B
          (FGIC Insd)...................................  4.750    11/01/23     1,661,520
   510    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd)............  5.500    07/01/09       563,606
   600    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd)............  5.500    07/01/10       665,208
 1,000    New York St Dorm Auth Rev City Univ Cons Third
          Ser 1 (FGIC Insd).............................  5.250    07/01/25     1,013,580
 1,230    New York St Dorm Auth Rev City Univ Ser D Rfdg
          (FSA Insd)....................................  5.750    07/01/12     1,385,509
   750    New York St Dorm Auth Rev City Univ Sys Cons
          Ser A.........................................  5.625    07/01/16       832,073
 1,000    New York St Dorm Auth Rev City Univ Sys Cons
          Ser B.........................................  6.000    07/01/14     1,150,100

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                    COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$  600    New York St Dorm Auth Rev City Univ Sys Third
          Gen Res 2 Rfdg................................  6.000%   07/01/05   $   658,680
 1,055    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd).......................  5.500    07/01/13     1,169,330
 1,040    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd).......................  5.500    07/01/15     1,132,591
 1,875    New York St Dorm Auth Rev Mental Hlth Svc Fac
          Impt Ser D (FSA Insd).........................  5.500    08/15/08     2,065,725
 1,200    New York St Dorm Auth Rev Miriam Osborn Mem
          Home Ser B (ACA Insd).........................  6.375    07/01/29     1,319,184
   750    New York St Dorm Auth Rev Nursing Home Menorah
          Campus (FHA Gtd)..............................  5.950    02/01/17       812,340
 1,000    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D (FSA Insd)..........  5.750    02/15/08     1,100,300
   500    New York St Dorm Auth Rev St Univ Edl Fac.....  5.750    05/15/10       542,535
 1,000    New York St Dorm Auth Rev St Univ Edl Fac 1989
          Res (MBIA Insd)...............................  6.000    05/15/15     1,131,840
   750    New York St Dorm Auth Rev St Univ Edl Fac Ser
          A (MBIA Insd).................................  4.750    05/15/25       709,710
 1,665    New York St Dorm Auth Rev St Univ Edl Fac Ser
          B (FSA Insd)..................................  5.250    05/15/13     1,817,264
   500    New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser B (Inverse Fltg) (c)... 10.892    07/01/26       614,375
   500    New York St Environmental Fac Corp Pollutn Ctl
          Rev St Wtr Revolving Fd Ser D.................  6.850    11/15/11       567,005
   490    New York St Hsg Fin Agy Rev Insd Multi-Family
          Mtg Ser B (AMBAC Insd)........................  6.250    08/15/14       520,419
 1,350    New York St Loc Govt Assist Ser E Rfdg........  6.000    04/01/14     1,562,436
 2,000    New York St Med Care Fac Fin Agy Rev Mental
          Hlth Ser F Rfdg (FGIC Insd)...................  5.375    02/15/14     2,094,200
   500    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd).........................................  6.200    08/15/05       563,990
 1,500    New York St Med Care Fac Fin Hosp & Nursing
          Home Ser D Agy Rev (FHA Gtd)..................  6.200    02/15/28     1,592,010
   500    New York St Mtg Agy Rev Homeowner Mtg Ser
          30B...........................................  6.650    10/01/25       510,515
   709    New York St Mtg Agy Rev Homeowner Mtg Ser
          58............................................  6.400    04/01/27       754,078
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          71............................................  5.400    04/01/29     1,011,320

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                    COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          82............................................  5.650%   04/01/30   $ 2,051,480
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90............................................  6.350    10/01/30     1,084,210
 1,000    New York St Ser A Rfdg........................  5.250    03/15/15     1,053,060
 1,750    New York St Twy Auth Gen Rev Ser E Rfdg.......  4.750    01/01/19     1,702,645
 1,000    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Bldg (AMBAC Insd)...........................  5.500    04/01/11     1,106,400
   290    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Bldg........................................  5.750    04/01/09       315,735
 1,000    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Brdg........................................  6.000    04/01/07     1,116,570
   500    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser A Rfdg............................  5.500    01/01/14       551,395
   420    Niagara Falls, NY Pub Impt (MBIA Insd)........  6.900    03/01/20       466,729
   325    Oneida Cnty, NY Indl Dev Agy Civic Fac Saint
          Elizabeth Med Ser A...........................  5.875    12/01/29       273,306
   300    Port Auth NY & NJ Spl Oblig...................  7.000    10/01/07       317,886
   555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
          Dominican College Proj, 144A-Private Placement
          (d)...........................................  6.250    05/01/28       519,907
   250    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A...............  6.375    12/01/17       236,390
   125    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
          Rest Ser B....................................  7.500    08/01/10       126,601
   250    Syracuse, NY Indl Dev Agy Rev First Mtg Jewish
          Home Ser A....................................  7.375    03/01/21       253,348
   300    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
          Benedictine Hosp Proj Ser A...................  6.250    06/01/08       289,410
 1,000    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys
          Rev (AMBAC Insd)..............................  5.750    04/01/20     1,073,820
   500    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A............................  5.750    08/01/28       491,565
   500    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
          Dev Pptys Yonkers Inc Ser A...................  6.625    02/01/26       532,795
                                                                              -----------
                                                                               80,898,094
                                                                              -----------
          GUAM  0.6%
   500    Guam Arpt Auth Rev Ser B......................  6.700    10/01/23       515,345
                                                                              -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                    COUPON    MATURITY      VALUE
          U. S. VIRGIN ISLANDS  2.1%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A.............................  6.375%   10/01/19   $ 1,077,030
   650    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln
          Nt Ser C......................................  5.500    10/01/07       697,132
                                                                              -----------
                                                                                1,774,162
                                                                              -----------
TOTAL LONG-TERM INVESTMENTS  97.0%
  (Cost $79,272,158).......................................................    83,187,601

SHORT-TERM INVESTMENTS  4.4%
  (Cost $3,800,000)........................................................     3,800,000
                                                                              -----------

TOTAL INVESTMENTS  101.4%
  (Cost $83,072,158).......................................................    86,987,601

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%)..............................    (1,206,902)
                                                                              -----------

NET ASSETS  100.0%.........................................................   $85,780,699
                                                                              ===========

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $83,072,158)........................    $86,987,601
Cash........................................................         75,421
Receivables:
  Interest..................................................      1,203,318
  Fund Shares Sold..........................................        442,678
  Investments Sold..........................................         11,000
Other.......................................................         49,677
                                                                -----------
    Total Assets............................................     88,769,695
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      2,570,445
  Income Distributions......................................         88,040
  Fund Shares Repurchased...................................         80,994
  Distributor and Affiliates................................         71,997
Accrued Expenses............................................        110,949
Trustees' Deferred Compensation and Retirement Plans........         66,571
                                                                -----------
    Total Liabilities.......................................      2,988,996
                                                                -----------
NET ASSETS..................................................    $85,780,699
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $84,089,773
Net Unrealized Appreciation.................................      3,915,443
Accumulated Undistributed Net Investment Income.............         26,550
Accumulated Net Realized Loss...............................     (2,251,067)
                                                                -----------
NET ASSETS..................................................    $85,780,699
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $43,450,598 and 2,756,882 shares of
    beneficial interest issued and outstanding).............    $     15.76
    Maximum sales charge (4.75%* of offering price).........            .79
                                                                -----------
    Maximum offering price to public........................    $     16.55
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $35,000,479 and 2,223,160 shares of
    beneficial interest issued and outstanding).............    $     15.74
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,329,622 and 465,347 shares of
    beneficial interest issued and outstanding).............    $     15.75
                                                                ===========

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................    $3,926,272
                                                                ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $82,035, $318,790 and $61,050,
  respectively).............................................       461,875
Investment Advisory Fee.....................................       450,061
Accounting..................................................        55,382
Shareholder Reports.........................................        42,741
Shareholder Services........................................        41,450
Legal.......................................................        28,007
Custody.....................................................         8,768
Trustees' Fees and Related Expenses.........................         5,737
Other.......................................................        45,136
                                                                ----------
    Total Expenses..........................................     1,139,157
    Investment Advisory Fee Reduction.......................       450,061
    Less Credits Earned on Cash Balances....................         2,657
                                                                ----------
    Net Expenses............................................       686,439
                                                                ----------
NET INVESTMENT INCOME.......................................    $3,239,833
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  502,874
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       509,380
  End of the Period.........................................     3,915,443
                                                                ----------
Net Unrealized Appreciation During the Period...............     3,406,063
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $3,908,937
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $7,148,770
                                                                ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  3,239,833          $  3,078,496
Net Realized Gain/Loss.........................         502,874            (2,637,664)
Net Unrealized Appreciation During the
  Period.......................................       3,406,063             2,221,012
                                                   ------------          ------------
Change in Net Assets from Operations...........       7,148,770             2,661,844
                                                   ------------          ------------
Distributions from Net Investment Income:
  Class A Shares...............................      (1,769,049)           (1,546,701)
  Class B Shares...............................      (1,356,936)           (1,154,454)
  Class C Shares...............................        (252,913)             (205,970)
                                                   ------------          ------------
Total Distributions............................      (3,378,898)           (2,907,125)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       3,769,872              (245,281)
                                                   ------------          ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      31,138,250            14,105,208
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       2,352,039             1,952,433
Cost of Shares Repurchased.....................     (13,901,529)          (23,345,078)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      19,588,760            (7,287,437)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      23,358,632            (7,532,718)
NET ASSETS:
Beginning of the Period........................      62,422,067            69,954,785
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $26,550 and $165,615, respectively)..........    $ 85,780,699          $ 62,422,067
                                                   ============          ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              NINE
                                                             MONTHS       YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                   ------------------------   SEPT. 30,   ---------------
                                  2001     2000     1999      1998       1997     1996
                                 ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $14.91   $14.94   $16.22    $15.73     $14.99   $15.05
                                 ------   ------   ------    ------     ------   ------
  Net Investment Income........     .73      .77      .79       .60        .79      .82
  Net Realized and Unrealized
    Gain/Loss..................     .88     (.07)   (1.19)      .51        .79     (.08)
                                 ------   ------   ------    ------     ------   ------
Total from Investment
  Operations...................    1.61      .70     (.40)     1.11       1.58      .74
                                 ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .76      .73      .79       .60        .80      .80
  Distributions from Net
    Realized Gain..............     -0-      -0-      .09       .02        .04      -0-
                                 ------   ------   ------    ------     ------   ------
Total Distributions............     .76      .73      .88       .62        .84      .80
                                 ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $15.76   $14.91   $14.94    $16.22     $15.73   $14.99
                                 ======   ======   ======    ======     ======   ======

Total Return* (a)..............  10.97%    4.91%   -2.61%     7.11%**   10.92%    5.14%
Net Assets at End of the Period
  (In millions)................  $ 43.5   $ 29.0   $ 36.6    $ 25.0     $ 18.0   $  7.7
Ratio of Expenses to Average
  Net Assets*..................    .53%     .61%     .33%      .39%       .64%     .31%
Ratio of Net Investment Income
  to Average Net Assets*.......   4.74%    5.26%    5.03%     5.01%      5.16%    5.56%
Portfolio Turnover.............     30%      58%      67%       53%**      60%     126%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................   1.13%    1.32%    1.23%     1.43%      1.47%    1.82%
Ratio of Net Investment Income
  to Average Net Assets........   4.14%    4.56%    4.13%     3.97%      4.33%    4.04%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              NINE
                                                             MONTHS       YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                   ------------------------   SEPT. 30,   ---------------
                                  2001     2000     1999      1998       1997     1996
                                 ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $14.90   $14.92   $16.21    $15.73     $14.99   $15.05
                                 ------   ------   ------    ------     ------   ------
  Net Investment Income........     .62      .66      .68       .51        .69      .70
  Net Realized and Unrealized
    Gain/Loss..................     .86     (.06)   (1.20)      .51        .78     (.07)
                                 ------   ------   ------    ------     ------   ------
Total from Investment
  Operations...................    1.48      .60     (.52)     1.02       1.47      .63
                                 ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .64      .62      .68       .52        .69      .69
  Distributions from Net
    Realized Gain..............     -0-      -0-      .09       .02        .04      -0-
                                 ------   ------   ------    ------     ------   ------
Total Distributions............     .64      .62      .77       .54        .73      .69
                                 ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $15.74   $14.90   $14.92    $16.21     $15.73   $14.99
                                 ======   ======   ======    ======     ======   ======

Total Return* (a)..............  10.09%    4.17%   -3.34%     6.58%**   10.07%    4.37%
Net Assets at End of the Period
  (In millions)................  $ 35.0   $ 28.8   $ 28.2    $ 19.0     $ 13.1   $ 10.1
Ratio of Expenses to Average
  Net Assets*..................   1.28%    1.36%    1.08%     1.14%      1.36%    1.07%
Ratio of Net Investment Income
  to Average Net Assets*.......   3.99%    4.51%    4.27%     4.26%      4.49%    4.79%
Portfolio Turnover.............     30%      58%      67%       53%**      60%     126%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................   1.88%    2.07%    1.98%     2.19%      2.18%    2.60%
Ratio of Net Investment Income
  to Average Net Assets........   3.39%    3.81%    3.37%     3.21%      3.67%    3.26%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              NINE
                                                             MONTHS       YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                   ------------------------   SEPT. 30,   ---------------
                                  2001     2000     1999      1998       1997     1996
                                 ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $14.91   $14.92   $16.20    $15.73     $14.99   $15.04
                                 ------   ------   ------    ------     ------   ------
  Net Investment Income........     .60      .68      .68       .51        .68      .70
  Net Realized and Unrealized
    Gain/Loss..................     .88     (.07)   (1.19)      .50        .79     (.06)
                                 ------   ------   ------    ------     ------   ------
Total from Investment
  Operations...................    1.48      .61     (.51)     1.01       1.47      .64
                                 ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .64      .62      .68       .52        .69      .69
  Distributions from Net
    Realized Gain..............     -0-      -0-      .09       .02        .04      -0-
                                 ------   ------   ------    ------     ------   ------
Total Distributions............     .64      .62      .77       .54        .73      .69
                                 ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $15.75   $14.91   $14.92    $16.20     $15.73   $14.99
                                 ======   ======   ======    ======     ======   ======

Total Return* (a)..............  10.09%    4.24%   -3.28%     6.51%**   10.07%    4.44%
Net Assets at End of the Period
  (In millions)................  $  7.3   $  4.6   $  5.1    $  3.1     $  1.0   $   .4
Ratio of Expenses to Average
  Net Assets*..................   1.30%    1.36%    1.08%     1.14%      1.41%    1.08%
Ratio of Net Investment Income
  to Average Net Assets*.......   3.97%    4.52%    4.28%     4.22%      4.37%    4.78%
Portfolio Turnover.............     30%      58%      67%       53%**      60%     126%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................   1.90%    2.07%    1.98%     2.18%      2.23%    2.61%
Ratio of Net Investment Income
  to Average Net Assets........   3.37%    3.81%    3.38%     3.17%      3.55%    3.25%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $36,388.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $2,193,480 which expires between September 30, 2008 and 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $83,129,745; the aggregate gross unrealized appreciation is $4,397,199 and the aggregate gross unrealized depreciation is $539,343, resulting in net unrealized appreciation on long- and short-term investments of $3,857,856.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $2,657 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.60%
Over $500 million...........................................     0.50%

    For the year ended September 30, 2001, the Adviser voluntarily waived $450,061 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $4,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $46,400 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $29,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

trustees. Investments in such funds of $46,349 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $43,026,443, $33,746,308 and $7,317,022 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES         VALUE
Sales:
  Class A................................................  1,096,699    $ 17,109,890
  Class B................................................    680,740      10,548,185
  Class C................................................    223,702       3,480,175
                                                           ---------    ------------
Total Sales..............................................  2,001,141    $ 31,138,250
                                                           =========    ============
Dividend Reinvestment:
  Class A................................................     83,518    $  1,296,275
  Class B................................................     56,484         875,193
  Class C................................................     11,636         180,571
                                                           ---------    ------------
Total Dividend Reinvestment..............................    151,638    $  2,352,039
                                                           =========    ============
Repurchases:
  Class A................................................   (365,557)   $ (5,677,652)
  Class B................................................   (450,902)     (6,995,049)
  Class C................................................    (78,978)     (1,228,828)
                                                           ---------    ------------
Total Repurchases........................................   (895,437)   $(13,901,529)
                                                           =========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $30,297,930, $29,317,979 and $4,885,104 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES         VALUE
Sales:
  Class A...............................................     441,969    $  6,454,775
  Class B...............................................     463,481       6,776,777
  Class C...............................................      59,464         873,656
                                                          ----------    ------------
Total Sales.............................................     964,914    $ 14,105,208
                                                          ==========    ============
Dividend Reinvestment:
  Class A...............................................      76,519    $  1,118,570
  Class B...............................................      47,021         687,193
  Class C...............................................      10,041         146,670
                                                          ----------    ------------
Total Dividend Reinvestment.............................     133,581    $  1,952,433
                                                          ==========    ============
Repurchases:
  Class A...............................................  (1,026,835)   $(15,010,842)
  Class B...............................................    (465,344)     (6,811,266)
  Class C...............................................    (104,564)     (1,522,970)
                                                          ----------    ------------
Total Repurchases.......................................  (1,596,743)   $(23,345,078)
                                                          ==========    ============

    Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 119,240 and 13,791 Class B shares automatically converted to Class A shares, respectively, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C shares converted to Class A shares. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

redemptions made within six years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $64,200 and CDSC on redeemed shares of approximately $105,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $40,376,077 and $21,591,541, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $266,500 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $12,900.

PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

    (a)(1)      --   Agreement and Declaration of Trust(1)
       (2)      --   Certificate of Amendment(10)
       (3)      --   Second Amended and Restated Certificate of Designation for:
                        (i)  Van Kampen Insured Tax Free Income Fund(10)
                       (ii)  Van Kampen California Insured Tax Free Fund(10)
                      (iii)  Van Kampen Municipal Income Fund(10)
                       (iv)  Van Kampen Florida Insured Tax Free Income Fund(10)
                        (v)  Van Kampen New York Tax Free Income Fund(10)
                       (vi)  Van Kampen Michigan Tax Free Income Fund(10)
                      (vii)  Van Kampen Missouri Tax Free Income Fund(10)
                     (viii)  Van Kampen Ohio Tax Free Income Fund(10)
                --
                     Third Amended and Restated Certificate of Designation for:
                       (ix)  Van Kampen Intermediate Term Municipal Income Fund(10)
                        (x)  Van Kampen California Municipal Income Fund(13)
                       (xi)  Van Kampen Strategic Municipal Income Fund+
       (b)      --   By-Laws(1)
       (c)      --   Specimen Certificate of Share of Beneficial Interest of:
                        (i)  Van Kampen Insured Tax Free Income Fund(1)
                       (ii)  Van Kampen Strategic Municipal Income Fund(1)
                      (iii)  Van Kampen California Insured Tax Free Fund(1)
                       (iv)  Van Kampen Municipal Income Fund(1)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                       (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
                      (vii)  Van Kampen New York Tax Free Income Fund(1)
                     (viii)  Van Kampen California Municipal Income Fund(13)
                       (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                        (x)  Van Kampen Missouri Tax Free Income Fund(2)
                       (xi)  Van Kampen Ohio Tax Free Income Fund(2)
       (d)      --   Investment Advisory Agreement for:
                        (i)  Van Kampen Insured Tax Free Income Fund(3)
                       (ii)  Van Kampen Strategic Municipal Income Fund(3)
                      (iii)  Van Kampen California Insured Tax Free Fund(3)
                       (iv)  Van Kampen Municipal Income Fund(3)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                       (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
                      (vii)  Van Kampen New York Tax Free Income Fund(3)
                     (viii)  Van Kampen California Municipal Income Fund(13)
                       (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                        (x)  Van Kampen Missouri Tax Free Income Fund(2)
                       (xi)  Van Kampen Ohio Tax Free Income Fund(2)
    (e)(1)      --   Distribution and Service Agreement for:
                        (i)  Van Kampen Insured Tax Free Income Fund(3)
                       (ii)  Van Kampen Strategic Municipal Income Fund(3)
                      (iii)  Van Kampen California Insured Tax Free Fund(3)
                       (iv)  Van Kampen Municipal Income Fund(3)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                       (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
                      (vii)  Van Kampen New York Tax Free Income Fund(3)
                     (viii)  Van Kampen California Municipal Income Fund(13)
                       (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                        (x)  Van Kampen Missouri Tax Free Income Fund(2)
                       (xi)  Van Kampen Ohio Tax Free Income Fund(2)

       (2)      --   Form of Dealer Agreement(4)
       (3)      --   Form of Broker Fully Disclosed Selling Agreement(4)
       (4)      --   Form of Bank Fully Disclosed Selling Agreement(4)
    (f)(1)      --   Form of Trustee Deferred Compensation Plan(11)
    (f)(2)      --   Form of Trustee Retirement Plan(11)
    (g)(1) (a)  --   Custodian Contract for:
                        (i)  Van Kampen Insured Tax Free Income Fund(5)
                       (ii)  Van Kampen Strategic Municipal Income Fund(5)
                      (iii)  Van Kampen California Insured Tax Free Fund(5)
                       (iv)  Van Kampen Municipal Income Fund(5) and (6)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(5)
                       (vi)  Van Kampen Florida Insured Tax Free Income Fund(5)
                      (vii)  Van Kampen New York Tax Free Income Fund(5)
                     (viii)  Van Kampen California Municipal Income Fund(2) and (5)
                       (ix)  Van Kampen Michigan Tax Free Income Fund(2) and (7)
                        (x)  Van Kampen Missouri Tax Free Income Fund(2) and (7)
                       (xi)  Van Kampen Ohio Tax Free Income Fund(2) and (7)
           (b)  --
                     Amendment to Custodian Contract+
       (2)      --   Transfer Agency and Service Agreement(5)
    (h)(2)      --   Fund Accounting Agreement(5)
       (3)      --   Legal Services Agreement(3)
    (i)(1)      --   Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) for:
                        (i)  Van Kampen Insured Tax Free Income Fund(8)
                       (ii)  Van Kampen Strategic Municipal Income Fund(8)
                      (iii)  Van Kampen California Insured Tax Free Fund(8)
                       (iv)  Van Kampen Municipal Income Fund(8)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(8)
                       (vi)  Van Kampen Florida Insured Tax Free Income Fund(8)
                      (vii)  Van Kampen New York Tax Free Income Fund(8)
                     (viii)  Van Kampen California Municipal Income Fund(13)
                       (ix)  Van Kampen Michigan Tax Free Income Fund++
                        (x)  Van Kampen Missouri Tax Free Income Fund++
                       (xi)  Van Kampen Ohio Tax Free Income Fund++
       (2)      --   Consent of Skadden, Arps, Slate, Meagher and Flom (Illinois)+
       (3)      --   Consent of Squire, Sanders & Dempsey LLP+
    (j)(1)      --   Opinions of KPMG LLP for:
                        (i)  Van Kampen Insured Tax Free Income Fund(14)
                       (ii)  Van Kampen Strategic Municipal Income Fund(14)
                      (iii)  Van Kampen California Insured Tax Free Fund(14)
                       (iv)  Van Kampen Municipal Income Fund(14)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(14)
                       (vi)  Van Kampen Florida Insured Tax Free Income Fund(14)
                      (vii)  Van Kampen New York Tax Free Income Fund(14)
       (2)      --   Consents of KPMG LLP for:
                        (i)  Van Kampen Insured Tax Free Income Fund+
                       (ii)  Van Kampen Strategic Municipal Income Fund+
                      (iii)  Van Kampen California Insured Tax Free Fund+
                       (iv)  Van Kampen Municipal Income Fund+
                        (v)  Van Kampen Intermediate Term Municipal Income Fund+
                       (vi)  Van Kampen Florida Insured Tax Free Income Fund+
                      (vii)  Van Kampen New York Tax Free Income Fund+
       (3)      --   Consent of Ernst & Young LLP+
       (k)      --   Not applicable
       (l)      --   Letter of understanding relating to initial capital(9)

   (m)(1)             --         Plan of Distribution Pursuant to Rule 12b-1 for:
                                       (i)  Van Kampen Insured Tax Free Income Fund(1)
                                      (ii)  Van Kampen Strategic Municipal Income Fund(1)
                                     (iii)  Van Kampen California Insured Tax Free Fund(1)
                                      (iv)  Van Kampen Municipal Income Fund(1)
                                       (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                                      (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
                                     (vii)  Van Kampen New York Tax Free Income Fund(1)
                                    (viii)  Van Kampen California Municipal Income Fund(13)
                                      (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                                       (x)  Van Kampen Missouri Tax Free Income Fund(2)
                                      (xi)  Van Kampen Ohio Tax Free Income Fund(2)
      (2)             --         Form of Shareholder Assistance Agreement(4)
      (3)             --         Form of Administrative Services Agreement(4)
      (4)             --         Service Plan for:
                                       (i)  Van Kampen Insured Tax Free Income Fund(1)
                                      (ii)  Van Kampen Strategic Municipal Income Fund(1)
                                     (iii)  Van Kampen California Insured Tax Free Fund(1)
                                      (iv)  Van Kampen Municipal Income Fund(1)
                                       (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                                      (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
                                     (vii)  Van Kampen New York Tax Free Income Fund(1)
                                    (viii)  Van Kampen California Municipal Income Fund(13)
                                      (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                                       (x)  Van Kampen Missouri Tax Free Income Fund(2)
                                      (xi)  Van Kampen Ohio Tax Free Income Fund(2)
      (n)             --         Amended Multi-Class Plan(8)
   (p)(1)             --         Code of Ethics of Investment Adviser and Distributor+
      (2)             --         Code of Ethics of Fund(14)
      (q)             --         Power of Attorney+
   (z)(1)             --         List of Investment Companies in response to Item 27(a)+
      (2)             --         List of Officers and Directors of Van Kampen Funds Inc.
                                 in response to Item 27(b)+


---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1996.
 (2) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on September 30, 1994.
 (3) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 30, 1998.
 (4) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on August 1, 1995.
 (5) Incorporated herein by reference to Post-Effective Amendment No. 50 to Van Kampen American Capital Comstock Fund, File No. 2-27778 filed on April 27, 1998.
 (6) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed May 25, 1990.
 (7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration on Form N-1A, File Number 2-99715, filed February 22, 1988.
 (8) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1997.
 (9) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed August 15, 1985.
(10) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on November 25, 1998.

(11) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 7, 2000.
(12) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 28, 1999.
(13) Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on March 7, 2000.

(14)Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 26, 2001.


 + Filed herewith.

++ To be filed by future amendments.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statements of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Registrant.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement, "Other Agreements," and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The Registrant's sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).

     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of its directors and officers of the Registrant are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder (i) by the Registrant will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 and (iii) all such accounts, books and other documents required to be maintained by the Adviser and by the Distributor, will be maintained at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TAX FREE TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 25th day of January, 2002.


                                      VAN KAMPEN TAX FREE TRUST


                                      By:        /s/  SARA L. BADLER

                                         ---------------------------------------

                                           Sara L. Badler, Assistant Secretary



     Pursuant to the requirements of the 1933 Act, this Amendment to this Registration Statement has been signed on January 25, 2002 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

            /s/  RICHARD F. POWERS, III*               Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

               /s/  JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan
Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/  JERRY D. CHOATE*                  Trustee
-----------------------------------------------------
                   Jerry D. Choate

              /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/  MITCHELL M. MERIN*                 Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen

              /s/  SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

                 /s/  SARA L. BADLER                                                 January 25, 2002
-----------------------------------------------------
                   Sara L. Badler
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 48 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


 EXHIBIT
 NUMBER           EXHIBIT
 -------          -------
(a)(3)(xi)   --   Third Amended and Restated Certificate of Designation for Strategic
                  Municipal Income Fund
(g)(1)(b)    --   Amendment to Custodian Contract
   (i)(2)    --   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
      (3)    --   Consent of Squire, Sanders & Dempsey LLP
   (j)(2)    --   Consents of KPMG LLP for:
                     (i)    Van Kampen Insured Tax Free Income Fund
                    (ii)    Van Kampen Strategic Municipal Income Fund
                   (iii)    Van Kampen California Insured Tax Free Fund
                    (iv)    Van Kampen Municipal Income Fund
                     (v)    Van Kampen Intermediate Term Municipal Income Fund
                    (vi)    Van Kampen Florida Insured Tax Free Income Fund
                   (vii)    Van Kampen New York Tax Free Income Fund
      (3)    --   Consent of Ernst & Young LLP
   (p)(1)    --   Code of Ethics of Investment Adviser and Distributor
      (q)    --   Power of Attorney
   (z)(1)    --   List of Investment Companies in response to Item 27(a)
      (2)    --   List of Officers and Directors of Van Kampen Funds Inc. in response to
                  Item 27(b)